Registration No. 2-90309
---------------------------------------------------------------
               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549

                           FORM N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

    Pre-Effective Amendment No.
                                  ----                  -----
    Post-Effective Amendment No.   32                     X
                                  ----                  -----
and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

      Amendment No.   33                                  X
                     ----                               -----

                  SUMMIT MUTUAL FUNDS, INC.
    (Exact Name of Registrant as Specified in Charter)

        1876 Waycross Road, Cincinnati, Ohio 45240
         (Address of Principal Executive Offices)

                     (513) 595-2600
             (Registrant's Telephone Number)

John F. Labmeier, Esq.                      Copy to:
The Union Central Life Insurance Company    W. Randolph Thompson, Esq.
P.O. Box 40888                              Suite 410 East
Cincinnati, Ohio 45240                      1025 Thomas Jefferson St., N.W.
(Name and Address of Agent for Service)     Washington, D.C. 20007


It is proposed that this filing will become effective (check appropriate box)
___ immediately upon filing pursuant to paragraph (b) of Rule 485
 X  on May 1, 2001 pursuant to paragraph (b) of Rule 485
---
___ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
___ on (date) pursuant to paragraph (a)(1) of Rule 485
___ 75 days after filing pursuant to paragraph (a)(2) of Rule 485
___ on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
____This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

     This amendment No. 32 under the Securities Act of 1933, and Amendment No. 33 under the Investment Company Act of 1940, to the Registration Statement on Form N-1A of Summit Mutual Funds, Inc. is filed solely to update the information in the Summit Pinnacle Funds' prospectus and statement of additional information and does not otherwise delete, amend, or supersede any prospectus, statement of additional information, exhibit, undertaking, or other information contained in the Registration Statement.

                       PART A


        INFORMATION REQUIRED IN A PROSPECTUS

May 1, 2001



                 SUMMIT MUTUAL FUNDS, INC.
--------------------------------------------------------------


Summit Mutual Funds, Inc. is a mutual fund with twenty-three separate Portfolios, each with its own investment objective. We cannot assure you that any Portfolio will meet its objective. This Prospectus offers seven of the Portfolios within the Summit Pinnacle Series. Their investment objectives are:

The S&P 500 Index Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P 500 Index.

The S&P MidCap 400 Index Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P MidCap 400 Index.

The Russell 2000 Small Cap Index Portfolio seeks investment results that correspond to the investment performance of U.S.
common stocks, as represented by the Russell 2000 Index.

The Nasdaq-100 Index Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Nasdaq-100 Index.

The Balanced Index Portfolio seeks investment results, with respect to 60% of its assets, that correspond to the total return performance of U.S. common stocks, as represented by the S&P 500 Index and, with respect to 40% of its assets, that correspond to the total return performance of investment grade bonds, as represented by the Lehman Brothers Aggregate Bond Index.

The Zenith Portfolio seeks primarily long-term appreciation of capital, without incurring unduly high risk, by investing primarily in common stocks and other equity securities. Current income is a secondary objective.

The Bond Portfolio seeks as high a level of current income as is consistent with reasonable investment risk, by investing primarily in long-term, fixed-income, investment-grade corporate bonds.

THIS PROSPECTUS CONTAINS INFORMATION YOU SHOULD KNOW BEFORE
ALLOCATING YOUR CONTRACT VALUES TO ANY OF THE PORTFOLIOS. WE
SUGGEST THAT YOU READ IT AND KEEP IT FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC") NOR ANY STATE. NEITHER THE SEC NOR ANY STATE HAS DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



SMFI 514 PINNACLE 5-01

                        TABLE OF CONTENTS


INTRODUCTION TO THE FUND..................................3

PORTFOLIO PROFILES........................................3
S&P 500 INDEX PORTFOLIO PROFILE...........................3
S&P MIDCAP 400 INDEX PORTFOLIO............................5
RUSSELL 2000 SMALL CAP INDEX PORTFOLIO....................6
NASDAQ-100 INDEX PORTFOLIO................................7
BALANCED INDEX PORTFOLIO..................................9
ZENITH PORTFOLIO PROFILE.................................11
BOND PORTFOLIO PROFILE...................................13

PORTFOLIO OPERATING EXPENSES.............................16

OTHER INVESTMENT POLICIES, STRATEGIES AND ...............17
FOREIGN SECURITIES.......................................17
FOREIGN CURRENCY TRANSACTIONS............................17
JUNK BONDS...............................................18
REPURCHASE AGREEMENTS....................................18
REVERSE REPURCHASE AGREEMENTS............................18
FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS.......18
OPTIONS ON SECURITIES INDICES............................20
COLLATERALIZED MORTGAGE OBLIGATIONS......................20
LENDING PORTFOLIO SECURITIES.............................20
MIXED AND SHARED FUNDING.................................20
OTHER INFORMATION........................................21

FUND MANAGEMENT..........................................21
INVESTMENT ADVISER.......................................21
ADVISORY FEE.............................................22
EXPENSES.................................................22
CAPITAL STOCK............................................22
VALUATION OF PORTFOLIO SHARES............................23

DIVIDENDS AND DISTRIBUTIONS..............................23

TAXES.......................... .........................23

CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT........23

S&P, FRANK RUSSELL AND NASDAQ DISCLAIMER.................24

FINANCIAL HIGHLIGHTS.....................................25

APPENDIX A:  RATINGS.....................................32
CORPORATE BOND RATINGS...................................32
COMMERCIAL PAPER RATINGS.................................33


                    INTRODUCTION TO THE FUND

This prospectus explains the objectives, risks and strategies of seven of the Portfolios within the Summit Pinnacle Series of Summit Mutual Funds, Inc. (the "Fund"). The Portfolios are mutual funds used as investment options for variable annuity or variable life insurance contracts offered by insurance companies. Although you cannot purchase shares of the Portfolios directly, you can instruct your insurance company how to allocate your contract's values among the Portfolios. Each Portfolio Profile below summarizes important facts about the Portfolio, including its investment objective, strategy, risks and past investment performance More detailed information about some of the Portfolios' investment policies and strategies is provided after the Profiles, along with information about Portfolio expenses, share pricing and Financial Highlights for each Portfolio.

                   PORTFOLIO PROFILES

S&P 500 INDEX PORTFOLIO PROFILE

Investment Objective
The S&P 500 Index Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P 500 Index.

Investment Strategies
The S&P 500 Index Portfolio seeks to substantially replicate the total return of the securities comprising the S&P 500 Index, taking into consideration redemptions, sales of additional shares, and other adjustments described below. Precise replication of the capitalization weighting of the securities in the S&P 500 is not feasible. The S&P 500 Index Portfolio will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the S&P 500. A correlation of 100% would represent perfect correlation between the Portfolio and index performance. The correlation of the Portfolio's performance to that of the S&P 500 should increase as the Portfolio grows. There can be no assurance that the Portfolio will achieve a 95% correlation.

The S&P 500 Index Portfolio may invest up to 5% of its assets in Standard & Poor's Depositary Receipts(R) ("SPDRs(R)"). SPDRs are units of beneficial interest in a unit investment trust, representing proportionate undivided interests in a portfolio of securities in substantially the same weighting as the common stocks that comprise the S&P 500.

Although the Adviser will attempt to invest as much of the S&P 500 Index Portfolio's assets as is practical in stocks included among the S&P 500 and futures contracts and related options, a portion of the Portfolio may be invested in money market instruments pending investment or to meet redemption requests or other needs for liquid assets. In addition, for temporary defensive purposes, the Portfolio may invest in government securities, money market instruments, or other fixed-income securities, or retain cash or cash equivalents.

Primary Risks

* Market risk:   The S&P 500 Index Portfolio's total return, like
stock prices generally, will fluctuate within a wide range in response to stock market trends, so a share of the Portfolio could drop in value over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

* Investment style risk: Stocks of large companies, such as those listed among the S&P 500 Index, occasionally go through cycles of doing worse (or better) than the stock markets in general or other types of investments.

* Correlation risk: Because the S&P Index Portfolio has expenses, and the S&P 500 Index does not, the Portfolio may be unable to replicate precisely the performance of the Index. While the Portfolio remains small, it may have a greater risk that its performance will not match that of the Index.

Bar Chart and Performance Table
The bar chart and table below provide an indication of the risk of investing in the S&P 500 Index Portfolio. The bar chart shows the Portfolio's performance in each calendar year since its inception. The table shows how the Portfolio's average annual returns for one year, five years and since inception compare with those of the S&P 500 Index whose performance it seeks to replicate. The Portfolio's returns are net of its expenses, but do NOT reflect the additional fees and expenses of your variable annuity or variable life insurance contract. If those contract fees and expenses were included, the returns would be lower.
Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

BAR CHART
(Shown here is a bar chart showing the Portfolio's performance in each calendar year since its inception as follows:
    1996    23.37%
    1997    32.72%
    1998    28.54%
    1999    20.52%
    2000    -9.32%)


The S&P 500 Index Portfolio's return for the most recent calendar quarter ended March 31, 2001, was -12.0%. During the period shown in the bar chart, the highest return for a calendar quarter was 21.2% (quarter ending 12/31/98) and the lowest return for a quarter was -9.9% (quarter ending 09/30/98).

Average Annual Total Returns for Years Ended December 31, 2000

                           1 Year   5 Years   Since Inception*

S&P 500 Index Portfolio     -9.3%     18.1%       18.1%
S&P 500 Index               -9.1%     18.3%       18.3%

*December 29, 1995

S&P MIDCAP 400 INDEX PORTFOLIO PROFILE

Investment Objective
The S&P MidCap 400 Index Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P MidCap 400 Index.

Investment Strategies
The S&P MidCap 400 Index Portfolio seeks to substantially replicate the total return of the securities comprising the S&P MidCap 400 Index, taking into consideration redemptions, sales of additional shares, and other adjustments described below.
Precise replication of the capitalization weighting of the securities in the S&P MidCap 400 Index is not feasible. The S&P MidCap 400 Index Portfolio will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the S&P MidCap 400 Index. A correlation of 100% would represent perfect correlation between the Portfolio and index performance. The correlation of the Portfolio's performance to that of the S&P MidCap 400 Index should increase as the Portfolio grows. There can be no assurance that the Portfolio will achieve a 95% correlation.

The S&P MidCap 400 Index Portfolio may invest up to 5% of its assets in Standard & Poor's MidCap Depositary Receipts(R) ("MidCap SPDR's(R)"). MidCap SPDR's are units of beneficial interest in a unit investment trust, representing proportionate undivided interests in a portfolio of securities in substantially the same weighting as the common stocks that comprise the S&P MidCap 400 Index.

Although the Adviser will attempt to invest as much of the S&P MidCap 400 Index Portfolio's assets as is practical in stocks included among the S&P MidCap 400 Index and futures contracts and options relating thereto, a portion of the Portfolio may be invested in money market instruments pending investment or to meet redemption requests or other needs for liquid assets. In addition, for temporary defensive purposes, the Portfolio may invest in government securities, money market instruments, or other fixed-income securities, or retain cash or cash equivalents.

Primary Risks
* Market risk:   The S&P MidCap 400 Index Portfolio's total
return, like stock prices generally, will fluctuate within a wide range in response to stock market trends, so a share of the Portfolio could drop in value over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

* Investment style risk: Stocks of medium sized (MidCap) companies, such as those listed among the S&P MidCap 400 Index occasionally go through cycles of doing worse (or better) than the stock markets in general or other types of investments.

* Correlation risk: Because the S&P MidCap 400 Index Portfolio has expenses, and the S&P MidCap 400 Index does not, the Portfolio may be unable to replicate precisely the performance of the Index. While the Portfolio remains small, it may have a greater risk that its performance will not match that of the Index.

Bar Chart and Performance Table
The bar chart and table below provide an indication of the risk of investing in the S&P MidCap 400 Index Portfolio. The bar chart shows the Portfolio's performance in each calendar year since its inception. The table shows how the Portfolio's average annual returns for one year and since inception compare with those of the S&P MidCap 400 Index whose performance it seeks to replicate. The Portfolio's returns are net of its expenses, but do NOT reflect the additional fees and expenses of your variable annuity or variable life insurance contract. If those contract fees and expenses were included, the returns would be lower.
Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.



BAR CHART
(Shown here is a bar chart showing the Portfolio's performance in each calendar year since its inception as follows:
    2000    15.99%)


The S&P MidCap 400 Index Portfolio's return for the most recent calendar quarter ended March 31, 2001, was -11.0%. During the period shown in the bar chart, the highest return for a calendar quarter was 12.6% (quarter ending 03/31/00) and the lowest return for a quarter was -4.1% (quarter ending 12/31/00).

Average Annual Total Returns for Years Ended December 31, 2000

                                  1 Year     Since Inception*

S&P MidCap 400 Index Portfolio     16.0%        16.4%
S&P MidCap 400 Index               17.5%        17.8%

*May 3, 1999


RUSSELL 2000 SMALL CAP INDEX PORTFOLIO PROFILE

Investment Objective
The Russell 2000 Small Cap Index Portfolio seeks investment results that correspond to the investment performance of U.S.
commons stocks, as represented by the Russell 2000 Index.

Investment Strategies
The Russell 2000 Small Cap Index Portfolio seeks to substantially replicate the total return of the securities comprising the Russell 2000 Index, taking into consideration redemptions, sales of additional shares, and other adjustments described below. Precise replication of the capitalization weighting of the securities in the Russell 2000 Index is not feasible. The Russell 2000 Index Portfolio will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the Russell 2000 Index. A correlation of 100% would represent perfect correlation between the Portfolio and index performance. The correlation of the Portfolio's performance to that of the Russell 2000 Index should increase as the Portfolio grows. There can be no assurance that the Portfolio will achieve a 95% correlation.

Although the Adviser will attempt to invest as much of the Russell 2000 Small Cap Index Portfolio's assets as is practical in stocks included among the Russell 2000 Index and futures contracts and options relating thereto, a portion of the Portfolio may be invested in money market instruments pending investment or to meet redemption requests or other needs for liquid assets. The Portfolio may also temporarily invest in S&P 500 Index futures and/or S&P MidCap 400 Index futures if, in the opinion of the Adviser, it is not practical to invest in Russell 2000 Index futures at a particular time due to liquidity or price considerations. In addition, for temporary defensive purposes, the Portfolio may invest in government securities, money market instruments, or other fixed-income securities, or retain cash or cash equivalents.

The Portfolio may invest up to 20% of its assets in Russell 2000 futures contracts or options (or S&P MidCap 400 or S&P 500 futures contracts and options if, in the opinion of the Adviser, it is not practical to invest in Russell 2000 Index futures at a particular time due to liquidity or price considerations) in order to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or minimize trading costs. The Portfolio may also sell covered calls on futures contracts or individual securities held in the Portfolio. As a temporary investment strategy, until the Portfolio reaches $50 million in net assets, the Portfolio may invest up to 100% of its assets in such futures and/or options contracts.

Primary Risks
* Market risk:   The Russell 2000 Small Cap Index Portfolio's
total return, like stock prices generally, will fluctuate within a wide range in response to stock market trends, so a share of the Portfolio could drop in value over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

* Investment style risk: Stocks of small sized (small-cap) companies, such as those listed among the Russell 2000 Index occasionally go through cycles of doing worse (or better) than the stock markets in general or other types of investments.

* Correlation risk: Because the Russell 2000 Small Cap Index Portfolio has expenses, and the Russell 2000 Index does not, the Portfolio may be unable to replicate precisely the performance of the Index. While the Portfolio remains small, it may have a greater risk that its performance will not match that of the Index.

Since this Portfolio has not been in effect for at least one year, there is no bar chart or performance table.

NASDAQ-100 INDEX PORTFOLIO PROFILE

Investment Objective
The Nasdaq-100 Index Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Nasdaq-100 Index.

Investment Strategies
The Nasdaq-100 Index Portfolio seeks to substantially replicate the total return of the securities comprising the Nasdaq-100 Index, taking into consideration redemptions, sales of additional shares, and other adjustments described below. Precise replication of the capitalization weighting of the securities in the Nasdaq-100 Index is not feasible. The Nasdaq-100 Index Portfolio will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the Nasdaq-100 Index. A correlation of 100% would represent perfect correlation between the Portfolio and index performance. The correlation of the Portfolio's performance to that of the Nasdaq-100 Index should increase as the Portfolio grows. There can be no assurance that the Portfolio will achieve a 95% correlation.

The Nasdaq-100 Index Portfolio may invest up to 5% of its assets
in Nasdaq-100 Shares(R).   Nasdaq-100 Shares are units of
beneficial interest in a unit investment trust, representing proportionate undivided interests in a portfolio of securities in substantially the same weighting as the common stocks that comprise the Nasdaq-100 Index.

The Portfolio may invest up to 20% of its assets in Nasdaq-100 futures contracts and options in order to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or minimize trading costs. The Portfolio may also sell covered calls on futures contracts or individual securities held in the Portfolio. As a temporary investment strategy, until the Portfolio reaches $50 million in net assets, the Portfolio may invest up to 100% of its assets in such futures and/or options contracts.

Although the Adviser will attempt to invest as much of the Nasdaq-100 Index Portfolio's assets as is practical in stocks included among the Nasdaq-100 Index and futures contracts and options relating thereto, a portion of the Portfolio may be invested in money market instruments pending investment or to meet redemption requests or other needs for liquid assets. In addition, for temporary defensive purposes, the Portfolio may invest in government securities, money market instruments, or other fixed-income securities, or retain cash or cash equivalents.

Primary Risks
* Market risk:   The Nasdaq-100 Index Portfolio's total return,
like stock prices generally, will fluctuate within a wide range in response to stock market trends, so a share of the Portfolio could drop in value over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

* Investment style risk: Stocks of companies or industries that are heavily weighted in the Nasdaq-100 Index, such as technology, telecommunications, internet and biotechnology companies, occasionally go through cycles of doing worse (or better) than the stock markets in general, as measured by other more broad-based stock indexes, or other types of investments.

* Concentration risk:   The Nasdaq-100 Index Portfolio is subject
to the risk of an investment portfolio that may be highly concentrated in a particular industry (e.g., Technology) and, due to concentration in sectors characterized by relatively higher volatility in price performance, may be more volatile when compared to other broad-based stock indexes. The Nasdaq-100 Index Portfolio is also subject to the risks specific to the performance of a few individual component securities that currently represent a highly concentrated weighting in the Index (e.g. Microsoft Corporation, Intel Corporation, Cisco Systems Inc., etc.).

* Correlation risk: Because the Nasdaq-100 Index Portfolio has expenses, and the Nasdaq-100 Index does not, the Portfolio may be unable to replicate precisely the performance of the Index. While the Portfolio remains small, it may have a greater risk that its performance will not match that of the Index.

* Nondiversification risk: Under securities laws, the Portfolio is considered a "nondiversified investment company." The Portfolio is, however, subject to diversification limits under federal tax law that permit it to invest more than 5%, but not more than 25%, of its assets in a single issuer with respect to up to 50% of its total assets as of the end of each of the Portfolio's tax quarters.

In an effort to closely replicate the performance of the Nasdaq-100-Index, the Portfolio will invest its assets in the individual stocks comprised in the Nasdaq-100 Index. Furthermore, the investment in the individual stocks in the Portfolio will be weighted so that their percentage weighting in the Portfolio is approximately the same as their percentage weighting in the underlying Nasdaq-100 Index. As a result of this investment strategy, the Nasdaq-100 Index Portfolio is a nondiversified Portfolio.

Notwithstanding the above, the Nasdaq-100 Index Portfolio intends to qualify as a Registered Investment Company ("RIC") under federal tax law. At any point in time, if following the investment strategy outlined above, of properly weighting the Portfolios investments in individual securities to substantially replicate the performance of the Nasdaq-100 Index, would put the Portfolio in jeopardy of failing the RIC rule on diversification, the Portfolio intends to immediately alter its investment strategy to comply with the RIC rules. Such alteration would include reducing investment exposure, pro-rata, to those investments causing the Portfolio to be in jeopardy of violating the RIC rules.

Since this Portfolio has not been in effect for at least one year, there is no bar chart or performance table.

BALANCED INDEX PORTFOLIO PROFILE

Investment Objective
The Balanced Index Portfolio seeks investment results, with respect to 60% of its assets, that correspond to the total return performance of U.S. common stocks, as represented by the S&P 500 Index and, with respect to 40% of its assets, that correspond to the total return performance of investment grade bonds, as represented by the Lehman Brothers Aggregate Bond Index.

Investment Strategies
The Portfolio will invest approximately 60% of its net assets in a portfolio of common stocks, futures (in combination with the appropriate amount of U.S. Treasury securities as collateral), and Standard & Poor's Depositary Receipts(R) ("SPDR's(R)") to track the S&P 500 Index and approximately 40% of its net assets in a portfolio of investment grade bonds designed to track the Lehman Brothers Aggregate Bond Index (the "Lehman Brothers Index"). The Portfolio may also hold cash or cash equivalent securities, although the amount of cash and cash equivalent securities is expected to represent a small percentage of the funds assets.

The Portfolio's common stock portfolio seeks to substantially replicate the total return of the securities comprising the S&P 500 Index, taking into consideration redemptions, sales of additional shares, and other adjustments described below. Precise replication of the S&P 500 is not feasible. The Portfolio will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its common stock portfolio before expenses and the total return of the S&P 500. A correlation of 100% would represent perfect correlation between the Portfolio and index performance. There can be no assurance that the Portfolio will achieve a 95% correlation.

The Portfolio may invest up to 5% of its assets in SPDRs(R). SPDR's are units of beneficial interest in a unit investment trust, representing proportionate undivided interests in a portfolio of securities in substantially the same weighting as the common stocks that comprise the S&P 500.

The Portfolio's bond portfolio seeks to substantially replicate the total return of the securities comprising the Lehman Brothers Aggregate Bond Index taking into consideration redemptions, sales of additional shares, and other adjustments described below. Precise replication of the Lehman Aggregate Bond Index is not feasible due to the large number of securities in the index (over 7,000). The Portfolio will invest in a representative sample of fixed income securities, which, taken together, are expected to
perform similarly to the Lehman Brothers Aggregate Index.   The
Portfolio will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its bond portfolio before expenses and the total return of the Lehman Brothers Aggregate Bond Index. A correlation of 100% would represent perfect correlation between the Portfolio and index performance. There can be no assurance that the Portfolio will achieve a 95% correlation.

The Portfolio may invest up to 20% of its assets in stock or bond futures contracts and options in order to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or minimize trading costs.

Primary Risks

* Stock Market risk:   The Portfolio's common stock portfolio,
like stock prices generally, will fluctuate within a wide range in response to stock market trends, so a share of the Portfolio could drop in value over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

* Interest Rate risk: The Portfolio's bond portfolio is subject to interest rate risk. Interest rate risk is the potential for fluctuation in bond prices due to changing interest rates. Bond prices generally rise when interest rates fall. Likewise, bond prices generally fall when interest rates rise. Furthermore, the price of bonds with a longer maturity generally fluctuate more than bonds with a shorter maturity. To compensate investors for larger fluctuations, longer maturity bonds usually offer higher yields than shorter maturity bonds. Interest rate risk is a risk inherent in all bonds, regardless of credit quality. The Portfolio's bond portfolio has an intermediate-term average maturity (5 to 15 years), and is therefore expected to have moderate to high level of interest rate risk.

* Credit Risk: The Portfolio's bond portfolio is subject to credit risk. Credit risk is the risk that an issuer of a security will be unable to make payments of principal and/or interest on a security held by the Portfolio. When an issuer fails to make a scheduled payment of principal or interest on a security, or violates other terms and agreements of a security, the issuer and security are in default. A default by the issuer of a security generally has a severe negative affect on the market value of that security.

The credit risk of the Portfolio is a function of the credit quality of its underlying securities. The average credit quality of the Portfolio is expected to be very high. Therefore, the credit risk of the Portfolio is expected to be low. The average quality of the Lehman Brothers Aggregate Bond Index, which the Portfolio attempts to replicate, was AA2 using Moody's Investors Service (See Appendix A: Ratings - Corporate Bond Ratings). Other factors, including interest rate risk and prepayment risk cause fluctuation in bond prices.

* Income Risk: The Portfolio's bond portfolio is subject to income risk. Income risk is the risk of a decline in the Portfolio's income due to falling market interest rates. Income risk is generally higher for portfolios with short term average maturities and lower for portfolios with long term average maturities. Income risk is also generally higher for portfolios that are actively traded and lower for portfolios that are less actively traded. The Portfolio's bond portfolio is expected to maintain an intermediate average maturity and have moderate trading activity. Therefore, income risk is expected to be moderate.

* Prepayment Risk: Prepayment risk is the risk that, during periods of declining interest rates, the principal of mortgage-backed securities and callable bonds will be repaid earlier than scheduled, and the portfolio manager will be forced to reinvest the unanticipated repayments at generally lower interest rates. The Portfolio's exposure to mortgage-backed securities and currently callable bonds is generally low to moderate.
Therefore, the prepayment risk of the Portfolio is expected to be low to moderate.

* Correlation risk: Because the Balanced Index Portfolio has expenses, and the S&P 500 Index and Lehman Brothers Aggregate Bond Index do not, the Portfolio may be unable to replicate precisely the performance of the Index. In addition, the Portfolio intends to hold a sampling of both the stocks in the S&P 500 Index and the bonds in the Lehman Brothers Aggregate Bond Index, rather than exactly matching the market weighting of each security in its respective index. While the Portfolio remains small, it may have a greater risk that its performance will not match that of the Index

Bar Chart and Performance Table
The bar chart and table below provide an indication of the risk of investing in the Balanced Index Portfolio. The bar chart shows the Portfolio's performance in each calendar year since its inception. The table shows how the Portfolio's average annual returns for one year and since inception compare with a broad measure of market performance. The Portfolio's returns are net of its expenses, but do NOT reflect the additional fees and expenses of your variable annuity or variable life insurance contract. If those contract fees and expenses were included, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.


BAR CHART
(Shown here is a bar chart showing the Portfolio's performance in each calendar year since its inception as follows:
    2000    -1.28%)


The Balanced Index Portfolio's return for the most recent calendar quarter ended March 31, 2001, was -6.3%. During the period shown in the bar chart, the highest return for a calendar quarter was 2.0% (quarter ending 03/31/00) and the lowest return for a quarter was -3.2% (quarter ending 12/31/00).


Average Annual Total Returns for Years Ended December 31, 2000

                                      1 Year   Since Inception*
--------------------------------------------------------------
Balanced Index Portfolio               -1.3%       2.4%
S&P 500 Index                          -9.1%      -0.3%
Lehman Brothers Aggregate Bond Index   11.6%       6.4%

*May 3, 1999


ZENITH PORTFOLIO PROFILE

Investment Objective
The Zenith Portfolio seeks primarily long-term appreciation of capital, without incurring unduly high risk, by investing primarily in common stocks and other equity securities. Current income is a secondary objective.

Investment Strategies
A major portion of the Zenith Portfolio will be invested in common stocks. The Portfolio seeks special opportunities in securities that are selling at a discount from theoretical price/earnings ratios and that seem capable of recovering from their temporary out-of-favor status (a "value" investment style). The Portfolio may invest all or a portion of its assets in preferred stocks, bonds, convertible preferred stocks, convertible bonds, and convertible debentures. When market conditions for equity securities are adverse, and for temporary defensive purposes, the Portfolio may invest in Government securities, money market instruments, or other fixed-income securities, or retain cash or cash equivalents. However, the Portfolio normally will remain primarily invested in common stocks.

The Zenith Portfolio's investment strategy is based upon the belief of the Fund's investment adviser (the "Adviser") that the pricing mechanism of the securities market lacks total efficiency and has a tendency to inflate prices of some securities and depress prices of other securities in different market climates. The Adviser believes that favorable changes in market prices are more likely to begin when:

* securities are out-of-favor,
* price/earnings ratios are relatively low,
* investment expectations are limited, and
* there is little interest in a particular security or industry.

The Adviser believes that securities with relatively low price/earnings ratios in relation to their profitability are better positioned to benefit from favorable but generally unanticipated events than are securities with relatively high price/earnings ratios which are more susceptible to unexpected adverse developments. The current institutionally-dominated market tends to ignore the numerous second tier issues whose market capitalizations are below those of a limited number of established large companies. Although this segment of the market may be more volatile and speculative, the Adviser expects that a well-diversified Portfolio represented in this segment of the market has potential long-term rewards greater than the potential rewards from investments in more highly capitalized equities.

Primary Risks

* Market risk:   The Zenith Portfolio's total return, like stock
prices generally, will fluctuate within a wide range in response to stock market trends. As a result, shares of the Portfolio could drop in value over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

* Financial risk: The Zenith Portfolio's total return will fluctuate with fluctuations in the earnings stability or overall financial soundness of the companies whose stock the Portfolio purchases.

* Investment style risk: The Zenith Portfolio's investment style risks that returns from "value" stocks it purchases will trail returns from other asset classes or the overall stock market.

Bar Chart and Performance Table

The bar chart and table below provide an indication of the risk of investing in the Zenith Portfolio. The bar chart shows the Portfolio's performance in each of the past 10 calendar years. The table shows how the Portfolio's average annual returns for one, five and 10 calendar years compare with those of a broad-based stock market index. The Portfolio's returns are net of its expenses, but do NOT reflect the additional fees and expenses of your variable annuity or variable life insurance contract. If those contract fees and expenses were included, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.


BAR CHART
(Shown here is a bar chart showing the Portfolio's performance in each calendar year since its inception as follows:
    1991    45.55%
    1992    11.78%
    1993    14.11%
    1994     3.42%
    1995    26.96%
    1996    24.52%
    1997    20.56%
    1998   -15.31%
    1999     2.05%
    2000    31.79%)


The Zenith Portfolio's return for the most recent calendar quarter ended March 31, 2001, was -0.1%. During the period shown in the bar chart, the highest return for a calendar quarter was 26.7% (quarter ending 3/31/91) and the lowest return for a quarter was -22.7% (quarter ending 03/31/98).

	Average Annual Total Returns for Years Ended December 31, 2000

                            1 Year  5 Years  10 Years
-----------------------------------------------------
Zenith Portfolio             21.8%     9.6%     14.4%
Russell 1000 Value Index      7.0%    16.9%     17.4%

BOND PORTFOLIO PROFILE

Investment Objective
The Bond Portfolio seeks as high a level of current income as is consistent with reasonable investment risk, by investing primarily in long-term, fixed-income, investment-grade corporate bonds.

Investment Strategies
The Bond Portfolio normally will invest at least 75% of the value of its assets in:

* publicly-traded or 144a debt securities rated BBB or BAA3 or higher by a nationally recognized rating service such as Standard & Poor's or Moody's,

* obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or

* cash and cash equivalents.

Up to 25% of the Bond Portfolio's total assets may be invested in:

* debt securities that are unrated or below investment-grade bonds ("high yield" or "junk" bonds),
* convertible debt securities,
* convertible preferred and preferred stocks, or
* other securities.

The Bond Portfolio will not directly purchase common stocks. However, it may retain up to 10% of the value of its total assets in common stocks acquired either by conversion of fixed-income securities or by the exercise of warrants attached thereto. The Portfolio may also write covered call options on U.S. Treasury Securities and options on futures contracts for such securities. A description of the corporate bond ratings assigned by Standard & Poor's and Moody's is included in Appendix A: Ratings - Corporate Bond Ratings.

Primary Risks

* Interest Rate Risk: Interest rate risk is the potential for fluctuation in bond prices due to changing interest rates. Bond prices generally rise when interest rates fall. Likewise, bond prices generally fall when interest rates rise. Furthermore, the price of bonds with a longer maturity generally fluctuates more than bonds with a shorter maturity. To compensate investors for larger fluctuations, longer maturity bonds usually offer higher yields than shorter maturity bonds. Interest rate risk is a risk inherent in all bonds, regardless of credit quality.

The Portfolio maintains an intermediate-term average maturity (5 to 15 years), and is therefore subject to a moderate to high level of interest rate risk.

* Credit Risk: Credit risk is the risk that an issuer of a security will be unable to make payments of principal and/or interest on a security held by the Portfolio. When an issuer fails to make a scheduled payment of principal or interest on a security, or violates other terms and agreements of a security, the issuer and security are in default. A default by the issuer of a security generally has a severe negative affect on the market value of that security.

The credit risk of the Portfolio is a function of the credit quality of its underlying securities. The average credit quality of the Portfolio is expected to be very high. Therefore, the credit risk of the Portfolio is expected to be low. As of December 31, 2000, the average quality of the Portfolio, as rated by Moody's Investors Service, was Aa3 (See Appendix A: Ratings -
Corporate Bond Ratings).   However, certain individual securities
held in the Portfolio may have substantial credit risk. The Portfolio may contain up to 25% of securities rated below investment grade. Securities rated below investment grade generally have substantially more credit risk than securities rated investment grade. Securities rated below investment grade are defined as having a rating below Baa by Moody's Investors Services and below BBB by Standard & Poor's Corporation (See Appendix A: Ratings - Corporate Bond Ratings). As of December 31, 2000, 14.91% of the debt securities held by the Bond Portfolio were of less than investment grade.

* Income Risk: Income risk is the risk of a decline in the Portfolio's income due to falling market interest rates. Income risk is generally higher for portfolios with short term average maturities and lower for portfolios with long term average maturities. Income risk is also generally higher for portfolios that are actively traded and lower for portfolios that are less actively traded. The Portfolio maintains an intermediate average maturity and is actively traded. Therefore, income risk is expected to be moderate to high.

* Prepayment Risk: Prepayment risk is the risk that, during periods of declining interest rates, the principal of mortgage-backed securities and callable bonds will be repaid earlier than scheduled, and the portfolio manager will be forced to reinvest the unanticipated repayments at generally lower interest rates. The Portfolio's exposure to mortgage-backed securities and currently callable bonds is generally low to moderate.
Therefore, the prepayment risk of the Portfolio is expected to be low to moderate. Other factors, including interest rate risk and credit risk can cause fluctuation in bond prices.

Bar Chart and Performance Table
The bar chart and table below provide an indication of the risk of investing in the Bond Portfolio. The bar chart shows the Portfolio's performance in each of the past 10 calendar years. The table shows how the Portfolio's average annual returns for one, five and 10 calendar years compare with those of a broad-based bond index. The Portfolio's returns are net of its expenses, but do NOT reflect the additional fees and expenses of your variable annuity or variable life insurance contract. If those contract fees and expenses were included, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.


BAR CHART
(Shown here is a bar chart showing the Portfolio's performance in each calendar year since its inception as follows:
    1991    17.89%
    1992     7.65%
    1993    11.94%
    1994    -1.63%
    1995    19.03%
    1996     7.19%
    1997    11.02%
    1998     6.52%
    1999    -1.11%
    2000     7.40%)


The Bond Portfolio's return for the most recent calendar quarter ended March 31, 2001, was 3.7%. During the period shown in the bar chart, the highest return for a calendar quarter was 6.1% (quarter ending 06/30/95) and the lowest return for a quarter was -1.7% (quarter ending 03/31/94).

	Average Annual Total Returns for Years Ended December 31, 2000

                                      1 Year  5 Years  10 Years
---------------------------------------------------------------
Bond Portfolio                          7.4%    6.1%     8.4%
Lehman Brothers Aggregate Bond Index   11.6%    6.5%     7.9%


                 PORTFOLIO OPERATING EXPENSES


This table describes fees and expenses of the Portfolios:


EXPENSES (as a percentage of average net assets)

                                      Russell
                              S&P      2000
                            MidCap     Small    Nasdaq-
                  S&P 500     400       Cap       100   Balanced
                   Index     Index     Index     Index    Index     Zenith     Bond
                   Portfolio Portfolio Portfolio Portfolio Portfolio Portfolio Portfolio

----------------------------------------------------------------------------------------
Management Fees      .30%      .30%      .35%      .35%      .30%      .65%      .50%
Other Expenses       .14%      .30%      .39%      .29%      .30%      .16%      .31%.
                    -----     -----     -----     -----     -----     -----     -----
Total Operating
 Expenses*          .44%***    .60%      .74%**    .64%**    .60%     .81%***   .81%***


* Total Operating Expenses in excess of .75% for the Russell 2000 Small Cap Index Portfolio, in excess of .65% for the Nasdaq-100 Index Portfolio, and in excess of .60% for the S&P 500 Index, S&P MidCap 400 Index and Balanced Index Portfolios are paid by the investment adviser.

** 	 Annualized.

***	 The expense information for the S&P 500 Index Portfolio,
    Zenith Portfolio and Bond Portfolio has been restated to reflect current fees.

EXAMPLE

The table below shows the amount of expenses a Shareholder would pay on a $10,000 investment assuming a 5% annual return.+

                                       1 Year 3 Years 5 Years 10 Years
S&P 500 Index Portfolio                  $45    $142    $247     $555
S&P MidCap 400 Index Portfolio           $62    $193    $336     $752
Russell 2000 Small Cap Index Portfolio   $76    $237    $413     $921
Nasdaq-100 Index Portfolio               $66    $205    $358     $800
Balanced Index Portfolio                 $62    $193    $336     $752
Zenith Portfolio                         $83    $260    $451   $1,005
Bond Portfolio                           $83    $260    $451   $1,005

The purpose of this table is to help you understand the Fund expenses that you may bear indirectly through your purchase of an insurance contract. THIS TABLE DOES NOT INCLUDE ANY CONTRACT OR VARIABLE ACCOUNT CHARGES. Those charges, along with the Fund's expenses, are contained in the prospectus for your contract.

This table should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.


+ The 5% annual return is a standardized rate prescribed for the purpose of this example and does not represent the past or future return of the Fund



OTHER INVESTMENT POLICIES, STRATEGIES AND RISKS

FOREIGN SECURITIES
Each Portfolio may invest in foreign securities that are suitable for the Portfolio's investment objectives and policies. Foreign securities investments are limited to 25% of net assets for the Zenith, Bond, and Balanced Index Portfolios. The S&P 500 Index Portfolio, S&P MidCap 400 Index Portfolio, Russell 2000 Small Cap Index Portfolio and Nasdaq-100 Index Portfolio are limited to investing in those foreign securities included in the respective Indexes. Each Portfolio that invests in foreign securities limits not only its total purchases of foreign securities, but also its purchases for any single country. For "major countries," the applicable limit is 10% of Portfolio net assets for the Zenith, Bond, and Balanced Index Portfolios; for other countries, the applicable limit is 5% for each Portfolio. "Major countries" currently include: The United Kingdom, Germany, France, Italy, Switzerland, Netherlands, Spain, Belgium, Canada, Mexico, Argentina, Chile, Brazil, Australia, Japan, Singapore, New Zealand, Hong Kong, Sweden and Norway.

Investing in foreign securities involves risks which are not ordinarily associated with investing in domestic securities, including:

* political or economic instability in the foreign country;
* diplomatic developments that could adversely affect the value of the foreign security;
* foreign government taxes;
* costs incurred by a Portfolio in converting among various currencies;
* fluctuation in currency exchange rates;
* the possibility of imposition of currency controls, expropriation or nationalization measures or withholding dividends at the source;
* in the event of a default on a foreign debt security, possible difficulty in obtaining or enforcing a judgment against the issuer;
* less publicly available information about foreign issuers than domestic issuers;
* foreign accounting and financial reporting requirements are generally less extensive than those in the U.S.;
* securities of foreign issuers are generally less liquid and more volatile than those of comparable domestic issuers;
* there is often less governmental regulation of exchanges, broker-dealers and issuers and brokerage costs may be higher than in the United tates.

Foreign securities purchased by the Portfolios may include securities issued by companies located in countries not considered to be major industrialized nations. Such countries are subject to more economic, political and business risk than major industrialized nations, and the securities they issue may be subject to abrupt or erratic price fluctuations, and are expected to be more volatile and more uncertain as to payments of interest and principal. Developing countries may have relatively unstable governments, economies based only on a few industries, and securities markets that trade only a small number of securities. The secondary market for such securities is expected to be less liquid than for securities of major industrialized nations.

FOREIGN CURRENCY TRANSACTIONS
The Zenith Portfolio and Bond Portfolio may engage in forward foreign currency contracts ("forward contracts") in connection with the purchase or sale of a specific security. A forward contract involves an obligation to purchase or sell a specific foreign currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

Portfolios will not enter into forward contracts for longer-term hedging purposes. The possibility of changes in currency exchange rates will be incorporated into the long-term investment considerations when purchasing the investment and subsequent considerations for possible sale of the investment.

JUNK BONDS
The Bond Portfolio may invest up to 25% of its assets in bonds rated below the four highest grades used by Standard & Poor's or Moody's (frequently referred to as "junk" bonds). These bonds present greater credit and market risks than higher rated bonds. Such risks relate not only to the greater financial weakness of the issuers of such securities but also to other factors including:

* greater likelihood that an economic downturn or rising interest rates could create financial stress on the issuers of such bonds, possibly resulting in their defaulting on their obligations than is the case with higher-rated bonds;

* greater likelihood that redemption or call provisions, if exercised in a period of lower interest rates, would result in the bonds being replaced by lower yielding securities;

* limited trading markets that may make it more difficult to dispose of the bonds and more difficult to determine their fair value.

REPURCHASE AGREEMENTS
A repurchase agreement is a transaction where a Portfolio buys a security at one price and simultaneously agrees to sell that same security back to the original owner at a higher price. None of the Portfolios engage extensively in repurchase agreements, but each may engage in them from time to time. The Adviser reviews the creditworthiness of the other party to the agreement and must find it satisfactory before engaging in a repurchase agreement. A majority of these agreements will mature in seven days or less. In the event of the bankruptcy of the other party, a Portfolio could experience delays in recovering its money, may realize only a partial recovery or even no recovery, and may also incur disposition costs.

REVERSE REPURCHASE AGREEMENTS
The S&P 500 Index Portfolio, S&P MidCap 400 Index Portfolio, Balanced Index Portfolio, Russell 2000 Small Cap Index Portfolio and Nasdaq-100 Index Portfolio may enter into reverse repurchase agreements. Under reverse repurchase agreements, the Portfolio transfers possession of portfolio securities to banks in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The Portfolio retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. While a reverse repurchase agreement is in effect, the Custodian will segregate from other Portfolio assets an amount of cash or liquid high quality debt obligations equal in value to the repurchase price (including any accrued interest).

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
For hedging purposes, including protecting the price or interest rate of securities that the Portfolio intends to buy, the S&P 500 Index Portfolio, S&P MidCap 400 Index Portfolio, Balanced Index Portfolio, Russell 2000 Small Cap Index Portfolio and Nasdaq-100 Index Portfolio may enter into futures contracts that relate to securities in which it may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts. The Portfolio may invest up to 20% of its assets in such futures and/or options contracts.

A financial futures contract is a contract to buy or sell a specified quantity of financial instruments (such as U.S. Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made). A stock index futures contract is a contract to buy or sell specified units of a stock index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the contract index. Under such contracts no delivery of the actual stocks making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, the Portfolio is required to deposit an initial margin with the Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that the Portfolio will honor their futures commitments. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates. In the event of the bankruptcy of the futures broker that holds margin on behalf of the Portfolio, the Portfolio may be entitled to return of margin owed to it only in proportion to the amount received by the broker's other customers. The Adviser will attempt to minimize this risk by monitoring the creditworthiness of the futures brokers with which the Portfolio does business.

Because the value of index futures depends primarily on the value of their underlying indexes, the performance of the broad-based contracts will generally reflect broad changes in common stock prices. However, because a particular Portfolio may not be invested in precisely the same proportion as the particular Index, it is likely that the price changes of the Portfolio's index futures positions will not match the price changes of the Portfolio's other investments.

Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

The Bond Portfolio may engage in certain limited options strategies as hedging techniques. These options strategies are limited to selling/writing call option contracts on U.S. Treasury Securities and call option contracts on futures on such securities held by the Portfolio (covered calls). The Portfolio may purchase call option contracts to close out a position acquired through the sale of a call option. The Portfolio will only write options that are traded on a domestic exchange or board of trade.

The S&P 500 Index, S&P MidCap 400 Index, Balanced Index, Russell 2000 Small Cap Index and Nasdaq-100 Index Portfolios may write and purchase covered put and call options on securities in which it may directly invest. Option transactions of the Portfolio will be conducted so that the total amount paid on premiums for all put and call options outstanding will not exceed 5% of the value of the Portfolio's total assets. Further, the Portfolio will not write put or call options or combination thereof if, as a result, the aggregate value of all securities or collateral used to cover its outstanding options would exceed 25% of the value of the Portfolio's total assets.

A call option is a short-term contract (generally nine months or less) which gives the purchaser of the option the right to purchase from the seller of the option (the Portfolio) the underlying security or futures contract at a fixed exercise price at any time prior to the expiration of the option period regardless of the market price of the underlying instrument during the period. A futures contract obligates the buyer to purchase and the seller to sell a predetermined amount of a security at a predetermined price at a selected time in the future. A call option on a futures contract gives the purchaser the right to assume a "long" position in a futures contract, which means that if the option is exercised the seller of the option (the Portfolio) would have the legal right (and obligation) to sell the underlying security to the purchaser at the specified price and future time.

As consideration for the call option, the buyer pays the seller (the Portfolio) a premium, which the seller retains whether or not the option is exercised. The selling of a call option will benefit the Portfolio if, over the option period, the underlying security or futures contract declines in value or does not appreciate to a price higher than the total of the exercise price and the premium. The Portfolio risks an opportunity loss of profit if the underlying instrument appreciates to a price higher than the exercise price and the premium. When the Adviser anticipates that interest rates will increase, the Portfolio may write call options in order to hedge against an expected decline in value of portfolio securities.

The Portfolio may close out a position acquired through selling a call option by buying a call option on the same security or futures contract with the same exercise price and expiration date as the option previously sold. A profit or loss on the transaction will result depending on the premium paid for buying the closing call option. If a call option on a futures contract is exercised, the Portfolio intends to close out the position immediately by entering into an offsetting transaction or by delivery of the underlying security (or other related securities).

Options transactions may increase the Portfolio's portfolio turnover rate and attendant transaction costs, and may be somewhat more speculative than other investment strategies. It may not always be possible to close out an options position, and with respect to options on futures contracts there is a risk of imperfect correlation between price movements of a futures contract (or option thereon) and the underlying security.

OPTIONS ON SECURITIES INDICES
The S&P 500 Index, S&P MidCap 400 Index, Balanced Index, Russell 2000 Small Cap Index and Nasdaq-100 Index Portfolios may purchase or sell options on their respective Indexes, subject to the limitations set forth above and provided such options are traded on a national securities exchange or in the over-the-counter market. Options on securities indices are similar to options on securities except there is no transfer of a security and settlement is in cash. A call option on a securities index grants the purchaser of the call, for a premium paid to the seller, the right to receive in cash an amount equal to the difference between the closing value of the index and the exercise price of the option times a multiplier established by the exchange upon which the option is traded.

COLLATERALIZED MORTGAGE OBLIGATIONS
The Portfolios other than the S&P 500 Index, S&P MidCap 400 Index, Russell 2000 Small Cap Index and Nasdaq-100 Index Portfolios may invest in collateralized mortgage obligations ("CMOs") or mortgage-backed bonds issued by financial institutions such as commercial banks, savings and loan associations, mortgage banks and securities broker-dealers (or affiliates of such institutions established to issue these securities). To a limited extent, the Portfolios may also invest in a variety of more risky CMOs, including interest only ("IOs"), principal only ("POs"), inverse floaters, or a combination of these securities.

LENDING PORTFOLIO SECURITIES
The S&P 500 Index, S&P MidCap 400 Index, Balanced Index, Russell 2000 Small Cap Index and Nasdaq-100 Index Portfolios may lend portfolio securities with a value up to 10% of its total assets. Such loans may be terminated at any time. The Portfolio will continuously maintain as collateral cash or obligations issued by the U.S. government, its agencies or instrumentalities in an amount equal to not less than 100% of the current market value (on a daily marked-to-market basis) of the loaned securities plus declared dividends and accrued interest.

The Portfolio will retain most rights of beneficial ownership, including the right to receive dividends, interest or other distributions on loaned securities. Should the borrower of the securities fail financially, the Portfolio may experience delay in recovering the securities or loss of rights in the collateral. Loans will be made only to borrowers that the Adviser deems to be of good financial standing.

MIXED AND SHARED FUNDING
The Fund offers its Pinnacle Series shares, without sales charge, only for purchase by separate accounts of The Union Central Life Insurance Company and other affiliated or unaffiliated insurance companies to fund benefits under both variable annuity contracts and variable universal life insurance policies. In the future, the Fund may also offer its Pinnacle Series shares directly to certain tax-qualified plans. The Fund's Board of Directors will monitor the Fund for the existence of any material irreconcilable conflict among the interests of such variable annuity and variable life insurance contract owners and, if and when applicable, the interests of participants in such qualified plans investing in the Fund. Insurance companies whose contracts are funded by investment in the Fund, the Adviser, and if applicable, trustees of certain qualified plans, will report any potential or existing conflicts to the Directors of the Fund. If it is determined by a majority of the Board, or by a majority of its disinterested directors, that a material irreconcilable conflict exists, the relevant insurance companies, the Adviser or plan trustees will, at their expense and to the extent reasonably practicable (as determined by a majority of the disinterested directors), take whatever steps are necessary to remedy or eliminate the irreconcilable material conflict.

OTHER INFORMATION
In addition to the investment policies described above, each Portfolio's investment program is subject to further restrictions which are described in the Statement of Additional Information. Unless otherwise specified, each Portfolio's investment objectives, policies and restrictions are not fundamental policies and may be changed without shareholder approval. Shareholder inquiries and requests for the Fund's annual report should be directed to the Fund at (513) 595-2600, or at P.O. Box 40409, Cincinnati, Ohio 45240-0409.


FUND MANAGEMENT

INVESTMENT ADVISER
The Adviser is Summit Investment Partners, Inc., 312 Elm Street, Suite 2525, Cincinnati, Ohio 45202. The Adviser was incorporated under the laws of Ohio on August 18, 1986, as successor to the advisory business of Carillon Investments, Inc., the investment adviser for the Fund since 1984. The Adviser is a wholly-owned subsidiary of Union Central, a mutual life insurance company organized in 1867 under the laws of Ohio. Subject to the direction and authority of the Fund's board of directors, the Adviser manages the investment and reinvestment of the assets of each Portfolio and provides administrative services and manages the Fund's business affairs.

Gary R. Rodmaker, CFA and David M. Weisenburger, CFA lead the team primarily responsible for the day-to-day management of the S&P 500 Index Portfolio, S&P MidCap 400 Index Portfolio, Balanced Index Portfolio, Russell 2000 Small Cap Index Portfolio and Nasdaq-100 Index Portfolio.

Mr. Rodmaker is Managing Director - Fixed Income of the Adviser and has been affiliated with the Adviser and Union Central since 1989. Mr. Weisenburger is the Assistant Fund Manager of the Adviser and has been affiliated with the Adviser and Union Central since July, 1996. Prior thereto, Mr. Weisenburger was a general securities trader for Ohio National Equity Sales Corp. and a registered representative for Fidelity Investments.

James R. McGlynn leads the team primarily responsible for the day-to-day management of the Zenith Portfolio. Mr. McGlynn, prior to joining the Adviser and Union Central on December 1, 1999, was employed by Tom Johnson Investment Management in Oklahoma, where he served since May, 1991, as Vice President and Co-Portfolio Manager for the UAM TJ Core Equity Fund.

Mr. Rodmaker and Michael J. Schultz lead the team primarily responsible for the day-to-day management of the Bond Portfolio.

Mr. Schultz is Managing Director - Fixed Income of the Adviser and has been affiliated with the Adviser and Union Central since
1992.

ADVISORY FEE
The Fund pays the Adviser, as full compensation for all facilities and services furnished, a monthly fee computed separately for each Portfolio on a daily basis, at an annual rate, as follows:

Portfolio                   Advisory Fee
S&P 500 Index Portfolio     .30% of the current value of the net assets.

S&P MidCap 400 Portfolio    .30% of the current value of the net assets.

Russell 2000 Small Cap
Index Portfolio             .35% of the current value of the net assets.

Nasdaq-100 Index Portfolio  .35% of the current value of the net assets.

Balanced Index Portfolio    .30% of the current value of the net assets.

Zenith Portfolio            .65% of the first $50,000,000, .60% of the next
                            $100,000,000, and .50% of all over $150,000,000
                            of the current value of the net assets.

Bond Portfolio              .50% of the first $50,000,000, .45% of the next
                            $100,000,000, and .40% of all over $150,000,000
                            of the current value of the net assets.

The effective rates paid by each Portfolio are set forth in the "Portfolio Operating Expenses" section on page 16.

EXPENSES
The Fund's expenses are deducted from total income before dividends are paid. These expenses, which are accrued daily, include: the fee of the Adviser; taxes; legal, dividend disbursing, bookkeeping and transfer agent, custodian and auditing fees; and printing and other expenses relating to the Fund's operations which are not expressly assumed by the Adviser under its investment advisory agreement with the Fund. Certain expenses are paid by the particular Portfolio that incurs them, while other expenses are allocated among the Portfolios on the basis of their relative size (i.e., the amount of their net assets). The Adviser will pay any expenses of the S&P 500 Index Portfolio, S&P MidCap 400 Index Portfolio, Balanced Index Portfolio, and Nasdaq-100 Index Portfolio, other than the advisory fee for that Portfolio, to the extent that such expenses exceed .30% of that Portfolio's net assets. The Adviser will pay any expenses of the Russell 2000 Small Cap Index Portfolio, other than the advisory fee for that Portfolio, to the extent that such expenses exceed .40% of that Portfolio's net assets.

CAPITAL STOCK
The Fund currently has twenty-three classes of stock, one for each Portfolio, seven of which are offered pursuant to this prospectus. Shares (including fractional shares) of each Portfolio have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that Portfolio. When issued, shares are fully paid and nonassessable and do not have preemptive or conversion rights or cumulative voting rights. The insurance companies will vote Fund shares allocated to their registered separate accounts in accordance with instructions received from their contract owners. It is anticipated that Union Central will have voting control of the Fund by virtue of the shares of the Summit Apex Series of Funds allocated to its exempt separate accounts. With voting control, Union Central can make fundamental changes regardless of the voting instructions received from its contract owners.

VALUATION OF PORTFOLIO SHARES
The net asset value of the shares of each Portfolio of the Fund is determined once daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time), when there are purchases or redemptions of Fund shares, except:

* when the New York Stock Exchange is closed and

* any day on which changes in the value of the Portfolio securities of the Fund will not materially affect the current net asset value of the shares of a Portfolio.

Portfolio shares are valued by:

* adding the values of all securities and other assets of the Portfolio,

* subtracting liabilities and expenses, and

* dividing by the number of shares of the Portfolio outstanding.

Expenses, including the investment advisory fee payable to the Adviser, are accrued daily.

Securities held by the Portfolios, except for money market instruments maturing in 60 days or less, are valued at their market value if market quotations are readily available. Otherwise, such securities are valued at fair value as determined in good faith by the Fund's board of directors, although the actual calculations may be made by persons acting pursuant to the direction of the board. All money market instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis.

               DIVIDENDS AND DISTRIBUTIONS

The Fund intends to distribute substantially all of the net investment income, if any, of each Portfolio. For dividend purposes, net investment income of each Portfolio consists of all dividends or interest earned by that Portfolio, minus estimated expenses (including the investment advisory fee). All net realized capital gains, if any, of each Portfolio are distributed periodically, no less frequently than annually. All dividends and distributions of a Portfolio are reinvested in additional shares of the Portfolio at net asset value.


                               TAXES

Each Portfolio has qualified and has elected to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If a Portfolio qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, the Portfolio will pay no federal income taxes on the amounts distributed.

Because insurance companies are currently the only shareholders of the Portfolios, no discussion is included herein as to the federal income tax consequences to shareholders. For information about the federal tax consequences of purchasing the contracts, see the prospectus for your contract.


CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT

Firstar Mutual Fund Services, LLC, P.O. Box 701, Milwaukee,
Wisconsin 53201-0701, acts as Custodian of the Fund's assets, and is its bookkeeping, transfer and dividend disbursing agent.



S&P, FRANK RUSSELL AND NASDAQ DISCLAIMER

The S&P 500 is an unmanaged index of common stocks comprised of 500 industrial, financial, utility and transportation companies. "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", "500", "S&P MidCap 400 Index", and "Standard & Poor's MidCap 400 Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Summit Mutual Funds. Summit Mutual Funds is not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"). S&P makes no representation or warranty, express or implied, to the beneficial owners of Summit Mutual Funds or any member of the public regarding the advisability of investing in securities generally or in Summit Mutual Funds particularly or the ability of the S&P 500 Index or the S&P MidCap 400 Index to track general stock market performance. S&P's only relationship to Summit Mutual Funds is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index and the S&P MidCap 400 Index which is determined, composed and calculated by S&P without regard to Summit Mutual Funds or the Funds. S&P has no obligation to take the needs of Summit Mutual Funds or the beneficial owners of the Funds into consideration in determining, composing or calculating the S&P 500 Index and the S&P MidCap 400 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Funds or the timing of the issuance or sale of the Funds or in the determination or calculation of the equation by which the Funds are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of Summit Mutual Funds.




The Russell 2000 Index is a trademark/service mark of the Frank Russell Company. Russell is a trademark of the Frank Russell Company. Summit Mutual Funds and the Russell 2000 Small Cap Index Portfolio are not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell is not responsible for and has not reviewed the Prospectus, and Frank Russell makes no representation or warranty, express or implied, as to its accuracy, or completeness, or otherwise.

Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change its Index. Frank Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the Index.

Frank Russell Company's publication of the Index in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of the investment in any or all securities upon which the Index is based. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE INDEX OR DATA INCLUDED IN THE INDEX. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION OR WARRANTY REGARDING THE USE, OR THE RESULTS OF USE, OF THE INDEX OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE INDEX. FRANK RUSSELL COMPANY MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY OF ANY KIND, INCLUDING, WITHOUT MEANS OF LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

"Nasdaq" and related marks are trademarks or service marks of The Nasdaq Stock Market, Inc. ("Nasdaq") and have been licensed for use for certain purposes by Summit Mutual Funds, Inc. and the Nasdaq-100 Index Portfolio. The Nasdaq-100 Index is composed and calculated by Nasdaq without regard to Summit Mutual Funds. Nasdaq makes no warranty, express or implied, and bears no liability with respect to the Nasdaq-100 Index Fund. Nasdaq makes no warranty, express or implied, and bears no liability with respect to Summit Mutual Funds, its use, or any data included therein.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements is included in the Statement of Additional Information and is available upon request. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.

Computed on the basis of a share of capital stock outstanding throughout the period.

Computed on the basis of a share of capital stock outstanding throughout the period.

                                     S&P 500 Index Portfolio

                                      Year Ended December 31,
                             2000     1999      1998      1997      1996
Net Asset Value,
Beginning of year            $ 23.12  $ 19.49   $  15.74  $ 12.13   $ 10.00
 .                            -------  --------  --------  --------  --------
Investment Activities:
Net investment income            .21      .21        .20      .20       .20
Net realized and unrealized
gains / (losses)               (2.35)     3.75      4.21      3.72      2.12
 .                            -------  --------  --------  --------  --------
Total from Investment
 Activities                    (2.14)     3.96      4.41      3.92      2.32
 .                            -------  --------  --------  --------  --------
Distributions:
Net investment income           (.23)     (.19)     (.20)     (.21)     (.19)
Net realized gains              (.16)     (.14)     (.46)     (.10)      ---
 .                            -------  --------  --------  --------  --------
Total Distributions             (.39)     (.33)     (.66)     (.31)     (.19)
 .                            -------  --------  --------  --------  --------
Net Asset Value,
End of year                  $ 20.59  $ 23.12   $  19.49  $  15.74  $  12.13
 .                            =======  ========  ========  ========  ========
Total Return(1)              (9.32%)   20.52%    28.54%    32.72%     23.37%

Ratios / Supplemental Data:
Ratio of Expenses to
Average Net Assets(2)          .41%     .39%       .43%      .50%     .59%

Ratio of Net Investment
Income to Average
 Net Assets(1)                  .81%    1.10%     1.25%     1.48%     2.14%

Portfolio Turnover Rate       21.36%    3.45%     2.64%     9.06%     1.09%

Net Assets,
 End of year (000's)         $114,103 $284,132  $131,345   $55,595   $29,205


(1) Total Return does not reflect expenses that apply to the separate account or the related insurance policies. Inclusion of these charges would reduce the Total Return figures for all periods shown.

(2) The ratios of net expenses to average net assets would have increased and net investment income to average net assets would have decreased by .25% for the year ended December 31, 1996, had the Adviser not waived a portion of its fee.

                FINANCIAL HIGHLIGHTS

                   (Continued)

                                         S&P MidCap 400 Index Portfolio

                                                            Period from
                                      Year Ended         May 3, 1999(1) to
                                    December 31, 2000    December 31, 1999
Net Asset Value,
Beginning of year                           $  11.04          $  10.00
                                            --------          --------

Investment Activities:
Net investment income                            .22               .10
Net realized and unrealized
        gains / (losses)                        1.44              1.01
                                            --------          --------
Total from Investment Activities                1.66              1.11
                                            --------          --------

Distributions:
Net investment income                           (.24)             (.07)
Net realized gains                              (.55)             ----
                                            --------          --------
Total Distributions                             (.79)             (.07)
                                            --------          --------
Net Asset Value,
End of year                                 $  11.91          $  11.04
                                            ========          ========

Total Return(2)                               15.99%            11.14%

Ratios / Supplemental Data:
Ratio of Expenses to
Average Net Assets (3)                          .60%              .60%(4)

Ratio of Net Investment
Income to Average Net Assets(3)                1.44%             1.69%(4)

Portfolio Turnover Rate                       146.33%           47.55%(4)

Net Assets, End of Year (000's)             $ 15,054          $ 23,963


(1) Commencement of operations.

(2) Total Return does not reflect expenses that apply to the separate account or the related insurance policies.
    Inclusion of these charges would reduce the Total
    Return figures for all periods shown.

(3) The ratios of net expenses to average net assets would have increased and net investment income to average net assets would have decreased by .17% and .09% for the periods ended December 31, 2000 and December 31, 1999, had the adviser not reimbursed expenses.

(4) Annualized

                       FINANCIAL HIGHLIGHTS

                            (Continued)

                           Russell 2000 Small Cap Index Portfolio

                                Period from April 27, 2000(1)
                                   to December 31, 2000
Net Asset Value,
Beginning of period                      $10.00
                                         ------

Investment Activities:
Net investment income                       .08
Net realized and unrealized
        gains / (losses)                   (.04)
                                         ------
Total from Investment Activities            .04
                                         ------

Distributions:
Net investment income                      (.05)
Net realized gains                         ----
                                         ------
Total Distributions                        (.05)

Net Asset Value,
End of year                              $ 9.99
                                         ======

Total Return(2)                           .39%

Ratios / Supplemental Data:
Ratio of Expenses to
Average Net Assets (3)                      .74%(4)

Ratio of Net Investment
Income to Average Net Assets (3)           1.11%(4)

Portfolio Turnover Rate                   82.19%(4)

Net Assets, End of Year (000's)          $16,105


(1) Commencement of operations.

(2) Total Return does not reflect expenses that apply to the separate account or the related insurance policies. Inclusion of these charges would reduce the Total Return figures for the period shown.

(3) The ratios of net expenses to average net assets would have increased and net investment income to average net assets would have decreased by .61% for the period ended December
    31, 2000, had the Adviser not reimbursed expenses.

(4) Annualized.

                FINANCIAL HIGHLIGHTS

                    (Continued)

                                    Nasdaq-100 Index Portfolio

                                   Period from April 27, 2000(1)
                                       to December 31, 2000

Net Asset Value,
Beginning of Period                          $10.00
                                             ------
Investment Activities:
Net investment loss   (.01)
Net realized and unrealized
        gains / (losses)                      (3.32)
                                             ------
Total from Investment Activities              (3.33)
 .                                            ------
Distributions:
Net investment income                           ---
Net realized gains                              ---
 .                                            ------
Total Distributions                             ---
 .                                            ------
Net Asset Value,
End of year                                  $ 6.67
 .                                            ======

Total Return(2)                              (33.30%)

Ratios / Supplemental Data:
Ratio of Expenses to
Average Net Assets (3)                        .64%(4)

Ratio of Net Investment
Income to Average Net Assets (3)             (.17)%(4)

Portfolio Turnover Rate                       14.69%(4)

Net Assets, End of Year (000's)              $8,577

(1) Commencement of operations.

(2) Total Return does not reflect expenses that apply to the separate account or the related insurance policies. Inclusion of these charges would reduce the Total Return figures for the period shown.

(3) The ratios of net expenses to average net assets would have increased and net investment income to average net assets would have decreased by .24% for the period ended December 31, 2000, had the Adviser not reimbursed expenses.

(4) Annualized.

                  FINANCIAL HIGHLIGHTS

                      (Continued)

                                         Balanced Index Portfolio

                                                          Period from
                                     Year Ended        May 3, 1999(1) to
                                  December 31, 2000    December 31, 1999
Net Asset Value,
Beginning of year                        $ 10.41             $ 10.00
 .                                        -------             -------
Investment Activities:
Net investment income                        .39                 .18
Net realized and unrealized
        gains / (losses)                    (.53)                .34
 .                                        -------             -------
Total from Investment Activities            (.14)                .52
 .                                        -------             -------
Distributions:
Net investment income                       (.46)               (.11)
Net realized gains                          (.20)                ---
 .                                        -------             -------
Total Distributions                         (.66)               (.11)
 .                                        -------             -------
Net Asset Value,
End of year                              $  9.61             $ 10.41
 .                                        =======             =======
Total Return(2)                           (1.28%)              5.31%

Ratios / Supplemental Data:
Ratio of Expenses to
Average Net Assets (3)                      .60%                .47%(4)

Ratio of Net Investment
Income to Average Net Assets(3)            2.95%               2.94%(4)

Portfolio Turnover Rate                    9.60%             141.58%(4)

Net Assets, End of Year (000's)          $14,334             $55,708


(1) Commencement of operations.

(2) Total Return does not reflect expenses that apply to the separate account or the related insurance policies. Inclusion of these charges would reduce the Total Return figures for all periods shown.

(3) The ratios of net expenses to average net assets would have increased and net investment income to average net assets would have decreased by .08% and .03% for the periods ended December 31, 2000 and December 31, 1999, had the Adviser not reimbursed expenses.

(4) Annualized.

                 FINANCIAL HIGHLIGHTS

                     (Continued)


                                         Zenith Portfolio

                                      Year Ended December 31,
                             2000     1999      1998      1997      1996
Net Asset Value,
Beginning of year            $ 12.62  $  14.89  $  20.35  $  19.45  $  16.54
 .                            -------  --------  --------  --------  --------
Investment Activities:
Net investment income            .23       .10       .25       .23       .29
Net realized and unrealized
gains / (losses)                2.48      (.05)    (2.80)     3.23      3.61
 .                            -------  --------  --------  --------  --------
Total from
Investment Activities           2.71       .05     (2.55)     3.46      3.90
 .                            -------  --------  --------  --------  --------
Distributions:
Net investment income           (.21)     (.12)     (.23)     (.27)     (.27)
Net realized gains              ----     (2.20)    (2.68)    (2.29)     (.72)
 .                            -------  --------  --------  --------  --------
Total Distributions      (.21)   (2.32)   (2.91)   (2.56)   (.99)
 .                            -------  --------  --------  --------  --------
Net Asset Value,
End of year                  $ 15.12  $ 12.62   $  14.89  $  20.35  $  19.45
 .                            =======  ========  ========  ========  ========
Total Return(1)               21.79%    2.05%   (15.31%)    20.56%    24.52%

Ratios / Supplemental Data:
Ratio of Expenses to
Average Net Assets            .73%(2)   .69%      .62%       .62%      .64%

Ratio of Net Investment
Income to Average Net Assets 1.47%(2)   .67%      1.41%     1.23%     1.66%

Portfolio Turnover Rate       81.95%    86.47%   62.50%    57.03%    52.53%

Net Assets,
 End of Year (000's)         $50,485  $124,444  $248,783  $335,627  $288,124


(1) Total Return does not reflect expenses that apply to the separate account or the related insurance policies. Inclusion of these charges would reduce the Total Return figures for all periods shown.

(2) The ratios of net expenses to average net assets would have increased and net investment income to average net assets would have decreased by .04% for the period ended December 31, 2000, had the Adviser not waived a portion of its fees.

                  FINANCIAL HIGHLIGHTS

                     (Continued)


                                            Bond Portfolio

                                      Year Ended December 31,
                             2000     1999      1998      1997      1996
Net Asset Value,
  Beginning of year          $ 10.36   $ 11.13   $ 11.29   $ 10.91   $ 11.07
 .                            -------  --------  --------  --------  --------
Investment Activities:
Net investment income          1.04       .72       .77       .79       .79
Net realized and unrealized
gains / (losses)                (.39)     (.84)     (.05)      .37     (.04)
 .                            -------  --------  --------  --------  --------
Total from Investment
 Activities                      .65      (.12)      .72      1.16       .75
 .                            -------  --------  --------  --------  --------
Distributions:
Net investment income          (1.15)     (.65)     (.76)     (.72)     (.87)
In excess of net
investment income               (.06)      ---       ---       ---      (.04)
Return of capital               (.34)      ---       ---       ---       ---
Net realized gains               ---       ---      (.12)     (.06)      ---
 .                            -------  --------  --------  --------  --------
Total Distributions            (1.55)     (.65)     (.88)     (.78)     (.91)
 .                            -------  --------  --------  --------  --------

Net Asset Value,
End of year                  $  9.46  $  10.36  $  11.13  $  11.29  $  10.91
 .                            -------  --------  --------  --------  --------

Total Return(1)                7.40%   (1.11%)     6.52%    11.02%    7.19%

Ratios / Supplemental Data:
Ratio of Expenses to
Average Net Assets           .61%(2)     .60%      .58%     .60%      .62%

Ratio of Net Investment
Income to Average Net Assets 6.85%(2)    6.62%     6.84%    7.15%     7.24%

Portfolio Turnover Rate       60.19%    56.07%    67.57%   113.41%  202.44%

Net Assets,
 End of Year (000's)         $22,802   $98,428  $113,762   $99,892  $85,634



(1) Total Return does not reflect expenses that apply to the separate account or the related insurance policies. Inclusion of these charges would reduce the Total Return figures for all periods shown.

(2) The ratios of net expenses to average net assets would have increased and net investment income to average net asset would have decreased by .07% for the period ended December 31, 2000, had the Adviser not waived a portion of its fees.

                     APPENDIX A:  RATINGS

                    CORPORATE BOND RATINGS

Moody's Investors Services, Inc.

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Standard & Poor's Rating Services

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in a small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB-B-CCC-CC - Bonds rated BB, B, CCC, and CC are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

COMMERCIAL PAPER RATINGS

Moody's Investors Services, Inc.

A Prime rating is the highest commercial paper rating assigned by Moody's Investors Services, Inc. Issuers rated Prime are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this highest classification. Among the factors considered by Moody's in assigning ratings for an issuer are the following:

* management;
* economic evaluation of the industry and an appraisal of speculative type risks which may be inherent in certain areas;
* competition and customer acceptance of products;
* liquidity;
* amount and quality of long-term debt;
* ten-year earnings trends;
* financial strength of a parent company and the relationships which exist with the issuer; and
* recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Standard & Poor's Rating Services

Commercial paper rated A by Standard & Poor's Rating Services has the following characteristics:

* Liquidity ratios are better than the industry average.
* Long-term senior debt rating is "A" or better. In some cases, BBB credits may be acceptable.
* The issuer has access to at least two additional channels of borrowing.
* Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances.
* Typically, the issuer's industry is well established, the issuer has a strong position within its industry and the reliability and quality of management is unquestioned.

Issuers rated A are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this classification.

(back cover)
A Statement of Additional Information dated May 1, 2001 which contains further information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. A copy of the Statement of Additional Information or its annual and semi-annual reports may be obtained without charge by calling the Fund at (513) 595-2600, or by writing the Fund at P.O. Box 40409, Cincinnati, Ohio 45240-0409.

The Fund's Statement of Additional Information, annual and semi-annual reports and certain other information about the Fund can be reviewed and copied at the SEC's public reference room (which will send copies of these documents upon request and for a fee). Information about the operation of the SEC's public reference room may be obtained by calling the SEC at 1-800-SEC-0330.
Copies of Fund documents may be requested by writing to the Public reference Section of the SEC, Washington, D.C. 20549-6009.

These fund Documents and other information about the Fund are also available without charge at the SEC's web site:
http://www.sec.gov.



File 811-04000

Prospectus for the bond Index Portfolio

May 1, 2001




                     SUMMIT MUTUAL FUNDS, INC.
---------------------------------------------------------------
     The Lehman Aggregate Bond Index Portfolio (the "Portfolio") is one of nine investment portfolios comprising the Pinnacle
Series of Summit Mutual Funds, Inc., an open-end, series, management investment company.

     The Portfolio's investment objective is to seek investment results that correspond to the total return performance of the bond market, as represented by the Lehman Brothers Aggregate Bond
Index.

     We cannot assure you that the Portfolio will meet its objective.



THIS PROSPECTUS CONTAINS INFORMATION YOU SHOULD KNOW BEFORE
ALLOCATING YOUR CONTRACT VALUES TO THE PORTFOLIO.  WE SUGGEST
THAT YOU READ IT AND KEEP IT FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC") NOR ANY STATE. NEITHER THE SEC NOR ANY STATE HAS DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.




SMFI 514 Bond 5-01

                       TABLE OF CONTENTS


INTRODUCTION TO THE FUND................................ 1

PORTFOLIO PROFILE....................................... 1

PORTFOLIO OPERATING EXPENSES............................ 3

OTHER INVESTMENT POLICIES, STRATEGIES AND RISKS......... 4
FOREIGN SECURITIES...................................... 4
FOREIGN CURRENCY TRANSACTIONS........................... 4
JUNK BONDS........................ ..................... 5
REPURCHASE AGREEMENTS................................... 5
REVERSE REPURCHASE AGREEMENTS........................... 5
FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS...... 5
COLLATERALIZED MORTGAGE OBLIGATIONS..................... 7
LENDING PORTFOLIO SECURITIES............................ 7
MIXED AND SHARED FUNDING................................ 7
OTHER INFORMATION.............. ........................ 8

FUND MANAGEMENT......................................... 8
INVESTMENT ADVISER...................................... 8
ADVISORY FEE........................ ................... 8
EXPENSES........................ ....................... 9
CAPITAL STOCK........................ .................. 9
VALUATION OF PORTFOLIO SHARES........................... 9

DIVIDENDS AND DISTRIBUTIONS.............................10

TAXES........................ ..........................10

CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT.......10

FINANCIAL HIGHLIGHTS....................................10

APPENDIX A:  RATINGS....................................11
CORPORATE BOND RATINGS..................................11
COMMERCIAL PAPER RATINGS........................12

                    INTRODUCTION TO THE FUND

This prospectus explains the objectives, risks and strategies of the Lehman Aggregate Bond Index Portfolio (the "Portfolio"), which is one of nine Portfolios of the Pinnacle Series of Summit Mutual Funds, Inc. (the "Fund"). The Portfolio is a mutual fund used solely as an investment option for variable annuity or variable life insurance contracts offered by insurance companies. Although you cannot purchase shares of the Portfolio directly, you can instruct your insurance company how to allocate your contract's values to the Portfolio. The Portfolio Profile below summarizes important facts about the Portfolio, including its investment objective, strategy, risks and past investment performance. More detailed information about some of the Portfolio's investment policies and strategies is provided after the Profile, along with information about Portfolio expenses, share pricing and Financial Highlights for the Portfolio.

PORTFOLIO PROFILE

Investment Objective
The Lehman Aggregate Bond Index Portfolio (the "Portfolio") seeks investment results that correspond to the total return performance of the bond market, as represented by the Lehman
Brothers Aggregate Bond Index (the "Lehman Bond Index").

The Lehman Bond Index is a market-weighted, intermediate-term bond index which encompasses U.S. Treasury and agency securities and investment grade corporate and international (dollar denominated) bonds.

Investment Strategies
The Lehman Brothers Aggregate Bond Index Portfolio normally will invest at least 80% of the value of its assets in:

* Obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities; or

* Publicly-traded or 144a debt securities rated BBB- or BAA3 or higher by a nationally recognized rating service such as Standard & Poors or Moody's; or

* Cash and cash equivalents.

Up to 20% of the Portfolio's total assets may be invested in financial futures or options contracts in an attempt to replicate the total return performance of the Lehman Bond Index.

The Portfolio will NOT purchase bonds rated below investment grade, commonly known as junk bonds. However, if a bond held in the Portfolio is downgraded to a rating below investment grade, the Portfolio may continue to hold the security until such time as the Adviser deems it most advantageous to dispose of the security.

The Portfolio will NOT directly purchase common stocks. However, it may retain up to 5% of the value of its total assets in common stocks acquired either by conversion of fixed-income securities or by the exercise of warrants attached thereto. The Portfolio may also write covered call options on U.S. Treasury Securities and options on futures contracts for such securities. A description of the corporate bond ratings assigned by Standard & Poor's and Moody's is included in the Appendix.

The Portfolio will be unable to hold all of the individual securities which comprise the Lehman Bond Index because of the large number of securities involved. Therefore, the Portfolio will hold a representative sample of the securities designed to replicate the total return performance of the Lehman Bond Index. The Portfolio will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the Lehman Bond Index. A correlation of 100% would represent perfect correlation between the Portfolio and index performance. The correlation of the Portfolio's performance to that of the Lehman Bond Index should increase as the Portfolio grows. There can be no assurance that the Portfolio will achieve a 95% correlation.

Although the Adviser will attempt to invest as much of the Portfolio's assets as is practical in bonds included in the Lehman Bond Index, futures contracts and options relating thereto, a portion of the Portfolio may be retained in cash or cash equivalents, or invested in money market instruments pending investment or to meet redemption requests or other needs for liquid assets.

Primary Risks

* Interest rate risk: Interest rate risk is the potential for fluctuation in bond prices due to changing interest rates. Bond prices generally rise when interest rates fall. Likewise, bond prices generally fall when interest rates rise. Furthermore, the price of bonds with a longer maturity generally fluctuates more than bonds with a shorter maturity. To compensate investors for larger fluctuations, longer maturity bonds usually offer higher yields than shorter maturity bonds. Interest rate risk is a risk inherent in all bonds, regardless of credit quality. Since the Portfolio is an intermediate term bond portfolio, the interest rate risk is expected to be moderate.

* Credit risk: Credit risk is the risk that an issuer of a security will be unable to make payments of principal and/or interest on a security held in the Portfolio. When an issuer fails to make a scheduled payment of principal or interest on a security, or violates other terms and agreements of a security, the issuer and the security are in default. A default by the issuer of a security generally has severe negative affect on the market value of that security. The credit risk of the Portfolio is a function of the credit quality of its underlying securities. The average credit quality of the Portfolio is expected to be very high. Therefore, the credit risk of the Portfolio is expected to be low.

* Income risk: Income risk is the risk of a decline in the Portfolio's income due to falling market interest rates. Income risk is generally higher for portfolios with short term average maturities and lower for portfolios with long term average maturities. Income risk is also generally higher for portfolios that are actively traded and lower for portfolios that are less actively traded. The Portfolio maintains an intermediate average maturity and is expected to be less actively traded. Therefore, its income risk is expected to be moderate-to-low.

* Prepayment risk: Prepayment risk is the risk that, during periods of declining interest rates, the principal of mortgage-backed securities and callable bonds will be repaid earlier than scheduled, and the portfolio manager will be forced to reinvest the unanticipated repayments at generally lower interest rates. The Portfolio's exposure to mortgage-backed securities and callable bonds is expected to be moderate. Therefore, the prepayment risk of the Portfolio is expected to be moderate.

* Correlation risk: Because the Portfolio has expenses, and the Lehman Bond Index does not, the Portfolio may be unable to replicate precisely the performance of the Index. While the Portfolio remains small, it may have a greater risk that its performance will not match that of the Index.

Since this is a new Portfolio, there is no bar chart or performance table.

PORTFOLIO OPERATING EXPENSES

EXPENSES (as a percentage of average net assets)

                     Bond Index Portfolio

                 Management Fees        .30%
                  Other Expense         .26%*
                                        ----
        Total Operating Expenses        .56%

* The Adviser will pay any expenses of the Portfolio, other than the advisory fee for that Portfolio, to the extent that such expenses exceed .30% of the Portfolio's net assets.

EXAMPLE
The table below shows the amount of expenses a Shareholder would pay on a $10,000 investment assuming a 5% annual return.+

                                1 Year       3 Years
                               ---------------------
    Bond Index Portfolio          $62          $193

The purpose of this table is to help you understand the Portfolio expenses that you may bear indirectly through your purchase of an insurance contract. THIS TABLE DOES NOT INCLUDE ANY CONTRACT OR VARIABLE ACCOUNT CHARGES. Those charges, along with the Portfolio's expenses, are contained in the prospectus for your contract.

This table should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

+	The 5% annual return is a standardized rate prescribed for the purpose of this example and does not represent the past or future return of the Portfolio.

       OTHER INVESTMENT POLICIES, STRATEGIES AND RISKS

FOREIGN SECURITIES
The Portfolio may invest in foreign securities that are suitable for its investment objectives and policies. However, each security must be dollar-denominated and be rated investment grade (BBB- or BAA3 or higher) at the time of purchase. The Portfolio may not invest more than 35% of its total assets in foreign securities in aggregate. Furthermore, the Portfolio may not invest more than 10% of its total assets in any one foreign countries securities.

Investing in foreign securities involves risks which are not ordinarily associated with investing in domestic securities, including:

 * political or economic instability in the foreign country;
 * diplomatic developments that could adversely affect the value of the foreign security;
 * foreign government taxes;
 * costs incurred by the Portfolio in converting among various currencies;
 * fluctuation in currency exchange rates;
 * the possibility of imposition of currency controls, expropriation or nationalization measures or withholding dividends at the source;
 * in the event of a default on a foreign debt security, possible difficulty in obtaining or enforcing a judgment against the issuer;
 * less publicly available information about foreign issuers than domestic issuers;
 * foreign accounting and financial reporting requirements are generally less extensive than those in the U.S.;
 * securities of foreign issuers are generally less liquid and more volatile than those of comparable domestic issuers;
 * there is often less governmental regulation of exchanges, broker-dealers and issuers and brokerage costs may be higher than in the United States.

Foreign securities purchased by the Portfolio may include securities issued by companies located in countries not considered to be major industrialized nations. Such countries are subject to more economic, political and business risk than major industrialized nations, and the securities they issue may be subject to abrupt or erratic price fluctuations, and are expected to be more volatile and more uncertain as to payments of interest and principal. Developing countries may have relatively unstable governments, economies based only on a few industries, and securities markets that trade only a small number of securities. The secondary market for such securities is expected to be less liquid than for securities of major industrialized nations.

FOREIGN CURRENCY TRANSACTIONS
The Portfolio will NOT engage in forward foreign currency contracts ("forward contracts") in connection with the purchase or sale of any security. A forward contract involves an obligation to purchase or sell a specific foreign currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

JUNK BONDS
The Portfolio may NOT purchase any bond rated below the four highest grades used by Standard & Poor's or Moody's (frequently referred to as "junk" bonds). However, if a bond held in the Portfolio is downgraded to a rating below investment grade, the Portfolio may continue to hold the security until such time as the Adviser deems it most advantageous to dispose of the security.

Junk bonds present greater credit and market risks than higher rated bonds. Such risks relate not only to the greater financial weakness of the issuers of such securities but also to other factors including:

 * greater likelihood that an economic downturn or rising interest rates could create financial stress on the issuers of such bonds, possibly resulting in their defaulting on their obligations than is the case with higher-rated bonds;

 * greater likelihood that redemption or call provisions, if exercised in a period of lower interest rates, would result in the bonds being replaced by lower yielding securities;

 * limited trading markets that may make it more difficult to dispose of the bonds and more difficult to determine their fair value.

REPURCHASE AGREEMENTS
A repurchase agreement is a transaction where the Portfolio buys a security at one price and simultaneously agrees to sell that same security back to the original owner at a higher price. The Portfolio is not expected to engage extensively in repurchase agreements, but may engage in them from time to time. The Adviser reviews the creditworthiness of the other party to the agreement and must find it satisfactory before engaging in a repurchase agreement. A majority of these agreements will mature in seven days or less. In the event of the bankruptcy of the other party, the Portfolio could experience delays in recovering its money, may realize only a partial recovery or even no recovery, and may also incur disposition costs.

REVERSE REPURCHASE AGREEMENTS
The Portfolio may enter into reverse repurchase agreements.
Under reverse repurchase agreements, the Portfolio transfers possession of portfolio securities to banks in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The Portfolio retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. While a reverse repurchase agreement is in effect, the Custodian will segregate from other Portfolio assets an amount of cash or liquid high quality debt obligations equal in value to the repurchase price (including any accrued interest).

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
For hedging purposes, including protecting the price or interest rate of securities that the Portfolio intends to buy, the Portfolio may enter into futures contracts that relate to securities in which it may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts. The Portfolio may invest up to 20% of its assets in such futures and/or options contracts.

A financial futures contract is a contract to buy or sell a specified quantity of financial instruments (such as U.S. Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index) at a specified future date at a price agreed upon when the contract is made. A financial futures contract is closed out by buying or selling an identical offsetting futures contract or by delivering the agreed upon security at the expiration of the contract. Upon entering into a futures contract, the Portfolio is required to deposit an initial margin with the Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that the Portfolio will honor its futures commitments. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates. In the event of the bankruptcy of the futures broker that holds margin on behalf of the Portfolio, the Portfolio may be entitled to return of margin owed to it only in proportion to the amount received by the broker's other customers. The Adviser will attempt to minimize this risk by monitoring the creditworthiness of the futures brokers with which the Portfolio does business.

Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract. The Portfolio may engage in certain limited options strategies as hedging techniques. These options strategies are limited to selling/writing call option contracts on U.S. Treasury Securities and call option contracts on futures on such securities held by the Portfolio (covered calls). These Portfolios may purchase call option contracts to close out a position acquired through the sale of a call option.

The Portfolio may write and purchase covered call and put options on securities in which it may directly invest. Option transactions of the Portfolio will be conducted so that the total amount paid on premiums for all put and call options outstanding will not exceed 5% of the value of the Portfolio's total assets. Further, the Portfolio will not write put or call options or combination thereof if, as a result, the aggregate value of all securities or collateral used to cover its outstanding options would exceed 25% of the value of the Portfolio's total assets.

A call option is a short-term contract (generally nine months or less) which gives the purchaser of the option the right to purchase from the seller of the option (the Portfolio) the underlying security or futures contract at a fixed exercise price at any time prior to the expiration of the option period regardless of the market price of the underlying instrument during the period. A futures contract obligates the buyer to purchase and the seller to sell a predetermined amount of a security at a predetermined price at a selected time in the future. A call option on a futures contract gives the purchaser the right to assume a "long" position in a futures contract, which means that if the option is exercised the seller of the option (the Portfolio) would have the legal right (and obligation) to sell the underlying security to the purchaser at the specified price and future time.

As consideration for the call option, the buyer pays the seller (the Portfolio) a premium, which the seller retains whether or not the option is exercised. The selling of a call option will benefit the Portfolio if, over the option period, the underlying security or futures contract declines in value or does not appreciate to a price higher than the total of the exercise price and the premium. The Portfolio risks an opportunity loss of profit if the underlying instrument appreciates to a price higher than the exercise price and the premium. When the Adviser anticipates that interest rates will increase, the Portfolio may write call options in order to hedge against an expected decline in value of portfolio securities.

The Portfolio may close out a position acquired through selling a call option by buying a call option on the same security or futures contract with the same exercise price and expiration date as the option previously sold. A profit or loss on the transaction will result depending on the premium paid for buying the closing call option. If a call option on a futures contract is exercised, the Portfolio intends to close out the position immediately by entering into an offsetting transaction or by delivery of the underlying security (or other related securities).

Options transactions may increase the Portfolio's portfolio turnover rate and attendant transaction costs, and may be somewhat more speculative than other investment strategies. It may not always be possible to close out an options position, and with respect to options on futures contracts there is a risk of imperfect correlation between price movements of a futures contract (or option thereon) and the underlying security.

COLLATERALIZED MORTGAGE OBLIGATIONS
The Portfolio may invest in collateralized mortgage obligations ("CMOs") or mortgage-backed bonds issued by financial institutions such as commercial banks, savings and loan associations, mortgage banks and securities broker-dealers (or affiliates of such institutions established to issue these securities). To a limited extent, the Portfolio may also invest in a variety of more risky CMOs, including interest only ("IOs"), principal only ("POs"), inverse floaters, or a combination of these securities.

LENDING PORTFOLIO SECURITIES
The Portfolio may lend portfolio securities with a value up to 10% of its total assets. Such loans may be terminated at any time. The Portfolio will continuously maintain as collateral cash or obligations issued by the U.S. government, its agencies or instrumentalities in an amount equal to not less than 100% of the current market value (on a daily marked-to-market basis) of the loaned securities plus declared dividends and accrued interest.

The Portfolio will retain most rights of beneficial ownership, including the right to receive dividends, interest or other distributions on loaned securities. Should the borrower of the securities fail financially, the Portfolio may experience delay in recovering the securities or loss of rights in the collateral. Loans will be made only to borrowers that the Adviser deems to be of good financial standing.

MIXED AND SHARED FUNDING
The Fund offers its Pinnacle Series shares, without sales charge, only for purchase by separate accounts of The Union Central Life Insurance Company and other affiliated or unaffiliated insurance companies to fund benefits under both variable annuity contracts and variable universal life insurance policies. In the future, the Fund may also offer its Pinnacle Series shares directly to certain tax-qualified plans. The Fund's Board of Directors will monitor the Fund for the existence of any material irreconcilable conflict among the interests of such variable annuity and variable life insurance contract owners and, if and when applicable, the interests of participants in such qualified plans investing in the Fund. Insurance companies whose contracts are funded by investment in the Fund, the Adviser, and if applicable, trustees of certain qualified plans, will report any potential or existing conflicts to the Directors of the Fund. If it is determined by a majority of the Board, or by a majority of its disinterested directors, that a material irreconcilable conflict exists, the relevant insurance companies, the Adviser or plan trustees will, at their expense and to the extent reasonably practicable (as determined by a majority of the disinterested directors), take whatever steps are necessary to remedy or eliminate the irreconcilable material conflict.

OTHER INFORMATION
In addition to the investment policies described above, the Portfolio's investment program is subject to further restrictions which are described in the Statement of Additional Information. Unless otherwise specified, the Portfolio's investment objectives, policies and restrictions are not fundamental policies and may be changed without shareholder approval. Shareholder inquiries and requests for the Fund's annual report should be directed to the Fund at (513) 595-2600, or at P.O. Box 40409, Cincinnati, Ohio 45240-0409.

                        FUND MANAGEMENT

INVESTMENT ADVISER
The Adviser is Summit Investment Partners, Inc., 312 Elm Street, Suite 2525, Cincinnati, Ohio 45202. The Adviser was incorporated under the laws of Ohio on August 18, 1986, as successor to the advisory business of Carillon Investments, Inc., the investment adviser for the Fund since 1984. The Adviser is a wholly-owned subsidiary of Union Central, a mutual life insurance company organized in 1867 under the laws of Ohio. Subject to the direction and authority of the Fund's board of directors, the Adviser manages the investment and reinvestment of the assets of the Portfolio and provides administrative services and manages the Fund's business affairs.

Gary R. Rodmaker, CFA and David M. Weisenburger, CFA, lead the team primarily responsible for the day-to-day management of the
Portfolio.   Mr. Rodmaker is the Managing  Director-Fixed Income
of the Adviser and has been affiliated with the Adviser and Union Central as an investment analyst since 1989. Mr. Weisenburger is the Assistant Fund Manager of the Adviser and has been affiliated with the Adviser and Union Central since July, 1996. Prior thereto, Mr. Weisenburger was a general securities trader for Ohio National Equity Sales Corp. and a registered representative for Fidelity Investments.

ADVISORY FEE
The Fund pays the Adviser, as full compensation for all facilities and services furnished, a monthly fee equal to .30% of the current value of the net assets of the Portfolio.

EXPENSES
The Fund's expenses are deducted from total income before dividends are paid. These expenses, which are accrued daily, include: the fee of the Adviser; taxes; legal, dividend disbursing, bookkeeping and transfer agent, custodian and auditing fees; and printing and other expenses relating to the Fund's operations which are not expressly assumed by the Adviser under its investment advisory agreement with the Fund. Certain expenses are paid by the particular Portfolio that incurs them, while other expenses are allocated among the Portfolios on the basis of their relative size (i.e., the amount of their net assets). The Adviser will pay any expenses of the Lehman Bond Index Portfolio, other than the advisory fee for that Portfolio, to the extent that such expenses exceed .30% of the Portfolio's net assets.

CAPITAL STOCK
The Fund currently has nine classes of stock for the Pinnacle Series, one for each Portfolio. Shares (including fractional shares) of each Portfolio have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that Portfolio. When issued, shares are fully paid and nonassessable and do not have preemptive or conversion rights or cumulative voting rights. The insurance companies will vote Fund shares allocated to their registered separate accounts in accordance with instructions received from their contract owners. It is anticipated that Union Central will have voting control of the Fund by virtue of the shares of the Summit Apex Series of Funds allocated to its exempt separate accounts. With voting control, Union Central can make fundamental changes regardless of the voting instructions received from its contract owners.

VALUATION OF PORTFOLIO SHARES
Portfolio shares are sold at the price next computed after receipt of a purchase or redemption order. The net asset value of the shares of the Portfolio of the Fund is determined once daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time), when there are purchases or redemptions of Fund shares, except:

 * when the New York Stock Exchange is closed and

 * any day on which changes in the value of the Portfolio securities of the Fund will not materially affect the current net asset value of the shares of a Portfolio.

Portfolio shares are valued by:

 * adding the values of all securities and other assets of the Portfolio,

 * subtracting liabilities and expenses, and

 * dividing by the number of shares of the Portfolio outstanding.

Expenses, including the investment advisory fee payable to the Adviser, are accrued daily.

Securities held by the Portfolio, except for money market instruments maturing in 60 days or less, are valued at their market value if market quotations are readily available. Other-wise, such securities are valued at fair value as determined in good faith by the Fund's board of directors, although the actual calculations may be made by persons acting pursuant to the direction of the board. All money market instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis.

                DIVIDENDS AND DISTRIBUTIONS4

The Fund intends to distribute substantially all of the net investment income, if any, of the Portfolio. For dividend purposes, net investment income of the Portfolio consists of all dividends or interest earned by the Portfolio, minus estimated expenses (including the investment advisory fee). All net realized capital gains, if any, of the Portfolio are distributed periodically, no less frequently than annually. All dividends and distributions of the Portfolio are reinvested in additional shares of the Portfolio at net asset value.

                             TAXES

The Portfolio has qualified and has elected to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If the Portfolio qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, the Portfolio will pay no federal income taxes on the amounts distributed.

Because insurance companies are currently the only shareholders of the Portfolios, no discussion is included herein as to the federal income tax consequences to shareholders. For information about the federal tax consequences of purchasing the contracts, see the prospectus for your contract.

     CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT
Firstar Trust Company, Mutual Fund Services, P.O. Box 701,
Milwaukee, Wisconsin 53201-0701, acts as Custodian of the Fund's assets, and is its bookkeeping, transfer and dividend disbursing agent.

                       FINANCIAL HIGHLIGHTS

Since this is a new portfolio, no financial highlights are available.

                       APPENDIX A:  RATINGS

CORPORATE BOND RATINGS

Moody's Investors Services, Inc.

     Aaa-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa-Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba-Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B-Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa-Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca-Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Standard & Poor's Rating Services

     AAA-This is the highest rating assigned by Standard &
Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA-Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in a small degree.

     A-Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions.

     BBB-Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

     BB-B-CCC-CC-Bonds rated BB, B, CCC, and CC are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

COMMERCIAL PAPER RATINGS

Moody's Investors Services, Inc.

A Prime rating is the highest commercial paper rating assigned by Moody's Investors Services, Inc. Issuers rated Prime are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this highest classification. Among the factors considered by Moody's in assigning ratings for an issuer are the following:
 * management;
 * economic evaluation of the industry and an appraisal of speculative type risks which may be inherent in certain areas;
 * competition and customer acceptance of products;
 * liquidity;
 * amount and quality of long-term debt;
 * ten-year earnings trends;
 * financial strength of a parent company and the relationships which exist with the issuer; and
 * recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Standard & Poor's Rating Services

Commercial paper rated A by Standard & Poor's Rating Services has the following characteristics:

 * Liquidity ratios are better than the industry average.
 * Long-term senior debt rating is "A" or better. In some cases, BBB credits may be acceptable.
 * The issuer has access to at least two additional channels of borrowing.
 * Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances.
 * Typically, the issuer's industry is well established, the issuer has a strong position within its industry and the reliability and quality of management is unquestioned.

Issuers rated A are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this classification.

(back cover)

A Statement of Additional Information dated May 1, 2001, which contains further information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. A copy of the Statement of Additional Information or its annual and semi-annual reports may be obtained without charge by calling the Fund at (513) 595-2600, or by writing the Fund at P.O. Box 40409, Cincinnati, Ohio 45240-0409.

The Fund's Statement of Additional Information, annual and semi-annual reports and certain other information about the Fund can be reviewed and copied at the SEC's public reference room (which will send copies of these documents upon request and for a fee). Information about the operation of the SEC's public reference room may be obtained by calling the SEC at 1-800-SEC-0330.
Copies of Fund documents may be requested by writing to the Public reference Section of the SEC, Washington, D.C. 20549-6009.

These fund Documents and other information about the Fund are also available without charge at the SEC's web site:
http://www.sec.gov.


File 811-04000

Prospectus for the EAFE International Index Portfolio

May 1, 2001



                 SUMMIT MUTUAL FUNDS, INC.
----------------------------------------------------------


     Summit Mutual Funds, Inc. is a mutual fund with twenty-three separate Portfolios, each with its own investment objective. We cannot assure you that any Portfolio will meet its objective. This Prospectus offers one of the Portfolios within the Summit Pinnacle Series - the EAFE International Index Portfolio.


     The investment objective of the EAFE International Index Portfolio is to seek investment results that correspond to the total return performance of common stocks as represented by the Morgan Stanley Capital International EAFE Index. The EAFE Index emphasizes the stocks of companies in major markets in Europe, Australasia, and the Far East.





THIS PROSPECTUS CONTAINS INFORMATION YOU SHOULD KNOW BEFORE
ALLOCATING YOUR CONTRACT VALUES TO THE EAFE INTERNATIONAL INDEX
PORTFOLIO.  WE SUGGEST THAT YOU READ IT AND KEEP IT FOR FUTURE
REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC") OR ANY STATE. NEITHER THE SEC NOR ANY STATE HAS DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.




SMFI 514 PINNACLE EAFE 5-01

                        TABLE OF CONTENTS

                                                         Page

INTRODUCTION TO THE FUND................................. 2

PORTFOLIO PROFILE........................................ 2
EAFE INTERNATIONAL INDEX PORTFOLIO....................... 2

PORTFOLIO OPERATING EXPENSES............................. 4

OTHER INVESTMENT POLICIES, STRATEGIES AND RISKS.......... 5
FOREIGN SECURITIES....................................... 5
FOREIGN CURRENCY TRANSACTIONS............................ 5
REPURCHASE AGREEMENTS.................................... 6
REVERSE REPURCHASE AGREEMENTS............................ 6
FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS....... 6
OPTIONS ON SECURITIES INDICES............................ 8
LENDING PORTFOLIO SECURITIES............................. 8
MIXED AND SHARED FUNDING................................. 8
OTHER INFORMATION........................................ 8

FUND MANAGEMENT.......................................... 9
INVESTMENT ADVISER....................................... 9
ADVISORY FEE............................................. 9
SUBADVISER............................................... 9
EXPENSES.................................................10
CAPITAL STOCK............................................10
VALUATION OF PORTFOLIO SHARES............................10

DIVIDENDS AND DISTRIBUTIONS..............................11

TAXES....................................................11

CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT........11

DISCLAIMER...............................................12

FINANCIAL HIGHLIGHTS.....................................12

                    INTRODUCTION TO THE FUND

This prospectus explains the objectives, risks and strategies of one of the Portfolios within the Summit Pinnacle Series of Summit Mutual Funds, Inc. (the "Fund"). The Portfolios are mutual funds used solely as investment options for variable annuity or variable life insurance contracts offered by insurance companies. Although you cannot purchase shares of the Portfolios directly, you can instruct your insurance company how to allocate your contract's values among the Portfolios. The Portfolio Profile below summarizes important facts about the Portfolio, including its investment objective, strategy, risks and past investment performance. More detailed information about the Portfolio's investment policies and strategies is provided after the Profile, along with information about Portfolio expenses, share pricing and Financial Highlights for the Portfolio.

                      PORTFOLIO PROFILE

EAFE INTERNATIONAL INDEX PORTFOLIO

Investment Objective
The Summit Pinnacle EAFE International Index Portfolio
("Portfolio") seeks investment results that correspond to the total return performance of common stocks as represented by the Morgan Stanley Capital International ("MSCI") EAFE Index
("Index"). The EAFE Index emphasizes the stocks of companies in major markets in Europe, Australasia, and the Far East.

Investment Strategies
The Portfolio will invest primarily in common stocks of the companies that compose the EAFE Index. The EAFE Index is capitalization-weighted, meaning that a company whose securities have a high market capitalization will contribute more to the Index's value than a company whose securities have a low market capitalization.

The Portfolio will typically not hold all of the companies in the EAFE Index. The Portfolio will typically choose to hold the stocks that make up the largest portion of the Index's value in the same proportion as the Index. When choosing the smaller stocks, the Portfolio will attempt to select a sampling of stocks that will match the industry and risk characteristics of all of the smaller companies in the EAFE Index without buying all of those stocks. This attempts to maximize liquidity while minimizing costs.

The Adviser will adopt the above "Sampling" strategy until such time as the Adviser believes the Portfolio has achieved sufficient size to attempt to fully replicate the Index. Full replication would be achieved when the Portfolio holds all of the securities in the Index in the exact weightings as the Index. Although the Adviser will attempt to invest as much of the Portfolio's assets as is practical in stocks included among the EAFE Index and futures contracts and options relating thereto, a portion of the Portfolio may be invested in money market instruments pending investment or to meet redemption requests or other needs for liquid assets. In addition, for temporary defensive purposes, the Portfolio may invest in government securities, money market instruments, or other fixed-income securities, or retain cash or cash equivalents.

The Portfolio may invest up to 20% of its assets in futures contracts and options that provide exposure to the stocks in the Index. The Portfolio may also sell covered calls on futures contracts or individual securities held in the Portfolio. As a temporary investment strategy, until the Portfolio reaches $50 million in net assets, the Portfolio may invest up to 100% of its assets in such futures and/or options contracts.

The Adviser may choose to invest in a foreign security indirectly by purchasing American Depository Receipts ("ADRs"). ADRs are U.S. dollar-denominated receipts representing shares of foreign corporations. ADRs are issued by U.S. banks or trust companies and entitle the holder to all dividends and capital gains on the underlying shares. ADRs offer the exposure to the foreign security while reducing transaction, custody, and other expenses.

Primary Risks
You could lose money or have less return than the market in general in this Portfolio. The Portfolio is subject to these specific risks:

* Market Risk: Deteriorating market conditions might cause an overall decline in the prices of stocks in the market, including those held by the Portfolio.

* Tracking Error Risk: The Portfolio may not track the performance of the Index for the various reasons, including, but not limited the following:
  - The Portfolio incurs administrative expenses and trading costs. The EAFE Index does not. The Portfolio may not hold all of the stocks in the Index or may weight them differently than the Index.
  - The composition of the Index and Portfolio may diverge.
  - The timing and magnitude of cash inflows and outflows from investor's purchases and redemptions may create balances of uninvested cash.

* Foreign Stock Market Risk: Foreign stock markets may exhibit periods of higher volatility than those in the United States. Trading stocks on many foreign exchanges can be more difficult, and costly, than trading stocks in the United States. Taxes can also be imposed by foreign governments.

* Political Risk: Foreign governments have occasionally limited the outflows of capital or profits to investors abroad.

* Information Risk: Financial reporting and accounting standards for companies in many foreign markets differ from those of the United States and may present an incomplete, or inaccurate picture of a foreign company.

* Liuidity Risk: On the whole, foreign exchanges are smaller and less liquid than the U.S. markets. Stocks that trade infrequently, or in lower volumes, can be more difficult or costly to buy or sell. Relatively small transactions can have a disproportionately large affect on the price of stocks. In some situations, it may be impossible to sell a stock in an orderly fashion.

* Regulatory Risk: There is typically less government regulation of foreign markets, companies, and securities.

* Currency Risk: The Portfolio invests in foreign securities denominated in foreign currencies. Thus, changes in foreign exchange rates will affect the value of foreign securities denominated in U.S. dollars.

* Derivatives Risk: The Portfolio may invest in stock futures and options, and stock index futures and options. The Portfolio will not use these investments for speculative purposes or as leveraged investments that might exacerbate gains or losses
  The Portfolio will invest in derivatives solely to meet shareholder redemptions or to invest shareholder purchases while maintaining exposure to the market. The principal risks to derivatives used in this context is that it might not be highly correlated with the security for which it is being used as a substitute.

Since this is a new Portfolio, there is no bar chart or performance table.


                  PORTFOLIO OPERATING EXPENSES

This table describes fees and expenses of the Portfolio:

EXPENSES (as a percentage of average net assets)

                        EAFE International Index Portfolio
                        ----------------------------------
Management Fees                       .56%
Other Expenses*                       .69%
                                     -----
Total Operating Expenses**           1.25%

*  "Other Expenses" are based on estimates.
** Total Operating Expenses in excess of 1.25% for the Portfolio are paid by the Adviser.

EXAMPLE

The table below shows the amount of expenses a Shareholder would pay on a $10,000 investment assuming a 5% annual return.+

                       1 Year  3 Years  5 Years  10 Years
---------------------------------------------------------
EAFE International
Index Portfolio         $128     $399     N/A      N/A

The purpose of this table is to help you understand the Fund expenses that you may bear indirectly through your purchase of an insurance contract. THIS TABLE DOES NOT INCLUDE ANY CONTRACT OR VARIABLE ACCOUNT CHARGES. Those charges, along with the Fund's expenses, are contained in the prospectus for your contract.

This table should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.


+ The 5% annual return is a standardized rate prescribed for the purpose of this example and does not represent the past or future return of the Fund.



          OTHER INVESTMENT POLICIES, STRATEGIES AND RISKS

FOREIGN SECURITIES
The Portfolio may invest in foreign securities that are suitable for the Portfolio's investment objectives and policies.

The Portfolio is limited to investing in those foreign securities included in the EAFE Index.

Investing in foreign securities involves risks which are not ordinarily associated with investing in domestic securities, including:

* political or economic instability in the foreign country;
* diplomatic developments that could adversely affect the value of the foreign security;
* foreign government taxes;
* costs incurred by the Portfolio in converting among various currencies;
* fluctuation in currency exchange rates;
* the possibility of imposition of currency controls, expropriation or nationalization measures or withholding dividends at the source;
* in the event of a default on a foreign debt security, possible difficulty in obtaining or enforcing a judgment against the issuer;
* less publicly available information about foreign issuers than domestic issuers;
* foreign accounting and financial reporting requirements are generally less extensive than those in the U.S.;
* securities of foreign issuers are generally less liquid and more volatile than those of comparable domestic issuers;
* there is often less governmental regulation of exchanges, broker-dealers and issuers and brokerage costs may be higher than in the United States.

Foreign securities purchased by the Portfolio may include securities issued by companies located in countries not considered to be major industrialized nations. Such countries are subject to more economic, political and business risk than major industrialized nations, and the securities they issue may be subject to abrupt or erratic price fluctuations, and are expected to be more volatile and more uncertain as to payments of interest and principal. Developing countries may have relatively unstable governments, economies based only on a few industries, and securities markets that trade only a small number of securities. The secondary market for such securities is expected to be less liquid than for securities of major industrialized nations.

FOREIGN CURRENCY TRANSACTIONS
The Portfolio may engage in forward foreign currency contracts ("forward contracts") in connection with the purchase or sale of a specific security. A forward contract involves an obligation to purchase or sell a specific foreign currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

The Portfolio will not enter into forward contracts for longer-term hedging purposes. The possibility of changes in currency exchange rates will be incorporated into the long-term investment considerations when purchasing the investment and subsequent considerations for possible sale of the investment.

REPURCHASE AGREEMENTS
The Portfolio may invest in repurchase agreements. A repurchase agreement is a transaction where a Portfolio buys a security at one price and simultaneously agrees to sell that same security back to the original owner at a higher price. The Portfolio does not engage extensively in repurchase agreements, but may engage in them from time to time. The Adviser reviews the credit-worthiness of the other party to the agreement and must find it satisfactory before engaging in a repurchase agreement. A majority of these agreements will mature in seven days or less. In the event of the bankruptcy of the other party, the Portfolio could experience delays in recovering its money, may realize only a partial recovery or even no recovery, and may also incur disposition costs.

REVERSE REPURCHASE AGREEMENTS
The Portfolio may enter into reverse repurchase agreements.
Under reverse repurchase agreements, the Portfolio transfers possession of portfolio securities to banks in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The Portfolio retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. While a reverse repurchase agreement is in effect, the Custodian will segregate from other Portfolio assets an amount of cash or liquid high quality debt obligations equal in value to the repurchase price (including any accrued interest).

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
For hedging purposes, including protecting the price or interest rate of securities that the Portfolio intends to buy, the Portfolio may enter into futures contracts that relate to securities in which it may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts. The Portfolio may invest up to 20% of its assets in such futures and/or options contracts.

A financial futures contract is a contract to buy or sell a specified quantity of financial instruments (such as U.S. Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made). A stock index futures contract is a contract to buy or sell specified units of a stock index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the contract index. Under such contracts no delivery of the actual stocks making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, the Portfolio is required to deposit an initial margin with the Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that the Portfolio will honor their futures commitments. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates. In the event of the bankruptcy of the futures broker that holds margin on behalf of the Portfolio, the Portfolio may be entitled to return of margin owed to it only in proportion to the amount received by the broker's other customers. The Adviser will attempt to minimize this risk by monitoring the creditworthiness of the futures brokers with which the Portfolio does business.

Because the value of index futures depends primarily on the value of their underlying indexes, the performance of the broad-based contracts will generally reflect broad changes in common stock prices. However, because a particular Portfolio may not be invested in precisely the same proportion as the particular Index, it is likely that the price changes of the Portfolio's index futures positions will not match the price changes of the Portfolio's other investments.

Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

The Portfolio may write and purchase covered put and call options on securities in which it may directly invest. Option transactions of the Portfolio will be conducted so that the total amount paid on premiums for all put and call options outstanding will not exceed 5% of the value of the Portfolio's total assets. Further, the Portfolio will not write put or call options or combination thereof if, as a result, the aggregate value of all securities or collateral used to cover its outstanding options would exceed 25% of the value of the Portfolio's total assets.

A call option is a short-term contract (generally nine months or less) which gives the purchaser of the option the right to purchase from the seller of the option (the Portfolio) the underlying security or futures contract at a fixed exercise price at any time prior to the expiration of the option period regardless of the market price of the underlying instrument during the period. A futures contract obligates the buyer to purchase and the seller to sell a predetermined amount of a security at a predetermined price at a selected time in the future. A call option on a futures contract gives the purchaser the right to assume a "long" position in a futures contract, which means that if the option is exercised the seller of the option (the Portfolio) would have the legal right (and obligation) to sell the underlying security to the purchaser at the specified price and future time.

As consideration for the call option, the buyer pays the seller (the Portfolio) a premium, which the seller retains whether or not the option is exercised. The selling of a call option will benefit the Portfolio if, over the option period, the underlying security or futures contract declines in value or does not appreciate to a price higher than the total of the exercise price and the premium. The Portfolio risks an opportunity loss of profit if the underlying instrument appreciates to a price higher than the exercise price and the premium. When the Adviser anticipates that interest rates will increase, the Portfolio may write call options in order to hedge against an expected decline in value of portfolio securities.

The Portfolio may close out a position acquired through selling a call option by buying a call option on the same security or futures contract with the same exercise price and expiration date as the option previously sold. A profit or loss on the transaction will result depending on the premium paid for buying the closing call option. If a call option on a futures contract is exercised, the Portfolio intends to close out the position immediately by entering into an offsetting transaction or by delivery of the underlying security (or other related securities).

Options transactions may increase the Portfolio's portfolio turnover rate and attendant transaction costs, and may be somewhat more speculative than other investment strategies. It may not always be possible to close out an options position, and with respect to options on futures contracts there is a risk of imperfect correlation between price movements of a futures contract (or option thereon) and the underlying security.

OPTIONS ON SECURITIES INDICES
The Portfolio may purchase or sell options on the EAFE Index, subject to the limitations set forth above and provided such options are traded on a national securities exchange or in the over-the-counter market. Options on securities indices are similar to options on securities except there is no transfer of a security and settlement is in cash. A call option on a securities index grants the purchaser of the call, for a premium paid to the seller, the right to receive in cash an amount equal to the difference between the closing value of the index and the exercise price of the option times a multiplier established by the exchange upon which the option is traded.

LENDING PORTFOLIO SECURITIES
The Portfolio may lend portfolio securities with a value up to 10% of its total assets. Such loans may be terminated at any time. The Portfolio will continuously maintain as collateral cash or obligations issued by the U.S. government, its agencies or instrumentalities in an amount equal to not less than 100% of the current market value (on a daily marked-to-market basis) of the loaned securities plus declared dividends and accrued interest.

The Portfolio will retain most rights of beneficial ownership, including the right to receive dividends, interest or other distributions on loaned securities. Should the borrower of the securities fail financially, the Portfolio may experience delay in recovering the securities or loss of rights in the collateral. Loans will be made only to borrowers that the Adviser deems to be of good financial standing.

MIXED AND SHARED FUNDING
The Fund offers its Pinnacle Series shares, without sales charge, only for purchase by separate accounts of The Union Central Life Insurance Company and other affiliated or unaffiliated insurance companies to fund benefits under both variable annuity contracts and variable universal life insurance policies. In the future, the Fund may also offer its Pinnacle Series shares directly to certain tax-qualified plans. The Fund's Board of Directors will monitor the Fund for the existence of any material irreconcilable conflict among the interests of such variable annuity and variable life insurance contract owners and, if and when applicable, the interests of participants in such qualified plans investing in the Fund. Insurance companies whose contracts are funded by investment in the Fund, the Adviser, and if applicable, trustees of certain qualified plans, will report any potential or existing conflicts to the Directors of the Fund. If it is determined by a majority of the Board, or by a majority of its disinterested directors, that a material irreconcilable conflict exists, the relevant insurance companies, the Adviser or plan trustees will, at their expense and to the extent reasonably practicable (as determined by a majority of the disinterested directors), take whatever steps are necessary to remedy or eliminate the irreconcilable material conflict.

OTHER INFORMATION
In addition to the investment policies described above, the Portfolio's investment program is subject to further restrictions which are described in the Statement of Additional Information. Unless otherwise specified, the Portfolio's investment objectives, policies and restrictions are not fundamental policies and may be changed without shareholder approval. Shareholder inquiries and requests for the Fund's annual report should be directed to the Fund at (513) 595-2600, or at P.O. Box 40409, Cincinnati, Ohio 45240-0409.

                    FUND MANAGEMENT

INVESTMENT ADVISER
The Adviser is Summit Investment Partners, Inc., 312 Elm Street, Suite 2525, Cincinnati, Ohio 45202. The Adviser was incorporated under the laws of Ohio on August 18, 1986, as successor to the advisory business of Carillon Investments, Inc., the investment adviser for the Fund since 1984. The Adviser is a wholly-owned subsidiary of Union Central, a mutual life insurance company organized in 1867 under the laws of Ohio. Subject to the direction and authority of the Fund's board of directors, the Adviser manages the investment and reinvestment of the assets of each Portfolio and provides administrative services and manages the Fund's business affairs.

Gary R. Rodmaker, CFA and David M. Weisenburger, CFA lead the team primarily responsible for the day-to-day management of the Portfolio.

Mr. Rodmaker is Managing Director - Fixed Income of the Adviser and has been affiliated with the Adviser and Union Central since 1989. Mr. Weisenburger is the Assistant Fund Manager of the Adviser and has been affiliated with the Adviser and Union Central since July, 1996. Prior thereto, Mr. Weisenburger was a general securities trader for Ohio National Equity Sales Corp. and a registered representative for Fidelity Investments.

ADVISORY FEE
The Portfolio pays the Adviser, as full compensation for all facilities and services furnished, a monthly fee computed on a daily basis, at an annual rate of .56% of the current value of the Portfolio's net assets.

The effective rates paid by the Portfolio are set forth in the "Portfolio Operating Expenses" section on page 4.

SUBADVISER
World Asset Management, L.L.C., 255 E. Brown Street, Suite 250, Birmingham, Michigan 48009, is the investment Subadviser to the Portfolio. An investment adviser since 1994, World Asset Management is a wholly-owned subsidiary of Munder Capital Management. Munder Capital is a general partnership with Munder Capital employees owning a minority interest and Comerica Bank owning the majority interest.

The Subadviser provides, subject to the Adviser's direction, a portion of the investment advisory services for which the Adviser is responsible. The services include investment research and advice with respect to securities, investments and cash equivalents in the Portfolio. As compensation for its services, the Subadviser receives a monthly fee computed on a daily basis, at an annual rate, equal to .10% of the current value of the Portfolio's net assets; provided, however, that the Subadviser has agreed to waive its fee for the first six months of operations. The fee is paid by the Adviser, not the Portfolio.

EXPENSES
The Fund's expenses are deducted from total income before dividends are paid. These expenses, which are accrued daily, include: the fee of the Adviser; taxes; legal, dividend disbursing, bookkeeping and transfer agent, custodian and auditing fees; and printing and other expenses relating to the Fund's operations which are not expressly assumed by the Adviser under its investment advisory agreement with the Fund. Certain expenses are paid by the particular Portfolio that incurs them, while other expenses are allocated among the Portfolios on the basis of their relative size (i.e., the amount of their net assets). The Adviser will pay any expenses of the Portfolio, other than the advisory fee for the Portfolio, to the extent that such expenses exceed .80% of the Portfolio's net assets.

CAPITAL STOCK
The Fund currently has twenty-three classes of stock, one for each Portfolio, one of which is offered pursuant to this prospectus. Shares (including fractional shares) of each Portfolio have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that Portfolio. When issued, shares are fully paid and nonassessable and do not have preemptive or conversion rights or cumulative voting rights. The insurance companies will vote Fund shares allocated to their registered separate accounts in accordance with instructions received from their contract owners. It is anticipated that Union Central will have voting control of the Fund by virtue of the shares of the Summit Apex Series of Funds allocated to its exempt separate accounts. With voting control, Union Central can make fundamental changes regardless of the voting instructions received from its contract owners.

VALUATION OF PORTFOLIO SHARES
The net asset value of the shares of each Portfolio of the Fund is determined once daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time), when there are purchases or redemptions of Fund shares, except:

 *  when the New York Stock Exchange is closed and

 * any day on which changes in the value of the Portfolio securities of the Fund will not materially affect the current net asset value of the shares of a Portfolio.

Portfolio shares are valued by:

 * adding the values of all securities and other assets of the Portfolio,

 *  subtracting liabilities and expenses, and

 * dividing by the number of shares of the Portfolio outstanding.

Expenses, including the investment advisory fee payable to the Adviser, are accrued daily.

Securities held by the Portfolios, except for money market instruments maturing in 60 days or less, are valued at their market value if market quotations are readily available. Other-wise, such securities are valued at fair value as determined in good faith by the Fund's board of directors, although the actual calculations may be made by persons acting pursuant to the direction of the board. All money market instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to distribute substantially all of the net investment income, if any, of each Portfolio. For dividend purposes, net investment income of each Portfolio consists of all dividends or interest earned by that Portfolio, minus estimated expenses (including the investment advisory fee). All net realized capital gains, if any, of each Portfolio are distributed periodically, no less frequently than annually. All dividends and distributions of a Portfolio are reinvested in additional shares of the Portfolio at net asset value.

                         TAXES

Each Portfolio has qualified and has elected to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If a Portfolio qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, the Portfolio will pay no federal income taxes on the amounts distributed.

Because insurance companies are currently the only shareholders of the Portfolios, no discussion is included herein as to the federal income tax consequences to shareholders. For information about the federal tax consequences of purchasing the contracts, see the prospectus for your contract.

CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT

Firstar Mutual Fund Services, LLC, P.O. Box 701, Milwaukee,
Wisconsin 53201-0701, acts as Custodian of the Fund's assets, and is its bookkeeping, transfer and dividend disbursing agent.

                          DISCLAIMER

This fund is not sponsored, endorsed, sold or promoted by MSCI or any affiliate of MSCI. Neither MSCI nor any other party makes any representation or warranty, express or implied, to the owners of this fund or any member of the public regarding the advisability of investing in funds generally or in this fund particularly or the ability of the EAFE index to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the EAFE index which is determined, composed and calculated by MSCI without regard to the issuer of this fund. MSCI has no obligation to take the needs of the issuer of this fund or the owners of this fund into consideration in determining, composing or calculating the EAFE index. MSCI is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of this fund to be issued or in the determination or calculation of the equation by which this fund is redeemable for cash. Neither MSCI nor any other party has any obligation or liability to owners of this fund in connection with the administration, marketing or trading of this fund.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NEITHER MSCI NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MSCI HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MSCI OR ANY OTHER PARTY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                     FINANCIAL HIGHLIGHTS

Since this is a new portfolio, no financial highlights are available.

(back cover)

A Statement of Additional Information dated May 1, 2001, which contains further information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. Additional information about the Fund's investments is available in Summit Mutual Funds' annual and semi-annual reports to shareholders. In Summit Mutual Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. A copy of the Statement of Additional Information or its annual and semi-annual reports may be obtained without charge by calling Summit Mutual Funds, c/o Firstar Mutual Fund Services, LLC, (888) 259-7565, or by writing Summit Mutual Funds, c/o Firstar Mutual Fund Services, LLC, at P.O. Box 701, Milwaukee, WI 53201-0701.

Summit Mutual Funds' Statement of Additional Information, annual and semi-annual reports and certain other information about the Fund can be reviewed and copied at the SEC's public reference room (which will send copies of these documents upon request and for a fee). Information about the operation of the SEC's public reference room may be obtained by calling the SEC at 1-800-SEC-0330. Copies of Fund documents may be requested by writing to the Public reference Section of the SEC, Washington, D.C. 20549-6009.

These fund Documents and other information about the Fund are also available without charge at the SEC's web site:
http://www.sec.gov.

File 811-04000

                        PART B


               INFORMATION REQUIRED IN A
          STATEMENT OF ADDITIONAL INFORMATION

                   SUMMIT MUTUAL FUNDS, INC.
                    Summit Pinnacle Series

              STATEMENT OF ADDITIONAL INFORMATION

May 1, 2001

     This Statement of Additional Information is not a prospectus. Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectus. Accordingly, this Statement should be read in conjunction with Summit Mutual Funds, Inc.'s ("Fund") current Prospectus, dated May 1, 2001, which may be obtained by calling the Fund at (513) 595-2600, or writing the Fund at P.O. Box 40409, Cincinnati, Ohio 45240-0409.

     Summit Mutual Funds, Inc. is a diversified, open-end management investment company.

                         -------------
                       TABLE OF CONTENTS
                                                            Page
Investment Policies (3).......................................2
  Money Market Instruments and Investment
Techniques....................................................2
  Certain Risk Factors Relating to High-Yield,
    High-Risk Bonds..........................................10
  Investments in Foreign Securities..........................10
  Futures Contracts..........................................15
  Options....................................................18
  Lending Portfolio Securities...............................21
Investment Restrictions......................................22
Portfolio Turnover...........................................25
Management of the Fund (21)..................................25
  Directors and Officers.....................................25
  Investment Adviser.........................................27
  Payment of Expenses........................................28
  Advisory Fee...............................................28
  Investment Advisory Agreement..............................29
  Service Agreement..........................................30
  Securities Activities of Adviser...........................30
  Code of Ethics.............................................31
Determination of Net Asset Value (23)........................31
Purchase and Redemption of Shares (23).......................32
Taxes (23)...................................................32
Portfolio Transactions and Brokerage.........................33
General Information (22).....................................34
  Capital Stock..............................................34
  Voting Rights..............................................35
  Additional Information.....................................35
Independent Auditors.........................................36
Appendix A: S&P, Frank Russell and Nasdaq Disclaimer.........37
________
( ) indicates page on which the corresponding section appears in the Prospectus.

SMFI 515 Pinnacle 5-01

SUMMIT MUTUAL FUNDS, INC.
 INVESTMENT POLICIES

     The following specific policies supplement the Portfolios' investment strategies, policies and risks set forth in the Prospectus.

Money Market Instruments and Investment Techniques

     Each Portfolio may invest in money market instruments whose characteristics are consistent with the Portfolio's investment program and are described below unless explicitly excluded in the text.

Small Bank Certificates of Deposit. Each Portfolio may invest in certificates of deposit issued by commercial banks, savings banks, and savings and loan associations having assets of less than $1 billion, provided that the principal amount of such certificates is insured in full by the Federal Deposit Insurance Corporation ("FDIC"). The FDIC presently insures accounts up to $100,000, but interest earned above such amount is not insured by the FDIC.

Repurchase Agreements. A repurchase agreement is an instrument under which the purchaser (i.e., one of the Portfolios) acquires ownership of the obligation (the underlying security) and the seller (the "issuer" of the repurchase agreement) agrees, at the time of sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. Repurchase agreements usually are for short periods, normally under one week, and are considered to be loans under the Investment Company Act of 1940. Portfolios will not enter into a repurchase agreement which does not provide for payment within seven days if, as a result, more than 10% of the value of each Portfolio's net assets would then be invested in such repurchase agreements and other illiquid securities. The Portfolios will enter into repurchase agreements only where: (i) the underlying securities are of the type (excluding maturity limitations) which the Portfolios' investment guidelines would allow it to purchase directly, either in normal circumstances or for temporary defensive purposes; (ii) the market value of the underlying securities, including interest accrued, will at all times equal or exceed the value of the repurchase agreement; and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. The investments by a Portfolio in repurchase agreements may at times be substantial when, in the view of the Adviser, unusual market, liquidity, or other conditions warrant.

     If the issuer of the repurchase agreement defaults and does not repurchase the underlying security, the Portfolio might incur a loss if the value of the underlying security declines, and the Fund might incur disposition costs in liquidating the underlying security. In addition, if the issuer becomes involved in bankruptcy proceedings, the Portfolio may be delayed or prevented from obtaining the underlying security for its own purposes. In order to minimize any such risk, the Portfolio will only engage in repurchase agreements with recognized securities dealers and banks determined to present minimal credit risk by the Adviser, under the direction and supervision of the Board of Directors.

Reverse Repurchase Agreements
Each Portfolio may enter into reverse repurchase agreements. Under reverse repurchase agreements, the Portfolio transfers possession of Portfolio securities to banks in return for cash in an amount equal to a percentage of the Portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The Portfolio retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. While a reverse repurchase agreement is in effect, the Custodian will segregate from other Portfolio assets an amount of cash or liquid high quality debt obligations equal in value to the repurchase price (including any accrued interest).

U.S. Government Obligations. Securities issued and guaranteed as to principal and interest by the United States Government include a variety of Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury bills have a maturity of one year or less. Treasury notes have maturities of one to ten years at the time they are issued, and Treasury bonds generally have a maturity of greater than ten years at the time they are issued.

Government Agency Securities. Government agency securities that are permissible investments consist of securities either issued or guaranteed by agencies or instrumentalities of the United States Government. Agencies of the United States Government which issue or guarantee obligations include, among others, Export-Import Banks of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association ("GNMA"), Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the United States Government include securities issued or guaranteed by, among others, the Federal National Mortgage Association ("FNMA"), Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Banks for Cooperatives, and the U.S. Postal Service. Some of these securities, such as those guaranteed by GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those issued by The Tennessee Valley Authority, are supported by the right of the issuer to borrow from the Treasury; while still others, such as those issued by the Federal Land Banks, are supported only by the credit of the instrumentality. The Fund's primary usage of these types of securities will be GNMA certificates and FNMA and FHLMC mortgage-backed obligations which are discussed in more detail below.

Certificates of Deposit. Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

Time Deposits. Time Deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

Bankers' Acceptance. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

Commercial Paper. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

Corporate Debt Securities. Corporate debt securities with a remaining maturity of less than one year tend to become extremely liquid and are traded as money market securities. Such issues with between one and two years remaining to maturity tend to have greater liquidity and considerably less market value fluctuations than longer-term issues.

When-issued and Delayed-delivery Securities. From time to time, in the ordinary course of business, each Portfolio of the Fund may purchase securities on a when-issued or delayed-delivery basis-i.e., delivery and payment can take place a month or more after the date of the transactions. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time a Portfolio makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of such Portfolio. At the time of delivery of the securities, the value may be more or less than the purchase price. Each Portfolio will also establish a segregated account with the Fund's custodian bank in which it will maintain cash or cash equivalents or other Portfolio securities equal in value to commitments for such when-issued or delayed-delivery securities.

Asset-Backed Securities.   Each Portfolio, except the S&P 500
Index Portfolio, the S&P MidCap 400 Index Portfolio, the Russell 2000 Small Cap Index Portfolio and the Nasdaq-100 Index Portfolio may invest in asset-backed securities. Asset-backed securities may be classified either as pass-through certificates or collateralized obligations. Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities may be of short maturity, such as commercial paper, or longer, such as bonds, and may be issued with only one class of security or have more than one class with some classes having rights to payments on the asset-backed security subordinate to the rights of the other classes. These subordinated classes will take the risk of default before the classes to which they are subordinated.

    The Balanced Index Portfolio, Lehman Aggregate Bond Index Portfolio, Zenith Portfolio and Bond Portfolio may invest without limitation in asset-backed securities whose characteristics are consistent with the Portfolio's investment program and are not further limited below. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator of the debt obligations or any other affiliated entities and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. In addition, for asset-backed securities purchased at a premium, the premium may be lost in the event of early pre-payment which may result in a loss to the Portfolio.

     Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support. See "Types of Credit Support" below.

     Collateralized obligations are most often trade, credit card or automobile receivables. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support (see "Types of Credit Support" below), the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

Mortgage-Backed Securities. Each Portfolio, except the S&P 500 Index Portfolio, the S&P MidCap 400 Index Portfolio, the Russell 2000 Small Cap Index Portfolio and the Nasdaq-100 Index Portfolio may invest in mortgage-backed securities. Mortgage-backed securities are securities representing interests in a pool of mortgages. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the Portfolio. The Balanced Index Portfolio, Lehman Aggregate Bond Index Portfolio, Zenith Portfolio and Bond Portfolio may invest without limitation in mortgage-backed securities whose characteristics are consistent with the Portfolio's investment program and are not further limited below. The actual prepayment experience of a pool of mortgage loans or other obligations may cause the yield realized by the Portfolio to differ from the yield calculated on the basis of the average life of the pool. (When a mortgage in the underlying mortgage pool is prepaid, an unscheduled principal prepayment is passed through to the Portfolio. This principal is returned to the Portfolio at par. As a result, if a mortgage security were trading at a premium, its total return would be lowered by prepayments, and if a mortgage security were trading at a discount, its total return would be increased by prepayments.) The value of these securities also may change because of changes in the market's perception of the creditworthiness of the federal agency that issued them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies. In addition, for mortgage-backed securities purchased at a premium, the premium may be lost in the event of early prepayment which may result in a loss to the Portfolio.

Methods Of Allocating Cash Flows. While many asset-backed securities are issued with only one class of security, many asset-backed securities are issued in more than one class, each with different payment terms. Multiple class asset-backed securities are issued for two main reasons. First, multiple classes may be used as a method of providing credit support.
This is accomplished typically through creation of one or more classes whose right to payments on the asset-backed security is made subordinate to the right to such payments of the remaining class or classes. See "Types of Credit Support." Second, multiple classes may permit the issuance of securities with payment terms, interest rates or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called "strips" (asset-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with class or classes having characteristics which mimic the characteristics of non-asset-backed securities, such as floating interest rates (i.e., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.

     Asset-backed securities in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. A Portfolio may invest in such asset-backed securities if such investment is otherwise consistent with its investment objective and policies and with the investment restrictions of the Portfolio.

Types Of Credit Support. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two classes: liquidity protection and protection against ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction or through a combination of such approaches.
Examples of asset-backed securities with credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class asset-backed securities with certain classes subordinate to other classes as to the payment of principal thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class) and asset-backed securities that have "reserve funds" (where cash or investments, sometimes funded from a portion of the initiating payments on the underlying assets, are held in reserve against future losses) or that have been "over-collateralized" (where the scheduled payments on, or the principal amount of, the underlying assets substantially exceeds that required to make payment of the asset-backed securities and pay any servicing or other fees). The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security.

Automobile Receivable Securities. Each Portfolio, except the S&P 500 Index Portfolio, the S&P MidCap 400 Index Portfolio, the Russell 2000 Small Cap Index Portfolio and the Nasdaq-100 Index Portfolio may invest in automobile receivable securities. Automobile receivable securities are asset-backed securities which are backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles ("Automobile Receivable Securities"). Since installment sales contracts for motor vehicles or installment loans related thereto ("Automobile Contracts") typically have shorter durations and lower incidences of prepayment, Automobile Receivable Securities generally will exhibit a shorter average life and are less susceptible to prepayment risk.

     Most entities that issue Automobile Receivable Securities create an enforceable interest in their respective Automobile Contracts only by filing a financing statement and by having the servicer of the Automobile Contracts, which is usually the originator of the Automobile Contracts, take custody thereof. In such circumstances, if the servicer of the Automobile Contracts were to sell the same Automobile Contracts to another party, in violation of its obligation not to do so, there is a risk that such party could acquire an interest in the Automobile Contracts superior to that of the holders of Automobile Receivable Securities. Also, although most Automobile Contracts grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to create an enforceable security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the Automobile Contracts underlying the Automobile Receivable Security, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the Automobile Receivable Securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on the securities. In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner's Automobile Contract certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the Automobile Receivable Securities.

Credit Card Receivable Securities. Each Portfolio, except the S&P 500 Index Portfolio, the S&P MidCap 400 Index Portfolio, the Russell 2000 Small Cap Index Portfolio and the Nasdaq-100 Index may invest in credit card receivable securities. Credit card receivable securities are asset-backed securities backed by receivables from revolving credit card agreements ("Credit Card Receivable Securities"). Credit balances on revolving credit card agreements ("Accounts") are generally paid down more rapidly than are Automobile Contracts. Most of the Credit Card Receivable Securities issued publicly to date have been pass-through certificates. In order to lengthen the maturity of Credit Card Receivable Securities, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder and principal payments received on such Accounts are used to fund the transfer to the pool of assets supporting the related Credit Card Receivable Securities of additional credit card charges made on an Account. The initial fixed period usually may be shortened upon the occurrence of specified events which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. The ability of the issuer to extend the life of an issue of Credit Card Receivable Securities thus depends upon the continued generation of additional principal amounts in the underlying accounts during the initial period and the non-occurrence of specified events.
An acceleration in cardholders' payment rates or any other event which shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related Credit Card Receivable Security could shorten the weighted average life and yield of the Credit Card Receivable Security.

     Credit cardholders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holder the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike most other asset-backed securities, Accounts are unsecured obligations of the cardholder.

Other Assets. The Adviser anticipates that asset-backed securities backed by assets other than those described above will be issued in the future. Each Portfolio, except the S&P 500 Index Portfolio, the S&P MidCap 400 Index Portfolio, the Russell 2000 Small Cap Index Portfolio and the Nasdaq-100 Index Portfolio may invest in such securities in the future if such investment is otherwise consistent with its investment objective, policies and restrictions. There are, of course, other types of securities that are, or may become, available, which are similar to the foregoing.

GNMA Certificates GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. government. GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Because both interest and principal payments (including prepayments) on the underlying mortgage loans are passed through to the holder of the certificate, GNMA certificates are called "pass-through" securities.

     Although the mortgage loans in the pool have maturities of up to 30 years, the actual average life of the GNMA certificates typically will be substantially less because the mortgages are subject to normal principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the GNMA certificates. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the GNMA certificates. Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates that the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, GNMA certificates can be less effective than typical bonds of similar maturities at "locking-in" yields during periods of declining interest rates, although they may have comparable risks of decline in value during periods of rising interest rates.

FNMA and FHLMC Mortgage-Backed Obligations   The Federal National
Mortgage Association ("FNMA"), a federally chartered and privately owned corporation, issues pass-through securities representing an interest in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest but this guarantee is not backed by the full faith and credit of the U.S. government. The Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States, issues participation certificates that represent an interest in a pool of conventional mortgage loans. FHLMC guarantees the timely payment of interest and the ultimate collection of principal and maintains reserves to protect holders against losses due to default, but the certificates are not backed by the full faith and credit of the U.S. government. As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

Mortgage-Related Securities     Each Portfolio of the Fund other
than the S&P 500 Index Portfolio, S&P MidCap 400 Index Portfolio, Russell 2000 Small Cap Index Portfolio and Nasdaq-100 Index Portfolio may invest in collateralized mortgage obligations ("CMOs") or mortgage-backed bonds issued by financial institutions such as commercial banks, savings and loan associations, mortgage banks and securities broker-dealers (or affiliates of such institutions established to issue these securities). CMOs are obligations fully collateralized directly or indirectly by a pool of mortgages on which payments of principal and interest are dedicated to payment of principal and interest on the CMOs. Payments on the underlying mortgages (both interest and principal) are passed through to the holders, although not necessarily on a pro rata basis, on the same schedule as they are received. Mortgage-backed bonds are general obligations of the issuer fully collateralized directly or indirectly by a pool of mortgages. The mortgages serve as collateral for the issuer's payment obligations on the bonds, but interest and principal payments on the mortgages are not passed through either directly (as with GNMA certificates and FNMA and FHLMC pass-through securities) or on a modified basis (as with
CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity of a CMO but not that of a mortgage-backed bond (although, like many bonds, mortgage-backed bonds may be callable by the issuer prior to maturity).

     Each Portfolio of the Fund other than the S&P 500 Index Portfolio, S&P MidCap 400 Index Portfolio, Russell 2000 Small Cap Index Portfolio and Nasdaq-100 Index Portfolio may also invest in a variety of more risky CMOs, including interest only ("IOs"), principal only ("POs"), inverse floaters, or a combination of these securities. Stripped mortgage-backed securities ("SMBS") are usually structured with several classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving all of the interest from the mortgage assets (an IO), while the other class will receive all of the principal (a PO). However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater-than-anticipated or less-than-anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment or obtain its initially assumed yield on some of these securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on classes of SMBS that have more uncertain timing of cash flows are generally higher than prevailing market yields on other mortgage-backed securities because there is a greater risk that the initial investment will not be fully recouped or received as planned over time.

     Each Portfolio of the Fund other than the S&P 500 Index Portfolio, S&P MidCap 400 Index Portfolio, Russell 2000 Small Cap Index Portfolio and Nasdaq-100 Index Portfolio may invest in another CMO class known as leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity.

     The staff of the Securities and Exchange Commission ("SEC" or the "Commission") has taken the position that IOs and POs, other than government-issued IOs or POs backed by fixed-rate mortgages, should be treated as illiquid securities and, accordingly, each Portfolio will limit its investments in such securities, together with all other illiquid securities, to 10% of the Portfolio's net assets. Furthermore, each Portfolio limits investments in more risky CMOs (IOs, POs, inverse floaters) to no more than 5% of its total assets. The Portfolios will treat non-government-issued IOs and POs not backed by fixed-rate mortgages as illiquid unless and until the SEC modifies its position.
Under the staff's position, the determination of whether a particular government-issued IO and PO backed by fixed-rate mortgages is liquid may be made on a case by case basis under guidelines and standards established by the Board of Directors. The Directors have delegated to the Adviser the authority to determine the liquidity of these investments based on the following guidelines: the type of issuer; type of collateral, including age and prepayment characteristics; rate of interest on coupon relative to current market rates and the effect of the rate on the potential for prepayments; complexity of the issue's structure, including the number of tranches; size of the issue and the number of dealers who make a market in the IO or PO.

Zero-Coupon and Pay-In-Kind Bonds Each Portfolio, other than the S&P 500 Index Portfolio, the S&P MidCap 400 Index Portfolio, the Russell 2000 Small Cap Index Portfolio and the Nasdaq-100 Index Portfolio may invest in zero-coupon bonds. A zero-coupon bond is a security that has no cash coupon payments. Instead, the issuer sells the security at a substantial discount from its maturity value. The interest received by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. The advantage to the investor is that reinvestment risk of the income received during the life of the bond is eliminated. However, zero-coupon bonds, like other bonds, retain interest rate and credit risk and usually display more price volatility than those securities that pay a cash coupon. Since there are no periodic interest payments made to the holder of a zero-coupon security, when interest rates rise, the value of such a security will fall more dramatically than a bond paying out interest on a current basis. When interest rates fall, however, zero-coupon securities rise more rapidly in value because the bonds have locked in a specific rate of return which becomes more attractive the further interest rates fall.

     Each Portfolio, other than the S&P 500 Index Portfolio, the S&P MidCap 400 Index Portfolio, the Russell 2000 Small Cap Index Portfolio and the Nasdaq-100 Index Portfolio may invest in pay-in-kind bonds. Pay-in-kind ("PIK") bonds are securities that pay interest in either cash or additional securities, at the issuer's option, for a specified period. PIKs, like zero-coupon bonds, are designed to give an issuer flexibility in managing cash flow. PIK bonds can be either senior or subordinated debt and trade flat (i.e., without accrued interest). The price of PIK bonds is expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. PIKs are usually less volatile than zero-coupon bonds, but more volatile than securities paid in cash.

Convertible Bonds Each Portfolio, except the S&P 500 Index Portfolio, the S&P 400 MidCap Index Portfolio, the Russell 2000 Small Cap Index Portfolio, the Nasdaq-100 Index Portfolio, the Lehman Aggregate Bond Index Portfolio and the Balanced Index Portfolio may invest in convertible bonds. The Bond Portfolio may invest up to 25% of its assets in convertible bonds and other securities. Convertible bonds are debt instruments convertible into equity of the issuing company at certain times in the future and according to a certain exchange ratio. Typically, convertible bonds are callable by the issuing company, which may, in effect, force conversion before the holder would otherwise choose.

Equity Securities. The S&P 500 Index Portfolio, the S&P MidCap 400 Index Portfolio, the Russell 2000 Small Cap Index Portfolio, the Nasdaq-100 Index Portfolio and the Zenith Portfolio may invest in equity securities without restriction. The Balanced Index Portfolio generally invests 60% of the Portfolio in equity securities. The Bond Portfolio may invest up to 25% of its assets in equities. The Lehman Aggregate Bond Index Portfolio may not invest in equity securities.

Unit Investment Trusts. Any Index-based Portfolio may invest in shares of a unit investment trust ("UIT"), which is currently in existence or is created in the future, that is designed to track the performance of the Portfolio's underlying Index. UIT shares are units of beneficial interest in a UIT, representing proportionate undivided interests in a portfolio of securities in substantially the same weighting as the component common stocks of an underlying Index. While the investment objective of such a UIT is to provide investment results that generally correspond to the price and yield performance of the component common stocks of the underlying Index, there can be no assurance that this investment objective will be met fully. As UITs are securities issued by an investment company, non-fundamental restriction (5) below restricts their purchases to 10% of the Portfolio's assets.

Private Placements (Restricted Securities)   Each Portfolio other
than the S&P 500 Index Portfolio, the S&P MidCap 400 Index Portfolio, the Russell 2000 Small Cap Index Portfolio and the Nasdaq-100 Index Portfolio may invest in securities, including restricted securities (privately-placed debt securities), which are not readily marketable.

     Certain restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933, as amended (the "1933 Act"). Where registration is required, a Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities without readily available market quotations will be priced at fair value as determined in good faith by the Board of Directors.

     Some restricted securities are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the Portfolios, to trade in privately-placed securities, including various debt securities, even though such securities are not registered under the 1933 Act. Securities purchased under Rule 144A, although restricted, may nevertheless be liquid, and the Adviser, under the supervision of the Directors, on a case-by-case basis will make this determination. In making this determination, the Adviser will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser could consider the: (i) frequency of trades and quotes; (ii) number of dealers and potential purchasers; (iii) dealer undertakings to make a market; and (iv) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Investing in Rule 144A securities could have the effect of increasing the amount of a Portfolio's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

Certain Risk Factors Relating to High-Yield, High-Risk Bonds

The descriptions below are intended to supplement the material in the Prospectus regarding high-yield, high-risk bonds.

Sensitivity to Interest Rates and Economic Changes. High-yield bonds are very sensitive to adverse economic changes and corporate developments and their yields will fluctuate over time. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, the Portfolio may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield bonds and the Portfolio's net asset value.

Payment Expectations. High-yield bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the Portfolio would have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Conversely, a high-yield bond's value will decrease in a rising interest rate market, as will the value of the Portfolio's assets. If the Portfolio experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Portfolio's rate of return.

Liquidity and Valuation. There may be little trading in the secondary market for particular bonds, which may affect adversely the Portfolio's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield bonds, especially in a thin market.

Investments in Foreign Securities

American Depositary Receipts.   All Portfolios except the Lehman
Aggregate Bond Index Portfolio may invest in American Depositary Receipts. American Depositary Receipts ("ADRs") may be issued in sponsored or unsponsored programs. In sponsored programs, the issuer makes arrangements to have its securities traded in the form of ADRs; in unsponsored programs, the issuer may not be directly involved in the creation of the program. Although the regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, such information may not be reflected in the market value of the ADRs.

Foreign Sovereign Debt Securities The Bond Portfolio may invest in foreign sovereign debt securities, including those of emerging market nations, and Brady Bonds. Sovereign obligors in emerging market nations are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. Some of these obligors have in the past experienced substantial difficulties in servicing their external debt obligations, leading to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the Portfolio may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Portfolio's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

     Brady Bonds are debt securities issued under the framework of the Brady Plan, an initiative announced by U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness. In restructuring external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Bank for Reconstruction and Development (the "World Bank") and the International Monetary Fund (the "IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly-issued bonds. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank or the IMF, debtor nations have been required to agree to implement certain domestic monetary and fiscal reforms. Such reforms have included liberalization of trade and foreign investment, privatization of state-owned enterprises and setting targets for public spending and borrowing. These policies and programs seek to promote the debtor country's economic growth and development. Investors should recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. The Adviser believes that economic reforms undertaken by countries in connection with the issuance of Brady Bonds make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment.

     Investors should recognize that Brady Bonds have been issued somewhat recently and, accordingly, do not have a long payment history. The financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount of face value of such debt (generally known as discount bonds), and bonds bearing an interest rate which increases over time and the advancement of new money by existing lenders. The principal of certain Brady Bonds has been collateralized by U.S. Treasury zero-coupon bonds with a maturity equal to the final maturity of such Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, the first two or three interest payments on certain types of Brady Bonds may be collateralized by cash or securities agreed upon by creditors. Subsequent interest payments may be uncollateralized or may be collateralized over specified periods of time. The Portfolios may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and principal primarily on the willingness of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are generally purchased and sold in secondary markets through U.S. securities dealers and maintained through European transnational securities depositories. A substantial portion of Brady Bonds and other sovereign debt securities in which the Portfolios may invest are likely to be acquired at a discount.

     Investing in foreign sovereign debt securities will expose the Portfolio to the direct or indirect consequences of political, social or economic changes in the emerging market nations that issue the securities. The ability and willingness of sovereign obligors in emerging market nations or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries such as those in which the Portfolio may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the size of its debt service burden relative to the economy as a whole, and its government's policy towards the IMF, the World Bank and other international agencies.

     The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

     As a result of the foregoing, a governmental obligor may default on its obligations. If such an event occurs, the Portfolio may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

Foreign Exchange.    If a foreign country cannot generate
sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, multilateral organizations, and inflows of foreign investment. The cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign currencies. Currency devaluations may affect the ability of an obligor to obtain sufficient foreign currencies to service its external debt.

Foreign Currency Exchange Transactions.   Each Portfolio that
engages in foreign currency exchange transactions may do so on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange currency market, or on a forward basis to "lock in" the U.S. dollar price of the security. A forward foreign currency exchange contract (a "forward contract") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Forwards will be used primarily to adjust the foreign exchange exposure of a Portfolio with a view to protecting the portfolios from adverse currency movements, based on the Adviser's outlook. Forwards involve other risks, including, but not limited to, significant volatility in currency markets. In addition, currency movements may not occur exactly as the Adviser expected, so the use of forwards could adversely affect a Portfolio's total return.

     The Portfolios may enter into forward foreign currency exchange contracts under the following circumstances. First, when a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold, and the date on which payment is made or received.

     Second, when the Adviser believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of a Portfolio's portfolio securities denominated in such foreign currency. Alternatively, where appropriate, a Portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Portfolios may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in a Portfolio. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Adviser does not intend to enter into such forward contracts under this second circumstance if, as result, a Portfolio will have more than 20% of the value of its net assets committed to the consummation of such contracts.

     Other than as set forth above, and immediately below, a Portfolio will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's portfolio securities or other assets denominated in that currency. Each Portfolio, however, in order to avoid excess transactions and transaction costs, may maintain a net exposure to forward contracts in excess of the value of the Portfolio's portfolio securities or other assets to which the forward contracts relate (including accrued interest to the maturity of the forward on such securities), provided the excess amount is "covered" by liquid, high-grade debt securities, denominated in any currency, at least equal at all times to the amount of such excess. For these purposes "the securities or other assets to which the forward contract relate" may be securities or assets denominated in a single currency, or where proxy forwards are used, securities denominated in more than one currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Portfolios will be served. At the maturity of a forward contract, a Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency. It is often not possible to effectively hedge the currency risk associated with emerging market nation debt securities because their currency markets are not sufficiently developed.

     As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver. However, as noted, in order to avoid excessive transactions and transaction costs, the Portfolios may use liquid securities, denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

     If a Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If a Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between a Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, a Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Costs Of Hedging. When a Portfolio purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially lost if the Portfolio were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. Dollar. This is what is commonly referred to as the "cost" of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. Dollar. It is important to note that the hedging costs are treated as capital transactions and are not, therefore, deducted from the Portfolio's dividend distribution and are not reflected in its yield. Instead, such costs will, over time, be reflected in the Portfolio's net asset value.

Foreign Markets.   Delays in settlement which may occur in
connection with transactions involving foreign securities could result in temporary periods when a portion of the assets of a portfolio is uninvested and no return is earned thereon. The inability of a portfolio to make intended security purchases due to settlement problems could cause the portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a portfolio due to subsequent declines in values of the portfolio securities or, if the portfolio has entered into a contract to sell the security, possible liability to the purchaser. Certain foreign markets, especially emerging markets, may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. A portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the portfolio of any restrictions on investments.

Foreign Debt Securities.   Investing in foreign debt securities
will expose the Portfolios to the direct or indirect consequences of political, social or economic changes in the industrialized developing and emerging countries that issue the securities. The ability and willingness of obligor or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant
country.   Additional country-related factors unique to foreign
issuers which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's relationships with the International Monetary Fund, the World Bank and other international agencies.

Futures Contracts

     For hedging purposes, including protecting the price or interest rate of securities that the Portfolio intends to buy, the S&P 500 Index Portfolio, S&P MidCap 400 Index Portfolio, Lehman Aggregate Bond Index Portfolio, Balanced Index Portfolio, Russell 2000 Small Cap Index Portfolio and Nasdaq-100 Index Portfolio may enter into futures contracts that relate to securities in which it may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts. As a temporary investment strategy, until a Portfolio reaches $25 million ($50 million in the case of the Russell 2000 Small Cap Index Portfolio and Nasdaq-100 Index Portfolio) in net assets, the Portfolio may invest up to 100% of its assets in such futures and/or options contracts. Thereafter, the Portfolio may invest up to 20% of its assets in such futures and/or options contracts. The Portfolios do not intend to enter into futures contracts that are not traded on exchanges or boards of trade.

     A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as U.S. Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. A stock index futures contract is a contract to buy or sell specified units of a stock index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the contract index. Under such contracts no delivery of the actual stocks making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

     Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, the Portfolio is required to deposit an initial margin with the Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that the Portfolio will honor their futures commitments. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates. In the event of the bankruptcy of the futures broker that holds margin on behalf of the Portfolio, the Portfolio may be entitled to return of margin owed to it only in proportion to the amount received by the broker's other customers. The Adviser will attempt to minimize this risk by monitoring the creditworthiness of the futures brokers with which the Portfolio does business.

     Because the value of index futures depends primarily on the value of their underlying indexes, the performance of the broad-based contracts will generally reflect broad changes in common stock prices. However, because the Portfolio may not be invested in precisely the same proportion as the S&P 500 or S&P 400, it is likely that the price changes of the Portfolio's index futures positions will not match the price changes of the Portfolio's other investments.

     Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

     The Portfolios will enter into futures contracts which are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal financial futures exchanges in the United States are the Board of Trade of the City of Chicago, the Chicago Mercantile Exchange, the New York Futures Exchange and the Kansas City Board of Trade. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Portfolios' objectives in these areas.

Regulatory Limitations. The Portfolios will engage in transactions in futures contracts and options thereon only for bona fide hedging, risk management and other permissible purposes, in each case in accordance with the rules and regulations of the CFTC, and not for speculation.

     In instances involving the purchase of futures contracts or call options thereon or the writing of put options thereon by the Portfolios, an amount of cash, U.S. Government securities or other liquid securities, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be deposited in a segregated account with the Portfolios' custodian to cover the position, or alternative cover will be employed thereby insuring that the use of such futures contracts and options is unleveraged.

     In addition, CFTC regulations may impose limitations on the Portfolios' ability to engage in certain yield enhancement and risk management strategies. If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the Portfolios would comply with such new restrictions.

SPECIAL RISKS OF FUTURES CONTRACTS

Volatility And Leverage. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international policies and economic events.

     Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the minimum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

     Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, a Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying instrument and sold it after the decline. Furthermore, in the case of a futures contract purchase, in order to be certain that a Portfolio has sufficient assets to satisfy its obligations under a futures contract, the Portfolio earmarks to the futures contract money market instruments equal in value to the current value of the underlying instrument less the margin deposit.

Liquidity.   Each Portfolio may elect to close some or all of its
futures positions at any time prior to their expiration. A Portfolio would do so to reduce exposure represented by long futures positions or increase exposure represented by short futures positions. A Portfolio may close its positions by taking opposite positions which would operate to terminate the Portfolio's position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the Portfolio, and the Portfolio would realize a loss or a gain.

     Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although each Portfolio intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it might not be possible to close a futures contract, and in the event of adverse price movements, each Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge the underlying instruments, the Portfolios would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of the underlying instruments, if any, might partially or completely offset losses on the futures contract. However, as described below, there is no guarantee that the price of the underlying instruments will in fact correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

Hedging Risk. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, or market or interest rate trends. There are several risks in connection with the use by the Portfolios of futures contract as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. The Adviser will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of each Portfolio's underlying instruments sought to be hedged.

     Successful use of futures contracts by the Portfolios for hedging purposes is also subject to the Adviser's ability to correctly predict movements in the direction of the market. It is possible that, when a Portfolio has sold futures to hedge its portfolio against a decline in the market, the index, indices, or underlying instruments on which the futures are written might advance and the value of the underlying instruments held in the Portfolio might decline. If this were to occur, the Portfolio would lose money on the futures and also would experience a decline in value in its underlying instruments. However, while this might occur to a certain degree, the Adviser believes that over time the value of a Portfolio's will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the underlying instruments sought to be hedged. It is also possible that if a Portfolio were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in its portfolio) and prices instead increased, the Portfolio would lose part or all of the benefit of increased value of those underlying instruments that it has hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if a Portfolio had insufficient cash, it might have to sell underlying instruments to meet daily variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). The Portfolios might have to sell underlying instruments at a time when it would be disadvantageous to do so.

     In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets, and as a result the futures market might attract more speculators than the securities markets do. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between price movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by the Adviser might not result in a successful hedging transaction over a very short time period.

     Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

Options

     The Bond, Lehman Aggregate Bond Index, Balanced Index, Russell 2000 Small Cap Index and Nasdaq-100 Index Portfolios may sell (write) listed options on U.S. Treasury Securities and options on contracts for the future delivery of U.S. Treasury Securities as a means of hedging the value of such securities owned by the Portfolio. The S&P 500 Index Portfolio, S&P MidCap 400 Index Portfolio, Russell 2000 Small Cap Index and Nasdaq-100 Index may enter into futures contracts that relate to securities in which it may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts. In addition, each of the aforementioned Portfolios may write covered call options on any security in which it is eligible to invest.

     As a writer of a call option, a Portfolio may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Portfolio has been assigned an exercise notice, the Portfolio will be unable to effect a closing purchase transaction. There can be no assurance that a closing purchase transaction can be effected when the Portfolio so desires.

     The Portfolio will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option; the Portfolio will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option. Since the market value of call options generally reflects increases in the value of the underlying security, any loss resulting from the closing transaction may be wholly or partially offset by unrealized appreciation of the underlying security. Conversely, any gain resulting from the closing transaction may be wholly or partially offset by unrealized depreciation of the underlying security. The principal factors affecting the market value of call options include supply and demand, the current market price and price volatility of the underlying security, and the time remaining until the expiration date.

     There is no assurance that a liquid secondary market will exist for any particular option. In the event it is not possible to effect a closing transaction, the Portfolio will not be able to sell the underlying security, until the option expires or the option is exercised by the holder.

     The Portfolio will effect a closing transaction to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of an underlying security prior to the expiration date of the option, or to allow for the writing of another call option on the same underlying security with either a different exercise price or expiration date or both.

     Possible reasons for the absence of a liquid secondary market on an exchange include the following: (a) insufficient trading interest in certain options; (b) restrictions on transactions imposed by an exchange; (c) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities;
(d) inadequacy of the facilities of an exchange or the Clearing Corporation to handle trading volume; or (e) a decision by one or more exchanges to discontinue the trading of options or impose restrictions on types of orders. There can be no assurance that higher than anticipated trading activity or order flow or other unforeseen events might not at times render the trading facilities inadequate and thereby result in the institution of special trading procedures or restrictions which could interfere with the Portfolio's ability to effect closing transactions.

     The Bond, Lehman Aggregate Bond Index, Balanced Index, Russell 2000 Small Cap Index and Nasdaq-100 Index Portfolios may write call options on futures contracts on U.S. Treasury Securities as a hedge against the adverse effect of expected increases in interest rates on the value of Portfolio securities, in order to establish more definitely the effective return on securities held by the Portfolio. The S&P 500 Index Portfolio, S&P MidCap 400 Index Portfolio, Balanced Index Portfolio, Russell 2000 Small Cap Index Portfolio and Nasdaq-100 Index Portfolio may write call options on futures contracts on their respective indexes or securities included therein only for hedging purposes to protect the price of securities it intends to buy and when such transactions enable it to correlate its investment performance more closely to that of their respective indexes than would a direct purchase of securities included in their respective indexes. The Portfolios will not write options on futures contracts for speculative purposes.

     A futures contract on a debt security is a binding contractual commitment which will result in an obligation to make or accept delivery, during a specified future time, of securities having standardized face value and rate of return. Selling a futures contract on debt securities (assuming a short position) would give the Portfolio a legal obligation and right as seller to make future delivery of the security against payment of the agreed price.

     Upon the exercise of a call option on a futures contract, the writer of the option (the Portfolio) is obligated to sell the futures contract (to deliver a long position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid. Nevertheless, if an option on a futures contract written by the Portfolio is exercised, the Portfolio intends to either close out the futures contract by purchasing an offsetting futures contract, or deliver the underlying securities immediately, in order to avoid assuming a short position. There can be no assurance that the Portfolio will be able to enter into an offsetting transaction with respect to a particular contract at a particular time, but it may always deliver the underlying security.

     As a writer of options on futures contracts, the Portfolio will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract. If the option is not exercised, the Portfolio will gain the amount of the premium, which may partially offset unfavorable changes in the value of securities held in the Portfolio. If the option is exercised, the Portfolio might incur a loss in the option transaction which would be reduced by the amount of the premium it has received.

     While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option, the Portfolio's ability to establish and close out options positions at fairly established prices will be subject to the maintenance of a liquid market.
The Portfolio will not write options on futures contracts unless, in the Adviser's opinion, the market for such options has sufficient liquidity that the risks associated with such options transactions are not at unacceptable levels.

Risks. While options will be sold in an effort to reduce certain risks, those transactions themselves entail certain other risks. Thus, while the Portfolio may benefit from the use of options, unanticipated changes in interest rates or security price movements may result in a poorer overall performance for the Portfolio than if it had not entered into any options transactions. The price of U.S. Treasury Securities futures are volatile and are influenced, among other things, by changes in prevailing interest rates and anticipation of future interest rate changes. The price of S&P 500, S&P 400 Index, Russell 2000 Index and Nasdaq-100 Index futures are also volatile and are influenced, among other things, by changes in conditions in the securities markets in general.

     In the event of an imperfect correlation between a futures position (and a related option) and the Portfolio position which is intended to be protected, the desired protection may not be obtained. The correlation between changes in prices of futures contracts and of the securities being hedged is generally only approximate. The amount by which such correlation is imperfect depends upon many different circumstances, such as variations in speculative market demand for futures and for debt securities (including technical influences in futures trading) and differences between the financial instruments being hedged and the instruments underlying the standard options on futures contracts available for trading.

     Due to the imperfect correlation between movements in the prices of futures contracts and movements in the prices of the underlying debt securities, the price of a futures contract may move more than or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective and if the price of the securities being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the futures moves more than the price of the security, the Portfolio will experience either a gain or loss on the option on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge.

     The market prices of futures contracts and options thereon may be affected by various factors. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationship between the debt securities and futures markets could result. Price distortions could also result if investors in futures contracts make or take delivery of underlying securities rather than engage in closing transactions. This could occur, for example, if there is a lack of liquidity in the futures market. From the point of view of speculators, the deposit requirements in the futures markets are less onerous than margins requirements in the securities markets; accordingly, increased participation by speculators in the futures market could cause temporary price distortions. A correct forecast of interest rate trends by the adviser may still not result in a successful hedging transaction because of possible price distortions in the futures market and because of the imperfect correlation between movements in the prices of debt securities and movements in the prices of futures contracts. A well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Limitations on the Use of Options on Futures. The Portfolio will only write options on futures that are traded on exchanges and are standardized as to maturity date and underlying financial instrument. The principal exchanges in the United States for trading options on Treasury Securities are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. These exchanges and trading options on futures are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC").

     It is the Fund's opinion that it is not a "commodity pool" as defined under the Commodity Exchange Act and in accordance with rules promulgated by the CFTC.

     The Portfolio will not write options on futures contracts for which the aggregate premiums exceed 5% of the fair market value of the Portfolio's assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (except that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount generally may be excluded in computing the 5%).

     All of the futures options transactions employed by the Portfolio will be bona fide hedging transactions, as that term is used in the Commodity Exchange Act and has been interpreted and applied by the CFTC. To ensure that its futures options transactions meet this standard, the Fund will enter into such transactions only for the purposes and with the intent that CFTC has recognized to be appropriate.

Custodial Procedures and Margins. The Fund's Custodian acts as the Fund's escrow agent as to securities on which the Fund has written call options and with respect to margin which the Fund must deposit in connection with the writing of call options on futures contracts. The Clearing Corporation (CC) will release the securities or the margin from escrow on the expiration of the call, or when the Fund enters into a closing purchase transaction. In this way, assets of the Fund will never be outside the control of the Fund's custodian, although such control might be limited by the escrow receipts issued.

     At the time the Portfolio sells a call option on a contract for future delivery of U.S. Treasury Securities ("Treasury futures contract"), it is required to deposit with its custodian, in an escrow account, a specified amount of cash or U.S. Government securities ("initial margin"). The account will be in the name of the CC. The amount of the margin generally is a small percentage of the contract amount. The margin required is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit, and it is released from escrow upon termination of the option assuming all contractual obligations have been satisfied. The Portfolio will earn interest income on its initial margin deposits.

     In accordance with the rules of the exchange on which the option is traded, it might be necessary for the Portfolio to supplement the margin held in escrow. This will be done by placing additional cash or U.S. Government securities in the escrow account. If the amount of required margin should decrease, the CC will release the appropriate amount from the escrow account.

     The assets in the margin account will be released to the CC only if the Portfolio defaults or fails to honor its commitment to the CC and the CC represents to the custodian that all conditions precedent to its right to obtain the assets have been satisfied.

Lending Portfolio Securities

     The S&P 500 Index Portfolio, S&P MidCap 400 Index Portfolio, Lehman Aggregate Bond Index Portfolio, Balanced Index Portfolio, Russell 2000 Small Cap Index Portfolio and Nasdaq-100 Index Portfolio may lend portfolio securities with a value up to 10% of its total assets. Such loans may be terminated at any time. The Portfolio will continuously maintain as collateral cash or obligations issued by the U.S. government, its agencies or instrumentalities in an amount equal to not less than 100% of the current market value (on a daily marked-to-market basis) of the loaned securities plus declared dividends and accrued interest. While portfolio securities are on loan, the borrower will pay the Portfolio any income accruing thereon, and the Portfolio may invest or reinvest the collateral (depending on whether the collateral is cash or U.S. Government securities) in portfolio securities, thereby earning additional income. Loans are typically subject to termination by the Portfolio in the normal settlement time, currently five business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Portfolio and its shareholders. The Portfolio may pay reasonable finders', borrowers', administrative, and custodial fees in connection with a loan of its securities. The Adviser will review and monitor the creditworthiness of such borrowers on an ongoing basis.

     The S&P 500 Index Portfolio may invest in Standard & Poor's Depositary Receipts(R) ("SPDRs(R)"), the S&P MidCap 400 Index Portfolio may invest in Standard & Poor's MidCap Depositary Receipts(R) ("MIDCAP SPDRs(R)"), and the Nasdaq-100 Index Portfolio may invest in shares of the Nasdaq-100 Trust ("Nasdaq-1000 Trust(R)"). SPDRs, MIDCAP SPDRs and Nasdaq-100 Trust Shares are units of beneficial interest in a unit investment trust ("UIT"), representing proportionate undivided interests in a portfolio of securities in substantially the same weighting as the component common stocks of the S&P 500, S&P MidCap 400 Index and Nasdaq-100 Index, respectively. In addition, each Portfolio may invest in a UIT, which is currently in existence or is created in the future, that is designed to trace the performance of the Portfolio's underlying Index. While the investment objective of such a UIT is to provide investment results that generally correspond to the price and yield performance of the component common stocks of the respective indexes, there can be no assurance that this investment objective will be met fully. As UIT's are securities issued by an investment company, non-fundamental restriction (5) below restricts their purchases to 10% of the Portfolio's assets.

                   INVESTMENT RESTRICTIONS

     The Fund has adopted the following fundamental restrictions relating to the investment of assets of the Portfolios and other investment activities. These are fundamental policies and may not be changed without the approval of holders of the majority of the outstanding voting shares of each Portfolio affected (which for this purpose means the lesser of: [i] 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or [ii] more than 50% of the outstanding shares). A change in policy affecting only one Portfolio may be effected with the approval of the majority of the outstanding voting shares of that Portfolio only. The Fund's fundamental investment restrictions provide that no Portfolio of the Fund is allowed to:

(1) Issue senior securities (except that each Portfolio may borrow money as described in restriction [9] below).

(2) With respect to 75% of the value of its total assets (or with respect to 50% of the value of its total assets for the Nasdaq-100 Index Portfolio), invest more than 5% of its total assets in securities (other than securities issued or guaranteed by the United States Government or its agencies or instrumentalities) of any one issuer.

(3) Purchase more than either: (i) 10% in principal amount of the outstanding debt securities of an issuer, or (ii) 10% of the outstanding voting securities of an issuer, except that such restrictions shall not apply to securities issued or guaranteed by the United States Government or its agencies or instrumentalities.

(4) Invest more than 25% of its total assets in the securities of issuers primarily engaged in the same industry. For purposes of this restriction, gas, gas transmission, electric, water, and telephone utilities each will be considered a separate industry. This restriction does not apply to obligations of banks or savings and loan associations or to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities. This restriction does not apply to the Nasdaq-100 Index Portfolio.

(5) Purchase or sell commodities, commodity contracts, or real estate, except that each Portfolio may purchase securities of issuers which invest or deal in any of the above, and except that each Portfolio may invest in securities that are secured by real estate. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or to futures contracts or options purchased by the S&P 500 Index Portfolio, S&P MidCap 400 Index Portfolio, Balanced Index Portfolio, Russell 2000 Small Cap Index Portfolio and Nasdaq-100 Index Portfolio in compliance with non-fundamental restrictions [8 and 9] below.

(6) Purchase any securities on margin (except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities) or make short sales of securities or maintain a short position.

(7) Make loans, except through the purchase of obligations in private placements or by entering into repurchase agreements
     (the purchase of publicly traded obligations not being considered the making of a loan).

(8)  Lend its securities, except that the S&P 500 Index
     Portfolio, S&P 400 Index Portfolio,  Balanced Index
     Portfolio, Russell 2000 Small Cap Index Portfolio and
     Nasdaq-100 Index Portfolio may lend securities in compliance with non-fundamental restriction [7] below.

(9) Borrow amounts in excess of 10% of its total assets, taken at market value at the time of the borrowing, and then only from banks (and, in the case of the S&P 500 Index Portfolio, S&P MidCap 400 Index Portfolio, Balanced Index Portfolio, Russell 2000 Small Cap Index Portfolio and Nasdaq-100 Index Portfolio by entering into reverse repurchase agreements) as a temporary measure for extraordinary or emergency purposes, or to meet redemption requests that might otherwise require the untimely disposition of securities, and not for investment or leveraging.

(10) Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by such Portfolio. This restriction does not apply to the Russell 2000 Small Cap Index Portfolio and the Nasdaq-100 Index Portfolio.

(11) Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling shares of each Portfolio and except as it may be deemed such in a sale of restricted securities.

(12) Invest more than 10% of its total assets in repurchase agreements maturing in more than seven days, "small bank" certificates of deposit that are not readily marketable, and other illiquid investments.

(13) As to the Russell 2000 Small Cap Index Portfolio and the
     Nasdaq-100 Index Portfolio, enter into reverse repurchase agreements if the total of such investments would exceed 5% of the total assets of the Portfolio.

     The Fund has also adopted the following additional investment restrictions that are not fundamental and may be changed by the Board of Directors without shareholder approval.
Under these restrictions, no Portfolio of the Fund may:

(1) Participate on a joint (or a joint and several) basis in any trading account in securities (but this does not prohibit the "bunching" of orders for the sale or purchase of Portfolio securities with the other Portfolios or with other accounts advised or sponsored by the Adviser or any of its affiliates to reduce brokerage commissions or otherwise to achieve best overall execution).

(2) Purchase or retain the securities of any issuer, if, to the knowledge of the Fund, officers and directors of the Fund, the Adviser or any affiliate thereof each owning beneficially more than 1/2% of one of the securities of such issuer, own in the aggregate more than 5% of the securities of such issuer.

(3) Purchase or sell interests in oil, gas, or other mineral exploration or development programs, or real estate mortgage loans, except that each Portfolio may purchase securities of issuers which invest or deal in any of the above, and except that each Portfolio may invest in securities that are secured by real estate mortgages. This restriction does not apply to obligations or other securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

(4)  Invest in companies for the purpose of exercising control
     (alone or together with the other Portfolios).

(5) Purchase securities of other investment companies with an aggregate value in excess of 5% of the Portfolio's total assets, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved, or by purchase of UIT's designed to track an Index and only if immediately thereafter not more than 10% of such Portfolio's total assets, taken at market value, would be invested in such securities.

     The Fund has also adopted the following additional investment restrictions that are not fundamental and may be changed by the Board of Directors without shareholder approval.
Under these restrictions:

     The S&P 500 Index Portfolio, S&P MidCap 400 Index Portfolio,
Lehman Aggregate Bond Index Portfolio, Balanced Index Portfolio,
Russell 2000 Small Cap Index Portfolio and Nasdaq-100 Index
Portfolio of the Fund may not:

(6) Lend portfolio securities with an aggregate value of more than 10% of its total assets.

(7) Invest more than 20% of its assets in futures contracts and/or options on futures contracts, except as a temporary investment strategy until the Portfolio reaches $25 million ($50 million in the case of the Russell 2000 Small Cap Index Portfolio and Nasdaq-100 Index Portfolio) in net assets, the Portfolio may invest up to 100% of its assets in such futures and/or options contracts.

(8) Invest in options unless no more than 5% of its assets is paid for premiums for outstanding put and call options (including options on futures contracts) and unless no more than 25% of the Portfolio's assets consist of collateral for outstanding options.

     If a percentage restriction (for either fundamental or nonfundamental policies) is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values of portfolio securities or amount of net assets shall not be considered a violation.

     In addition to the investment restrictions described above, the Fund will comply with restrictions contained in any current insurance laws in order that the assets of The Union Central Life Insurance Company's ("Union Central") separate accounts may be invested in Fund shares.

PORTFOLIO TURNOVER

     Each Portfolio has a different expected annual rate of Portfolio turnover, which is calculated by dividing the lesser of purchases or sales of Portfolio securities during the fiscal year by the monthly average of the value of the Portfolio's securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of Portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Portfolio. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of each Portfolio's shares and by requirements which enable the Fund to receive certain favorable tax treatments. The Portfolio turnover rates will, of course, depend in large part on the level of purchases and redemptions of shares of each Portfolio. Higher Portfolio turnover can result in corresponding increases in brokerage costs to the Portfolios of the Fund and their shareholders. However, because rate of Portfolio turnover is not a limiting factor, particular holdings may be sold at any time, if investment judgment or Portfolio operations make a sale advisable.

     The annual Portfolio turnover rates for the Zenith Portfolio were 81.95% and 86.47%, respectively, for 2000 and 1999. The annual Portfolio turnover rates for the Bond Portfolio were 60.19% and 56.07%, respectively, for 2000 and 1999. The annual Portfolio turnover rates for the S&P 500 Index Portfolio were 21.36% and 3.45%, respectively, for 2000 and 1999. The annual Portfolio turnover rates for the S&P MidCap 400 Index Portfolio were 146.33% and 47.55%, respectively, for 2000 and 1999. The annual Portfolio turnover rates for the Balanced Index Portfolio were 9.60% and 141.58%, respectively, for 2000 and 1999. The annual Portfolio turnover rate for the Nasdaq-100 Index Portfolio was 14.69% for 2000. The annual Portfolio turnover rate for the Russell 2000 Small Cap Index Portfolio was 82.19% for 2000. The annual Portfolio turnover rate for the Lehman Aggregate Bond Index Portfolio is expected to be 20%.

MANAGEMENT OF THE FUND

Directors and Officers

     The directors and executive officers of the Fund and their principal occupations during the past five years are set forth below. Unless otherwise noted, the address of each executive officer and director is 1876 Waycross Road, Cincinnati, Ohio 45240.


                         Position(s)
Name, Address            with         Principal Occupation(s)
and Age                  the Fund     During Past Five Years
-------------            -----------  ----------------------
George M. Callard, M.D.  Director     Professor of Clinical Surgery,
3021 Erie Avenue                      University of Cincinnati
Cincinnati, Ohio 45208
(Age 67)

Theodore H. Emmerich     Director     Consultant; former Partner,
1201 Edgecliff Place                  Ernst & Whinney, Accountants
Cincinnati, Ohio 45206
(74)

Richard H. Finan         Director     Attorney at Law; President of
1201 Edgecliff Place                  the Ohio State Senate
11137 Main Street
Cincinnati, Ohio 45241
(66)

Yvonne L. Gray           Director     Chief Operating Officer, United Way and
1400 Reading Road                     and Community Chest; prior thereto, Vice
Cincinnati, OH 45202                  President/Trust Operations Officer, Fifth
(50)                                  Third Bank

Jean Patrice             Director     Former Interim President, Cincinnati State
Harrington, S.C.                      Technical and Community College; Former
3217 Whitfield Avenue                 Executive Director, Cincinnati Youth
Cincinnati, Ohio 45220                Collaborative; President Emeritus
(78)                                  (formerly, President) College of
                                      Mount St. Joseph

Charles W. McMahon       Director     Retired Senior Vice President and Director,
19 Iron Woods Drive                   Union Central
Cincinnati, Ohio 45239
(81)

Harry Rossi*             Director     Director Emeritus, Union Central; Director,
8548 Wyoming Club Drive               Adviser; former Chairman, President and
Cincinnati, Ohio 45215                Chief Executive Officer, Union Central
(81)

Steven R. Sutermeister*  Director,    Senior Vice President, Union Central;
(47)                     President    President, Director and Chief Executive
                         and Chief    Officer, Adviser; Director, Carillon
                         Executive    Investments, Inc.
                         Officer

John F. Labmeier         Vice         Vice President, Associate General
(52)                     President    Counsel and Assistant Secretary,
                         and          Union Central; Vice President and
                         Secretary    Secretary, Carillon Investments, Inc.;
                                      Secretary, Adviser

Thomas G. Knipper        Controller   Treasurer, Adviser
(44)                     and
                         Treasurer

John M. Lucas            Assistant    Counsel and Assistant to Secretary,
(50)                     Secretary    Union Central

* Messrs. Rossi and Sutermeister are considered to be "interested persons" of the Fund (within the meaning of the Investment
Company Act of 1940) because of their affiliation with the Adviser.

     All directors who are not "interested persons" of the Company are members of the Audit Committee.

     As of the date of this Statement of Additional Information, no officers or directors of the Fund owned 5% or more of any of the outstanding shares of the Fund. Directors who are not officers or employees of Union Central or Adviser are paid a fee plus actual out-of-pocket expenses by the Fund for each meeting of the Board of Directors attended. Total fees and expenses incurred for 2000 were $96,349.

                       Compensation Table

     (1)                (2)           (3)          (4)        (5)
Name of Person,      Aggregate     Pension or    Estimated   Total
Position             Compensation  Retirement    Annual      Compensation
                     From          Benefits      Benefits    From
                     Registrant    Accrued As    Upon        Registrant
                                   Part of Fund  Retirement  and Fund
                                   Expenses                  Complex
                                                             Paid to
                                                             Directors
-----------------------------------------------------------------------

George M. Callard,     $15,000        --            --         $15,000
M.D.*
Director

Theodore H. Emmerich   $16,400        --            --         $16,400
Director

Richard H. Finan       $16,000        --            --         $16,000
Director

Yvonne L. Gray         $16,000        --            --         $16,000
Director

Jean Patrice
Harrington, S.C.       $16,400        --            --         $16,400
Director

Charles W. McMahon*    $16,000        --            --         $16,000
Director

Harry Rossi              N/A          N/A           N/A         N/A
Director

Steven R. Sutermeister   N/A          N/A           N/A         N/A
Director


* Messrs. Callard and McMahon have deferred their compensation in past years. As of December 31, 2000, the total amount deferred, including interest, was as follows: Dr. Callard
- $106,890; Mr. McMahon - $31,185.

Investment Adviser

     The Fund has entered into an Investment Advisory Agreement ("Agreement") with Summit Investment Partners, Inc. ("Adviser"), whose principal business address is 1876 Waycross Road, Cincinnati, Ohio 45240 (P.O. Box 40407, Cincinnati, Ohio 45240). The Adviser was incorporated under the laws of Ohio on August 18, 1986, and is a wholly-owned subsidiary of Union Central. Executive officers and directors of the Adviser who are affiliated with the Fund are Steven R. Sutermeister, Director, President and Chief Executive Officer; Thomas G. Knipper, Treasurer; and John F. Labmeier, Secretary.

     Pursuant to the Agreement, the Fund has retained the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of Portfolio securities. The Adviser is at all times subject to the direction and supervision of the Board of Directors of the Fund.

     The Adviser continuously furnishes an investment program for each Portfolio, is responsible for the actual management of each Portfolio and has responsibility for making decisions to buy, sell or hold any particular security. The Adviser obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Portfolios in a manner consistent with their investment objectives, policies and restrictions. The Adviser considers analyses from various sources, makes necessary investment decisions and effects transactions accordingly. The Adviser also performs certain administrative functions for the Fund. The Adviser may utilize the advisory services of subadvisers for one or more of the Portfolios.

Payment of Expenses

     Under the terms of the Agreement, in addition to managing the Fund's investments, the Adviser, at its expense, maintains certain of the Fund's books and records (other than those provided by Firstar Trust Company, by agreement) and furnishes such office space, facilities, equipment, and clerical help as the Fund may reasonably require in the conduct of business. In addition, the Adviser pays for the services of all executive, administrative, clerical, and other personnel, including officers of the Fund, who are employees of Union Central. The Adviser also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund. Expenses not expressly assumed by the Adviser under the Agreement will be paid by the Fund.

     Each Portfolio pays all other expenses incurred in its operation and a portion of the Fund's general administration expenses allocated on the basis of the asset size of the respective Portfolios. Expenses other than the Adviser's fee that are borne directly and paid individually by a Portfolio include, but are not limited to, brokerage commissions, dealer markups, expenses incurred in the acquisition of Portfolio securities, transfer taxes, transaction expenses of the custodian, pricing services used by only one or more Portfolios, and other costs properly payable by only one or more Portfolios. Expenses which are allocated on the basis of size of the respective Portfolios include custodian (portion based on asset size), dividend disbursing agent, transfer agent, bookkeeping services (except annual per Portfolio base charge), pricing, shareholder's and directors' meetings, directors' fees, proxy statement and Prospectus preparation, registration fees and costs, fees and expenses of legal counsel not including employees of the Adviser, membership dues of industry associations, postage, insurance premiums including fidelity bond, and all other costs of the Fund's operation properly payable by the Fund and allocable on the basis of size of the respective Portfolios. The Adviser will pay any expenses of the S&P 500 Index Portfolio, S&P MidCap 400 Index Portfolio, Balanced Index Portfolio and Nasdaq-100 Index Portfolio, other than the advisory fee for those Portfolios, to the extent that such expenses exceed .30% of that Portfolio's net assets. The Adviser will also pay any expenses of the Russell 2000 Small Cap Index Portfolio, other than the advisory fee for those Portfolios, to the extent that such expenses exceed .40% of that Portfolio's net assets.

     Depending on the nature of a legal claim, liability or lawsuit, litigation costs, payment of legal claims or liabilities and any indemnification relating thereto may be directly applicable to a Portfolio or allocated on the basis of the size of the respective Portfolios. The directors have determined that this is an appropriate method of allocation of expenses.

     The Agreement also provides that if the total operating expenses of the Fund, exclusive of the advisory fee, taxes, interest, brokerage fees and certain legal claims and liabilities and litigation and indemnification expenses, as described in the Agreement, for any fiscal year exceed 1.0% of the average daily net assets of the Fund, the Adviser will reimburse the Fund for such excess, up to the amount of the advisory fee for that year. Such amount, if any, will be calculated daily and credited on a monthly basis.

Advisory Fee

     As full compensation for the services and facilities furnished to the Fund and expenses of the Fund assumed by the Adviser, the Fund pays the Adviser monthly compensation calculated daily as described on page 22 of the Prospectus. The compensation after all waivers for each Portfolio was as follows:

                                     S&P                 Russell
                                     MidCap              2000      Nasdaq-   Aggregate
                           S&P 500   400       Balanced  Small Cap  100      Bond
      Zenith     Bond      Index     Index     Index     Index     Index     Index
Year  Portfolio  Portfolio Portfolio Portfolio Portfolio Portfolio Portfolio Portfolio

2000  $  401,655  $193,205  $489,061  $46,232  $ 73,955   $37,588   $25,777   $11,406
1999  $1,025,375  $514,217  $632,729  $41,235  $106,499     N/A       N/A     $ 8,733
1998  $1,704,750  $551,146  $274,418     N/A       N/A      N/A       N/A        N/A


     There is no assurance that the Portfolios will reach a net asset level high enough to realize a reduction in the rate of the advisory fee. Any reductions in the rate of advisory fee will be applicable to each Portfolio separately in accordance with the schedule of fees applicable to each Portfolio.

Investment Advisory Agreement

     The Investment Advisory Agreement was initially approved by the Fund's Board of Directors, including a majority of the directors who are not interested persons of the Adviser, on March 22, 1984. Unless earlier terminated as described below, the Agreement will continue in effect from year to year if approved annually: (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund, including a majority of the outstanding shares of each Portfolio; and (b) by a majority of the directors who are not parties to such contract or interested persons (as defined by the Investment Company Act of 1940) of any such party. The Agreement is not assignable and may be terminated without penalty by the Fund on 60 days notice, and by the Adviser on 90 days notice. On February 26, 2001 the Agreement was approved for continuance for one (1) year by the Board of Directors by unanimous vote of those present, including a majority of the directors who are not parties to such contract or interested persons of any such party.

     On December 16, 1998, the Board of Directors took steps to activate the S&P MidCap 400 Index Portfolio and the Balanced Index Portfolio of the Fund by authorizing the issuance of shares of those Portfolios. On March 19, 1999, the Board of Directors also approved an amendment to the Investment Advisory Agreement making the Agreement applicable to the S&P MidCap 400 Index Portfolio and the Balanced Index Portfolio, and specifying the advisory fee payable by it. The board determined that the amendment did not affect the interests of the classes of Fund shares other than S&P MidCap 400 Index Portfolio and Balanced Index Portfolio shares and that therefore only the holders of S&P MidCap 400 Index Portfolio and Balanced Index Portfolio shares were entitled to vote on the amendment. The sole shareholder of the S&P MidCap 400 Index Portfolio and the Balanced Index Portfolio approved the Agreement as amended on May 3, 1999.

     On March 26, 1999, the Board of Directors took steps to activate the Lehman Aggregate Bond Index Portfolio by authorizing the issuance of shares of the Portfolio. On June 18, 1999, the Board of Directors also approved an amendment to the Investment Advisory Agreement making the Agreement applicable to the Portfolio, and specifying the advisory fee payable by it. The board determined that the amendment did not affect the interests of the classes of Fund shares other than Portfolio shares and that therefore only the holders of Portfolio shares were entitled to vote on the amendment. The sole shareholder of the Portfolio approved the Agreement as amended on July 3, 1999.

     On August 30, 1999, the Board of Directors took steps to activate the Russell 2000 Small Cap Index Portfolio and the Nasdaq-100 Index Portfolio of the Fund by authorizing the issuance of shares of those Portfolios. On November 15, 1999, the Board of Directors approved an amendment to the Investment Advisory Agreement making the Agreement applicable to the Russell 2000 Small Cap Index Portfolio and the Nasdaq-100 Index Portfolio, and specifying the fee payable by it. The board determined that the amendment did not affect the interests of the classes of Fund shares other than the Russell 2000 Small Cap Index Portfolio and the Nasdaq-100 Index Portfolio and that therefore only the holders of Russell 2000 Small Cap Index Portfolio and Nasdaq-100 Index Portfolio shares were entitled to vote on the amendment. The sole shareholder of the Russell 2000 Small Cap Index Portfolio and the Nasdaq-100 Index Portfolio approved the Agreement as amended on April 28, 2000.

     The Investment Advisory Agreement provides that the Adviser shall not be liable to the Fund or to any shareholder for any error of judgment or mistake of law or for any loss suffered by the Fund or by any shareholder in connection with matters to which the Investment Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard on the part of the Adviser in the performance of its duties thereunder. In the case of administration services, the Adviser will be held to a normal standard of liability.

     The Agreement in no way restricts the Adviser from acting as investment manager or adviser to others.

     If the question of continuance of the Agreement (or adoption of any new Agreement) is presented to shareholders, continuance (or adoption) with respect to a Portfolio shall be effective only if approved by a majority vote of the outstanding voting securities of that Portfolio. If the shareholders of any one or more of the Portfolios should fail to approve the Agreement, the Adviser may nonetheless serve as an adviser with respect to any Portfolio whose shareholders approved the Agreement.

Service Agreement

     Under a Service Agreement between the Adviser and Union Central, Union Central has agreed to make available to the Adviser the services of certain employees of Union Central on a part-time basis for the purpose of better enabling the Adviser to fulfill its obligations to the Fund under the Agreement.
Pursuant to the Service Agreement, the Adviser shall reimburse Union Central for all costs allocable to the time spent on the affairs of the Adviser by the employees provided by Union Central. In performing their services for the Adviser pursuant to the Service Agreement, the specified employees shall report and be solely responsible to the officers and directors of the Adviser or persons designated by them. Union Central shall have no responsibility for the investment recommendations or decisions of the Adviser. The obligation of performance under the Agreement is solely that of the Adviser and Union Central undertakes no obligation in respect thereto except as otherwise expressly provided in the Service Agreement. The Service Agreement was approved by the shareholders of the Zenith and Bond Portfolios at a meeting held on March 20, 1992. The sole shareholder of the S&P 500 Index Portfolio approved the Service Agreement on January 3, 1996. The sole shareholder of the S&P MidCap 400 Index Portfolio and the Balanced Index Portfolio approved the Service Agreement on May 3, 1999. The sole shareholder of the Russell 2000 Small Cap Index Portfolio and the Nasdaq-100 Index Portfolio approved the Service Agreement on April 28, 2000.

Securities Activities of Adviser

     Securities held by the Fund may also be held by Union Central or by other separate accounts or mutual funds for which the Adviser acts as an adviser. Because of different investment objectives or other factors, a particular security may be bought by Union Central or by the Adviser or for one or more of its clients, when one or more other clients are selling the same security. If purchases or sales of securities for one or more of the Fund's Portfolios or other clients of the Adviser or Union Central arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the Fund's Portfolios, Union Central, and other clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

     On occasions when the Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Fund (or for two or more Portfolios) with those to be sold or purchased for other accounts or companies in order to obtain more favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund Portfolio(s) and to such other accounts or companies. In some cases this procedure may adversely affect the size of the position obtainable for a Portfolio.

Code of Ethics

     The Adviser, as well as the Fund, has adopted a code of ethics under Rule 17j-1 of the Investment Company Act of 1940. Employees of the Adviser are permitted to make personal securities transactions, subject to the requirements and restrictions set forth in the Adviser's code of ethics. The code of ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as the Funds. Among other things, the code of ethics, which generally complies with standards recommended by the Investment Company Institute's Advisory Group on Personal Investing, prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and monthly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the code of ethics may be granted in particular circumstances after review by appropriate personnel.

             DETERMINATION OF NET ASSET VALUE

     As described on page 23 of the Prospectus, the net asset value of shares of the Fund is determined once daily, Monday through Friday as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time), when there are purchases or redemptions of Fund shares, except: (i) when the New York Stock Exchange is closed (currently New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day); and (ii) any day on which changes in the value of the Portfolio securities of the Fund will not materially affect the current net asset value of the shares of a Portfolio.

     Securities held by the Portfolios, except for money market instruments maturing in 60 days or less, will be valued as follows: Securities which are traded on stock exchanges (including securities traded in both the over-the-counter market and on exchange), or listed on the NASDAQ National Market System, are valued at the last sales price as of the close of the New York Stock Exchange on the day the securities are being valued, or, lacking any sales, at the closing bid prices. Securities traded only in the over-the-counter market are valued at the last bid prices quoted by brokers that make markets in the securities at the close of trading on the New York Stock Exchange. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

     Money market instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis. Under this method of valuation, the instrument is initially valued at cost (or in the case of instruments initially valued at market value, at the market value on the day before its remaining maturity is such that it qualifies for amortized cost valuation); thereafter, the Fund assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument.

              PURCHASE AND REDEMPTION OF SHARES

     The Fund offers shares of the Summit Pinnacle Series of Portfolios, without sales charge, only to separate accounts of The Union Central Life Insurance Company and other affiliated or unaffiliated life insurance companies. It is possible that at some later date the Fund may offer shares to other investors.

     The Fund is required to redeem all full and fractional shares of the Fund for cash at the net asset value per share. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. The right to redeem shares or to receive payment with respect to any redemption may only be suspended for any period during which: (a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or such exchange is closed for other than weekends and holidays; (b) an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal of Portfolio securities or determination of the net asset value of a Portfolio is not reasonably practicable; and (c) the Securities and Exchange Commission by order permits postponement for the protection of shareholders.

                            TAXES

     Each Portfolio of the Fund will be treated as a separate entity for federal income tax purposes. Each Portfolio has qualified and has elected to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If a Portfolio qualifies as a "regulated investment company" and complies with the provisions of the Code by distributing substantially all of its net income (both ordinary income and capital gain), the Portfolio will be relieved from federal income tax on the amounts distributed.

     In order to qualify as a regulated investment company, in each taxable year each Portfolio must, among other things: (a) derive at least 90 percent of its gross income from dividends, interest, payments with respect to loans of securities, and gains from the sale or other disposition of stocks or securities or foreign currencies (subject to the authority of the Secretary of the Treasury to exclude certain foreign currency gains) or other income (including, but not limited to, gains from options, futures, or forward contracts which are ancillary to the Portfolio's principal business of investing in stocks or securities or options and futures with respect to stocks or securities) derived with regard to its investing in such stocks, securities or currencies; and (b) derive less than 30 percent of its gross income from gains (without deduction for losses) realized on the sale or other disposition of any of the following held for less than three months: securities, options, futures or forward contracts (other than options, futures or forward contracts on foreign currencies) or certain foreign currencies. In order to meet the requirements noted above, the Fund may be required to defer disposing of certain options, futures contracts and securities beyond the time when it might otherwise be advantageous to do so. These requirements may also affect the Fund's investments in various ways, such as by limiting the Fund's ability to:(a) sell investments held for less than three months; (b) effect closing transactions on options written less than three months previously; (c) write options for a period of less than three months; and (d) write options on securities held for less than the long-term capital gains holding period. For a discussion of tax consequences to owners of annuity contracts, see the Prospectus for those contracts.

     The discussion of "Taxes" in the Prospectus, in conjunction with the foregoing, is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect as interpreted by the Courts and the Internal
Revenue Service.

PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Adviser is primarily responsible for the investment decisions of each Portfolio, including decisions to buy and sell securities, the selection of brokers and dealers to effect the transactions, the placing of investment transactions, and the negotiation of brokerage commissions, if any. No Portfolio has any obligation to deal with any dealer or group of dealers in the execution of transactions in Portfolio securities. In placing orders, it is the policy of the Fund to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commission, if any, size of the transaction, and difficulty of execution. While the Adviser generally seeks reasonably competitive spreads or commissions, the Portfolios will not necessarily be paying the lowest spread or commission available.

     If the securities in which a particular Portfolio of the Fund invests are traded primarily in the over-the-counter market, where possible the Portfolio will deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of Portfolio securities transactions of each Portfolio will consist primarily of brokerage commission or dealer or underwriter spreads.

     While the Adviser seeks to obtain the most favorable net results in effecting transactions in the Portfolio securities, brokers who provide supplemental investment research to the Adviser may receive orders for transactions by the Fund. Such supplemental research service ordinarily consists of assessments and analyses of the business or prospects of a company, industry, or economic sector. If, in the judgment of the Adviser, the Fund will be benefited by such supplemental research services, the Adviser is authorized to pay commissions to brokers furnishing such services which are in excess of commissions which another broker may charge for the same transaction. Information so received will be in addition to and not in lieu of the services required to be performed by the Adviser under its Investment Advisory Agreement. The expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. In some cases, the Adviser may use such supplemental research in providing investment advice to its other advisory accounts.

     During 2000, 29% of the Fund's total brokerage was allocated to brokers who furnish statistical data or research information.
Brokerage commissions paid during 2000, 1999 and 1998 were $285,067, $801,294 and $740,176, respectively.


                   GENERAL INFORMATION

Capital Stock

     The Fund is a mutual fund. Its board of directors is responsible for supervising its business affairs and investments, which are managed on a daily basis by the Adviser. The Fund was incorporated under the laws of the State of Maryland on January 30, 1984. The Fund is a series fund with twenty-six classes of stock, one for each Portfolio (three of which are no longer offered to shareholders). The authorized capital stock of the Fund consists of 700,000,000 shares of common stock, par value ten cents ($0.10) per share. The shares of the authorized capital stock are currently divided into the following classes:

Fund                                 Authorized Capital Stock
----                                 ------------------------
Summit Pinnacle Series
Zenith Portfolio                        40,000,000 shares
Bond Portfolio                          30,000,000 shares
Capital Portfolio*                      30,000,000 shares
S&P 500 Index Portfolio                 30,000,000 shares
Micro-Cap Portfolio*                    20,000,000 shares
S&P MidCap 400 Index Portfolio          20,000,000 shares
Balanced Index Portfolio                20,000,000 shares
Lehman Aggregate Bond Index Portfolio   20,000,000 shares
Russell 2000 Small Cap Index Portfolio  20,000,000 shares
Nasdaq-100 Index Portfolio              20,000,000 shares
EAFE International Index Portfolio      20,000,000 shares

Summit Apex Series
Money Market Fund                       150,000,000 shares
S&P 500 Index Fund                      20,000,000 shares
S&P MidCap 400 Index Fund               20,000,000 shares
Russell 2000 Small Cap Index Fund       20,000,000 shares
Balanced Index Fund                     20,000,000 shares
Nasdaq-100 Index Fund                   20,000,000 shares
Lehman Aggregate Bond Index Fund        20,000,000 shares
Micro-Cap Fund*                         20,000,000 shares
Bond Fund                               20,000,000 shares
Everest Fund                            20,000,000 shares
Total Social Impact Fund                20,000,000 shares
Short-term Government Fund              20,000,000 shares
High Yield Bond Fund                    20,000,000 shares
Emerging Markets Bond Fund              20,000,000 shares
EAFE International Index Fund           20,000,000 shares

* The Capital Portfolio, Micro-Cap Portfolio and Micro-Cap Fund are no longer offered to shareholders.

     The Board of Directors may change the designation of any Portfolio and may increase or decrease the number of authorized shares of any Portfolio, but may not decrease the number of authorized shares of any Portfolio below the number of shares then outstanding.

     Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective
Portfolio and, upon liquidation or dissolution, in net assets of such Portfolio remaining after satisfaction of outstanding liabilities.

Voting Rights

     In accordance with an amendment to the Maryland General Corporation Law, the Board of Directors of the Fund has adopted an amendment to its Bylaws providing that unless otherwise required by the Investment Company Act of 1940, the Fund shall not be required to hold an annual shareholder meeting unless the Board of Directors determines to hold an annual meeting. The Fund intends to hold shareholder meetings only when required by law and such other times as may be deemed appropriate by its Board of Directors.

     All shares of common stock have equal voting rights (regardless of the net asset value per share) except that on matters affecting only one Portfolio, only shares of the respective Portfolio are entitled to vote. The shares do not have cumulative voting rights. Accordingly, the holders of more than 50% of the shares of the Fund voting for the election of directors can elect all of the directors of the Fund if they choose to do so and in such event the holders of the remaining shares would not be able to elect any directors.

     Matters in which the interests of all Portfolios are substantially identical (such as the election of directors or the approval of independent public accountants) will be voted on by all shareholders without regard to the separate Portfolios. Matters that affect all Portfolios but where the interests of the Portfolios are not substantially identical (such as approval of the Investment Advisory Agreement) would be voted on separately by each Portfolio. Matters affecting only one Portfolio, such as a change in its fundamental policies, are voted on separately by that Portfolio.

     Matters requiring separate shareholder voting by Portfolio shall have been effectively acted upon with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio votes for approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other Portfolio; or (2) the matter has not been approved by a majority of the outstanding voting securities of the Fund.

     The phrase "a majority of the outstanding voting securities" of a Portfolio (or of the Fund) means the vote of the lesser of:
(1) 67% of the shares of the Portfolio (or the Fund) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Portfolio (or the Fund).

     It is anticipated that Union Central will have voting control of the Fund. With voting control, Union Central could make fundamental and substantial changes (such as electing a new Board of Directors, changing the investment adviser or advisory fee, changing a Portfolio's fundamental investment objectives and policies, etc.) regardless of the views of Contract Owners. However, under current interpretations of presently applicable law, Contract Owners are entitled to give voting instructions with respect to Fund shares held in registered separate accounts and therefore all Contract Owners would receive advance notice before any such changes could be made.

Additional Information

     This Statement of Additional Information and the Prospectus do not contain all the information set forth in the registration statement and exhibits relating thereto, which the Fund has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, to which reference is hereby made.

INDEPENDENT AUDITORS

     The financial statements of the Fund have been audited by Deloitte & Touche LLP, Two Prudential Plaza, 180 North Stetson Avenue, Chicago, Illinois 60601-6779, independent auditors, as stated in their report appearing herein. The financial statements are included in this Statement of Additional Information in reliance upon the report of Deloitte & Touche LLP, given upon their authority as experts in auditing and accounting.

                           APPENDIX A

S&P, FRANK RUSSELL AND NASDAQ DISCLAIMER

S&P

The S&P 500 is an unmanaged index of common stocks comprised of 500 industrial, financial, utility and transportation companies. "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500(R)", "500", "S&P MidCap 400 Index", and "Standard & Poor's MidCap 400 Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Fund. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"), a division of The McGraw-Hill Companies, Inc. S&P makes no representation or warranty, express or implied, to the beneficial owners of the Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Portfolio particularly or the ability of the S&P 500 Index or the S&P MidCap 400 Index to track general stock market performance. S&P's only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Fund or the Portfolio. S&P has no obligation to take the needs of the Fund or the beneficial owners of the Portfolio into consideration in determining, composing or calculating the S&P 500 Index and the S&P MidCap 400 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Portfolio or the timing of the issuance or sale of the Portfolio or in the determination or calculation of the equation by which the Portfolio is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Portfolio.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, BENEFICIAL OWNERS OF THE PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

RUSSELL 2000

The Russell 2000 Index is a trademark/service mark of the Frank Russell Company. Russell is a trademark of the Frank Russell Company. Summit Mutual Funds and the Russell 2000 Small Cap Index Portfolio are not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell is not responsible for and has not reviewed the Prospectus, and Frank Russell makes no representation or warranty, express or implied, as to its accuracy, or completeness, or otherwise.

Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change its Index. Frank Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the Index.

Frank Russell Company's publication of the Index in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of the investment in any or all securities upon which the Index is based. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE INDEX OR DATA INCLUDED IN THE INDEX. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION OR WARRANTY REGARDING THE USE, OR THE RESULTS OF USE, OF THE INDEX OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE INDEX. FRANK RUSSELL COMPANY MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY OF ANY KIND, INCLUDING, WITHOUT MEANS OF LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

Nasdaq

The Product is not sponsored, endorsed, sold or promoted by The Nasdaq Stock Market, Inc.(including its affiliates) (Nasdaq, with its affiliates, are referred to as the Corporations). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Product. The Corporations make no representation or warranty, express or implied to the owners of the Product or any member of the public regarding the advisability of investing in securities generally or in the Product particularly, or the ability of the Nasdaq-100 Index(R) to track general stock market performance. The Corporations' only relationship to the Fund (Licensee) is in the licensing of the Nasdaq-100(R), Nasdaq-100 Index(R), and Nasdaq(R) trademarks or service marks, and certain trade names of the Corporations and the use of the Nasdaq-100 Indexr which is determined, composed and calculated by Nasdaq without regard to Licensee or the Product. Nasdaq has no obligation to take the needs of the Licensee or the owners of the Product into consideration in determining, composing or calculating the Nasdaq-100 Index(R). The Corporations are not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Product to be issued or in the determination or calculation of the equation by which the Product is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Product.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                   SUMMIT MUTUAL FUNDS, INC.
                     FINANCIAL STATEMENTS
                  YEAR ENDED DECEMBER 31, 2000

                INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders of Summit Mutual Funds, Inc. - Pinnacle Series

We have audited the accompanying statements of assets and liabilities of Summit Mutual Funds, Inc. - Pinnacle Series (the "Funds"), including the schedules of investments, for the Zenith Portfolio, Bond Portfolio, S&P 500 Index Portfolio, S&P MidCap 400 Index Portfolio, Balanced Index Portfolio, Nasdaq-100 Index Portfolio, and Russell 2000 Small Cap Index Portfolio, as of December 31, 2000, and the related statements of operations, and the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting Summit Mutual Funds, Inc. - Pinnacle Series as of December 31, 2000, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
February 9, 2001

SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2000

                                                                  S&P           S&P MidCap
                                        Zenith       Bond         500 Index     400 Index
                                        Portfolio    Portfolio    Portfolio     Portfolio
                                        -----------  -----------  ------------  -----------
ASSETS
Investments in securities,              $50,090,093  $22,557,582  $114,405,607  $14,877,263
at value (cost $45,464,120;
$23,219,533; $71,517,107;
$13,161,591)
Cash                                            388          692          ----         ----
Receivables:
 Shares sold                                 72,818       10,664        21,354      166,935
 Securities sold                            285,099         ----       223,701       57,803
 Interest and dividends                      80,599      396,688        97,972       14,945
 Receivable from Adviser                      ----          ----          ----         ----
Prepaid expenses and other                    4,839        3,220        10,220          988
                                        -----------  -----------  ------------  -----------
                                         50,533,836   22,968,846   114,758,854   15,117,934
                                        -----------  -----------  ------------  -----------
LIABILITIES
Payables:
 Investment securities purchased              ----          ----       441,816         ----
 Shares redeemed                             3,387            28            36           42
 Bank overdraft                               ----          ----       130,089         ----
 Investment advisory fees                   23,677         5,777        24,291          912
 Custodian and portfolio accounting fees     7,137         9,389        22,527        9,201
 Professional fees                          11,583        11,467        13,266       11,653
 Variation margin                             ----          ----          ----       40,200
 Other accrued expenses                      3,161         2,373        23,906        1,502
 Deferred directors= compensation             ----       138,018          ----         ----
                                        -----------  -----------  ------------  -----------
                                             48,945      167,052       655,931       63,510
                                        -----------  -----------  ------------  -----------

NET ASSETS
Paid-in capital                          50,596,728   28,738,225    53,679,253   10,939,623
Distributions in excess of
net investment income                          ----      136,250          ----        ----
Undistributed net investment income         132,167         ----          ----      17,444
Accumulated net realized gain/(loss)
on investments and futures contracts     (4,869,977)  (5,138,230)   17,535,170   2,367,335
Net unrealized appreciation/
(depreciation) on investments,
futures contracts, and translation
of assets and liabilities in
foreign currencies                        4,625,973     (661,950)   42,888,500    1,730,022
                                        -----------  -----------  ------------  -----------
                                        $50,484,891  $22,801,794  $114,102,923  $15,054,424
                                        ===========  ===========  ============  ===========

Shares authorized ($.10) par value       40,000,000   30,000,000    30,000,000   30,000,000

Shares outstanding                        3,338,840    2,410,217     5,542,592   1,263,571

Net asset value,
offering and redemption price
per share                                    $15.12        $9.46        $20.59      $11.91



The accompanying notes are an integral part of the financial statements.

SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
STATEMENTS OF ASSETS AND LIABILITIES


December 31, 2000

                                                                                Russell 2000
                                                     Balanced     Nasdaq-100    Small Cap
                                                     Index        Index         Index
                                                     Portfolio    Portfolio     Portfolio
                                                     -----------  ------------  -----------
ASSETS
Investments in securities, at value                  $14,285,946   $ 8,568,356  $15,973,790
(cost $14,044,843; $11,814,711;
    $16,729,222)
Cash                                                         286         6,216        2,456
Receivables:
Shares sold                                                  585       104,306       92,533
Securities sold                                           21,886          ----       46,303
Interest and dividends                                    90,599         5,123       26,204
Receivable from Adviser                                     ----          ----       33,103
Prepaid expenses and other                                 9,125           139          284
                                                     -----------  ------------  -----------
                                                      14,408,427     8,684,140   16,174,673
                                                     -----------  ------------  -----------

LIABILITIES
Payables:
Investment securities purchased                           15,153       30,221          ----
Shares redeemed                                           10,379         ----          ----
Bank overdraft                                              ----         ----          ----
Investment advisory fees                                  24,215        5,850          ----
Custodian and portfolio accounting fees                    7,832        4,062        12,399
Professional fees                                         11,536       10,579        13,198
Variation margin                                           1,820       50,800        38,325
Other accrued expenses                                     3,142        5,551         5,257
Deferred directors= compensation                            ----         ----          ----
                                                     -----------  ------------  -----------
                                                          74,077       107,063       69,179
                                                     -----------  ------------  -----------

NET ASSETS
Paid-in capital                                       13,710,290    12,804,945   16,152,718
Undistributed net investment income                         ----          ----       42,066
Distributions in excess of net investment
   income                                                   ----          ----         ----
Accumulated net realized gain / (loss)
on investments and futures contracts                     388,277      (735,513)     622,917
Net unrealized appreciation/(depreciation)
on investments, futures contracts, and
translation of assets and liabilities in
foreign currencies                                       235,783    (3,492,355)    (712,207)
                                                     -----------  ------------  -----------
                                                     $14,334,350   $ 8,577,077  $16,105,494
                                                     ===========  ============  ===========
Shares authorized ($.10) par value                    30,000,000    30,000,000   30,000,000

Shares outstanding                                     1,491,011     1,286,204    1,611,794

Net asset value, offering and redemption price
per share                                                 $9.61         $6.67        $9.99

The accompanying notes are an integral part of the financial statements.

SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
STATEMENTS OF OPERATIONS

Periods Ended December 31, 2000

                                                                    S&P            S&P
                                        Zenith       Bond         500 Index   MidCap 400 Index
                                        Portfolio    Portfolio    Portfolio     Portfolio
                                        -----------  -----------  ------------  -----------
INVESTMENT INCOME
Interest                                $   155,350  $ 3,032,737   $   136,869  $   182,633
Dividends (net of foreign withholding
taxes of $0, $0, $8,445; $0)              1,241,979        ----      1,846,878      131,305
                                        -----------  -----------  ------------  -----------
                                          1,397,329    3,032,737     1,983,747      313,938
                                        -----------  -----------  ------------  -----------

EXPENSES
Investment advisory fees                    401,655      193,205       489,061       46,232
Custodian fees and expenses                  13,483        9,647        54,279       20,501
Portfolio accounting fees                    30,349       45,124        50,577       36,699
Professional fees                            10,372        8,408        17,049        8,033
Directors' fees                              12,434        8,434        32,614        2,836
Transfer agent fees                           6,329        6,390         6,983        2,811
Other                                        14,756        4,735        38,349        1,305
                                        -----------  -----------  ------------  -----------
                                            489,378      275,943       688,912      118,417

Expense reimbursements and waivers         (25,565)     (29,205)      (24,914)     (25,706)
                                        -----------  -----------  ------------  -----------
                                            463,813      246,738       663,998       92,711
                                        -----------  -----------  ------------  -----------


NET INVESTMENT INCOME / (LOSS)              933,516    2,785,999     1,319,749      221,227
                                        -----------  -----------  ------------  -----------


REALIZED AND UNREALIZED GAIN / (LOSS)
Net realized gain/(loss) on investments  10,621,896   (4,749,628)   18,763,780    1,660,692
Net realized gain/(loss) on futures
 contracts and options                                    -----       (604,000    1,808,760
                                        -----------  -----------  ------------  -----------
                                         10,621,896   (4,749,628)   18,159,780    3,469,452
                                        -----------  -----------  ------------  -----------

Net change in unrealized appreciation/
(depreciation) on investments and
futures contracts                           848,305    4,621,215   (27,904,862)    (360,394)
                                        -----------  -----------  ------------  -----------


NET REALIZED AND UNREALIZED
GAIN / (LOSS)                            11,470,201     (128,413)  (9,745,082)    3,109,058
                                        -----------  -----------  ------------  -----------


NET INCREASE / (DECREASE) IN NET
      ASSETS FROM OPERATIONS            $12,403,717  $ 2,657,586  $(8,425,333)  $ 3,330,285
                                        ===========  ===========  ============  ===========



The accompanying notes are an integral part of the financial statements.

SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
STATEMENTS OF OPERATIONS

Periods Ended December 31, 2000

                                                                                 Russell 2000
                                                     Balanced      Nasdaq-100    Small Cap
                                                     Index         Index         Index
                                                     Portfolio     Portfolio*    Portfolio*
                                                     -----------   -----------   -----------
INVESTMENT INCOME
Interest                                             $  706,064    $   32,360    $   40,154
Dividends (net of foreign withholding
taxes of $616; $3; $20)                                 165,302         2,279        158,269
                                                     -----------   -----------   -----------

                                                         871,366        34,639       198,423
                                                     -----------   -----------   -----------
EXPENSES
Investment advisory fees                                  73,955        25,777        37,588
Custodian fees and expenses                               17,694         4,222        43,062
Portfolio accounting fees                                 39,938        16,038        40,026
Professional fees                                          8,064        11,341        14,259
Directors' fees                                            5,302         1,108         1,661
Transfer agent fees                                        2,314           919         2,019
Other                                                     19,599         5,527         6,410
                                                     -----------   -----------   -----------
                                                         166,866        64,932       145,025

Expense reimbursements and waivers                       (19,816)      (17,400)      (66,068)
                                                     -----------   -----------   -----------
                                                         147,050        47,532        78,957
                                                     -----------   -----------   -----------

NET INVESTMENT INCOME/(LOSS)                             724,316       (12,893)      119,466
                                                     -----------   -----------   -----------


REALIZED AND UNREALIZED GAIN / (LOSS)
Net realized gain / (loss) on investments              1,717,555      (480,273)      732,467
Net realized gain / (loss) on futures contracts
   and options                                           (27,915)     (255,240)     (109,550)
                                                     -----------   -----------   -----------
                                                       1,689,640      (735,513)      622,917
                                                     -----------   -----------   -----------

Net change in unrealized appreciation /
(depreciation) on investments and
futures contracts                                     (1,955,863)   (3,492,355)     (712,207)
                                                     -----------   -----------   -----------

NET REALIZED AND UNREALIZED
GAIN / (LOSS)                                           (266,223)   (4,227,868)      (89,290)
                                                     -----------   -----------   -----------

NET INCREASE / (DECREASE) IN NET
      ASSETS FROM OPERATIONS                         $   458,093    $4,240,761)   $   30,176
                                                     ===========   ===========   ===========

* Inception date was April 27, 2000.

The accompanying notes are an integral part of the financial statements.

SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
STATEMENTS OF CHANGES IN NET ASSETS

                                                 Zenith Portfolio

 ......                                         Year Ended December 31,
                                                2000           1999
                                            ------------    ------------
OPERATIONS
Net investment income                       $    933,516    $  1,139,384
Net realized gain/(loss)
 on investments and futures                   10,621,896     (15,155,238)
Net change of unrealized appreciation/
 (depreciation) on investments
 and futures contracts                           848,305      15,500,859
                                            ------------    ------------
                                              12,403,717       1,485,005
                                            ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                           (954,004)     (1,534,834)
In excess of net investment income                  ----            ----
Net realized gain on investments                    ----     (29,666,177)
Return of capital                                   ----           ----
                                            ------------    ------------
                                                (954,004)    (31,201,011)
                                            ------------    ------------

FUND SHARE TRANSACTIONS
Proceeds from shares sold                      1,165,609       4,114,679
Reinvestment of distributions                    954,004      31,201,011
Payments for shares redeemed in the
   formation of the Apex Series              (54,900,222)           ----
Payments for shares redeemed                 (32,628,569)   (129,938,136)
                                            ------------    ------------
                                             (85,409,178)    (94,622,446)
                                            ------------    ------------

NET DECREASE IN NET ASSETS                   (73,959,465)   (124,338,452)

NET ASSETS
Beginning of year                            124,444,356     248,782,808
                                            ------------    ------------
End of year                                  $50,484,891    $124,444,356
                                            ============    ============
UNDISTRIBUTED NET INVESTMENT INCOME         $    132,166    $    152,655
                                            ============    ============
FUND SHARE TRANSACTIONS
Sold                                              85,985         305,666
Reinvestment of distributions                     76,607       2,727,392
Shares redeemed in the formation
   of the Apex Series                         (4,100,091)           ----
Redeemed                                      (2,588,395)     (9,872,069)
                                            ------------    ------------
Net decrease from fund share transactions     (6,525,894)     (6,839,011)
                                            ============    ============

The accompanying notes are an integral part of the financial statements.

SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
STATEMENTS OF CHANGES IN NET ASSETS


                                                   Bond Portfolio

                                              Year Ended December 31,
                                                2000            1999
                                            ------------    -------------
OPERATIONS
Net investment income                       $  2,785,999    $   7,190,709
Net realized gain / (loss)
 on investments and futures                   (4,749,628)         69,654
Net change of unrealized appreciation/
 (depreciation) on investments
 and futures contracts                         4,621,215       (8,498,194)
                                            ------------    -------------
                                               2,657,586       (1,237,831)
                                            ------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                         (3,868,665)      (6,544,239)
In excess of net investment income              (136,250)            ----
Net realized gain on investments                    ----             ----
Return of capital                               (824,432)            ----
                                            ------------    -------------
                                              (4,829,347)      (6,544,239)
                                            ------------    -------------

FUND SHARE TRANSACTIONS
Proceeds from shares sold                      4,062,951       23,415,382
Reinvestment of distributions                  4,829,347        6,544,239
Payments for shares redeemed in the
   formation of the Apex Series              (70,654,226)            ----
Payments for shares redeemed                 (11,692,253)     (37,512,126)
                                            ------------    -------------
                                             (73,454,181)      (7,552,505)
                                            ------------    -------------
NET DECREASE IN NET ASSETS                   (75,625,942)     (15,334,575)

NET ASSETS
Beginning of year                             98,427,736      113,762,311
                                            ------------    -------------
End of year                                 $ 22,801,794    $  98,427,736
                                            ============    =============
UNDISTRIBUTED NET INVESTMENT INCOME         $       ----    $   1,076,167
                                            ============    =============
FUND SHARE TRANSACTIONS
Sold                                             423,015        2,160,763
Reinvestment of distributions                    518,247          615,367
Shares redeemed in the formation
   of the Apex Series                         (6,856,918)            ----
Redeemed                                      (1,171,298)      (3,498,330)
                                            ------------    -------------
Net decrease from fund share transactions     (7,086,954)        (722,200)
                                            ------------    -------------



The accompanying notes are an integral part of the financial statements.


SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
STATEMENTS OF CHANGES IN NET ASSETS

                                              S&P 500 Index Portfolio

                                               Year Ended December 31,
                                               2000             1999
                                            ------------    -------------
OPERATIONS
Net investment income                       $  1,319,749    $  2,323,223
Net realized gain / (loss)
 on investments and futures                   18,159,780       1,318,947
Net change of unrealized appreciation/
 (depreciation) on investments
 and futures contracts                       (27,904,862)     37,850,127
                                            ------------    -------------
                                              (8,425,333)     41,492,297
                                            ------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                         (1,741,824)     (1,983,080)
In excess of net investment income                  ----            ----
Net realized gain on investments              (1,778,560)     (1,193,873)
Return of capital                                   ----            ----
                                            ------------    -------------
                                              (3,520,384)     (3,176,953)
                                            ------------    -------------

FUND SHARE TRANSACTIONS
Proceeds from shares sold                     21,684,338     128,095,131
Reinvestment of distributions                  3,520,384       3,176,953
Payments for shares redeemed in the
   formation of the Apex Series             (164,731,938)           ----
Payments for shares redeemed                 (18,556,229)    (16,800,128)
                                            ------------    -------------
                                            (158,083,445)    114,471,956
                                            ------------    -------------

NET INCREASE (DECREASE) IN NET ASSETS       (170,029,162)    152,787,300

NET ASSETS
Beginning of year                            284,132,085     131,344,785
                                            ------------    -------------
End of year                                 $114,102,923    $284,132,085
                                            ============    =============
UNDISTRIBUTED NET INVESTMENT INCOME         $       ----    $    422,075
                                            ============    =============

FUND SHARE TRANSACTIONS
Sold      968,735   6,182,960
Reinvestment of distributions                    166,345         152,279
Shares redeemed in the formation
           of the Apex Series                 (7,039,826)           ----
Redeemed                                        (842,666)       (783,304)
                                            ------------    -------------
Net increase (decrease)
 from fund share transactions                 (6,747,412)      5,551,935
                                            ============    =============

The accompanying notes are an integral part of the financial statements.

SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
STATEMENTS OF CHANGES IN NET ASSETS

                                       S&P MidCap 400 Index Portfolio

                                    Year Ended     Period from May 3, 1999
                                December 31, 2000   to December 31, 1999
OPERATIONS
Net investment income                     $    221,227   $    232,890
Net realized gain/ loss)
 on investments and futures                  3,469,452         54,716
Net change of unrealized appreciation/
 (depreciation) on investments and
 futures contracts                            (360,394)     2,090,416
 .                                         ------------   ------------
                                             3,330,285      2,378,022
 .                                         ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                         (277,425)      (159,248)
In excess of net investment income                 ---            ---
Net realized gain on investments            (1,156,833)           ---
Return of capital                                  ---            ---
 .                                         ------------   ------------
                                            (1,434,258)      (159,248)
 .                                         ------------   ------------
FUND SHARE TRANSACTIONS
Proceeds from shares sold                   12,736,037     33,292,532
Reinvestment of distributions                1,434,258        159,248
Payments for shares redeemed in the
 formation of the Apex Series              (18,434,630)           ---
Payments for shares redeemed                (6,540,640)   (11,707,182)
 .                                         ------------   ------------

                                           (10,804,975)    21,744,598
 .                                         ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS       (8,908,948)     23,963,372

NET ASSETS
Beginning of year                           23,963,372            ---
 .                                         ------------   ------------
End of year                               $ 15,054,424   $ 23,963,372
 .                                         ============   ============
UNDISTRIBUTED NET INVESTMENT INCOME       $     17,444   $     73,642
 .                                         ============   ============
FUND SHARE TRANSACTIONS
Sold                                         1,107,335      3,297,454
Reinvestment of distributions                  135,758         15,195
Shares redeemed in the formation
     of the Apex Series                     (1,566,239)           ---
Redeemed                                      (584,542)    (1,141,390)
 .                                         ------------   ------------
Net increase (decrease)
from fund share transactions                  (907,688)     2,171,259
 .                                         ============   ============



The accompanying notes are an integral part of the financial statements.

SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
STATEMENTS OF CHANGES IN NET ASSETS

                                           Balanced Index Portfolio

                                                           Period from
                                          Year Ended      May 3, 1999 to
                                       December 31, 2000 December 31, 1999
OPERATIONS
Net investment income                       $    724,316    $  1,043,300
Net realized gain / (loss)
 on investments and futures                    1,689,640      (1,003,027)
Net change of unrealized appreciation/
 (depreciation) on investments
 and futures contracts                        (1,955,863)      2,191,646
                                            ------------    -------------
                                                 458,093       2,231,919
 .                                            ------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                         (1,110,444)       (657,172)
In excess of net investment income                  ----            ----
Net realized gain on investments                (298,336)           ----
Return of capital                                   ----            ----
                                              (1,408,780)       (657,172)
                                            ------------    -------------

FUND SHARE TRANSACTIONS
Proceeds from shares sold                      1,957,389       98,304,751
Reinvestment of distributions                  1,408,780          657,172
Payments for shares redeemed in the
     formation of the Apex Series            (35,685,686)            ----
Payments for shares redeemed                  (8,103,362)     (44,828,754)
                                            ------------    -------------
                                             (40,422,879)      54,133,169
                                            ------------    -------------

NET INCREASE (DECREASE) IN NET ASSETS        (41,373,566)      55,707,916

NET ASSETS
Beginning of year                             55,707,916            ----
                                            ------------    -------------
End of year                                 $ 14,334,350    $  55,707,916
                                            ============    =============

UNDISTRIBUTED NET INVESTMENT INCOME         $       ----    $     386,128
                                            ============    =============

FUND SHARE TRANSACTIONS
Sold                                             195,720       9,807,128
Reinvestment of distributions                    146,090          69,542
Shares redeemed in the formation of
     of the Apex Series                       (3,401,369)           ----
Redeemed                                        (800,917)     (4,525,183)
                                            ------------    -------------
Net increase (decrease) from
 fund share transactions                      (3,860,476)      5,351,487
                                            ============    =============



The accompanying notes are an integral part of the financial statements.


SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
STATEMENTS OF CHANGES IN NET ASSETS

                                      Nasdaq-100 Index Portfolio

                                            Period from April 27, 2000
                                              to December 31, 2000
OPERATIONS
Net investment income / (loss)                     $   (12,893)
Net realized gain / (loss)
 on investments and futures                           (735,513)
Net change of unrealized appreciation/
 (depreciation) on investments
 and futures contracts                               (3,492,355)
                                                    -----------
          (4,240,761)
                                                    -----------
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                                      ----
Net realized gain on investments                           ----
                                                           ----
FUND SHARE TRANSACTIONS
Proceeds from shares sold                            14,432,630
Reinvestment of distributions                              ----
Payments for shares redeemed                         (1,614,792)
                                                    -----------
                                                     12,817,838
                                                    -----------
NET INCREASE IN NET ASSETS                            8,577,077

NET ASSETS
Beginning of year                                         -----
End of year                                         $ 8,577,077
                                                    ===========
 UNDISTRIBUTED NET INVESTMENT INCOME   $                   ----
                                                    ===========
FUND SHARE TRANSACTIONS
Sold                                                  1,451,721
Reinvestment of distributions                              ----
Redeemed                                               (165,517)
                                                    -----------
Net increase from fund share transactions             1,286,204
                                                    ===========


The accompanying notes are an integral part of the financial statements.


SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
STATEMENTS OF CHANGES IN NET ASSETS

                                     Russell 2000 Small Cap Index Portfolio

                                            Period from April 27, 2000
                                               to December 31, 2000
OPERATIONS
Net investment income                                $   119,466
Net realized gain / (loss)
 on investments and futures                              622,917
Net change of unrealized appreciation/
 (depreciation) on investments
 and futures contracts                                  (712,207)
                                                     -----------
                                                          30,176
 .                                                    -----------
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                                    (77,400)
                                                     -----------

                                                         (77,400)
                                                     -----------
FUND SHARE TRANSACTIONS
Proceeds from shares sold                             16,815,256
Reinvestment of distributions                             77,400
Payments for shares redeemed                            (739,938)
                                                     -----------
                                                      16,152,718
                                                     -----------

NET INCREASE IN NET ASSETS                            16,105,494

NET ASSETS
Beginning of year                                          -----
End of year                                          $16,105,494
                                                     -----------
UNDISTRIBUTED NET INVESTMENT INCOME                       42,066
                                                     ===========
FUND SHARE TRANSACTIONS
Sold                                                   1,674,298
Reinvestment of distributions                              7,601
Redeemed                                                 (70,105)
 .                                                    -----------
Net increase from fund share transactions              1,611,794
                                                     ===========

The accompanying notes are an integral part of the financial statements.

SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
SCHEDULE OF INVESTMENTS

DECEMBER 31, 2000

                                                                ZENITH
PORTFOLIO
COMMON STOCKS - 97.17%
                                                                SHARES
VALUE
BASIC INDUSTRIES - 6.35%
Alcoa Inc.                                                       30,200  $
1,011,700
Dow Chemical                                                     16,000
586,000
DuPont (E.I.)                                                    20,600
995,237
International Paper                                              15,000
612,187
                                                                         ----
-------

3,205,124
                                                                         ----
-------
CAPITAL GOODS - 14.20%
Caterpillar Inc.                                                 20,600
974,637
Deere & Co.                                                      15,800
723,837
ITT Industries Inc.                                              34,000
1,317,500
Minnesota Mining & Manufacturing Co.                              8,300
1,000,150
Raytheon Co.                                                     31,000
962,938
SPX Corp.                                                         9,200
995,325
Textron Inc.                                                     25,700
1,195,050
                                                                         ----
-------
        7,169,437

CONSUMER DURABLES - 1.18%
General Motors Corp                                              11,736
597,803
                                                                         ----
-------

CONSUMER NON-DURABLE - 6.02%
General Mills                                                    20,600
917,988
PepsiCo Inc.                                                     20,700
1,025,944
Sara Lee Corp.                                                   44,500
1,093,031
                                                                         ----
-------

3,036,963
                                                                         ----
-------
CONSUMER SERVICES - 11.58%
Costco Wholesale Corp.                                           22,500
898,594
Federated Dept. Stores                                           27,000
945,000
Gannett Co.                                                      17,500
1,103,594
General Motors Class H                                            4,356
100,188
Knight-Ridder Inc.                                                8,100
460,688
Target Corp.                                                     40,000
1,290,000
TRICON Global Restaurants                                        31,700
1,046,100
                                                                         ----
-------

5,844,164
                                                                         ----
-------

ENERGY - 9.38%
Chevron Corp.                                                    11,000
928,813
Conoco Inc Class A                                               56,500
1,617,313
Exxon Mobil Corp.                                                10,200
886,763
Texaco Inc.                                                      21,000
1,304,625
                                                                         ----
-------

4,737,514
                                                                         ----
-------

FINANCIAL - 19.03%
Bank of America Corp                                             25,400
1,165,225
Banc One Corp.                                                   22,000
805,750
Charter One Financial                                            34,100
984,638
Chase Manhattan                                                  21,750
988,266
First Union Corp.                                                30,000
834,375
FleetBoston Financial Corp.                                      29,000
1,089,313
Summit Bancorp                                                   29,200
1,115,075
SunTrust Banks                                                   25,000
1,575,000
Washington Mutual, Inc.                                          19,800
1,050,638
                                                                         ----
-------

9,608,280
                                                                         ----
-------

HEALTH CARE - 4.21%
Johnson & Johnson                                                10,000
1,050,625
Schering-Plough                                                  18,900
1,072,575
                                                                         ----
-------

2,123,200
                                                                         ----
-------

PUBLIC UTILITIES - 10.87%
AT&T  Corp.                                                      43,591
754,669
BellSouth Corp.                                                  23,200
949,750
Niagara Mohawk Holdings Inc.                                     35,000
584,063
SCANA Corp.                                                      46,223
1,366,467
SBC Communications, Inc.                                         16,600
792,650
Verizon Communications                                           20,800
1,042,600
                                                                         ----
-------

5,490,199
                                                                         ----
-------
TECHNOLOGY - 13.84%
Applied Materials                                                17,100
653,005
Beckman Coulter Inc.                                             30,000
1,258,125
Computer Associates International                                21,000
409,500
Honeywell International Inc.                                     13,400
633,987
International Business Machines                                   9,300
790,500
Microsoft Corp.                                                  15,700
680,987
Motorola Inc.                                                    10,800
218,700
NCR Corp.                                                        22,300
1,095,487
Sabre Group Holding Inc.                                         28,906
1,246,570
                                                                         ----
-------

6,986,861
                                                                         ----
-------

TRANSPORTATION - .51%
America West Holdings Corp. Class B*                             20,000
256,250
                                                                         ----
-------

Total Common Stocks (cost $44,429,822)
49,055,795
                                                                         ----
-------



SHORT-TERM INVESTMENTS - 2.05%
                                                              PRINCIPAL
VALUE
VARIABLE RATE DEMAND NOTES(1) - 2.05%

Firstar Bank (6.396% due 12/31/31)                           $1,034,298
1,034,298
                                                                         ----
-------

Total Short-Term Investments (cost $1,034,298)
1,034,298
                                                                         ----
-------

TOTAL INVESTMENTS - 99.22% (cost $45,464,120) (2)
50,090,093
                                                                         ----
-------

OTHER ASSETS AND LIABILITIES - .78%
394,798
                                                                         ----
-------

TOTAL NET ASSETS - 100%
$50,484,891

===========

*Non-income producing

(1) Interest rates vary periodically based on current market rates. Rates shown are as of December 31, 2000. The maturity shown for each variable rate demand note is the later of the next scheduled interest adjustment date or the date on which principal can be recovered through demand. Information shown is as of December 31, 2000.

(2) Represents cost for federal income tax purposes which is substantially the same for financial reporting purposes.
     Gross unrealized appreciation and depreciation of securities at December 31, 2000 was $8,060,321 and ($3,434,348) respectively.


The accompanying notes are an integral part of the financial statements.

SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
SCHEDULE OF INVESTMENTS

DECEMBER 31, 2000

                                                               BOND PORTFOLIO

U.S. TREASURY OBLIGATIONS - 31.38%
                                                            PRINCIPAL
VALUE
U.S. TREASURY NOTES & BONDS - 31.38%
7.750% due 02/15/01                                        $ 1,000,000  $
1,002,070
0.000% due 08/15/02                                            481,000
443,607
5.875% due 11/15/05                                          3,800,000
3,928,907
5.625% due 02/15/06                                          1,100,000
1,125,829
7.000% due 07/15/06                                            361,000
393,021
5.750% due 08/15/10                                            250,000
262,012
                                                                        -----
------

7,155,446
                                                                        -----
------
 Total U.S. Treasury Obligations  (cost $6,963,901)
7,155,446
                                                                        -----
------

MORTGAGE-BACKED SECURITIES - 4.72%

FEDERAL NATIONAL
MORTGAGE ASSOCIATION -4.72%
(6.500% due 02/01/29)                                        1,090,164
1,076,264
                                                                        -----
------
Total Mortgage-Backed Securities (cost $1,030,375)
1,076,264
                                                                        -----
------

COLLATERALIZED MORTGAGE OBLIGATIONS -9.53%


 PRIVATE SECTOR - 9.53%
CMC2 Securities Corp.  1993 E 1 E 1CP
 (0.000% due 12/25/08)                                          45,596
38,018
Capstead Mortgage Securities Corp C-4
(10.950% due 02/01/14)                                          17,712
17,712
CMSI 2000-2 B3 (7.500% due 05/25/30)                           156,356
130,679
BOAMS 1999-3 B3 (6.250% due 05/25/14)                          216,485
201,781
NMFC 1998-4 B3 (6.250% due 10/25/2028)                         322,703
282,278
NSCOR 1998-16 B1 (6.500% due 06/25/13)                         268,537
263,451
PNCMS 1999-91P (0.000% due 09/25/29)                         1,106,049
835,470
RFMSI 2000-S1 B1 (7.500% due 01/25/30)                         187,116
156,218
RFMSI 2000-S7 M3 (8.000% due 06/25/30)                         249,057
247,762
                                                                        -----
------

2,173,369
                                                                        -----
------

Total Collateralized Mortgage Obligations  (cost $1,751,595)
2,173,369
                                                                        -----
------
ASSET-BACKED SECURITIES - 2.61%

COMMERCIAL MORTGAGE-BACKED SECURITIES- 2.61%
Chase Commercial Mortgage Sec. (6.600% due 12/19/07)           627,885
594,748
                                                                        -----
------

Total Asset-Backed Securities  (cost $605,445)
594,748
                                                                        -----
------
CORPORATE BONDS AND NOTES - 49.00%

AIR TRANSPORTATION - 2.90%
Continental Airlines (7.820% due 10/15/13)                     207,676
210,110
Midway Air Lines (8.140% due 01/02/13)                         233,085
223,757
NWA Trust No. 2 Class B (10.230% due 12/21/12)                 201,600
226,683
                                                                        -----
------

660,550
                                                                        -----
------

BANK, BANK HOLDING COMPANIES, & OTHER BANK
SERVICES- 8.22%
Ahmanson Capital Trust (8.360% due 12/01/26)                   361,000
330,437
Banc Tec Inc. (7.500% due 06/01/08)                            361,000
90,250
Erac USA Finance (7.950% due 12/15/09)                         240,000
237,856
GS Escrow Corp. (6.750% due 08/01/01)                           72,000
71,477
GS Escrow Corp. (7.000% due 08/01/03)                          240,000
231,342
Household Finance Corp. (7.200% due 07/15/06)                  361,000
366,114
NationsBank Corp. (7.625% due 04/15/05)                        240,000
248,963
Sovereign Bancorp (10.500% due 11/15/06)                        60,000
59,100
Svenska Handelsbanken (7.125% due 03/07/07)                    250,000
239,342
                                                                        -----
------

1,874,881
                                                                        -----
------
BASIC MATERIALS - 1.11%
IMC Global Nts. (7.625% due 11/01/05)                          300,000
248,364
LTV Corp. Sr. Nts. (11.750% due 11/15/09) * +                  240,000
4,800
                                                                        -----
------

253,164
                                                                        -----
------

COMMUNICATIONS SERVICES - .51%
Charter Communications Sr. Nt. (10.250% due 01/15/10)          120,000
117,000
                                                                        -----
------


CONSUMER CYCLICAL - 1.71%
Dillard's, Inc. (7.375% due 06/01/06)                          138,000
105,741
Federal-Mogul Co. (7.375% due 01/15/06)                        240,000
37,200
Visteon Corp. (8.250% due 08/01/10)                            250,000
246,498
                                                                        -----
------

389,439
                                                                        -----
------
CONSUMER NON-DURABLE - 2.11%
Qwest Communications (0.000% due 02/01/08)                      10,000
8,723
Sequa Corp. Sr. Nts. (9.000% due 08/01/09)                     240,000
238,200
World Color Press Inc. Sr. Nts. (7.750% due 02/15/09)          240,000
234,705
           481,628

ELECTRIC - 4.49%
Calpine Corp. (8.625% due 08/15/10)                            500,000
484,249
Carolina Power & Light Sr. Nts. (5.950% due 03/01/09)          240,000
226,341
Niagara Mohawk Power (8.000% due 06/01/04)                     300,000
311,988
                                                                        -----
------

1,022,578
                                                                        -----
------
ENERGY - 3.40%
Louis Dreyfus Nts. (6.875% due 12/01/07)                       361,000
357,734
Mitchell Energy Development Corp.
(6.750% due 02/15/04)                                          421,000
417,504
                                                                        -----
------

775,238
                                                                        -----
------
ENTERTAINMENT & LEISURE - 1.44%
Royal Caribbean (7.000% due 10/15/07)                          361,000
328,941
                                                                        -----
------

FOOD, BEVERAGE, & TOBACCO - .99%
RJR Nabisco Inc.  (7.550% due 06/15/15)                        240,000
226,249
                                                                        -----
------

HEALTH CARE - 1.60%
Universal Health Services Sr. Nts.
(8.750% due 08/15/05)                                          361,000
364,707
                                                                        -----
------
INSURANCE - 4.12%
Fairfax Financial Holdings (7.375% due 03/15/06)               240,000
207,680
Farmers Insurance Exchange (8.500% due 08/01/04)               240,000
252,450
Prudential Ins. Surplus Nts. (8.100% due 07/15/15)             240,000
248,234
USF&G Capital  (8.470% due 01/10/27)                           240,000
231,407
                                                                        -----
------

939,771
                                                                        -----
------

MEDIA & CABLE - 4.92%
CF Cable TV Inc. (9.125% due 07/15/07)                         240,000
264,248
CSC Holdings Sr. Nt. (8.125% due 08/15/09)                     361,000
367,862
Continental Cablevision (8.300% due 05/15/06)                  240,000
257,154
Diamond Cable Co. (13.250% due 09/30/04)                       250,000
232,500
                                                                        -----
------

1,121,764
                                                                        -----
------

MEDIA CONGLOMERATE - 2.58%
News American Holdings (6.625% due 01/09/08)                   361,000
336,908
Viacom Inc. Sr. Nts. (7.750% due 06/01/05)                     240,000
250,084
                                                                        -----
------

586,992
                                                                        -----
------

REAL ESTATE - 3.09%
Colonial Properties Sr. Nts. (8.050% due 07/15/06)             361,000
363,050
Healthcare Properties Nts. (6.875% due 06/08/05)               361,000
342,393
                                                                        -----
------

705,443
                                                                        -----
------

TELECOMMUNICATIONS - 5.81%
360 Communications Sr. Nts. (7.500% due 03/01/06)              361,000
367,427
British Telecomm (8.125% due 12/15/10)                         250,000
253,381
Call-Net Enterprises (0.000% due 05/15/09)                     240,000
48,000
Deutsche Telecom (8.000% due 06/15/10)                         250,000
254,540
Global Crossing Holdings (9.625% due 05/15/08)                 240,000
225,600
Talton Holdings Inc. Sr. Nts. (11.000% due 06/30/07)           240,000
175,200
                                                                        -----
------

1,324,148
                                                                        -----
------

Total Corporate Bonds and Notes (cost $12,482,955)
11,172,493
                                                                        -----
------

SHORT-TERM INVESTMENTS - 1.69%

VARIABLE RATE DEMAND NOTES (1) - 1.69%

Firstar Bank (6.396% due 12/31/31)                             385,262
385,262
                                                                        -----
------

Total Short-Term Investments (cost $385,262)
385,262
                                                                        -----
------

TOTAL INVESTMENTS - 98.93% (cost $23,219,533)(2)
22,557,582
                                                                        -----
------

OTHER ASSETS AND LIABILITIES - 1.07%
244,212
                                                                        -----
------

TOTAL NET ASSETS - 100.00%                                              $
22,801,794

============

* Non-Income Producing
+ Defaulted Security


(1) Interest rates vary periodically based on current market rates. Rates shown are as of December 31, 2000. The maturity shown for each variable rate demand note is the later of the next scheduled interest adjustment date or the date on which principal can be recovered through demand. Information shown is as of December 31, 2000.

(2) Represents cost for federal income tax purposes which is substantially the same for financial reporting purposes. Gross unrealized appreciation and depreciation of securities at December 31, 2000 was $675,342 and ($1,337,293) respectively.





SUMMIT MUTUTAL FUNDS, INC. - Pinnacle Series
SCHEDULE OF INVESTMENTS
S&P 500 INDEX PORTFOLIO
DECEMBER 31, 2000

COMMON STOCKS - 99.94%
                                                           SHARES      VALUE
BASIC INDUSTRIES - 2.39%
Air Products & Chemicals                                     2,226  $
91,266
Alcan Aluminium Ltd.                                         3,138
107,280
Alcoa Inc.                                                   8,400
281,400
Allegheny Technologies Inc.                                    780
12,383
Avery Dennison Corp.                                         1,071
58,771
Ball Corp.                                                     274
12,621
Barrick Gold Corp.                                           3,844
62,965
Bemis Company                                                  516
17,318
Boise Cascade                                                  556
18,696
Dow Chemical                                                 6,588
241,286
DuPont (E.I.)                                               10,128
489,300
Eastman Chemical                                               745
36,319
Engelhard Corp.                                              1,240
25,265
*FMC Corp.                                                     295
21,148
*Freeport-McMoRan Copper & Gold                              1,442
12,347
Georgia-Pacific Group                                        2,182
67,915
Great Lakes Chemical                                           487
18,110
Hercules, Inc.                                               1,043
19,882
Homestake Mining                                             2,555
10,699
*Inco, Ltd.                                                  1,764
29,565
International Paper                                          4,674
190,758
Louisiana Pacific                                            1,011
10,236
Mead Corp.                                                     977
30,653
Millipore Corp.                                                449
28,287
Newmont Mining                                               1,633
27,863
Nucor Corp.                                                    756
30,004
*Pactiv Corporation                                          1,534
18,983
Phelps Dodge                                                   764
42,641
Placer Dome Inc.                                             3,180
30,608
Potlatch Corp.                                                 276
9,263
PPG Industries                                               1,638
75,860
Praxair, Inc.                                                1,540
68,338
Rohm & Haas                                                  2,133
77,455
Sealed Air Corp.                                               812
24,766
Sherwin-Williams                                             1,559
41,021
Sigma-Aldrich                                                  749
29,445
Temple-Inland                                                  477
25,579
Union Carbide                                                1,312
70,602
USX-U.S. Steel Group                                           862
15,516
Vulcan Materials                                               980
46,918
Westvaco Corp.                                                 977
28,516
Weyerhaeuser Corp.                                           2,128
107,993
Willamette Industries                                        1,060
49,754
Worthington Ind.                                               832
6,708
 .                                                                   ---------
---

2,722,303
 .                                                                   ---------
---
CAPITAL GOODS - 9.34%
*Allied Waste Industries                                     1,911
27,829
Boeing Company                                               8,628
569,448
Briggs & Stratton                                              209
9,274
Caterpillar Inc.                                             3,338
157,929
Cooper Industries                                              906
41,619
Corning Inc.                                                 8,931
471,668
Crane Company                                                  586
16,664
Cummins Engine Co., Inc.                                       403
15,289
Danaher Corp.                                                1,377
94,152
Deere & Co.                                                  2,278
104,361
Dover Corp.                                                  1,972
79,989
Emerson Electric                                             4,148
326,914
*Fluor Corp.                                                   734
24,268
General Dynamics                                             1,934
150,852
General Electric                                            96,230
4,613,026
Goodrich (B.F.)                                                989
35,975
Grainger (W.W.) Inc.                                           912
33,288
Honeywell International Inc.                                 7,744
366,388
Illinois Tool Works                                          2,934
174,756
Ingersoll-Rand                                               1,558
65,241
ITT Industries, Inc.                                           853
33,054
Lockheed Martin Corp.                                        4,183
142,013
Masco Corp.                                                  4,334
111,330
*Maxim Integrated Products                                   2,760
131,963
McDermott International                                        587
6,310
Minnesota Mining & Manufacturing Co.                         3,830
461,515
*Navistar International Corp.                                  575
15,058
Northrop Grumman Corp.                                         697
57,851
PACCAR Inc.                                                    742
36,544
Pall Corp.                                                   1,195
25,468
Parker-Hannifin                                              1,130
49,861
PerkinElmer, Inc.                                              484
50,820
Pitney-Bowes                                                 2,448
81,090
Raytheon Co.                                                 3,301
102,537
Rockwell International                                       1,782
84,868
*Solectron Corp.                                             6,181
209,536
Textron Inc.                                                 1,381
64,217
*Thermo Electron                                             1,748
52,003
Thomas & Betts                                                 563
9,114
Timken Co.                                                     582
8,803
TRW Inc.                                                     1,207
46,771
Tyco International                                          16,986
942,722
United Technologies                                          4,548
357,587
Waste Management                                             6,037
167,527
Xerox Corp.                                                  6,481
29,975
 .                                                                   ---------
---

10,657,467
 .                                                                   ---------
---
CONSUMER DURABLES - 1.17%
Black & Decker Corp.                                           789
30,968
Brunswick Corp.                                                848
13,939
Centex Corp.                                                   573
21,523
Cooper Tire & Rubber                                           704
7,480
Dana Corp.                                                   1,435
21,973
Delphi Automotive Systems                                    5,436
61,155
Eaton Corp.                                                    679
51,052
Ford Motor                                                  18,201
426,587
General Motors                                               5,486
279,443
Genuine Parts                                                1,680
43,995
Goodyear Tire & Rubber                                       1,530
35,175
Harley-Davidson                                              2,942
116,945
Johnson Controls                                               833
43,316
Kaufman & Broad Home Corp.                                     416
14,014
Leggett & Platt                                              1,904
36,057
Maytag Corp.                                                   747
24,137
Pulte Corp.                                                    395
16,664
Snap-On Inc.                                                   565
15,749
Stanley Works                                                  834
26,010
Visteon Corp.                                                1,271
14,617
Whirlpool Corp.                                                646
30,806
 .                                                                   ---------
---

1,331,605
 .                                                                   ---------
---

CONSUMER NON-DURABLES - 7.23%
Alberto-Culver                                                 542
23,204
Anheuser-Busch                                               8,760
398,580
Archer-Daniels-Midland                                       6,149
92,235
Avon Products                                                2,310
110,591
Brown-Forman Corp.                                             664
44,156
Campbell Soup                                                4,089
141,582
Clorox Co.                                                   2,287
81,189
Coca Cola Co.                                               24,082
1,467,497
Coca-Cola Enterprises                                        4,057
77,083
Colgate-Palmolive                                            5,557
358,704
ConAgra Foods Inc.                                           5,179
134,654
Coors (Adolph)                                                 358
28,752
Eastman Kodak                                                2,915
114,778
Fortune Brands, Inc.                                         1,502
45,060
General Mills                                                2,744
122,280
Gillette Co.                                                10,229
369,523
Hasbro Inc.                                                  1,673
17,776
Heinz (H.J.)                                                 3,368
159,770
Hershey Foods                                                1,321
85,039
International Flavors & Fragrances                             949
19,277
Kellogg Co.                                                  3,939
103,399
Kimberly-Clark                                               5,185
366,528
Liz Claiborne, Inc.                                            503
20,937
Mattel, Inc.                                                 4,144
59,839
Newell Rubbermaid Inc.                                       2,588
58,877
NIKE Inc.                                                    2,623
146,396
PepsiCo Inc.                                                14,019
694,817
Philip Morris                                               21,594
950,136
Procter & Gamble                                            12,661
993,094
Quaker Oats                                                  1,273
123,958
Ralston-Ralston Purina Group                                 2,981
77,879
*Reebok International                                          555
15,174
Sara Lee Corp.                                               8,097
198,883
Tupperware Corp.                                               559
11,425
Unilever N.V.                                                5,550
349,303
UST Inc.                                                     1,582
44,395
V.F. Corp.                                                   1,104
40,009
Wrigley (Wm) Jr.                                             1,096
105,011
 .                                                                   ---------
---

8,251,790
 .                                                                   ---------
---
CONSUMER SERVICES - 11.67%
Albertson's                                                  4,088
108,332
*America Online                                             22,685
789,438
American Greetings Class A                                     617
5,823
*AutoZone Inc.                                               1,237
35,255
*Bed Bath & Beyond                                           2,748
61,487
*Best Buy Co., Inc.                                          2,016
59,598
Carnival Corp.                                               5,676
174,892
*Cendant Corporation                                         7,079
68,135
Circuit City Group                                           1,995
22,943
*Clear Channel Communications                                5,678
275,028
*Comcast Class A Special                                     8,767
366,022
*Consolidated Stores                                         1,082
11,496
*Convergys Corp.                                             1,497
67,833
*Costco Wholesale Corp.                                      4,343
173,449
CVS Corp.                                                    3,804
228,002
Darden Restaurants                                           1,159
26,512
Deluxe Corp.                                                   704
17,790
Dillard's Inc.                                                 893
10,549
Dollar General                                               3,199
60,381
Donnelley (R.R.) & Sons                                      1,185
31,995
Dow Jones & Co.                                                849
48,075
Ecolab Inc.                                                  1,233
53,250
*Federated Department Stores                                 1,960
68,600
Gannett Co.                                                  2,560
161,440
Gap (The)                                                    8,251
210,401
Harcourt General Inc.                                          710
40,612
*Harrah's Entertainment                                      1,133
29,883
Hilton Hotels                                                3,577
37,559
Home Depot                                                  22,491
1,027,558
Interpublic Group                                            2,988
127,177
*K mart                                                      4,694
24,937
Knight-Ridder Inc.                                             712
40,495
*Kohl's Corp.                                                3,221
196,481
*Kroger Co.                                                  7,993
216,311
Limited, Inc.                                                4,133
70,519
Longs Drug Stores                                              363
8,757
Lowe's Cos.                                                  3,718
165,451
Marriott Int'l.                                              2,330
98,443
May Department Stores                                        2,891
94,680
McDonald's Corp.                                            12,734
432,956
McGraw-Hill                                                  1,897
111,212
Meredith Corp.                                                 485
15,611
National Service Ind.                                          396
10,172
New York Times Class A                                       1,579
63,259
Nordstrom                                                    1,252
22,771
*Office Depot                                                2,893
20,613
Omnicom Group                                                1,719
142,462
Penney (J.C.)                                                2,545
27,677
*Qwest Communication International                          16,083
659,403
RadioShack Corp.                                             1,805
77,277
*Robert Half International                                   1,725
45,713
*Sabre Holdings Corporation                                  1,255
54,122
*Safeway Inc.                                                4,866
304,125
Sears, Roebuck & Co.                                         3,245
112,764
*Staples Inc.                                                4,409
52,081
*Starbucks Corp.                                             1,816
80,358
Starwood Hotels & Resorts                                    1,875
66,094
Supervalu Inc.                                               1,285
17,829
Sysco Corp.                                                  6,490
194,700
Target Corp.                                                 8,698
280,511
Tiffany & Co.                                                1,416
44,781
Time Warner Inc.                                            12,892
673,478
TJX Companies Inc.                                           2,731
75,785
*Toys R Us Holding Cos.                                      1,981
33,058
Tribune Co.                                                  2,935
124,004
*TRICON Global Restaurants                                   1,420
46,860
*Viacom Inc.                                                14,693
686,898
Walgreen Co.                                                 9,838
411,351
Wal-Mart Stores                                             43,378
2,304,450
Walt Disney Co.                                             20,244
585,811
Wendy's International                                        1,104
28,980
Winn-Dixie                                                   1,355
26,253
*Yahoo! Inc.                                                 5,423
163,029
 .                                                                   ---------
---

13,312,037
 .                                                                   ---------
---
ENERGY - 6.55%
Amerada Hess                                                   860
62,834
Anadarko Petroleum                                           2,416
171,729
Apache Corp.                                                 1,199
84,005
Ashland Inc.                                                   679
24,369
Baker Hughes                                                 3,224
133,998
Burlington Resources                                         2,091
105,596
Chevron Corp.                                                6,233
526,299
Conoco Inc.                                                  6,052
175,121
Devon Energy Corp.                                           1,246
75,969
Dynegy Inc.                                                  3,138
175,924
EOG Resources                                                1,134
62,016
Exxon Mobil Corp.                                           33,759
2,934,923
Halliburton Co.                                              4,296
155,730
Kerr-McGee                                                     916
61,315
Massey Energy Co.                                              734
9,359
*Nabors Industries                                           1,427
84,407
Occidental Petroleum                                         3,587
86,985
Phillips Petroleum                                           2,479
140,993
*Rowan Cos.                                                    916
24,732
Royal Dutch Petroleum                                       20,824
1,261,151
Schlumberger Ltd.                                            5,560
444,453
Sunoco Inc.                                                    825
27,792
Texaco Inc.                                                  5,342
331,872
Tosco Corp.                                                  1,405
47,682
Transocean Sedco Forex Inc.                                  2,046
94,116
Unocal Corp.                                                 2,359
91,264
USX-Marathon Group                                           3,015
83,666
 .                                                                   ---------
---

7,478,300
 .                                                                   ---------
---

FINANCIAL - 17.49%
AFLAC Inc.                                                   2,575
185,883
Allstate Corp.                                               7,102
309,381
Ambac Financial Group                                        1,022
59,595
American Express                                            12,916
709,573
American General                                             2,441
198,942
American International Group                                22,606
2,228,104
AmSouth Bancorporation                                       3,645
55,586
Aon Corp.                                                    2,487
85,180
Bank of America Corp.                                       15,806
725,100
Bank of New York                                             7,190
396,798
Bank One Corp.                                              11,235
411,482
BB&T Corporation                                             3,851
143,690
Bear Stearns Cos.                                            1,036
52,512
Block H&R                                                      888
36,741
Capital One Financial                                        1,912
125,834
Charles Schwab                                              13,437
381,275
Charter One Financial                                        2,018
58,270
*Chase Manhattan                                            12,725
578,192
Chubb Corp.                                                  1,697
146,791
CIGNA Corp.                                                  1,490
197,127
Cincinnati Financial                                         1,562
61,797
CIT Group Inc.                                               2,543
51,178
Citigroup Inc.                                              48,818
2,492,766
Comerica Inc.                                                1,522
90,369
Conseco Inc.                                                 3,159
41,659
Countrywide Credit Industries                                1,108
55,677
Fannie Mae                                                   9,783
848,675
Federal Home Loan Mtg.                                       6,750
464,906
Fifth Third Bancorp                                          4,485
267,979
First Union Corp.                                            9,513
264,580
Firstar Corporation                                          9,227
214,528
FleetBoston Financial Corp.                                  8,789
330,137
Franklin Resources Inc.                                      2,365
90,107
Golden West Financial                                        1,536
103,680
Hartford Financial Service Group                             2,189
154,598
Household International                                      4,572
251,460
Huntington Bancshares                                        2,436
39,433
J.P. Morgan Chase & Co.                                      1,554
257,187
Jefferson-Pilot                                              1,001
74,825
KeyCorp                                                      4,135
115,780
Lehman Brothers Holdings                                     2,316
156,620
Lincoln National                                             1,860
88,001
Loews Corp.                                                    957
99,109
Marsh & McLennan                                             2,671
312,507
MBIA Inc.                                                      955
70,789
MBNA Corp.                                                   8,272
305,547
Mellon Financial Corp.                                       4,739
233,100
Merrill Lynch                                                7,867
536,431
MetLife Inc.                                                 7,425
259,875
MGIC Investment                                              1,036
69,865
Moody's Corp.                                                1,578
40,535
Morgan Stanley, Dean Witter & Co.                           10,883
862,478
National City Corp.                                          5,908
169,855
Northern Trust Corp.                                         2,153
175,604
Old Kent Financial                                           1,344
58,800
PNC Financial Services Group                                 2,806
205,013
Progressive Corp.                                              713
73,885
Providian Financial Corp.                                    2,776
159,620
Regions Financial Corp                                       2,151
58,749
SAFECO Corp.                                                 1,239
40,732
SouthTrust Corp.                                             1,633
66,443
St. Paul Cos.                                                2,114
114,817
State Street Corp.                                           1,568
194,761
Stilwell Financial                                           2,159
85,146
Summit Bancorp                                               1,692
64,613
SunTrust Banks                                               2,876
181,188
Synovus Financial                                            2,760
74,348
T. Rowe Price Associates                                     1,178
49,789
Torchmark Corp.                                              1,226
47,124
U.S. Bancorp                                                 7,314
213,477
Union Planters                                               1,308
46,761
UNUMProvident Corp.                                          2,339
62,861
USA Education Inc.                                           1,593
108,324
Wachovia Corp.                                               1,975
114,797
Washington Mutual, Inc.                                      5,237
277,888
Wells Fargo & Co.                                           16,599
924,357
 .                                                                   ---------
---

19,961,186
 .                                                                   ---------
---

HEALTH CARE - 14.04%
Abbott Labs                                                 15,021
727,580
*Aetna Inc.                                                  1,372
56,338
Allergan, Inc.                                               1,276
123,533
*ALZA Corp. Class A                                          2,298
97,665
American Home Products                                      12,727
808,801
*Amgen                                                      10,031
641,357
Bard (C.R.) Inc.                                               493
22,955
Bausch & Lomb                                                  518
20,947
Baxter International Inc.                                    2,856
252,221
Becton, Dickinson                                            2,459
85,143
*Biogen, Inc.                                                1,436
86,250
Biomet, Inc.                                                 1,731
68,699
*Boston Scientific                                           3,936
53,874
Bristol-Myers Squibb                                        18,989
1,403,999
Cardinal Health, Inc.                                        2,710
269,984
*Chiron Corp.                                                1,859
82,726
*Forest Laboratories                                           851
113,077
*Guidant Corp.                                               2,988
161,165
HCA-The Healthcare Co.                                       5,365
236,114
*HCR Manor Care                                                995
20,522
*HEALTHSOUTH Corp.                                           3,751
61,188
*Humana Inc.                                                 1,642
25,041
IMS Health Inc.                                              2,851
76,977
Johnson & Johnson                                           13,499
1,418,234
*King Pharmaceuticals                                        1,639
84,716
Lilly (Eli) & Co.                                           10,947
1,018,755
McKesson HBOC Inc.                                           2,757
98,949
*MedImmune Inc.                                              2,046
97,569
Medtronic Inc.                                              11,668
704,456
Merck & Co.                                                 22,396
2,096,826
Pfizer, Inc.                                                61,271
2,818,466
Pharmacia Corp.                                             12,524
763,964
*Quintiles Transnational                                     1,119
23,429
Schering-Plough                                             14,198
805,737
*St Jude Medical                                               825
50,686
Stryker Corp.                                                1,899
96,070
*Tenet Healthcare Corp.                                      3,079
136,823
United Health Group Inc.                                     3,096
190,017
*Watson Pharmaceuticals                                        998
51,085
*WellPoint Health Networks                                     607
69,957
 .                                                                   ---------
---

16,021,895
 .                                                                   ---------
---

UTILITIES - 8.58%
*AES Corp.                                                   4,453
246,585
Alllegheny Energy Inc.                                       1,072
51,657
ALLTEL Corp.                                                 3,036
189,560
Ameren Corp.                                                 1,332
61,688
American Electric Power                                      3,127
145,406
AT&T Corp.                                                  36,451
631,058
BellSouth                                                   18,142
742,688
*Calpine Corp.                                               2,736
123,291
CenturyTel, Inc.                                             1,365
48,799
CINergy Corp.                                                1,543
54,198
CMS Energy                                                   1,173
37,169
Coastal Corp.                                                2,090
184,573
Consolidated Edison Holdings                                 2,058
79,233
Constellation Energy Group                                   1,461
65,836
Dominion Resources                                           2,079
139,293
DTE Energy Co.                                               1,385
53,928
Duke Energy                                                  3,581
305,280
Edison International                                         3,164
49,438
El Paso Energy                                               2,255
161,514
Enron Corp.                                                  7,250
602,656
Entergy Corp.                                                2,164
91,564
Exelon Corp.                                                 3,092
217,089
FirstEnergy Corp.                                            2,189
69,090
FPL Group                                                    1,717
123,195
GPU Inc.                                                     1,178
43,365
KeySpan Corp.                                                1,307
55,384
Kinder Morgan, Inc.                                          1,111
57,980
*NEXTEL Communications                                       7,398
183,101
*Niagara Mohawk Holdings Inc.                                1,556
25,966
NICOR Inc.                                                     443
19,132
NiSource Inc.                                                1,979
60,865
ONEOK Inc.                                                     283
13,619
Peoples Energy                                                 342
15,305
PG&E Corp.                                                   3,759
75,180
Pinnacle West Capital                                          822
39,148
PPL Corporation                                              1,407
63,579
Progress Energy, Inc.                                          968
436
Progress Energy, Inc.                                        3,229
158,833
Public Serv. Enterprise Inc.                                 2,082
101,237
Reliant Energy                                               2,862
123,960
SBC Communications Inc.                                     32,873
1,569,685
Sempra Energy                                                1,986
46,175
Southern Co.                                                 6,563
218,220
Sprint Corp. FON Group                                       8,587
174,423
*Sprint Corp. PCS Group                                      9,054
185,041
TXU Corp.                                                    2,506
111,047
Verizon Communications                                      26,212
1,313,877
Williams Cos.                                                4,273
170,653
*WorldCom Inc.                                              27,960
393,188
Xcel Energy Inc.                                             3,307
96,110
 .                                                                   ---------
---

9,790,297
 .                                                                   ---------
---
TECHNOLOGY - 20.81%
*Adaptec, Inc.                                                 959
9,830
*ADC Telecommunications                                      7,496
135,865
Adobe Systems                                                2,334
135,810
*Advanced Micro Devices                                      3,043
42,031
*Agilent Technologies                                        4,399
240,845
*Altera Corp.                                                3,849
101,277
*American Power Conversion                                   1,891
23,401
*Analog Devices                                              3,472
177,723
*Andrew Corp.                                                  788
17,139
*Apple Computer                                              3,155
46,931
Applera Corp.-PE Biosystems Group                            2,043
192,170
*Applied Materials                                           7,877
300,803
Applied Micro Circuits Corp.                                 2,964
222,350
Autodesk, Inc.                                                 559
15,058
Automatic Data Processing Inc.                               6,129
388,042
*Avaya Inc.                                                  2,702
27,864
*BMC Software                                                2,384
33,376
*Broadcom Corporation                                        2,284
191,856
*BroadVision Inc.                                            2,613
30,866
*Cabletron Systems                                           1,789
26,947
*Ceridian Corp.                                              1,414
28,192
*Cisco Systems                                              69,896
2,673,522
*Citrix Systems                                              1,799
40,478
COMPAQ Computer                                             16,509
248,460
Computer Associates International                            5,638
109,941
*Computer Sciences Corp.                                     1,635
98,304
*Compuware Corp.                                             3,546
22,163
*Comverse Technology                                         1,598
173,583
*Conexant Systems                                            2,212
34,010
*Dell Computer                                              25,123
438,082
Electronic Data Systems                                      4,541
262,243
*EMC Corp.                                                  21,249
1,413,059
Equifax Inc.                                                 1,375
39,445
First Data                                                   3,836
202,109
*Gateway, Inc.                                               3,140
56,489
*Global Crossing                                             8,601
123,102
Hewlett-Packard                                             19,203
606,095
Intel Corp.                                                 65,359
1,964,853
International Business Machines                             17,037
1,448,145
*Intuit Inc.                                                 2,003
78,993
*JDS Uniphase Corp.                                          9,338
389,278
*KLA-Tencor Corp.                                            1,806
60,840
*Lexmark International Inc.                                  1,234
54,682
Linear Technology Corp.                                      3,075
142,219
*LSI Logic                                                   3,100
52,979
Lucent Technologies                                         32,432
437,832
*Mercury Interactive                                           785
70,846
*Micron Technology                                           5,509
195,570
*Microsoft Corp.                                            51,785
2,246,174
Molex Inc.                                                   1,899
67,415
Motorola Inc.                                               21,213
429,563
*National Semiconductor                                      1,734
34,897
*NCR Corp.                                                     936
45,981
*Network Appliance                                           3,069
196,991
Nortel Networks Corp. Holdings Co.                          30,081
964,472
*Novell Inc.                                                 3,187
16,632
*Novellus Systems                                            1,276
45,856
*Oracle Corp.                                               54,360
1,579,838
*Palm Inc.                                                   5,495
155,573
*Parametric Technology                                       2,644
35,529
Paychex Inc.                                                 3,615
175,779
*PeopleSoft Inc.                                             2,772
103,084
*Power-One Inc.                                                762
29,956
*QLogic Corp.                                                  888
68,376
*QUALCOMM Inc.                                               7,260
596,681
*Sanmina Corp.                                               1,470
112,639
*Sapient Corp.                                               1,178
14,062
Scientific-Atlanta                                           1,564
50,928
*Siebel Systems, Inc.                                        4,171
282,064
*Sun Microsystems                                           31,271
871,679
Symbol Technologies                                          1,421
51,156
Tektronix Inc.                                                 918
30,925
*Tellabs, Inc.                                               3,986
225,209
*Teradyne, Inc.                                              1,694
63,102
Texas Instruments                                           16,800
795,900
*Unisys Corp.                                                3,039
44,445
*Veritas Software                                            3,787
331,363
*Vitesse Semiconductor                                       1,744
96,465
*Xilinx, Inc.                                                3,201
147,646
 .                                                                   ---------
---

23,736,078
 .                                                                   ---------
---
TRANSPORTATION - .67%
*AMR Corp.                                                   1,463
57,331
Burlington Northern Santa Fe Corp.                           3,834
108,550
CSX Corp.                                                    2,107
54,650
Delta Air Lines                                              1,194
59,924
*FedEx Corporation                                           2,768
110,610
Norfolk Southern Corp.                                       3,725
49,589
Ryder System                                                   580
9,643
Southwest Airlines                                           4,873
163,392
Union Pacific                                                2,406
122,105
*USAirways Group Inc.                                          651
26,406
 .                                                                   ---------
---

762,200
 .                                                                   ---------
---
Total Common Stocks
(cost $ 71,136,658)
114,025,158
 .                                                                   ---------
---

UNIT INVESTMENT TRUST - .15%
S&P 500 Depositary Receipts                                  1,297
170,673
 .                                                                   ---------
---
Total Unit Investment Trust
(cost $170,673)
170,673
 .                                                                   ---------
---

*Non-income producing



                                                         PRINCIPAL     VALUE
SHORT-TERM INVESTMENTS - .18%
VARIABLE RATE DEMAND NOTES(1) - .18%
Firstar Bank (6.396% due 12/31/31)                        $209,776
$209,776
 .                                                                   ---------
---
Total Short-Term Investments
(cost $209,776)
209,776
 .                                                                   ---------
---
TOTAL INVESTMENTS - 100.27%
(cost $71,517,107)(2)
114,405,607
 .                                                                   ---------
---
OTHER ASSETS AND LIABILITIES - (.27%)
(302,684)
 .                                                                   ---------
---
TOTAL NET ASSETS - 100%
$114,102,923

(1) Interest rates vary periodically based on current market rates.
    Rates shown are as of December 31, 2000. The maturity shown for each variable rate demand note is the later of the next scheduled interest adjustment date or the date on which principal can be recovered through demand. Information shown is as of December 31, 2000.

(2) Represents cost for federal income tax purposes which is substantially the same for financial reporting purposes.
    Gross unrealized appreciation and depreciation of securities as of December 31, 2000 was $49,293,581 and ($6,405,081), respectively.

SUMMIT MUTUAL FUNDS, INC. - Pinnacle Series
SCHEDULE OF INVESTMENTS
S&P MIDCAP 400 INDEX PORTFOLIO
DECEMBER 31, 2000

COMMON STOCKS - 81.94%
                                                            SHARES      VALUE
BASIC INDUSTRIES - 3.82%
*Airgas Inc.                                                   921  $
6,274
AK Steel Hldg. Corp.                                         1,488
13,020
Albemarle Corp.                                                633
15,667
Bowater Inc.                                                   692
39,009
Cabot Corp.                                                    917
24,186
*Cabot Microelectronics Corp.                                  326
16,932
Carpenter Technology                                           304
10,640
Crompton Corporation                                         1,558
16,359
*Cytec Industries                                              555
22,165
Ferro Corp.                                                    473
10,879
Fuller (H.B.) Co.                                              195
7,693
Georgia Pacific Co Timber GR                                 1,107
33,141
Harsco Corp.                                                   552
13,628
IMC Global Inc.                                              1,587
24,698
Kaydon Corp.                                                   413
10,273
Kennametal Inc.                                                418
12,174
Longview Fibre                                                 714
9,639
Lubrizol Corp.                                                 720
18,540
Lyondell Chemical Co.                                        1,626
24,898
Martin Marietta Materials                                      646
27,326
*MAXXAM Inc.                                                    93
1,412
Minerals Technologies                                          280
9,573
NCH Corp.                                                       73
2,774
Olin Corp.                                                     618
13,673
P.H. Glatfelter Co.                                            586
7,296
Pentair Corp.                                                  672
16,254
Precision Castparts                                            686
28,855
Rayonier Inc.                                                  374
14,890
RPM Inc.                                                     1,411
12,082
Ryerson Tull, Inc.                                             342
2,822
Schulman (A.), Inc.                                            408
4,692
*Sequa Corp.                                                   143
5,202
Solutia Inc.                                                 1,432
17,184
Sonoco Products    1,376    29,756
*Unifi, Inc.    744    6,650
USG Corp.    600    13,500
Valspar Corp.    588    18,922
Wausau-Mosinee Paper    709    7,179
Westpoint Stevens    684    5,123
 .                                                                   ---------
---

574,980
 .                                                                   ---------
---
CAPTIAL GOODS - 4.60%
AGCO Corp.                                                     824
9,991
*Albany International                                          424
5,698
*American Standard Cos.                                        958
47,241
Ametek, Inc.                                                   444
11,516
Avnet, Inc                                                   1,275
27,413
Carlisle Companies                                             418
17,948
Donaldson Co.                                                  617
17,160
*Dycom Industries                                              579
20,808
Federal Signal                                                 626
12,285
*Flowserve Corp.                                               517
11,051
Granite Construction                                           377
10,909
*Grant Prideco                                               1,501
32,928
HON Industries                                                 832
21,216
Hubbell Inc. (Class B)                                         820
21,730
*Jacobs Engineering Group                                      363
16,766
*KEMET Corp.                                                 1,210
18,301
*Litton Industries                                             626
49,258
*MasTec Inc.                                                   658
13,160
Miller (Herman)                                              1,082
31,108
Newport News Shipbuilding                                      488
25,376
Nordson Corporation                                            446
11,373
*Ogden Corp.                                                   686
10,547
Pittston Brink's Group                                         716
14,231
Reynolds & Reynolds                                          1,060
21,465
Stewart & Stevenson Services                                   387
8,786
Tecumseh Products Co.                                          261
10,946
Trinity Industries                                             516
12,900
*UCAR International                                            624
6,084
Wallace Computer Services                                      562
9,554
*Waters Corporation                                          1,788
149,298
York International                                             525
16,111
 .                                                                   ---------
---

693,158
 .                                                                   ---------
---

CONSUMER DURABLES - 2.44%
ArvinMeritor Inc.                                              982
11,170
Bandag Inc.                                                    286
11,601
Borg-Warner Automotive                                         362
14,480
Callaway Golf Co.                                            1,025
19,091
Clayton Homes                                                1,902
21,873
*Furniture Brands International                                686
14,449
*GTECH Holdings Corp.                                          478
9,829
Hillenbrand Industries                                         864
44,496
*International Game Technology                               1,002
48,095
*Lear Corporation                                              890
22,083
Lennar Corp.                                                   865
31,356
Modine Mfg.                                                    404
8,383
*Mohawk Industries                                             727
19,902
Shaw Industries                                              1,716
32,497
*SPX Corp.                                                     438
47,386
Superior Industries                                            357
11,268
*Sybron Dental Specialties                                       0
6
 .                                                                   ---------
---

367,965
 .                                                                   ---------
---

CONSUMER NON-DURABLES - 4.61%
*Blyth Inc.                                                    663
15,995
Carter-Wallace                                                 625
20,859
Church & Dwight                                                527
11,726
Cintas Corporation                                           2,332
124,031
Dean Foods                                                     491
15,068
Dial Corp.                                                   1,312
14,432
Dole Foods                                                     772
12,642
*Dun & Bradstreet Corp.                                      1,128
29,187
*Energizer Holdings Inc.                                     1,321
28,236
Flowers Industries                                           1,384
21,798
Hormel Foods Corp.                                           1,929
35,928
IBP, Inc.                                                    1,460
39,055
Interstate Bakeries                                            696
9,788
*Jones Apparel Group                                         1,650
53,109
Lancaster Colony                                               521
14,621
Lance, Inc.                                                    400
5,063
McCormick & Co.                                                946
34,115
*Perrigo Co.                                                 1,016
8,414
RJ Reynolds Tobacco Holdings                                 1,402
68,348
Sensient Technologies                                          674
15,334
Smucker (J.M.)                                                 332
9,279
*Suiza Foods Corp.                                             375
18,000
Tyson Foods                                                  3,113
39,691
Universal Corp.                                                380
13,300
*Whitman Corp.                                               2,201
36,041
 .                                                                   ---------
---

694,060
 .                                                                   ---------
---
CONSUMER SERVICES - 10.88%
*Abercrombie & Fitch Co.                                     1,370
27,400
*ACNielsen                                                     799
28,964
*American Eagle Outfitters                                     638
26,956
*AmerSource Health 'A'                                         716
36,158
*Apollo Group                                                1,052
51,745
Banta Corp.                                                    339
8,617
*Barnes & Noble                                                888
23,532
Belo Corp.                                                   1,572
25,152
*BJ's Wholesale Club                                         1,001
38,413
Bob Evans Farms                                                481
10,251
*Borders Group                                               1,087
12,704
*Brinker International                                         905
38,236
*Catalina Marketing                                            767
29,865
CBRL Group, Inc.                                               783
14,241
*CDW Computer Centers                                        1,209
33,701
*Chris-Craft Industries                                        484
32,186
Claire's Stores                                                709
12,718
Delhaize America Inc.                                            1
18
*DeVRY Inc.                                                    963
36,353
*Dollar Tree Stores                                          1,492
36,554
Dreyer's Grand Ice Cream                                       390
12,578
*Emmis Communications                                          649
18,618
Family Dollar Stores                                         2,367
50,743
Fastenal Company                                               524
28,755
Galileo International                                        1,227
24,540
*Gartner Group                                               1,187
7,526
Harte-Hanks, Inc.                                              928
21,982
*Hispanic Broadcasting 'A'                                   1,506
38,403
Houghton Mifflin                                               415
19,246
International Speedway                                         735
27,930
Kelly Services                                                 494
11,671
*Korn/Ferry International                                      521
11,071
*Lands' End                                                    419
10,525
Lee Enterprises                                                606
18,066
Lone Star Steakhouse                                           345
3,321
*Mandalay Resort Group                                       1,048
22,991
Manpower Inc.                                                1,047
39,786
Media General                                                  315
11,466
*Modis Professional Service                                  1,335
5,507
*NCO Group Inc.                                                354
10,753
*Neiman-Marcus Group 'A'                                       656
23,329
*NOVA Corp.                                                    903
18,004
*Outback Steakhouse                                          1,061
27,453
*Papa John's International                                     317
7,053
*Park Place Entertainment                                    4,113
49,099
*Payless ShoeSource Inc. Holding Co.                           306
21,650
*Price Communications                                          775
13,030
*Quanta Services                                               789
25,396
Readers Digest Assoc.                                        1,420
55,558
Rollins, Inc.                                                  415
8,326
Ross Stores                                                  1,136
19,170
Ruddick Corp.                                                  639
7,309
*Saks Incorporated                                           1,955
19,550
*Scholastic Corp.                                              237
21,004
*Six Flags                                                   1,088
18,700
*Sotheby's Holdings                                            815
18,898
*Sylvan Learning Systems                                       515
7,628
*Tech Data Corp.                                               742
20,069
True North Communications                                      694
29,495
*United Rentals Inc.                                           972
13,061
*Univision Communications                                    2,855
116,873
*Valassis Communication                                        740
23,356
Viad Corp.                                                   1,275
29,325
Washington Post                                                130
80,194
*Westwood One Inc.                                           1,514
29,239
*Williams-Sonoma Inc.                                          770
15,400
 .                                                                   ---------
---

1,637,411
 .                                                                   ---------
---
ENERGY - 5.95%
*BJ Services                                                 1,148
79,067
*Cooper Cameron Corp.                                          746
49,283
ENSCO International                                          1,916
65,264
*Global Marine                                               2,433
69,036
*Hanover Compressor Holding Co.                                817
36,408
Helmerich & Payne                                              689
30,230
Murphy Oil                                                     623
37,653
*National-Oilwell Inc.                                       1,110
42,943
Noble Affiliates                                               773
35,558
*Noble Drilling Corp.                                        1,857
80,663
Ocean Energy Inc.                                            2,317
40,258
Pennzoil-Quaker State                                        1,086
13,982
*Pioneer Natural Resources                                   1,404
27,641
Puget Energy, Inc.                                           1,184
32,930
*Smith International                                           697
51,970
Tidewater Inc.                                                 771
34,213
Ultramar Diamond Shamrock                                    1,202
37,112
Valero Energy                                                  841
31,275
*Varco International                                         1,306
28,406
*Weatherford International Inc                               1,519
71,773
 .                                                                   ---------
---

895,665
 .                                                                   ---------
---
FINANCIAL - 13.07%
*Affiliated Computer Services                                  734
44,545
Allmerica Financial                                            734
53,215
American Financial Group Holding                               916
24,331
*AmeriCredit Corp.                                           1,080
29,430
Associated Banc-Corp                                           923
28,036
Astoria Financial                                              689
37,421
Banknorth Group Inc.                                         2,003
39,935
*BISYS Group                                                   783
40,814
City National Corp.                                            660
25,616
Comdisco, Inc.                                               2,104
24,065
Compass Bancshares                                           1,672
39,919
Dime Bancorp Inc.                                            1,500
44,344
*E*Trade Group                                               4,318
31,845
Edwards (A.G.), Inc.                                         1,118
53,035
Everest Re Group                                               634
45,410
First Tennessee National                                     1,781
51,538
First Virginia Banks                                           637
30,576
FirstMerit Corp.                                             1,213
32,429
Gallagher (Arthur J.)                                          544
34,612
GATX Corp.                                                     660
32,918
Greater Bay Bancorp                                            553
22,673
Greenpoint Financial Corp.                                   1,397
57,190
Hibernia Corp.                                               2,192
27,948
Horace Mann Educators                                          560
11,970
*Investment Technology Group                                   435
18,161
Investors Financial SVS                                        413
35,518
Legg Mason                                                     855
46,598
Leucadia National Corp.                                        764
27,074
M&T Bank Corp.                                               1,284
87,310
Marshall & Ilsley Corp.                                      1,438
73,094
Mercantile Bankshares                                          967
41,762
National Commerce Bancorp                                    2,840
70,290
Neuberger Berman Inc.                                          674
54,636
North Fork Bancorp.                                          2,264
55,610
Ohio Casualty                                                  830
8,300
Old Republic International                                   1,629
52,128
Pacific Century Financial Corp.                              1,099
19,439
PMI Group                                                      612
41,425
Protective Life Corp.                                          892
28,767
Provident Financial Group Inc.                                 674
25,275
Radian Group                                                   523
39,258
Roslyn Bancorp                                                 851
23,243
*Silicon Valley Bancshares                                     676
23,364
Sovereign Bancorp                                            3,127
25,407
TCF Financial                                                1,111
49,509
The MONY Group                                                 638
31,541
Unitrin, Inc.                                                  939
38,147
Waddell & Reed Financial                                     1,157
43,532
Webster Financial Corp.                                        676
19,139
Westamerica Bancorp                                            504
21,672
Wilmington Trust Corp.                                         447
27,742
Zions Bancorp                                                1,203
75,112
 .                                                                   ---------
---

1,966,868
 .                                                                   ---------
---
HEALTH CARE - 10.71%
*Apogent Technologies Inc.                                   1,454
29,807
*Apria Healthcare Group                                        726
21,599
*Barr Laboratories                                             487
35,521
Beckman Coulter Inc.                                           822
34,473
Bergen Brunswig                                              1,863
29,491
*Cor Therapeutics                                              752
26,461
*Covance Inc.                                                  799
8,589
Dentsply International                                         712
27,857
*Edwards Lifesciences Corp.                                    811
14,395
*Express Scripts 'A'                                           532
54,397
*First Health Group Inc.                                       658
30,638
*Genzyme Corp.                                               1,312
117,998
*Gilead Sciences                                               650
53,909
*Health Management Assoc.                                    3,357
69,658
*Health Net Inc.                                             1,693
44,335
ICN Pharmaceuticals                                          1,101
33,787
*IDEC Pharmaceuticals                                          661
125,301
*INCYTE Genomics Inc.                                          887
22,064
*IVAX Corp.                                                  2,204
84,413
*Lincare Holdings                                              720
41,085
*Millennium Pharmaceuticals                                  2,939
181,850
*MiniMed Inc.                                                  892
37,492
Mylan Laboratories                                           1,726
43,474
Omnicare, Inc.                                               1,274
27,550
*Oxford Health Plans                                         1,191
47,045
*PacifiCare Health System                                      472
7,080
*Protein Design Labs                                           599
52,038
*Quest Diagnostics                                             639
90,738
*Quorom Health Group                                           989
15,577
*Sepracor Inc.                                               1,019
81,647
*STERIS Corp.                                                  938
15,125
*Trigon Healthcare Inc.                                        519
40,385
*Vertex Pharmaceuticals                                        816
58,344
*VISX Inc.                                                     840
8,768
 .                                                                   ---------
---

1,612,891
 .                                                                   ---------
---
UTILITIES - 7.15%
AGL Resources Ltd.                                             749
16,525
Allete                                                       1,030
25,557
Alliant Energy                                               1,092
34,808
American Water Works                                         1,361
39,979
Black Hills                                                    317
14,186
*BroadWing Inc.                                              2,989
68,187
Cleco Corp. Holding Co.                                        311
17,027
Conectiv                                                     1,225
24,577
DPL Incorporated                                             1,771
58,775
DQE, Inc.                                                      773
25,316
Energy East                                                  1,632
32,130
Hawaiian Electric Industries                                   454
16,883
IDACORP Inc. Holding Co.                                       517
25,365
IPALCO Enterprises                                           1,216
29,412
Kansas City Power & Light                                      855
23,459
MCN Energy Group Inc.                                        1,247
34,526
Montana Power                                                1,461
30,316
National Fuel Gas                                              543
34,175
Northeast Utilities                                          1,986
48,161
NSTAR                                                          733
31,427
OGE Energy Corp.                                             1,076
26,295
Potomac Electric Power                                       1,540
38,053
Public Service of New Mexico                                   540
14,479
Questar Corp.                                                1,113
33,460
SCANA Corp.                                                  1,448
42,807
Sierra Pacific Resources                                     1,085
17,428
TECO Energy                                                  1,741
56,365
Telephone & Data Systems                                       813
73,167
UtiliCorp United                                             1,289
39,959
Vectren Corporation                                            849
21,756
Western Resources                                              967
23,994
WGL Holdings Inc.                                              642
19,541
Wisconsin Energy                                             1,673
37,747
 .                                                                   ---------
---

1,075,842
 .                                                                   ---------
---
TECHNOLOGY - 17.33%
*3Com Corp.                                                  4,842
41,157
*Acxiom Corp.                                                1,230
47,893
*Adtran Inc.                                                   535
11,369
*Advanced Fibre Communications                               1,115
20,140
*ANTEC Corporation                                             527
4,167
*Arrow Electronics                                           1,358
38,873
*Atmel Corp.                                                 6,448
74,958
*Avocent Corp.                                                 594
16,038
*Cadence Design Systems                                      3,399
93,473
*Checkfree Corp.                                             1,054
44,795
*ChoicePoint Inc.                                              561
36,781
*Cirrus Logic                                                1,066
19,988
*CommScope, Inc.                                               708
11,726
*Concord EFS Inc.                                            2,987
131,231
*Credence Systems                                              730
16,790
*CSG Systems International                                     726
34,077
*Cypress Semiconductor                                       1,818
35,792
Dallas Semiconductor                                           840
21,525
Diebold, Inc.                                                  988
32,975
*DSP Group                                                     374
7,872
*DST Systems Inc.                                            1,727
115,709
*Electronic Arts                                             1,828
77,919
*FIserv Inc.                                                 1,711
81,166
Harris Corp.                                                   929
28,451
Henry (Jack) & Assoc., Inc.                                    595
36,964
*Imation Corp.                                                 487
7,549
*InFocus Corp.                                                 532
7,847
*Informix Corp.                                              3,868
11,483
*Integrated Devices Tech                                     1,467
48,594
*International Rectifier                                       857
25,710
*Jabil Circuit                                               2,631
66,762
*Keane Inc.                                                    953
9,292
*L-3 Communications Holdings                                   461
35,497
*Lam Research                                                1,724
24,998
*Lattice Semiconductor                                       1,485
27,287
*Legato Systems Inc.                                         1,207
8,977
*Macromedia Inc.                                               730
44,348
*Macrovision Corp.                                             686
50,775
*Mentor Graphics                                               893
24,502
*Micrel Inc.                                                 1,178
39,684
*Microchip Technology                                        1,649
36,175
*MIPS Technologies                                             535
13,634
*National Instruments                                          780
37,879
*Network Associates Inc.                                     1,903
7,969
*NVIDIA Corp.                                                  905
29,653
*Plantronics Inc.                                              681
32,007
*Plexus Corp.                                                  553
16,806
*Polycom Inc.                                                1,043
33,572
*Powerwave Technologies                                        874
51,129
*Quantum Corp.-DSSG Stock                                    2,060
27,424
*Rational Software                                           2,613
101,744
*Retek Inc.                                                    661
16,112
*RF Micro Devices, Inc.                                      2,243
61,542
*SanDisk Corporation                                           930
25,808
*Sawtek Inc.                                                   589
27,204
*SCI Systems Inc.                                            2,018
53,225
SEI Corp.                                                      737
82,544
*Semtech Corp.                                                 920
20,298
*Sensormatic Electronics                                     1,070
21,467
*Storage Technology                                          1,416
12,744
*Structural Dynamics Research                                  491
4,910
*SunGard Data Systems                                        1,838
86,616
*Sybase Inc.                                                 1,212
24,013
*Sykes Enterprises                                             559
2,481
*Symantec Corp.                                                845
28,202
*Synopsys Inc.                                                 897
42,551
Teleflex                                                       529
23,375
*Titan Corp.                                                   745
12,106
*Transaction Systems Architects                                457
5,284
*TranSwitch Corp.                                            1,142
44,681
*TriQuint Semiconductor                                      1,085
47,401
*Vishay Intertechnology                                      1,907
28,843
*Wind River Systems                                          1,006
34,330
 .                                                                   ---------
---

2,608,863
 .                                                                   ---------
---
TRANSPORTATION - 1.38%
Airborne, Inc.                                                 664
6,474
*Alaska Air Group                                              365
10,859
Alexander & Baldwin                                            559
14,674
*Atlas Air                                                     528
17,226
C.H. Robinson Worldwide                                      1,168
36,719
CNF Inc.                                                       672
22,722
*EGL Inc.                                                      646
15,464
Expeditors International                                       711
38,171
*Hunt(J.B.) Transport Service Inc.                             486
8,171
Overseas Shipholding Group                                     470
10,781
*Swift Transportation                                          874
17,316
*Wisconsin Central Transportation                              641
9,655
 .                                                                   ---------
---

208,232
 .                                                                   ---------
---
Total Common Stocks
(cost $11,607,180)
12,335,935
 .                                                                   ---------
---

UNIT INVESTMENT TRUST - 3.04%

S&P MidCap 400 Depositary Receipts                           4,847
457,436
 .                                                                   ---------
---
Total Unit Investment Trust
(cost $457,436)
457,436
 .                                                                   ---------
---
*Non-income producing





SHORT-TERM INVESTMENTS(3) - 13.84%
                                                         PRINCIPAL      VALUE
VARIABLE RATE DEMAND NOTES(1) - 9.58%
Firstar Bank (6.396% due 12/31/31)                        $597,556  $
597,556
Sara Lee (6.246% due 12/31/31)                             569,623
569,623
Wisconsin Corp.(6.316% due 12/31/31)                       154,782
154,782
Wisconsin Electric (6.235% due 12/31/31)                   119,933
119,933
 .                                                                   ---------
---

1,441,894
 .                                                                   ---------
---
U.S. TREASURY BILL - 4.26%
U.S. Treasury Bill (6.018% due 03/22/01)                   650,000
641,998
 .                                                                   ---------
---
Total Short-Term Investments
(cost $2,083,892)
2,083,892
 .                                                                   ---------
---
TOTAL INVESTMENTS - 98.82%
(cost $14,148,508)(2)
14,877,263
 .                                                                   ---------
---
OTHER ASSETS AND LIABILITIES(3) - 1.18%
177,161
 .                                                                   ---------
---
TOTAL NET ASSETS - 100%                                             $
15,054,424
 .                                                                   ---------
---


(1) Interest rates vary periodically based on current market rates. Rates shown are as of December 31, 2000. The maturity shown for each variable rate demand note is the later of the next scheduled interest adjustment date or the date on which principal can be recovered through demand. Informationshown is as of December 31, 2000.

(2) Represents cost for federal income tax purposes which is substantially the same for financial reporting purposes.
    Gross Unrealized appreciation and depreciation of securities as of December 31, 2000 was $2,796,787 and ($2,068,032), respectively.

(3) Securities and other current assets with an aggregate value of $2,090,600 have been segregated with the custodian or designated to cover margin requirements for the open futures contracts as of December 31, 2000:

                                                             Unrealized
                                                            Appreciation/
Type                                         Contracts      (Depreciation)
--------------------------------------------------------------------------
Standard & Poor's MidCap 400 Index (3/01)        8             $14,350

SUMMIT MUTUAL FUNDS, INC. - Pinnacle Series
SCHEDULE OF INVESTMENTS
BALANCED INDEX PORTFOLIO
DECEMBER 31, 2000

COMMON STOCKS - 55.20%
                                                           SHARES      VALUE
BASIC INDUSTRIES - 1.31%
Air Products & Chemicals                                       152  $
6,232
Alcan Aluminium Ltd.                                           216
7,385
Alcoa Inc.                                                     571
19,129
Allegheny Technologies Inc.                                     55
873
Avery Dennison Corp.                                            74
4,061
Ball Corp.                                                      20
921
Barrick Gold Corp.                                             262
4,292
Bemis Company                                                   35
1,175
Boise Cascade                                                   38
1,278
Dow Chemical                                                   447
16,371
DuPont (E.I.)                                                  693
33,469
Eastman Chemical                                                51
2,486
Engelhard Corp.                                                 84
1,712
*FMC Corp.                                                      20
1,434
*Freeport-McMoRan Copper & Gold                                106
908
Georgia-Pacific Group                                          154
4,793
Great Lakes Chemical                                            36
1,339
Hercules, Inc.                                                  71
1,353
Homestake Mining                                               172
720
*Inco, Ltd.                                                    120
2,011
International Paper                                            319
13,019
Louisiana Pacific                                               69
699
Mead Corp.                                                      68
2,134
Millipore Corp.                                                 30
1,890
Newmont Mining                                                 111
1,894
Nucor Corp.                                                     56
2,223
*Pactiv Corporation                                            112
1,386
Phelps Dodge                                                    52
2,902
Placer Dome Inc.                                               217
2,089
Potlatch Corp.                                                  19
638
PPG Industries                                                 115
5,326
Praxair, Inc.                                                  104
4,615
Rohm & Haas                                                    144
5,229
*Sealed Air Corp.                                               55
1,678
Sherwin-Williams                                               108
2,842
Sigma-Aldrich                                                   56
2,202
Temple-Inland                                                   35
1,877
Union Carbide                                                   89
4,789
USX-U.S. Steel Group                                            58
1,044
Vulcan Materials                                                67
3,208
Westvaco Corp.                                                  66
1,926
Weyerhaeuser Corp.                                             154
7,816
Willamette Industries                                           73
3,426
Worthington Ind.                                                57
460
 .                                                                   ---------
--

187,254
 .                                                                   ---------
--
CAPITAL GOODS - 5.17%
*Allied Waste Industries                                       125
1,820
Boeing Company                                                 600
39,600
Briggs & Stratton                                               15
666
Caterpillar Inc.                                               230
10,882
Cooper Industries                                               62
2,848
Corning Inc.                                                   629
33,219
Crane Company                                                   40
1,138
Cummins Engine Co., Inc.                                        27
1,024
Danaher Corp.                                                   94
6,427
Deere & Co.                                                    155
7,101
Dover Corp.                                                    134
5,435
Emerson Electric                                               282
22,225
*Fluor Corp.                                                    50
1,653
General Dynamics                                               133
10,374
General Electric                                             6,781
325,064
Goodrich (B.F.)                                                 67
2,437
Grainger (W.W.) Inc.                                            62
2,263
Honeywell International Inc.                                   528
24,981
Illinois Tool Works                                            199
11,853
Ingersoll-Rand                                                 107
4,481
ITT Industries, Inc.                                            58
2,248
Lockheed Martin Corp.                                          283
9,608
Masco Corp.                                                    297
7,629
*Maxim Integrated Products                                     187
8,941
McDermott International                                         40
430
Minnesota Mining & Manufacturing Co.                           262
31,571
*Navistar International Corp.                                   41
1,074
Northrop Grumman Corp.                                          46
3,818
PACCAR Inc.                                                     51
2,512
Pall Corp.                                                      82
1,748
Parker-Hannifin                                                 74
3,265
PerkinElmer, Inc.                                               32
3,360
Pitney-Bowes                                                   170
5,631
Raytheon Co.                                                   225
6,989
Rockwell International                                         124
5,906
*Solectron Corp.                                               414
14,035
Textron Inc.                                                    95
4,418
*Thermo Electron                                               114
3,392
Thomas & Betts                                                  38
615
Timken Co.                                                      40
605
TRW Inc.                                                        82
3,178
Tyco International                                           1,197
66,432
United Technologies                                            311
24,452
Waste Management                                               411
11,405
Xerox Corp.                                                    440
2,035
 .                                                                   ---------
--

740,788
 .                                                                   ---------
--
CONSUMER DURABLES - .65%
Black & Decker Corp.                                            56
2,198
Brunswick Corp.                                                 58
953
Centex Corp.                                                    39
1,465
Cooper Tire & Rubber                                            49
521
Dana Corp.                                                     101
1,547
Delphi Automotive Systems                                      372
4,185
Eaton Corp.                                                     48
3,609
Ford Motor                                                   1,283
30,069
General Motors                                                 387
19,713
Genuine Parts                                                  117
3,064
Goodyear Tire & Rubber                                         103
2,368
Harley-Davidson                                                201
7,990
Johnson Controls                                                57
2,964
Kaufman & Broad Home Corp.                                      32
1,078
Leggett & Platt                                                130
2,462
Maytag Corp.                                                    52
1,680
Pulte Corp.                                                     27
1,139
Snap-On Inc.                                                    39
1,087
Stanley Works                                                   58
1,809
Visteon Corp.                                                   86
989
Whirlpool Corp.                                                 48
2,289
 .                                                                   ---------
--

93,179
 .                                                                   ---------
--
CONSUMER NON DURABLES - 4.00%
Alberto-Culver                                                  37
1,584
Anheuser-Busch                                                 598
27,209
Archer-Daniels-Midland                                         417
6,255
Avon Products                                                  157
7,516
Brown-Forman Corp.                                              45
2,993
Campbell Soup                                                  279
9,660
Clorox Co.                                                     155
5,503
Coca Cola Co.                                                1,697
103,409
Coca-Cola Enterprises                                          278
5,282
Colgate-Palmolive                                              381
24,594
ConAgra Foods Inc.                                             350
9,100
Coors (Adolph)                                                  24
1,928
Eastman Kodak                                                  205
8,072
Fortune Brands, Inc.                                           105
3,150
General Mills                                                  193
8,601
Gillette Co.                                                   721
26,046
Hasbro Inc.                                                    114
1,211
Heinz (H.J.)                                                   233
11,053
Hershey Foods                                                   91
5,858
International Flavors & Fragrances                              68
1,381
Kellogg Co.                                                    268
7,035
Kimberly-Clark                                                 367
25,943
Liz Claiborne, Inc.                                             36
1,499
Mattel, Inc.                                                   281
4,058
Newell Rubbermaid Inc.                                         176
4,004
NIKE Inc.                                                      181
10,102
PepsiCo Inc.                                                   988
48,968
Philip Morris                                                1,512
66,528
Procter & Gamble                                               865
67,848
Quaker Oats                                                     87
8,472
Ralston-Ralston Purina Gp                                      203
5,303
*Reebok International                                           37
1,012
Sara Lee Corp.                                                 575
14,123
Tupperware Corp.                                                38
777
Unilever N.V.                                                  378
23,790
UST Inc.                                                       107
3,003
V.F. Corp.                                                      75
2,718
Wrigley (Wm) Jr.                                                75
7,186
 .                                                                   ---------
--

572,774
 .                                                                   ---------
--
CONSUMER SERVICES - 6.45%
Albertson's                                                    280
7,420
*America Online                                              1,599
55,645
American Greetings Class A                                      43
406
*AutoZone Inc.                                                  88
2,508
*Bed Bath & Beyond                                             186
4,162
*Best Buy Co., Inc.                                            135
3,991
Carnival Corp.                                                 400
12,325
*Cendant Corporation                                           477
4,591
Circuit City Group                                             134
1,541
*Clear Channel Communications                                  380
18,406
*Comcast Class A Special                                       593
24,758
*Consolidated Stores                                            73
776
*Convergys Corp.                                               101
4,577
*Costco Wholesale Corp.                                        295
11,782
CVS Corp.                                                      258
15,464
Darden Restaurants                                              82
1,876
Deluxe Corp.                                                    48
1,213
Dillard's Inc.                                                  62
732
Dollar General                                                 218
4,115
Donnelley (R.R.) & Sons                                         81
2,187
Dow Jones & Co.                                                 59
3,341
Ecolab Inc.                                                     86
3,714
*Federated Department Stores                                   141
4,935
Gannett Co.                                                    176
11,099
Gap (The)                                                      563
14,357
Harcourt General Inc.                                           47
2,688
*Harrah's Entertainment                                         81
2,136
Hilton Hotels                                                  243
2,552
Home Depot                                                   1,585
72,415
Interpublic Group                                              199
8,470
*K mart                                                        318
1,689
Knight-Ridder Inc.                                              51
2,901
*Kohl's Corp.                                                  216
13,176
*Kroger Co.                                                    552
14,939
Limited, Inc.                                                  284
4,846
Longs Drug Stores                                               26
627
Lowe's Cos.                                                    253
11,259
Marriott International                                         158
6,676
May Department Stores                                          204
6,681
McDonald's Corp.                                               883
30,022
McGraw-Hill                                                    129
7,563
Meredith Corp.                                                  33
1,062
National Service Ind.                                           27
694
New York Times Class A                                         112
4,487
Nordstrom                                                       89
1,619
*Office Depot                                                  209
1,489
Omnicom Group                                                  117
9,696
Penney (J.C.)                                                  173
1,881
*Qwest Communication International                           1,133
46,453
RadioShack Corp.                                               123
5,266
*Robert Half International                                     111
2,942
*Sabre Holdings Corporation                                     85
3,666
*Safeway Inc.                                                  328
20,500
Sears, Roebuck & Co.                                           233
8,097
*Staples Inc.                                                  320
3,780
*Starbucks Corp.                                               121
5,354
Starwood Hotels & Resorts                                      122
4,301
Supervalu Inc.                                                  87
1,207
Sysco Corp.                                                    440
13,200
Target Corp.                                                   603
19,447
Tiffany & Co.                                                   96
3,036
Time Warner Inc.                                               908
47,434
TJX Companies Inc.                                             198
5,495
*Toys R Us Holding Cos.                                        143
2,386
Tribune Co.                                                    204
8,619
*TRICON Global Restaurants                                      97
3,201
*Viacom Inc.                                                 1,008
47,124
Walgreen Co.                                                   666
27,847
Wal-Mart Stores                                              3,057
162,398
Walt Disney Co.                                              1,427
41,294
Wendy's International                                           75
1,969
Winn-Dixie                                                      96
1,860
*Yahoo! Inc.                                                   359
10,792
 .                                                                   ---------
--

923,157
 .                                                                   ---------
--
ENERGY - 3.62%
Amerada Hess                                                    60
4,384
Anadarko Petroleum                                             160
11,373
Apache Corp.                                                    80
5,605
Ashland Inc.                                                    47
1,687
Baker Hughes                                                   218
9,061
Burlington Resources                                           142
7,171
Chevron Corp.                                                  431
36,393
Conoco Inc.                                                    413
11,951
Devon Energy Corp.                                              81
4,939
Dynegy Inc.                                                    201
11,269
EOG Resources                                                   75
4,102
Exxon Mobil Corp.                                            2,379
206,819
Halliburton Co.                                                293
10,621
Kerr-McGee                                                      62
4,150
Massey Energy Co.                                               50
638
*Nabors Industries                                              98
5,797
Occidental Petroleum                                           244
5,917
Phillips Petroleum                                             168
9,555
*Rowan Cos.                                                     62
1,674
Royal Dutch Petroleum                                        1,467
88,845
Schlumberger Ltd.                                              376
30,057
Sunoco Inc.                                                     59
1,988
Texaco Inc.                                                    365
22,676
Tosco Corp.                                                     96
3,258
Transocean Sedco Forex Inc.                                    139
6,394
Unocal Corp.                                                   161
6,229
USX-Marathon Group                                             206
5,717


518,270
 .                                                                   ---------
--

FINANCIAL - 9.63%
AFLAC Inc.                                                     175
12,633
Allstate Corp.                                                 492
21,433
Ambac Financial Group                                           70
4,082
American Express                                               883
48,510
American General                                               164
13,366
American International Group                                 1,593
157,010
AmSouth Bancorporation                                         260
3,965
Aon Corp.                                                      169
5,788
Bank of America Corp.                                        1,096
50,279
Bank of New York                                               488
26,932
Bank One Corp.                                                 792
29,007
BB&T Corporation                                               259
9,664
Bear Stearns Cos.                                               73
3,700
Block H&R                                                       65
2,689
Capital One Financial                                          129
8,490
Charles Schwab                                                 947
26,871
Charter One Financial                                          145
4,187
*Chase Manhattan                                               897
40,757
Chubb Corp.                                                    116
10,034
CIGNA Corp.                                                    108
14,288
Cincinnati Financial                                           106
4,194
CIT Group Inc.                                                 174
3,502
Citigroup Inc.                                               3,439
175,599
Comerica Inc.                                                  103
6,116
Conseco Inc.                                                   215
2,835
Countrywide Credit Industries                                   75
3,769
Fannie Mae                                                     666
57,776
Federal Home Loan Mtg.                                         460
31,683
Fifth Third Bancorp                                            307
18,343
First Union Corp.                                              648
18,023
Firstar Corporation                                            641
14,903
FleetBoston Financial Corp.                                    596
22,387
Franklin Resources Inc.                                        161
6,134
Golden West Financial                                          105
7,088
Hartford Financial ServiceGroup                                142
10,029
Household International                                        313
17,215
Huntington Bancshares                                          161
2,606
J.P. Morgan Chase & Co.                                        107
17,709
Jefferson-Pilot                                                 68
5,083
KeyCorp                                                        287
8,036
Lehman Brothers Holdings                                       160
10,820
Lincoln National                                               127
6,009
Loews Corp.                                                     65
6,732
Marsh & McLennan                                               178
20,826
MBIA Inc.                                                       65
4,818
MBNA Corp.                                                     583
21,535
Mellon Financial Corp.                                         325
15,986
Merrill Lynch                                                  554
37,776
MetLife Inc.                                                   523
18,305
MGIC Investment                                                 70
4,721
Moody's Corp.                                                  107
2,749
Morgan Stanley, Dean Witter & Co.                              748
59,279
National City Corp.                                            401
11,529
Northern Trust Corp.                                           147
11,990
Old Kent Financial                                              91
3,981
PNC Financial Services Group                                   192
14,028
Progressive Corp.                                               48
4,974
Providian Financial Corp.                                      188
10,810
Regions Financial Corp.                                        146
3,988
SAFECO Corp.                                                    84
2,762
SouthTrust Corp.                                               111
4,516
St. Paul Cos.                                                  140
7,604
State Street Corp.                                             106
13,166
Stilwell Financial                                             147
5,797
Summit Bancorp                                                 116
4,430
SunTrust Banks                                                 200
12,600
Synovus Financial                                              187
5,037
T. Rowe Price Associates                                        80
3,381
Torchmark Corp.                                                 85
3,267
U.S. Bancorp                                                   497
14,506
Union Planters                                                  89
3,182
UNUMProvident Corp.                                            159
4,273
USA Education Inc.                                             104
7,072
Wachovia Corp.                                                 134
7,789
Washington Mutual, Inc.                                        362
19,209
Wells Fargo & Co.                                            1,170
65,154
 .                                                                   ---------
--

1,381,316
 .                                                                   ---------
--
HEALTH CARE - 7.78%
Abbott Labs                                                  1,058
51,247
*Aetna Inc.                                                     93
3,819
Allergan, Inc.                                                  86
8,326
*ALZA Corp. Class A                                            136
5,780
American Home Products                                         897
57,004
*Amgen                                                         679
43,414
Bard (C.R.) Inc.                                                33
1,537
Bausch & Lomb                                                   35
1,415
Baxter International Inc.                                      192
16,956
Becton, Dickinson                                              167
5,782
*Biogen, Inc.                                                   98
5,886
Biomet, Inc.                                                   122
4,842
*Boston Scientific                                             270
3,696
Bristol-Myers Squibb                                         1,338
98,928
Cardinal Health, Inc.                                          182
18,132
*Chiron Corp.                                                  116
5,162
*Forest Laboratories                                            55
7,308
*Guidant Corp.                                                 203
10,949
HCA-The Healthcare Co.                                         369
16,240
*HCR Manor Care                                                 68
1,403
*HEALTHSOUTH Corp.                                             255
4,160
*Humana Inc.                                                   111
1,693
IMS Health Inc.                                                196
5,292
Johnson & Johnson                                              951
99,914
*King Pharmaceuticals                                          109
5,634
Lilly (Eli) & Co.                                              747
69,518
McKesson HBOC Inc.                                             186
6,676
*MedImmune Inc.                                                138
6,581
Medtronic Inc.                                                 822
49,628
Merck & Co.                                                  1,578
147,740
Pfizer, Inc.                                                 4,317
198,581
Pharmacia Corp.                                                883
53,863
*Quintiles Transnational                                        76
1,591
Schering-Plough                                              1,000
56,750
*St Jude Medical                                                55
3,379
Stryker Corp.                                                  125
6,324
*Tenet Healthcare Corp.                                        207
9,199
United Health Group Inc.                                       214
13,134
*Watson Pharmaceuticals                                         64
3,276
*WellPoint Health Networks                                      41
4,725
 .                                                                   ---------
--

1,115,484
 .                                                                   ---------
--
UTILITIES - 4.74%
AES Corp.                                                      302
16,723
Alllegheny Energy Inc.                                          70
3,373
ALLTEL Corp.                                                   208
12,987
Ameren Corp.                                                    91
4,214
American Electric Power                                        213
9,905
AT&T Corp.                                                   2,569
44,476
BellSouth                                                    1,278
52,318
*Calpine Corp.                                                 200
9,013
CenturyTel, Inc.                                                93
3,325
CINergy Corp.                                                  105
3,688
CMS Energy                                                      80
2,535
Coastal Corp.                                                  141
12,452
Consolidated Edison Holdings                                   140
5,390
Constellation Energy Group                                      99
4,461
Dominion Resources                                             157
10,519
DTE Energy Co.                                                  94
3,660
Duke Energy                                                    243
20,716
Edison International                                           220
3,438
El Paso Energy                                                 153
10,959
Enron Corp.                                                    484
40,233
Entergy Corp.                                                  152
6,432
Exelon Corp.                                                   215
15,095
FirstEnergy Corp.                                              153
4,829
FPL Group                                                      118
8,467
GPU Inc.                                                        80
2,945
KeySpan Corp.                                                   93
3,941
Kinder Morgan, Inc.                                             65
3,392
*NEXTEL Communications                                         501
12,400
*Niagara Mohawk Holdings Inc.                                  114
1,902
NICOR Inc.                                                      31
1,339
NiSource Inc.                                                  140
4,301
ONEOK Inc.                                                      19
914
Peoples Energy                                                  23
1,029
PG&E Corp.                                                     255
5,100
Pinnacle West Capital                                           56
2,667
PPL Corporation                                                 95
4,293
Progress Energy, Inc.                                           65
29
Progress Energy, Inc.                                          219
10,749
Public Serv. Enterprise Inc.                                   143
6,953
Reliant Energy                                                 195
8,446
SBC Communications Inc.                                      2,316
110,588
Sempra Energy                                                  135
3,139
Southern Co.                                                   463
15,395
Sprint Corp. FON Group                                         580
11,781
*Sprint Corp. PCS Group                                        638
13,039
TXU Corp.                                                      174
7,710
Verizon Communications                                       1,847
92,581
Williams Cos.                                                  292
11,662
*WorldCom Inc.                                               1,970
27,703
Xcel Energy Inc.                                               223
6,481
 .                                                                   ---------
--

679,687
 .                                                                   ---------
--

TECHNOLOGY - 11.49%
*Adaptec, Inc.                                                  69
707
*ADC Telecommunications                                        528
9,570
Adobe Systems                                                  158
9,194
*Advanced Micro Devices                                        202
2,790
*Agilent Technologies                                          299
16,370
*Altera Corp.                                                  264
6,947
*American Power Conversion                                     128
1,584
*Analog Devices                                                234
11,978
*Andrew Corp.                                                   53
1,153
*Apple Computer                                                215
3,198
Applera Corp.-PE Biosystems Group                              138
12,981
*Applied Materials                                             534
20,392
Applied Micro Circuits Corp.                                   202
15,153
Autodesk, Inc.                                                  39
1,051
Automatic Data Processing Inc.                                 415
26,275
*Avaya Inc.                                                    179
1,846
*BMC Software                                                  161
2,254
*Broadcom Corporation                                          142
11,928
*BroadVision Inc.                                              168
1,985
*Cabletron Systems                                             120
1,808
*Ceridian Corp.                                                 96
1,914
*Cisco Systems                                               4,925
188,373
*Citrix Systems                                                122
2,745
COMPAQ Computer                                              1,163
17,503
Computer Associates International                              389
7,586
*Computer Sciences Corp.                                       111
6,674
*Compuware Corp.                                               238
1,488
*Comverse Technology                                           101
10,971
*Conexant Systems                                              144
2,214
*Dell Computer                                               1,770
30,864
Electronic Data Systems                                        308
17,787
*EMC Corp.                                                   1,497
99,551
Equifax Inc.                                                    93
2,668
First Data                                                     273
14,384
*Gateway, Inc.                                                 213
3,832
*Global Crossing                                               583
8,344
Hewlett-Packard                                              1,353
42,704
Intel Corp.                                                  4,605
138,438
International Business Machines                              1,172
99,620
*Intuit Inc.                                                   127
5,009
*JDS Uniphase Corp.                                            658
27,430
*KLA-Tencor Corp.                                              123
4,144
*Lexmark International Inc.                                     85
3,767
Linear Technology Corp.                                        206
9,528
*LSI Logic                                                     203
3,469
Lucent Technologies                                          2,285
30,848
*Mercury Interactive                                            53
4,783
*Micron Technology                                             367
13,029
*Microsoft Corp.                                             3,649
158,275
Molex Inc.                                                     130
4,615
Motorola Inc                                                 1,495
30,274
*National Semiconductor                                        117
2,355
*NCR Corp.                                                      63
3,095
*Network Appliance                                             201
12,902
Nortel Networks Corp. Holding Co.                            2,120
67,973
*Novell Inc.                                                   218
1,138
*Novellus Systems                                               86
3,091
*Oracle Corp.                                                3,830
111,309
*Palm Inc.                                                     373
10,562
*Parametric Technology                                         182
2,446
Paychex Inc.                                                   245
11,913
*PeopleSoft Inc.                                               182
6,768
*Power-One Inc.                                                 45
1,769
*QLogic Corp.                                                   50
3,850
*QUALCOMM Inc.                                                 490
40,272
*Sanmina Corp.                                                  98
7,509
*Sapient Corp.                                                  78
931
Scientific-Atlanta                                             105
3,419
*Siebel Systems, Inc.                                          294
19,882
*Sun Microsystems                                            2,203
61,409
Symbol Technologies                                             90
3,240
Tektronix Inc                                                   64
2,156
*Tellabs, Inc.                                                 271
15,312
*Teradyne, Inc.                                                114
4,247
Texas Instruments                                            1,184
56,092
*Unisys Corp.                                                  206
3,013
*Veritas Software                                              258
22,576
*Vitesse Semiconductor                                         120
6,638
*Xilinx, Inc.                                                  212
9,779
 .                                                                   ---------
--

1,647,641
 .                                                                   ---------
--

TRANSPORTATION - .36%
*AMR Corp.                                                      99
3,880
Burlington Northern Santa Fe Corp.                             270
7,644
CSX Corp.                                                      144
3,735
Delta Air Lines                                                 81
4,065
*FedEx Corporation                                             192
7,672
Norfolk Southern Corp.                                         253
3,368
Ryder System                                                    39
648
Southwest Airlines                                             328
10,998
Union Pacific                                                  164
8,323
*USAirways Group Inc.                                           44
1,785
 .                                                                   ---------
--

52,118
 .                                                                   ---------
--
Total Common Stocks
(cost $7,685,540)
7,911,668
 .                                                                   ---------
--

UNIT INVESTMENT TRUST - 3.95%
S&P 500 Depositary Receipts                                  4,321
566,861
 .                                                                   ---------
--
Total Unit Investment Trust
(cost $ 636,558)
566,861
 .                                                                   ---------
--


U.S. TREASURY OBLIGATIONS - 6.37%
                                                        PRINCIPAL       VALUE
U.S. Treasury Note
              (7.250% due 05/15/04)                      $ 100,000  $
106,441
U.S. Treasury Note
              (6.500% due 05/15/05)                        192,000
202,585
U.S. Treasury Note
              (7.000% due 07/15/06)                        120,000
130,644
U.S. Treasury Note
               (6.125% due 11/15/27)                       440,000
473,582
 .                                                                   ---------
--
Total U.S. Treasury Obligations
(cost $880,296)
913,252
 .                                                                   ---------
--

U.S. GOVERNMENT AGENCY OBLIGATIONS - 3.89%
FEDERAL HOME LOAN MORTGAGE CORPORATION
(5.750% due 07/15/03)                                      555,000
557,063
 .                                                                   ---------
--
Total U.S. Government Agency Obligations
(cost $549,994)
557,063
 .                                                                   ---------
--
MORTGAGE-BACKED SECURITIES - 15.99%
FEDERAL HOME LOAN MORTGAGE COPORATION
FNCI (6.500% due 07/01/14)                                 627,956
627,963
FNCI (7.000% due 07/01/29)                               1,662,000
1,664,448
 .                                                                   ---------
--

2,292,411
 .                                                                   ---------
--

Total Mortgage-Backed Securities
(cost $2,270,766)
2,292,411
 .                                                                   ---------
--
CORPORATE BONDS - 13.44%
AIR TRANSPORTATION - 1.03%
Delta Air Lines (7.900% due 12/15/09)                      154,000
147,134
 .                                                                   ---------
--

BANK, BANK HOLDING COMPANIES &
  OTHER BANK SERVICES - 2.69%
Erac USA Finance (7.950% due 12/15/09)                     154,000
152,624
Household Finance Corp. (7.200% due 07/15/06)              230,000
233,258
 .                                                                   ---------
--

385,882
 .                                                                   ---------
--

CAPITAL GOODS - 3.34%
Caterpillar Inc. (7.250% due 09/15/09)                     307,000
317,621
General Electric Corp. (6.875% due 11/15/10)               154,000
161,485
 .                                                                   ---------
--

479,106
 .                                                                   ---------
--

CONSUMER CYCLICALS - 1.07%
Ford Motor Credit Corp. (6.700% due 07/16/04)              154,000
153,580
 .                                                                   ---------
--

CONSUMER NON-DURABLE - 1.06%
Great Lakes Chemical (7.000% due 07/15/09)                 154,000
152,014
 .                                                                   ---------
--


MANUFACTURING - 2.03%
Champion International  Corp. (7.200% due 11/01/26)        138,000
135,838
Rohm & Haas Co. (6.950% due 07/15/04)                      154,000
155,471
 .                                                                   ---------
--

291,309
 .                                                                   ---------
--

UTILITIES - 2.22%
Sonat Inc. (7.625% due 07/15/11)                           307,000
318,090
 .                                                                   ---------
--
Total Corporate Bonds
(cost $ 1,904,113)
1,927,115
 .                                                                   ---------
--

SHORT-TERM INVESTMENTS(3) - .82%

VARIABLE RATE DEMAND NOTES(1) - .41%
Firstar Bank (5.439% due 12/31/31)                          58,316
58,316
 .                                                                   ---------
--
U.S. TREASURY BILL -.41%
U.S. Treasury Bill (6.018% due 03/22/01)                    60,000
59,260
 .                                                                   ---------
--
Total Short-Term Investments
(cost $117,576)
117,576
 .                                                                   ---------
--
TOTAL INVESTMENTS - 99.66%
(cost $ 14,044,843)(2)
14,285,946
 .                                                                   ---------
--
OTHER ASSETS AND LIABILITIES(3) - .34%
48,404
 .                                                                   ---------
--
TOTAL NET ASSETS -100%
$14,334,350
 .
===========

* Non-income producing

(1) Interest rates vary periodically based on current market rates.
    Rates shown are as of December 31, 2000. The maturity shown for each variable rate demand note is the later of the next scheduled interest adjustment date or the date on which principal can be recovered through demand. Information shown is as of December 31, 2000.

(2) Represents cost for federal income tax purposes which is substantially the same for financial reporting purposes. Gross unrealized appreciation and depreciation of securities as of December 31, 2000 was $1,494,613 and ($1,253,510), respectively.

(3) Securities and other current assets with an aggregate value of $133,500 have been segregated with the custodian or designated to cover margin requirements for the open futures contracts as of December 31, 2000:

                                                      Unrealized
                                                     Appreciation/
Type                                    Contracts    (Depreciaton)
------------------------------------------------------------------
Standard & Poor's 500 Index (3/01)          2           ($5,320)


SUMMIT MUTUAL FUNDS, INC. - Pinnacle Series
SCHEDULE OF INVESTMENTS
NASDAQ-100 INDEX PORTFOLIO
DECEMBER 31, 2000

COMMON STOCKS - 84.83%

                                                          SHARES        VALUE
CAPITAL GOODS - 1.05%
*Maxim Integrated Products, Inc.                             1,876  $
89,696
 .                                                                   ---------
--
CONSUMER NON-DURABLES - .59%
Cintas Corporation                                             953
50,688
 .                                                                   ---------
--
CONSUMER SERVICES - 11.93%
*Adelphia Communications Corporation                           672
34,692
*Amazon.com, Inc.                                            1,114
17,337
*Ariba, Inc.                                                 1,090
58,451
*At Home Corporation                                         1,179
6,521
*Bed Bath & Beyond Inc.                                      1,793
40,118
*Check Point Software Technologies Ltd.                        719
96,031
*CMGI, Inc.                                                  1,641
9,179
*Comcast Corporation                                         2,014
84,085
*Costco Wholesale Corporation                                1,111
44,371
*eBay Inc.                                                     941
31,053
*Gemstar-TV Guide International Inc                          2,024
93,357
*Parametric Technology Corporation                           1,742
23,408
*Starbucks Corporation                                       1,225
54,206
*Staples, Inc.                                               1,435
16,951
*Sun Microsystems, Inc.                                      6,676
186,094
*Tellabs, Inc.                                               1,102
62,263
*VERITAS Software Corporation                                1,884
164,850
 .                                                                   ---------
--

1,022,967
 .                                                                   ---------
--
HEALTH CARE - 8.30%
*Abgenix, Inc.                                                 365
21,558
*Amgen Inc.                                                  2,268
145,009
*Biogen, Inc.                                                  856
51,414
Biomet, Inc.                                                 1,131
44,887
*Chiron Corporation                                          1,261
56,115
*Genzyme General                                               514
46,228
*Human Genome Sciences, Inc.                                   573
39,716
*IDEC Pharmaceuticals Corporation                              246
46,632
*Immunex Corporation                                         3,490
141,781
*MedImmune, Inc.                                             1,062
50,644
*Millennium Pharmaceuticals, Inc.                            1,098
67,939
 .                                                                   ---------
--

711,923
 .                                                                   ---------
--
UTILITIES - 1.46%
*McLeodUSA Incorporated                                      2,288
32,318
*WorldCom, Inc.                                              4,879
68,611
*XO Communications, Inc.                                     1,387
24,706
 .                                                                   ---------
--

125,635
 .                                                                   ---------
--
TECHNOLOGY - 61.50%
*3Com Corporation                                              837
7,115
*ADC Telecommunications, Inc.                                4,523
81,979
Adobe Systems Incorporated                                   1,109
64,530
*Altera Corporation                                          2,626
69,097
*Apple Computer, Inc.                                        2,135
31,758
*Applied Materials, Inc.                                     1,976
75,459
*Applied Micro Circuits Corporation                          1,616
121,276
*Atmel Corporation                                           1,647
19,146
*BEA Systems, Inc.                                           1,660
111,739
*BMC Software, Inc.                                            880
12,320
*Broadcom Corporation                                          657
55,188
*BroadVision, Inc.                                           1,376
16,254
*CIENA Corporation                                           1,602
130,163
*Cisco Systems, Inc.                                        12,095
462,634
*Citrix Systems, Inc.                                        1,037
23,333
*CNET Networks, Inc.                                           733
11,728
*Compuware Corporation                                       1,061
6,631
*Comverse Technology, Inc.                                     805
87,443
*Concord EFS, Inc.                                           1,147
50,396
*Conexant Systems, Inc.                                      1,191
18,312
*Dell Computer Corporation                                   4,535
79,079
*EchoStar Communications Corporation                         1,143
26,003
*Electronic Arts Inc.                                          627
26,726
*Exodus Communications, Inc.                                 2,162
43,240
*Fiserv, Inc.                                                  729
34,582
*Flextronics International Ltd.                              2,151
61,304
*i2 Technologies, Inc.                                       2,051
111,523
*Inktomi Corporation                                           490
8,759
Intel Corporation                                           11,103
333,784
*Intuit Inc.                                                 1,224
48,272
*JDS Uniphase Corporation                                    4,417
184,134
*Juniper Networks, Inc.                                        983
123,919
*KLA-Tencor Corporation                                      1,061
35,742
*Level 3 Communications, Inc.                                1,201
39,408
Linear Technology Corporation                                1,994
92,223
LM Ericsson Telephone Company                                5,024
56,206
*Mercury Interactive Corporation                               405
36,551
*Metromedia Fiber Network, Inc.                              2,489
25,201
*Microchip Technology Incorporated                             467
10,245
*Microsoft Corporation                                       8,646
375,020
Molex Incorporated                                             456
16,188
*Nextel Communications, Inc.                                 4,406
109,049
*Novell, Inc.                                                1,853
9,670
*Oracle Corporation                                         10,996
319,571
PACCAR Inc                                                     403
19,848
*Palm, Inc.                                                  2,522
71,404
*PanAmSat Corporation                                          950
32,953
Paychex, Inc.                                                1,663
80,863
*PeopleSoft, Inc.                                            1,900
70,656
*PMC - Sierra, Inc.                                            831
65,337
*QLogic Corporation                                            439
33,803
*QUALCOMM Incorporated                                       4,252
349,459
*Rational Software Corporation                                 930
36,212
*RealNetworks, Inc.                                            699
6,073
*RF Micro Devices, Inc.                                        869
23,843
*Sanmina Corporation                                           766
58,695
*SDL, Inc.                                                     426
63,128
*Siebel Systems, Inc.                                        2,370
160,271
*Smurfit-Stone Container Corporation                         1,125
16,805
*TMP Worldwide Inc.                                            491
27,005
*USA Networks, Inc.                                          1,641
31,897
*VeriSign, Inc.                                                877
65,062
*Vitesse Semiconductor Corporation                             916
50,667
*VoiceStream Wireless Corporation                            1,150
115,719
*Xilinx, Inc.                                                2,060
95,018
*Yahoo! Inc.                                                 1,264
37,999
*Network Appliance, Inc.                                     1,557
99,940
 .                                                                   ---------
--

5,275,557
 .                                                                   ---------
--
        Total Common Stocks
        (cost $10,505,963)
7,276,466
 .                                                                   ---------
--

UNIT INVESTMENT TRUST - 3.12%
*Nasdaq 100 Shares                                           4,551
267,257
 .                                                                   ---------
--
Total Unit Investment Trust
(cost $284,115)
267,257
 .                                                                   ---------
--

*Non-income producing



SHORT-TERM INVESTMENTS(3) - 11.95%
                                                          PRINCIPAL
VALUE
VARIABLE RATE DEMAND NOTES(1) - 9.76%
American Family (6.235% due 12/31/31)                     $282,975  $
282,975
Firstar Bank (6.396% due 12/31/31)                         330,497
330,497
  Sara Lee (6.246% due 12/31/31)                            68,156
68,156
Wisconsin Corp Central Credit Union
 (6.316% due 12/31/31)                                      33,730
33,730
Wisconsin Electric (6.235% due 12/31/31)                   121,614
121,614
 .                                                                   ---------
--

836,972
 .                                                                   ---------
--
U.S. TREASURY BILL - 2.19%
U.S. Treasury Bill (6.018% due 03/22/01)                   190,000
187,661
 .                                                                   ---------
--
Total Short-Term Investments
(Cost $1,024,633)
1,024,633
 .                                                                   ---------
--
TOTAL INVESTMENTS - 99.90%
(cost $11,814,711)(2)
8,568,356
 .                                                                   ---------
--
OTHER ASSETS AND LIABILITIES - .10%
8,721
 .                                                                   ---------
--
TOTAL NET ASSETS - 100%                                            $
8,577,077
 .                                                                   ---------
--


(1) Interest rates vary periodically based on current market rates. Rates shown are as of December 31, 2000. The maturity shown for each variable rate demand note is the later of the next scheduled interest adjustment date or the date on which principal can be recovered through demand. Information shown is as of December 31, 2000.

(2) unrealized appreciation and depreciation of securities as of December 31, 2000 was $399,741 and ($3,646,096), respectively.

(3) Securities and other assets with an aggregate value of $949,800 have been segregated with the custodian or designated to cover margin requirements for the open futures contracts as of December 31, 2000:

                                                       Unrealized
                                                      Appreciation/
        Type                         Contracts        (Depreciation)
       -------------------------------------------------------------
        Nasdaq-100 Index (3/01)          4               ($246,000)

SUMMIT MUTUAL FUNDS, INC. - Pinnacle Series
SCHEDULE OF INVESTMENTS
RUSSELL 2000 SMALL CAP INDEX PORTFOLIO
DECEMBER 31, 2000

COMMON STOCKS - 84.17%
                                                           SHARES       VALUE
BASIC INDUSTRIES - 3.43%
*Airgas, Inc.                                           $    855    $
5,825
AK Steel Holding Corporation                               1,351
11,821
Albemarle Corporation                                        379
9,380
AMCOL International Corporation                              428
2,033
Arch Chemicals Inc.                                          299
5,307
*Battle Mountain Gold Company                              2,091
3,529
*Bethlehem Steel Corporation                               2,096
3,668
Brush Engineered Materials, Inc.                             259
5,229
*Buckeye Technologies Inc                                    432
6,075
*Cabot Microelectronics Corporation                           62
3,220
Cambrex Corporation                                          394
17,829
Caraustar Industries, Inc.                                   409
3,834
Carpenter Technology Corp.                                   293
10,255
Century Aluminum Co.                                         195
2,218
ChemFirst Inc.                                               253
5,582
Chesapeake Corporation                                       255
5,243
Cleveland-Cliffs Inc.                                        170
3,666
Crompton Corporation                                       1,812
19,026
*Cytec Industries Inc.                                       656
26,199
Deltic Timber Corp.                                          165
3,939
Ethyl Corp.                                                  991
1,425
Ferro Corp.                                                  551
12,673
*Freeport-McMoRan Copper & Gold Inc.                       2,120
18,153
Fuller (H. B.) Co.                                           211
8,325
Georgia Gulf Corp.                                           498
8,497
*Gibraltar Steel Corporation                                 120
2,108
Glatfelter (P. H.) Company                                   410
5,105
Great Lakes Chemical Corporation                             757
28,146
*International Specialty Products Inc.                       230
1,538
*Kaiser Aluminum Corp.                                       464
1,711
Louisiana-Pacific Corp.                                    1,656
16,767
*LTV Corp.                                                 1,589
546
Lubrizol Corp. (The)                                         853
21,965
MacDermid Incorporated                                       229
4,351
Millennium Chemicals Inc.                                  1,054
19,104
Minerals Technologies Inc.                                   327
11,179
National Steel Corp.                                         321
381
NL Industries, Inc.                                          337
8,172
Olin Corporation                                             578
12,788
OM Group, Inc.                                               379
20,703
Omnova Solutions Inc.                                        545
3,270
PolyOne Corporation                                        1,392
8,178
Pope & Talbot, Inc.                                          231
3,884
Potlatch Corporation                                         455
15,271
Reliance Steel & Aluminum Company                            315
7,796
Rock-Tenn Co.                                                195
1,450
RPM, Inc.                                                  1,673
14,325
*RTI International Metals Inc.                               296
4,237
Ryerson Tull, Inc.                                           362
2,987
Schulman (A.), Inc.                                          477
5,486
Schweitzer-Mauduit International, Inc.                       232
4,443
Solutia Inc.                                               1,733
20,796
Southern Peru Copper Corp.                                   401
5,163
Spartech Corporation                                         241
4,956
*Steel Dynamics Inc.                                         677
7,447
Stepan Company                                                88
2,085
*Stillwater Mining Co.                                       612
24,082
*Symyx Technologies, Inc.                                    334
12,024
*Uniroyal Technology Corporation                             218
1,363
USEC Inc.                                                  1,366
5,891
Valhi, Inc                                                   129
1,484
Valspar Corp.                                                591
19,018
*W. R. Grace & Company                                     1,038
3,309
Wausau-Mosinee Paper Corporation                             817
8,272
*Weirton Steel Corporation                                   502
597
Wellman, Inc.                                                501
7,077
 .                                                                   ---------
--

552,406
 .                                                                   ---------
--
COMMUNICATIONS - 6.78%
*1 800 FLOWERS.COM Inc.                                      137
565
*24/7 Media Inc.                                             277
147
*4 Kids Entertainment Inc.                                   142
1,269
*About.com Inc.                                              216
5,819
*Accrue Software Inc.                                        341
853
Ackerley Group, Inc.                                         183
1,647
*ACME Communications Inc.                                    159
1,451
*ACTV, Inc.                                                  511
2,172
*Adaptive Broadband Corporation                              595
3,644
*Adelphia Business Solutions Inc.                            432
1,836
*Advanced Radio Telecom Corporation                          402
415
*ADVO, Inc.                                                  275
12,203
*Aeroflex Inc.                                               850
24,504
*Agency.com Ltd.                                              94
364
*Airgate PCS                                                 145
5,148
*AirNet Communcations Corporation                             88
594
*Alamosa PCS Holdings Inc.                                   165
1,320
*Alaska Communications Systems Group, Inc.                   161
1,167
*Allaire Corporation                                         359
1,806
*Allen Telecom Inc.                                          443
7,946
*Allied Riser Communications Corporation                     830
1,686
*Allscripts Inc.                                             287
2,682
*American Telesource International Inc.                      886
332
*Anaren Microwave, Inc.                                      346
23,247
*Anixter International Inc.                                  339
7,331
*AnswerThink Consulting Group Inc.                           527
1,910
*APAC Customer Services, Inc.                                372
1,372
*Aperian, Inc.                                               193
127
*AppliedTheory Corporation                                   107
214
*Arch Wireless, Inc.                                         786
491
*Arguss Communications, Inc                                  181
1,652
*Ask Jeeves Inc.                                             326
795
*Audiovox Corporation                                        250
2,250
*Avenue A Inc.                                                79
143
*Avocent Corporation                                         675
18,225
*Aware, Inc.                                                 264
4,686
*barnesandnoble.com inc.                                     161
211
*Be Free Inc.                                                370
809
*Beasley Broadcast Group Inc.                                132
1,097
*Black Box Corp.                                             304
14,687
*Bluestone Software Inc.                                     208
3,146
*Breakaway Solutions Inc.                                    159
139
*Broadbase Software Inc.                                     494
3,088
*Brokat AG-ADR                                                18
170
*Buy.Com Inc.                                                230
151
*Cable Design Technologies Corporation                       679
11,416
*CAIS Internet, Inc.                                         101
98
*Caldera Systems Inc.                                         78
151
*Calico Commerce Inc.                                        258
250
*California Amplifier, Inc.                                  190
1,758
*Carrier Access Corporation                                  152
1,368
*C-bridge Internet Solutions Inc.                             64
250
*C-COR.net Corporation                                       438
4,257
*Centennial Communications Corp.                             121
2,269
*Centillium Communications Inc.                               61
1,357
*Cheap Tickets, Inc.                                         144
1,404
*Choice One Communications, Inc.                             114
1,062
*Chordiant Software, Inc.                                     71
211
*Citadel Communications Corporation                          585
7,020
*Clarent Corporation                                         306
3,462
*Click2Learn.com Inc.                                        146
1,424
*Com21 Inc.                                                  347
1,627
*Commonwealth Telephone Enterprises, Inc.                    167
5,845
*Computer Network Technology Corporation                     381
10,978
*Convergent Communications Inc.                              199
118
*coolsavings.com inc.                                         49
49
*Corillian Corporation                                        62
744
*Corsair Communications Inc.                                 280
1,995
*Crossroads Systems Inc.                                     142
666
*Crown Media Holdings, Inc.                                  162
3,291
CT Communications, Inc                                       257
3,614
*CTC Communications Group Inc.                               216
999
*Cumulus Media Inc.                                          559
2,026
*CyberSource Corporation                                     300
713
*Cylink Corporation                                          347
748
*Cypress Communications Inc.                                 157
142
*Cysive Inc.                                                  53
219
*Data Return Corporation                                     198
743
*Davox Corporation                                           163
1,589
*Deltathree.Com Inc.                                         145
172
*Digital Impact Inc.                                         116
272
*Digital Insight Corporation                                 265
4,787
*Digital Island, Inc.                                      1,026
4,168
*Digital River Inc.                                          306
727
*Digitalthink Inc.                                            68
1,160
*Digitas Inc.                                                144
729
*DLJdirect                                                   254
953
*Drugstore.com Inc.                                          286
259
*DSL.net Inc.                                                435
231
*e spire Communications Inc.                                 830
415
*eBenX Inc.                                                   80
540
*eGain Communications Corporation                            313
968
*eGlobe Inc.                                                 196
14
*Electric Lightwave Inc. Class A                             144
477
*E-Loan Inc.                                                 150
75
*e-MedSoft.com                                               604
378
*eMerge Interactive Inc.                                     104
377
*Entrada Networks Inc.                                        41
71
*ePlus Inc.                                                   80
910
*Eprise Corporation                                           67
121
*eSpeed Inc.                                                 143
2,243
*eToys Inc.                                                  912
171
*Expedia Inc.                                                 95
908
*Extensity Inc.                                               65
391
*F5 Networks Inc.                                            266
2,527
*FiberNet Telecom Group, Inc.                                123
677
*FirePond Inc.                                                77
727
*FirstWorld Communications Inc.                              158
104
*Frontline Captial Group                                     385
5,119
*General Communication, Inc.                                 664
4,648
*Glenayre Technologies, Inc.                               1,021
3,605
*GlobalNet Financial.com, Inc.                               345
518
*Globix Corporation                                          265
729
*GoAmerica Inc.                                              157
844
*Golden Telecom, Inc.                                        143
733
*GoTo.com Inc.                                               391
2,859
Grey Global Group Inc.                                        10
6,500
*GRIC Communications Inc.                                     73
155
*HA-LO Industries, Inc.                                      909
2,045
Hickory Tech Corp.                                           219
4,490
*High Speed Access Corporation                               503
534
Hollinger International Inc.                                 607
9,636
*Hollywood Media Corp                                        244
946
*Hotel Reservations Network Inc.                              86
2,440
*HotJobs.com Inc.                                            253
2,894
Houghton Mifflin Co.                                         441
20,451
*Hypercom Corporation                                        201
628
*iBasis Inc.                                                 172
710
*iBEAM Broadcasting Corporation                              168
179
*ICG Communications Inc.                                     772
100
*IDT Corp.                                                   348
7,091
*Illuminet Holdings, Inc.                                    332
7,615
*IMPSAT Fiber Networks, Inc.                                 189
827
*IndyMac Mortgage Holdings Inc.                            1,077
31,772
*Information Architects Corporation                          327
593
*Information Holdings Inc.                                   148
3,469
*Insight Communications Company, Inc.                        624
14,664
*Intelect Communications Systems Ltd.                      1,204
452
*InterDigital Communications Corp.                           842
4,552
*Interliant Inc.                                             754
2,403
*Intermedia Communications Inc.                              781
5,613
*International FiberCom, Inc.                                416
2,054
*Internet Pictures Corporation                               735
712
*internet.com Inc.                                           177
1,051
*InterWorld Corporation                                      291
146
*Interwoven, Inc.                                            536
35,343
*IntraNet Solutions, Inc.                                    246
12,546
*Intraware Inc.                                              227
333
*Intrusion.com Inc.                                          239
1,135
*ITC/\DeltaCom Inc.                                          801
4,318
*ITXC Corp.                                                   97
673
*iVillage Inc.                                               328
349
*iXL Enterprises Inc.                                        657
657
*JNI Corporation                                              96
2,178
*Journal Register Company                                    721
11,581
*Juno Online Services, Inc.                                  274
180
*Jupiter Media Metrix, Inc.                                  305
2,840
*Key3media Group, Inc.                                       251
3,059
*Keynote Systems Inc.                                        253
3,589
*Lante Corporation                                           233
364
*Latitude Communications, Inc.                               203
787
*LCC International, Inc.                                     164
1,784
*Leap Wireless International, Inc.                           402
10,050
Lee Enterprises, Inc.                                        701
20,899
Liberty Corp. (The)                                          248
10,091
*LifeMinders Inc.                                            181
634
*Lightbridge, Inc.                                           270
3,544
*LightPath Technologies, Inc.                                188
2,609
*LodgeNet Entertainment Corp.                                193
3,402
*LookSmart Ltd.                                              641
1,562
*Loudeye Technologies Inc.                                    71
84
*Mail.com Inc.  - Class A                                    637
458
*Marimba, Inc.                                               226
1,017
*MarketWatch.com, Inc.                                        52
156
*Martha Stewart Living Omnimedia, Inc.                       149
2,989
*MatrixOne, Inc.                                              86
1,564
*McAfee.com Corporation                                       97
485
*MCK Communications Inc.                                     152
1,283
Media General, Inc.                                          328
11,939
*Mediacom Communications Corporation                         317
5,448
*Mediaplex, Inc.                                             188
153
*MedicaLogic/Medscape Inc.                                   156
361
Meredith Corp.                                               594
19,119
*Metawave Communications                                      99
903
*Metricom, Inc.                                              333
3,351
*Metrocall, Inc.                                           1,183
555
*Metromedia International Group, Inc.                      1,121
2,915
*Modem Media, Inc.                                           164
543
*Motient Corporation                                         531
2,124
*MP3.com, Inc.                                               324
1,164
*Mpower Communications Corporation                           756
3,875
*MRV Communications, Inc.                                    790
10,566
*Multex.com, Inc.                                            247
3,273
*MyPoints.com Inc.                                           277
329
*National Information Consortium, Inc.                       255
390
*Natural MicroSystems Corporation                            524
5,175
*NBC Internet, Inc.                                          551
1,929
*Neoforma.com Inc                                            120
98
*NEON Communications Inc.                                     84
546
*Net Perceptions Inc.                                        205
429
*Net.Bank Inc.                                               386
2,533
*net.Genesis Corp.                                            70
228
*Net2000 Communications Inc.                                 160
275
*Net2Phone Inc.                                              115
848
*Netcentives Inc.                                            366
1,395
*NetCreations Inc                                             53
363
*Netegrity Inc.                                              411
22,348
*NetObjects Inc.                                             155
73
*Netopia Inc.                                                210
906
*Netpliance Inc.                                             124
66
*NetRatings Inc.                                              61
896
*Netro Corporation                                           541
3,753
*Netsol International                                         55
385
*Network Access Solutions Corp.                              260
163
*Network Commerce Inc.                                       444
333
*Network Equipment Technologies, Inc.                        340
2,189
*Network Peripherals Inc.                                    246
1,584
*Network Plus Corporation                                    156
390
*NetZero Inc.                                                498
436
*NextCard Inc.                                               445
3,560
*Niku Corporation                                            132
965
North Pittsburgh Systems, Inc.                               238
2,618
NTELOS Inc                                                   208
3,666
*Nucentrix Broadband Networks                                140
1,575
*Nx Networks Inc.                                            544
340
*On Command Corporation                                      134
1,173
*On2.com Inc.                                                295
171
*Onvia.com Inc.                                              125
105
*Open Market, Inc.                                           565
618
*Optical Cable Corporation                                    57
517
*Opus360 Corporation                                         119
37
*Organic, Inc.                                                97
79
*Osicom Technologies, Inc.                                   162
2,602
*Pac-West Telecomm, Inc                                      279
959
*Paradyne Networks Inc.                                      260
471
*Paxson Communications Corporation                           524
6,255
*P-COM, Inc.                                               1,079
3,304
*PC-Tel, Inc.                                                197
2,118
*Pegasus Systems Inc.                                        321
2,227
Penton Media, Inc.                                           337
9,057
*Persistence Software, Inc                                   170
754
*Plantronics, Inc.                                           780
36,644
*Playboy Enterprises, Inc.                                   324
3,220
*Predictive Systems Inc.                                      64
458
*Preview Systems Inc.                                         60
188
*Price Communications Corp.                                  723
12,155
*Primus Knowledge Solutions, Inc.                            188
1,222
*Primus Telecommunications Group Inc.                        398
920
*Private Media Group, Inc.                                   208
1,606
*Prodigy Communications Corp.                                331
497
*Project Software & Development, Inc.                        210
2,254
*Proxim, Inc.                                                400
17,200
Pulitzer Inc.                                                136
6,372
*PurcharePro.com Inc.                                        330
5,775
*QRS Corporation                                             203
2,601
*Quokka Sports Inc.                                          345
194
*R.H. Donnelley Corporation                                  510
12,399
*Ramp Networks Inc.                                          229
1,310
*Rare Medium Group Inc.                                      443
844
*Razorfish Inc. Class A                                      178
289
*Regent Communications Corporation                           253
1,502
*Register.com Inc.                                            78
546
*Retek Inc.                                                  595
14,503
*Rhythms NetConnections Inc.                                 975
1,097
*Rural Cellular Corp.                                        152
4,503
*Saba Software, Inc.                                          61
961
*Saga Communications Inc.                                    101
1,502
*Salem Communications Corporation                            372
5,557
*Savvis Communications                                       265
232
*SBA Communications Corporation                              378
15,522
*Scholastic Corporation                                      225
19,941
*SciQuest.com Inc.                                           284
373
*Secure Computing Corp.                                      392
3,871
*SeeBeyond Technology Corporation                             64
656
*Selectica, Inc.                                              65
1,572
*Sequoia Software Corporation                                 64
122
*Sinclair Broadcast Group, Inc.                              723
7,253
*Sirius Satellite Radio Inc.                                 502
15,029
*SITEL Corp.                                                 727
2,090
*SmartServ Online, Inc.                                       63
447
*Softnet Systems, Inc.                                       447
810
*Somera Communciations Inc.                                  463
4,022
*SonicWALL Inc.                                              360
5,850
*Spanish Broadcasting Systems Inc.                           488
2,440
*SpectraLink Corporation                                     188
2,714
*SportsLine.com, Inc.                                        288
1,530
*Stamps.com Inc.                                             470
1,307
*Stanford Microdevices Inc.                                   65
2,340
*StarMedia Network, Inc.                                     574
1,085
*Superior TeleCom Inc.                                       145
281
*Switchboard Incorporated                                     86
255
*Symantec Corp.                                                1
17
*Symmetricom, Inc.                                           360
3,510
*Talk.com Inc.                                               935
1,344
*Telaxis Communications Corporation                           64
116
*Teligent Inc.                                               274
531
*Telocity Delaware, Inc.                                     173
346
The McClatchy Company                                        296
12,617
*The Trizetto Group Inc.                                     206
3,438
*TiVo Inc.                                                   239
1,285
*Tollgrade Communications, Inc.                              184
6,716
*Travelocity.com                                             236
2,862
*Tricord Systems, Inc.                                       269
2,236
*Tumbleweed Communications Corp.                             136
2,327
*Tut Systems, Inc.                                           240
1,980
*U.S. Interactive, Inc.                                      274
77
*U.S. Wireless Corporation                                   143
626
United Television, Inc.                                       63
7,308
*Uproar Inc.                                                  39
38
*US LEC Corporation                                          155
746
*ValuClick Inc.                                               62
306
Value Line, Inc.                                              30
1,037
*ValueVision International, Inc.                             612
7,727
*Ventiv Health, Inc.                                         247
3,103
*Ventro Corporation                                          347
347
*Verity, Inc.                                                434
10,443
*Versata, Inc.                                                63
563
*VIA Net.Works Inc.                                          235
896
*Viador Inc.                                                 172
226
*Viant Corporation                                           599
2,377
*ViaSat Inc.                                                 246
3,229
*Viatel, Inc.                                                795
2,956
*Vicinity Corporation                                        111
330
*Visual Networks Inc.                                        400
1,300
*Vyyo Inc.                                                   113
692
*WatchGuard Technologies Inc.                                175
5,534
*WebLink Wireless Inc. - Class A                             737
2,533
*Websense Inc.                                                64
928
*WebTrends Corporation                                       205
5,932
*Westell Technologies, Inc.                                  279
854
Wiley (John) & Sons, Inc.                                    737
15,846
*Wink Communications Inc.                                    343
2,058
*Wit Soundview Group Inc.                                  1,142
4,104
*Women.com Networks Inc.                                     268
59
*World Access Inc.                                           964
2,320
*World Wrestling Fed Entertainment                           183
2,928
*WorldGate Communications, Inc.                              198
755
*WorldPages.com Inc.                                         570
1,532
*Worldwide Xceed Group, Inc.                                 231
29
*Xircom, Inc.                                                422
6,541
*XM Satellite Radio Holdings Inc.                            192
3,084
*Xpedior Inc.                                                135
38
*Young Broadcasting Inc.                                     154
5,157
*ZixIt Corporation                                           263
2,301
*Z-Tel Technologies Inc.                                     100
519
 .                                                                   ---------
--

1,091,531
 .                                                                   ---------
--
CONSUMER CYCLICAL - 11.02%
*99 Cents Only Stores                                        192
5,256
*Abercrombie & Fitch Company                               1,497
29,940
Advanced Marketing Services, Inc.                            125
2,172
*AirTran Holdings Inc.                                       917
6,648
*Alaska Air Group, Inc.                                      392
11,662
*America West Holdings Corp.                                 559
7,162
*American Axle & Manufacturing Holdings, Inc.                145
1,151
*American Classic Voyages Company                            158
2,212
*American Eagle Outfitters, Inc.                             354
14,957
*Ames Department Stores, Inc.                                467
671
*Anchor Gaming                                               222
8,658
*AnnTaylor Stores Corporation                                403
10,050
Applebee's International, Inc.                               379
11,915
*Applica Incorporated                                        364
1,775
Arctic Cat Inc.                                              288
3,348
*Argosy Gaming Company                                       324
6,217
ArvinMeritor, Inc.                                         1,149
13,070
*Atlantic Coast Airlines Inc.                                237
9,687
*Aztar Corporation                                           604
7,814
*Bally Total Fitness Holding Corporation                     379
12,839
Bandag, Inc.                                                 182
7,382
*Barnes & Noble Inc.                                         796
21,094
*BEBE Stores, Inc.                                            40
855
Bob Evans Farms, Inc.                                        611
13,022
*Boca Resorts, Inc.                                          440
6,325
*Borders Group, Inc.                                       1,243
14,528
BorgWarner Inc.                                              388
15,520
*Boyd Gaming Corporation                                     600
2,063
*Brightpoint, Inc.                                           823
2,881
Brown Shoe Company, Inc.                                     290
3,770
*BUCA Inc.                                                   114
1,674
*Buckle, Inc. (The)                                          127
2,230
Burlington Coat Factory Warehouse Corporation                276
5,227
Bush Industries, Inc.                                        132
1,535
Callaway Golf Co.                                          1,222
22,760
Casey's General Stores, Inc.                                 710
10,606
Cash America International, Inc.                             410
1,794
Cato Corp.                                                   221
3,039
CBRL Group Inc.                                              932
16,951
*CEC Entertainment Inc..                                     425
14,503
Centex Corporation                                           944
35,437
*Champion Enterprises, Inc.                                  751
2,065
*Championship Auto Racing Teams Inc.                         180
3,780
*Charming Shoppes, Inc.                                    1,498
8,988
*Cheesecake Factory Inc.                                     419
16,079
*Chico's FAS, Inc.                                           211
4,405
*Children's Place Retail Stores Inc.                         270
5,468
*Choice Hotels International Inc.                            848
11,607
Churchill Downs Inc.                                         136
4,055
Claire's Stores, Inc.                                        644
11,552
Clayton Homes, Inc.                                        1,573
18,090
Coachmen Industries, Inc.                                    221
2,321
*Coldwater Creek Inc.                                         42
1,305
*Collins & Aikman Corp.                                      983
4,116
*Columbia Sportswear Company                                 102
5,075
CompX International Inc. - Class A                            68
608
*Consolidated Products, Inc.                                 378
2,599
Cooper Tire & Rubber Co.                                   1,023
10,869
*Copart, Inc.                                                582
12,513
*Cost Plus, Inc.                                             325
9,547
*Crestline Capital Corporation                               236
6,077
*Crossman Communities, Inc.                                  117
2,457
*CSK Auto Corporation                                        299
1,159
D.R. Horton, Inc.                                            841
20,552
*Delco Remy International Inc.                               339
2,924
Dillard's Inc                                              1,488
17,577
*Direct Focus Inc.                                           204
6,847
Dover Downs Entertainment, Inc.                              195
2,182
*Dress Barn, Inc. (The)                                      236
6,844
*Duane Reade Inc.                                            278
8,496
*Dura Automotive Systems, Inc.                               192
1,008
*Electronics Boutique Holdings Corporation                    87
1,523
Ethan Allen Interiors Inc.                                   628
21,038
Exide Corp.                                                  305
2,326
*Extended Stay America, Inc.                               1,127
14,482
*Factory 2-U Stores, Inc.                                    197
6,526
*Fairfield Communities, Inc.                                 653
9,183
Fedders Corporation                                          423
1,956
Federal-Mogul Corp.                                        1,121
2,592
Fleetwood Enterprises, Inc.                                  530
5,565
*Footstar, Inc.                                              292
14,454
Fred's, Inc.                                                 139
2,928
*Frontier Airlines, Inc.                                     279
8,632
*Furniture Brands International, Inc.                        785
16,534
G & K Services, Inc.                                         326
9,169
*Gaylord Entertainment Company                               280
5,845
*GC Companies, Inc.                                           88
176
*Genesco Inc.                                                343
8,382
*Group 1 Automotive Inc.                                     258
2,419
*GTECH Holdings Corporation                                  553
11,371
*Guess ?, Inc.                                               113
600
*Guitar Center Inc.                                          350
3,981
*Handleman Co.                                               422
3,165
*Hanover Direct, Inc.                                      2,362
886
Harman International Industries, Inc.                        506
18,469
Haverty Furniture Companies, Inc.                            258
2,548
*Hayes Lemmerz International Inc.                            284
1,899
*Hollywood Entertainment Corporation                         506
538
HON Industries, Inc.                                         851
21,701
*Hot Topic, Inc.                                             272
4,471
Hughes Supply, Inc.                                          375
6,728
*IHOP Corporation                                            316
6,853
*IMPCO Technologies, Inc.                                     62
744
*Insight Enterprises, Inc.                                   508
9,112
Interface, Inc.                                              735
6,385
*InterTAN, Inc.                                              460
5,348
*Isle of Capri Casinos Inc.                                  404
4,293
*Jack in the Box Inc.                                        607
17,869
*JAKKS Pacific, Inc.                                         307
2,801
Kaufman & Broad Home Corporation                             765
25,771
Kellwood Company                                             390
8,239
*Kenneth Cole Productions, Inc. - Class A                    101
4,065
Kimball International, Inc.                                  500
7,250
*Krispy Kreme Doughnut Inc.                                   47
3,901
*Landry's Seafood Restaurants, Inc.                          394
3,915
*Lands' End, Inc.                                            210
5,275
La-Z-Boy Inc.                                                830
13,073
*Lear Corporation                                          1,051
26,078
Lennar Corporation                                           763
27,659
Libbey Inc.                                                  242
7,351
*Liberty Livewire Corporation                                 38
292
*Linens 'n Things Inc.                                       631
17,431
Lone Star Steakhouse & Saloon, Inc.                          419
4,033
Longs Drug Stores Corporation                                493
11,894
Luby's Inc.                                                  356
2,136
M.D.C. Holdings, Inc.                                        341
11,236
*Madden (Steven), Ltd.                                       153
1,167
Marcus Corp. (The)                                           353
4,898
*Men's Wearhouse Inc. (The)                                  506
13,789
*Mesa Air Group, Inc.                                        538
3,766
*Mesaba Holdings, Inc.                                       195
2,450
*Michaels Stores, Inc.                                       446
11,819
*Midwest Express Holdings, Inc.                              222
3,261
*Mobile Mini, Inc.                                           146
3,358
Modine Manufacturing Company                                 354
7,346
*Mohawk Industries, Inc.                                     664
18,177
*Monaco Coach Corporation                                    248
4,387
Morrison Management Specialists, Inc.                        186
6,493
*Musicland Stores Corporation                                432
5,346
National Presto Industries, Inc.                              72
2,210
*Nautica Enterprises, Inc.                                   495
7,541
*Neiman-Marcus Group, Inc.                                   596
21,195
*NPC International Inc.                                      154
1,665
*Nu Skin Enterprises Inc. - Class A                          719
3,820
*NVR, Inc.                                                   146
18,046
*O'Charley's, Inc.                                           220
3,919
*OfficeMax, Inc.                                           1,792
5,152
Oneida Ltd.                                                  219
4,065
*O'Reilly Automotive, Inc.                                   567
15,167
Oshkosh B'Gosh, Inc.                                         176
3,256
Oshkosh Truck Corporation                                    230
10,120
Owens & Minor, Inc.                                          522
9,266
*P C Connections Inc.                                         75
778
*P.F. Chang's China Bistro Inc.                              101
3,175
*Pacific Sunwear of California, Inc.                         503
12,889
*Palm Harbor Homes, Inc.                                     291
4,583
*Papa John's International, Inc.                             309
6,875
*ParkerVision, Inc.                                          115
4,212
*Payless ShoeSource, Inc.                                    353
24,975
*Penn National Gaming, Inc.                                  126
1,284
Pep Boys-Manny, Moe & Jack (The)                             744
2,697
*PETsMART, Inc.                                            1,780
5,118
Phillips-Van Heusen Corp.                                    333
4,329
Pier 1 Imports, Inc.                                       1,570
16,191
*Pinnacle Entertainment Inc.                                 302
4,077
Polaris Industries Inc.                                      380
15,105
*Polo Ralph Lauren Corporation - Class A                     867
19,345
*PriceSmart, Inc.                                             27
888
*Prime Hospitality Corp.                                     713
8,289
Pulte Corporation                                            487
20,545
*Quiksilver, Inc.                                            356
6,898
*Rare Hospitality International, Inc.                        249
5,556
*Reebok International Ltd.                                   708
19,357
Regis Corp.                                                  546
7,917
Ruby Tuesday, Inc.                                           978
14,915
Russell Corp.                                                432
6,669
*Ryan's Family Steak Houses, Inc.                            568
5,361
Ryland Group, Inc. (The)                                     207
8,435
*Salton Inc.                                                 152
3,145
*School Specialty Inc.                                       277
5,557
*SCP Pool Corp.                                              233
7,005
*ShopKo Stores, Inc.                                         470
2,350
*Skechers U.S.A. Inc.                                        223
3,457
Skyline Corp.                                                104
1,970
SkyWest, Inc.                                                684
19,665
*Smart & Final Inc.                                          188
1,598
*Sonic Automotive Inc. - Class A                             325
2,234
*Sonic Corporation                                           426
9,931
*Speedway Motorsports, Inc.                                  223
5,352
Spiegel, Inc.                                                239
1,031
Springs Industries, Inc.                                     205
6,650
Standard Pacific Corporation                                 377
8,812
*Station Casinos Inc.                                        546
8,156
*Stein Mart, Inc.                                            427
4,964
Stride Rite Corp. (The)                                      687
4,809
*Sunbeam Corporation                                       1,224
383
*Sunglass Hut International, Inc.                            614
3,147
Superior Industries International, Inc.                      299
9,437
*Systemax Inc.                                               157
196
Tenneco Automotive Inc.                                      540
1,620
*The Boyds Collection, Ltd.                                  940
8,754
Thor Industries, Inc.                                        110
2,173
*Timberland Co. (The)                                        280
18,725
*Toll Brothers, Inc.                                         327
13,366
*Too, Inc.                                                   488
6,100
*Topps Co., Inc. (The)                                       692
6,358
Toro Co. (The)                                               179
6,567
*Tower Automotive, Inc.                                      640
5,760
*Trans World Entertainment Corp.                             486
4,344
*Trendwest Resorts Inc.                                       59
1,593
*Tuesday Morning Corp.                                       160
850
*Tweeter Home Entertainment Group, Inc.                      250
3,047
*Ultimate Electronics, Inc.                                  133
2,918
*Unifi, Inc.                                                 904
8,080
*United Auto Group, Inc.                                      91
609
*United Stationers Inc.                                      516
12,836
*Vail Resorts, Inc.                                          241
5,648
*Value City Department Stores, Inc.                          245
1,286
*Vans, Inc.                                                  197
3,337
*Venator Group Inc.                                        2,189
33,930
Wabash National Corporation                                  346
2,984
Warnaco Group, Inc. (The)                                    846
1,428
Watsco, Inc.                                                 325
3,744
*Webb (Del) Corp.                                            260
7,605
*Wesco International, Inc.                                   312
2,262
WestPoint Stevens Inc.                                       529
3,962
*Whitehall Jewellers Inc.                                    216
1,526
*Wilsons The Leather Experts Inc.                            157
2,198
Winnebago Industries, Inc.                                   219
3,846
*WMS Industries Inc.                                         360
7,245
Wolverine World Wide, Inc.                                   661
10,080
*Wyndham International Inc. - Class A                      2,392
4,186
*Zale Corporation                                            560
16,275
*Zomax, Incorporated                                         448
2,044
 .                                                                   ---------
--

1,773,933
 .                                                                   ---------
--
CONSUMER NON-CYCLICAL - 17.34%
Aaron Rents, Inc.                                            277
3,895
*ABIOMED, Inc.                                               232
5,626
ABM Industries Inc.                                          259
7,932
*Acacia Research Corporation                                 228
4,061
*Accredo Health Inc.                                         153
7,679
*Aclara BioSciences, Inc.                                    143
1,555
*ACNielsen Corp.                                             852
30,885
*Administaff, Inc.                                           288
7,834
*Advance ParadigM, Inc.                                      299
13,605
*Advanced Tissue Sciences, Inc.                              951
2,883
*Agribrands International Inc.                               160
8,560
*Albany Molecular Research Inc.                              266
16,392
Alberto-Culver Company - Class B                             571
24,446
*Alexion Pharmaceuticals, Inc.                               200
12,988
*Alliance Pharmaceutical Corporation                         748
6,452
*Allos Therapeutics Inc.                                      79
637
ALPHARMA INC.                                                341
14,961
American Greetings Corporation - Class A                   1,025
9,673
*American Italian Pasta Company - Class A                    291
7,802
*AmeriPath Inc.                                              343
8,575
*AmeriSource Health Corp.                                    814
41,107
*Amylin Pharmaceuticals Inc.                                 888
6,993
*Antigenics Inc.                                              59
653
*Aphton Corporation                                          215
3,870
*Apria Healthcare Group Inc.                                 627
18,653
*Aradigm Corporation                                         276
4,037
*Arch Capital Group LTD                                      196
2,940
*ARIAD Pharmaceuticals, Inc.                                 367
1,743
Arrow International, Inc.                                    181
6,819
*ArthroCare Corp.                                            310
6,045
*Aspect Medical Systems Inc.                                  54
466
*ATS Medical, Inc.                                           302
4,285
*Aurora Biosciences Corporation                              312
9,809
*Aurora Foods Inc.                                           278
678
*AVANT Immunotherapeutics Inc                                711
4,888
*Avigen, Inc                                                 229
4,752
*Aviron                                                      272
18,173
*Avis Group Holdings Inc                                     349
11,364
*Bacou USA, Inc.                                              75
1,950
Banta Corporation                                            400
10,168
*Barr Laboratories, Inc.                                     427
31,144
Bergen Brunswig Corp.                                      2,138
33,845
*Beverly Enterprises, Inc.                                 1,611
13,190
*Billing Concepts Corp.                                      673
1,346
Bindley Western Industries, Inc.                             399
16,583
*BioCryst Pharmaceuticals, Inc.                              202
1,338
*BioMarin Pharmaceuticals Inc.                               266
2,577
*Biopure Corporation                                         213
4,260
*Bio-Rad Laboratories, Inc.                                  128
4,070
*Biosite Diagnostics Inc                                     217
8,775
*Bio-Technology General Corporation                          861
6,081
Block Drug Co., Inc.                                         152
8,009
*Blyth Industries, Inc.                                      545
13,148
*Bone Care International, Inc.                               109
1,887
Bowne & Co., Inc.                                            560
5,915
*Bright Horizons Family Solutions Inc.                       195
5,094
*Cadiz Inc.                                                  561
5,014
*CardioDynamics International Corporation                    446
1,533
*Career Education Corporation                                292
11,425
*Caremark Rx Inc.                                          3,175
43,035
Carter-Wallace, Inc.                                         319
10,647
*CDI Corporation                                             175
2,559
*Cell Genesys, Inc.                                          532
12,136
*Cell Pathways Inc.                                          337
1,601
*Cell Therapeutics Inc.                                      385
17,349
*Celsion Corporation                                         773
773
*Central Garden & Pet Co.                                    232
1,595
Central Parking Corp.                                        194
3,880
*Century Business Services Inc.                            1,179
1,326
*Cerus Corporation                                           142
10,686
Chemed Corp.                                                 144
4,842
*Chiquita Brands International, Inc.                         591
591
*ChromaVision Medical Systems Inc.                           225
591
Church & Dwight Company Inc.                                 606
13,484
*Closure Medical Corporation                                 100
3,600
Coca-Cola Bottling Co.                                        25
947
*Coinstar Inc.                                               321
4,895
*Collateral Therapeutics Inc.                                116
2,052
*Columbia Laboratories, Inc.                                 365
1,574
*CONMED Corp.                                                228
3,905
*Connetics Corporation                                       433
1,976
*Constellation Brands, Inc.                                  237
13,924
Cooper Companies, Inc. (The)                                 224
8,932
*Corinthian Colleges Inc.                                    138
5,235
*Corixa Corporation                                          573
15,967
Corn Products International Inc.                             559
16,246
*Corporate Executive Board Company                           302
12,009
*CorVel Corp.                                                 96
3,324
*CoStar Group Inc.                                           191
4,512
*Covance Inc                                                 909
9,772
*Coventry Health Care, Inc.                                  931
24,846
CPI Corp.                                                    111
2,220
*CryoLife, Inc.                                              252
7,623
*CSS Industries, Inc.                                         92
1,955
*Cubist Pharmaceuticals, Inc                                 423
12,267
*CuraGen Corporation                                         392
10,707
*CV Therapeutics, Inc                                        243
17,192
*Cyber-Care Inc.                                             716
1,522
*Cyberonics, Inc.                                            250
5,813
*Cygnus, Inc.                                                364
1,775
*Cytogen Corporation                                       1,140
2,672
*Data Broadcasting Corp.                                   1,097
3,840
Datascope Corp.                                              193
6,610
*DaVita Inc.                                               1,164
19,934
Dean Foods Co.                                               571
17,523
*Del Monte Foods Company                                     830
6,018
Delta and Pine Land Company                                  610
12,772
Diagnostic Products Corporation                              178
9,723
Dial Corporation (The)                                     1,358
14,938
*Diametrics Medical, Inc.                                    387
2,298
*DiamondCluster International, Inc.                          318
9,699
*Digene Corp.                                                166
7,418
*Diversa Corporation                                         121
2,170
Dole Food Co., Inc.                                          726
11,888
*Dollar Thrift Automotive Group Inc.                         384
7,200
Dreyer's Grand Ice Cream, Inc.                               255
8,224
*DUSA Pharmaceuticals, Inc.                                  215
3,615
Earthgrains Co. (The)                                        674
12,469
*Edison Schools Inc.                                         225
7,088
*Education Management Corporation                            323
11,547
*Edwards Lifesciences Corporation                            926
16,437
*Electro Rent Corp.                                          230
3,249
*Emisphere Technologies, Inc.                                226
5,650
*Encompass Services Corporation                            1,001
5,068
*Endocare, Inc.                                              158
2,015
*EntreMed, Inc.                                              225
3,881
*Enzo Biochem, Inc.                                          354
8,806
*Enzon, Inc.                                                 645
40,030
*Exelixis Inc.                                               142
2,077
*F.Y.I. Inc.                                                 196
7,228
Farmer Bros. Company                                          13
2,698
*First Consulting Group Inc.                                 275
1,306
Fleming Companies, Inc.                                      624
7,371
*Forrester Research, Inc.                                    173
8,661
*Fossil, Inc.                                                225
3,259
*Gaiam Inc.                                                   41
633
*Gartner Group Inc.                                        1,172
8,087
*Gene Logic Inc.                                             404
7,424
*Genome Therapeutics Corp.                                   327
2,279
*Genomic Solutions Inc.                                       19
145
*Genta Inc.                                                  184
1,472
*Gentiva Health Services, Inc.                               250
3,344
*Genzyme Corp.                                                 1
5
*Genzyme Transgenics Corp.                                   295
4,222
*Geron Corp.                                                 340
5,249
*Gliatech Inc.                                               150
609
Great Atlantic & Pacific Tea Co., Inc. (The)                 275
1,925
*Guilford Pharmaceuticals Inc.                               372
6,696
*Haemonetics Corp.                                           411
12,690
*Hain Celestial Group, Inc.                                  462
15,015
*Hall Kinion & Associates Inc.                               142
2,858
Harland (John H.) Company                                    449
6,342
*Health Net Inc.                                           1,644
43,052
*Heidrick & Struggles International Inc.                     304
12,787
Herbalife International, Inc.                                205
1,563
Hooper Holmes, Inc.                                        1,045
11,558
*Horizon Offshore Inc.                                       141
2,785
*Humana Inc.                                               2,520
38,430
*Hyseq Inc.                                                  155
2,228
*IDEXX Laboratories, Inc.                                    563
12,386
*IGEN International Inc.                                     152
1,872
*ILEX Oncology Inc.                                          346
9,104
*Imatron Inc.                                              1,443
1,984
*Immune Response Corporation (The)                           375
984
*ImmunoGen, Inc.                                             525
11,255
*Immunomedics, Inc.                                          478
10,277
*IMPATH Inc.                                                 278
18,487
*INAMED Corporation                                          204
4,169
Ingles Markets, Inc.                                         157
1,580
*Inhale Therapeutic Systems                                  512
25,856
*Insurance Auto Auctions, Inc.                               134
1,608
*Integrated Electrical Services Inc.                         518
3,076
*InterMune Pharmaceuticals Inc.                              108
4,820
International Multifoods Corporation                         269
5,464
Interstate Bakeries Corporation                              596
8,381
*IntraBiotics Pharmaceuticals Inc.                           119
1,145
Invacare Corp.                                               378
12,947
*Invitrogen Corporation                                      133
11,488
*Isis Pharmaceuticals, Inc.                                  564
5,993
*i-STAT Corp.                                                256
6,768
*ITT Educational Services, Inc.                              225
4,950
Kelly Services, Inc.                                         270
6,379
*kforce.com Inc.                                             614
1,880
*Korn/Ferry International                                    585
12,431
*Kos Pharmaceuticals Inc.                                    146
2,573
*K-V Pharmaceutical Company                                  282
6,839
*Labor Ready, Inc.                                           546
1,809
*Laboratory Corporation of America Holdings                  104
18,304
Lance, Inc.                                                  400
5,063
*Learning Tree International, Inc.                           171
8,465
*Lexicon Genetics, Inc.                                      158
2,627
*Lifepoint Hospitals, Inc.                                   497
24,912
*Ligand Pharmaceuticals Inc.                                 827
11,578
*Lincare Holdings Inc.                                       649
37,034
*Luminex Corporation                                          73
1,903
*Lynx Therapeutics Inc.                                      157
1,413
*Mail-Well, Inc.                                             739
3,187
*Manor Care, Inc.                                          1,278
26,359
*Martek Biosciences Corp.                                    278
3,406
*Matrix Pharmaceutical, Inc.                                 366
6,268
*Maxim Pharmaceuticals, Inc.                                 318
2,027
*MAXIMUS, Inc.                                               180
6,289
*Maxygen Inc.                                                118
2,891
McGrath RentCorp                                             142
2,751
*Medicis Pharmaceutical Corporation                          459
27,138
*MedQuist, Inc.                                              212
3,392
*MemberWorks Inc.                                            154
3,273
Mentor Corporation                                           348
6,786
*META Group, Inc.                                            130
845
*MGI Pharma, Inc.                                            260
4,290
Michael Foods, Inc.                                          217
6,537
*Microvision, Inc.                                           169
2,958
*Mid Atlantic Medical Services, Inc.                         704
13,948
Midas Inc.                                                   248
2,961
*Miravant Medical Technologies                               221
2,051
*Modis Professional Services Inc.                          1,446
5,965
*Myriad Genetics, Inc.                                       290
23,998
*Nabi                                                        534
2,470
*Nanogen Inc.                                                228
2,052
*National Processing, Inc.                                    96
1,632
*NationsRent Inc.                                            586
916
*Navigant Consulting Inc.                                    591
2,253
*NBTY Inc.                                                   890
4,228
*NCO Group Inc.                                              305
9,264
*NeoRx Corp.                                                 312
1,638
*Neose Technologies, Inc.                                    172
5,676
*Neurocrine Biosciences, Inc.                                320
10,600
*Neurogen Corp.                                              197
6,920
New England Business Service, Inc.                           198
3,614
*Nexell Therapeutics Inc.                                    118
358
*Noven Pharmaceuticals, Inc.                                 300
11,213
*Novoste Corp.                                               225
6,188
*NPS Pharmaceuticals, Inc.                                   307
14,736
*Oakley, Inc.                                                357
4,820
*Ocular Sciences Inc.                                        253
2,941
*Ogden Corporation                                           787
12,100
Omnicare, Inc.                                             1,465
31,681
*On Assignment, Inc.                                         344
9,804
*ORATEC Interventions Inc.                                    69
354
*Orchid Biosciences Inc.                                      95
1,330
*Organogenesis Inc.                                          538
4,837
*Orthodontic Centers of America, Inc.                        647
20,219
*OSI Pharmaceuticals, Inc.                                   371
29,726
*Paradigm Genetics, Inc.                                      78
780
*PAREXEL International Corp.                                 401
4,336
Pennzoil-Quaker State Company                              1,246
16,042
*Peregrine Pharmaceuticals, Inc.                           1,254
1,176
*Performance Food Group Company                              195
9,997
*Perrigo Co.                                                 981
8,124
*Pharmaceutical Product Development, Inc.                    293
14,558
*Pharmacopeia, Inc.                                          289
6,304
*Pharmacyclics, Inc.                                         253
8,665
*Photogen Technologies, Inc.                                 144
252
Pilgrim's Pride Corp.                                        257
2,008
*Playtex Products, Inc.                                      455
4,379
*Plexus Corp.                                                560
17,019
*PolyMedica Corporation                                      163
5,440
*Praecis Pharmaceuticals Inc.                                127
3,715
*Pre-Paid Legal Services, Inc.                               304
7,752
*Priority Healthcare Corporation- Class B                    356
14,529
*Professional Detailing Inc.                                  65
6,875
*Profit Recovery Group International, Inc. (The)             657
4,188
*ProsoftTraining.com Inc.                                    262
3,177
*Protection One Inc.                                         313
274
*Province Healthcare Company                                 480
18,900
*PSS World Medical Inc.                                    1,129
5,645
*Quorum Health Group, Inc.                                 1,123
17,687
*Ralcorp Holdings, Inc.                                      445
7,287
*Regeneron Pharmaceuticals, Inc.                             285
10,051
*RehabCare Group, Inc.                                       200
10,275
*Renal Care Group Inc.                                       718
19,689
*Rent-A-Center, Inc.                                         267
9,212
*Rent-Way, Inc.                                              376
1,669
*Res-Care, Inc.                                              308
1,386
*ResMed Inc.                                                 473
18,861
*Respironics, Inc.                                           524
14,934
*Revlon, Inc.                                                139
689
*Ribozyme Pharmaceuticals, Inc.                              142
2,032
*Rica Foods Inc.                                             113
607
*RightCHOICE Managed Care, Inc.                               59
2,054
Riviana Foods Inc.                                           111
2,178
Rollins, Inc.                                                270
5,417
Ruddick Corp.                                                478
5,467
Russ Berrie and Company Inc.                                 162
3,422
*Sangstat Medical Corporation                                251
2,981
*Schein (Henry), Inc.                                        361
12,500
*SciClone Pharmaceuticals, Inc.                              482
1,928
*Scotts Co. (The)                                            245
9,050
Seaboard Corp.                                                 5
780
*Seminis, Inc.                                               196
123
Sensient Technologies Corporation                            728
16,562
*Sequenom, Inc.                                               83
1,162
*Service Corp. International                               4,326
7,571
*Sicor Inc.                                                  654
9,442
*Smithfield Foods, Inc.                                      872
26,509
Smucker (J.M.) Co.                                           347
9,699
*Sodexho Marriott Services Inc                               517
11,439
*Sonic Innovations Inc.                                       54
361
*SonoSite Inc.                                               148
1,887
*Sotheby's Holdings, Inc.                                    658
15,257
*Source Information Management Co.                           162
608
*Spherion Corporation                                        929
10,509
*STAAR Surgical Co.                                          187
2,349
Standard Register Co. (The)                                  205
2,921
*Star Scientific Inc.                                        312
761
*StarTek Inc.                                                113
1,737
*STERIS Corp.                                              1,073
17,302
Stewart Enterprises, Inc.                                  1,513
2,884
Strayer Education, Inc.                                      115
2,940
*Suiza Foods Corp.                                           461
22,128
*Sunrise Assisted Living, Inc.                               298
7,450
*Sunrise Technologies International, Inc.                    738
1,315
*SuperGen, Inc.                                              405
5,619
*Sylvan Learning Systems, Inc.                               517
7,658
*Syncor International Corporation                            300
10,913
*Targeted Genetics Corporation                               423
2,829
*Tejon Ranch Co.                                             101
1,943
*Tejon Ranch Co. - Rights                                    101
3
*Texas Biotechnology Corporation                             648
5,566
*The Management Network Group Inc.                            85
1,009
*The Robert Mondavi Corporation                              127
6,874
*The Yankee Candle Company                                   231
2,555
*Theragenics Corporation                                     416
2,080
*Thermo Cardiosystems Inc.                                   245
2,144
*Thoratec Laboratories Corporation                           237
2,607
*Titan Pharmaceuticals, Inc.                                 365
12,910
*Transkaryotic Therapies, Inc.                               317
11,551
*Triad Hospitals Inc.                                        540
17,584
*Triangle Pharmaceuticals, Inc.                              520
2,568
*Trico Marine Services, Inc.                                 356
5,496
*Trimeris Inc.                                               248
13,609
*Tularik Inc.                                                174
5,122
Tupperware Corp.                                             917
18,741
*Twinlab Corporation                                         339
572
*United Natural Foods, Inc.                                  139
2,450
*United Rentals Inc.                                         534
7,176
*United Therapeutics Corporation                             212
3,127
Universal Corp.                                              448
15,680
*US Oncology Inc.                                          1,144
7,222
*Valentis Inc.                                               461
3,285
*Varian Medical Systems                                      496
33,697
*Vasomedical, Inc.                                           789
1,726
*VaxGen, Inc.                                                126
2,457
Vector Group Ltd.                                            202
3,194
*Ventana Medical Systems, Inc.                               145
2,683
*Vical Inc.                                                  315
5,828
*VISX Inc./DE                                                859
8,966
Vital Signs, Inc.                                             88
2,827
*VIVUS, Inc.                                                 512
1,104
*Volt Information Sciences, Inc.                             129
2,677
*Wackenhut Corporation                                       144
1,944
Wallace Computer Services, Inc.                              596
10,132
West Pharmaceutical Services, Inc.                           165
4,053
*Whole Foods Market, Inc.                                    417
25,489
*Wild Oats Markets, Inc.                                     305
1,296
*Zoll Medical Corporation                                    132
4,628
 .                                                                   ---------
--

2,793,228
 .                                                                   ---------
--
DIVERSIFIED - .07%
*Terremark Worldwide Inc.                                  1,973
1,480
*Triarc Companies Inc.                                       220
5,335
Walter Industries, Inc.                                      526
3,945
 .                                                                   ---------
--

10,760
 .                                                                   ---------
--
ENERGY - 3.75%
Arch Coal Inc.                                               265
3,743
*Atwood Oceanics, Inc.                                       140
6,133
*Barrett Resources Corporation                               456
25,907
*Basin Exploration, Inc.                                     217
5,534
*Belco Oil & Gas Corp.                                       243
3,022
Berry Petroleum Company                                      300
4,013
Cabot Oil & Gas Corporaiton                                  364
11,352
*Cal Dive International Inc.                                 380
10,118
*Callon Petroleum Co.                                         95
1,585
Carbo Ceramics Inc.                                           78
2,920
*Chesapeake Energy Corporation                             1,490
15,086
*Clayton Williams Energy, Inc.                                69
1,863
*Comstock Resources, Inc.                                    308
4,543
Consol Energy Inc.                                           402
11,231
Cross Timbers Oil Company                                  1,098
30,470
*Denbury Resources Inc.                                      257
2,827
*Dril-Quip, Inc                                              147
5,026
*EEX Corporation                                             460
2,243
*Evergreen Resources, Inc.                                   201
7,764
*Forest Oil Corporation                                      425
15,672
*Friede Goldman Halter, Inc.                                 441
1,571
*Frontier Oil Corporation                                    437
3,004
*Grey Wolf, Inc.                                           2,839
16,679
*Gulf Island Fabrication Inc.                                123
2,237
*Houston Exploration Company                                 137
5,223
*HS Resources, Inc.                                          268
11,357
*Input/Output, Inc.                                          612
6,235
*Key Energy Group, Inc.                                    1,363
14,226
*Key Production Co., Inc.                                    152
5,102
*Lone Star Technologies, Inc.                                378
14,553
*Louis Dreyfus Natural Gas Corporation                       312
14,294
*McMoRan Exploration Co.                                     251
3,326
*Meridian Resource Corporation                               244
2,105
Midcoast Energy Resources, Inc.                              175
3,817
Mitchell Energy & Development Corp.                          324
19,845
*Newpark Resources, Inc.                                   1,099
10,509
*Nuevo Energy Co.                                            243
4,207
*Oceaneering International, Inc.                             332
6,453
*Parker Drilling Co.                                       1,041
5,270
Patina Oil & Gas Corporation                                 177
4,248
*Patterson Energy Inc.                                       521
19,407
Penn Virginia Corp.                                          110
3,651
*Pennaco Energy, Inc.                                        245
4,808
*Pioneer National Resources Company                        1,584
31,181
*Plains Resources Inc.                                       255
5,387
Pogo Producing Co.                                           641
19,951
*Prima Energy Corp.                                          139
4,865
*Prize Energy Corporation                                     44
913
*Pure Resources, Inc.                                        795
16,099
RPC, Inc.                                                    210
3,045
*Seacor Smit, Inc.                                           268
14,104
*Seitel, Inc.                                                290
5,347
*Spinnaker Exploration Company                               118
5,015
St. Mary Land & Exploration Company                          444
14,791
*Stone Energy Corp.                                          263
16,977
*Superior Energy Services, Inc.                              704
8,096
*Swift Energy Co.                                            304
11,438
*Tesoro Petroleum Corporation                                504
5,859
*Tom Brown Inc.                                              437
14,366
*TransMontaigne Inc.                                         417
1,147
*Unit Corporation                                            507
9,601
*Universal Compression Holdings, Inc.                        111
4,183
*UTI Energy Corporation                                      446
14,662
*Veritas DGC Inc.                                            410
13,243
Vintage Petroleum, Inc.                                      774
16,641
WD-40 Co.                                                    208
4,043
Western Gas Resources, Inc.                                  315
10,612
 .                                                                   ---------
--

604,745
 .                                                                   ---------
--
FINANCIAL - 17.96%
1st Source Corporation                                       183
3,340
ADVANTA Corporation - Class A                                346
3,049
*Affiliated Mangers Group Inc.                               356
19,536
Alabama National BanCorporation                              133
3,009
*Alexander's, Inc.                                            53
3,587
Alexandria Real Estate Equities Inc.                         192
7,140
Alfa Corporation                                             623
11,448
*Alleghany Corporation                                        77
15,824
Allied Capital Corporation                                 1,101
22,983
AMCORE Financial, Inc.                                       430
8,896
American Captial Strategies Ltd.                             329
8,287
American Financial Holdings Inc.                             459
9,467
American Industrial Properties REIT                          282
3,455
American National Insurance Co.                              162
11,826
*AmeriCredit Corp.                                         1,204
32,809
Amli Residential Properties Trust                            231
5,703
*Ampal-American Israel Corporation                           300
1,819
Anchor BanCorp Wisconsin Inc.                                401
6,416
Andover Bancorp, Inc.                                        101
3,478
Arden Realty, Inc.                                           945
23,743
Area Bancshares Corporation                                  225
3,713
Argonaut Group, Inc.                                         278
5,838
Astoria Financial Corporation                                733
39,811
Baldwin & Lyons, Inc.                                        186
4,325
BancFirst Corp.                                               64
2,540
BancorpSouth, Inc.                                         1,347
16,417
Bank of Granite Corporation                                  182
4,232
Bank United Corp.                                            515
35,117
BankAtlantic Bancorp  - Class A                              365
1,369
Bay View Capital Corporation                                 448
2,800
Bedford Property Investors, Inc.                             296
5,994
Berkley (W. R.) Corp.                                        277
13,071
*Blackrock, Inc.                                             286
12,012
Blanch (E.W.) Holdings, Inc.                                 212
3,697
*BOK Financial Corp.                                         167
3,549
Boykin Lodging Co.                                           272
2,312
Brandywine Realty Trust                                      540
11,171
BRE Properties, Inc.                                         712
22,562
Brookline Bancorp Inc.                                       206
2,369
Brown & Brown, Inc.                                          342
11,970
BSB Bancorp, Inc.                                            147
1,936
Burnham Pacific Properties, Inc.                             513
2,373
Cabot Industrial Trust                                       645
12,376
Camden Property Trust                                        607
20,335
Capital Automotive REIT                                      329
4,544
Capital City Bank Group Inc.                                  65
1,613
Capitol Federal Financial                                    560
9,380
Capstead Mortgage Corporation                                278
3,023
*Catellus Development Corporation                          1,699
29,733
Cathay Bancorp, Inc.                                         143
8,437
*CB Richard Ellis Services, Inc.                             324
4,739
CBL & Associates Properties, Inc.                            394
9,973
Centerpoint Properties Trust                                 330
15,593
Century South Banks, Inc.                                    177
5,963
Charter Municipal Mortgage Acceptance Company                327
4,395
Chateau Communities, Inc.                                    341
10,379
*Chelsea GCA Realty, Inc.                                    253
9,329
Chemical Financial Corporation                               223
5,213
Chittenden Corp.                                             452
13,701
Citizens Banking Corp.                                       757
22,000
City Bank                                                    148
3,164
CNA Surety Corporation                                       262
3,734
Colonial BancGroup, Inc. (The)                             1,530
16,448
Colonial Properties Trust                                    348
9,070
Commerce Bancorp Inc.                                        486
33,230
Commerce Group Inc.                                          399
10,845
Commercial Federal Corporation                               897
17,435
Commercial Net Lease Realty, Inc                             482
4,910
Community First Bankshares, Inc.                             801
15,119
*CompuCredit Corporation                                     194
3,516
Cornerstone Realty Income Trust Inc.                         621
6,559
*Corrections Corporation of America                        4,703
1,617
CORUS Bankshares, Inc.                                       147
7,274
Cousins Properties Inc.                                      622
17,377
CPB Inc.                                                     130
3,624
Crawford & Company                                           561
6,522
*Credit Acceptance Corporation                               269
1,614
*Creditrust Corp.                                             77
22
Cullen/Frost Bankers, Inc.                                   832
34,788
CVB Financial Corp.                                          275
4,675
Dain Rauscher Corporation                                    203
19,222
*Delphi Financial Group, Inc.                                236
9,086
Developers Diversified Realty Corp.                          927
12,341
Dime Community Bancorp, Inc                                  200
5,050
Doral Financial Corporation                                  502
12,142
Downey Financial Corp.                                       337
18,535
*DVI, Inc.                                                   154
2,628
East West Bancorp Inc.                                       357
8,903
EastGroup Properties Inc                                     248
5,549
Eaton Vance Corp.                                            944
30,444
Enhance Financial Services Group Inc.                        431
6,654
Entertainment Properties Trust                               239
2,629
Equity Inns, Inc.                                            583
3,607
Essex Property Trust, Inc.                                   287
15,713
F & M National Corp.                                         395
10,319
F&M Bancorp                                                  168
3,465
F.N.B. Corp.                                                 348
7,308
Farmers Capital Bank Corp.                                   100
2,763
FBL Financial Group, Inc.                                    149
2,598
Federal Realty Investment Trust                              625
11,875
FelCor Lodging Trust, Inc.                                   750
17,953
Fidelity National Financial, Inc.                            846
31,249
*Financial Federal Corp.                                     171
4,083
FINOVA Group Inc.                                            974          913
First American Financial Corp. (The)                         872
28,667
First Busey Corp.                                            144
2,871
First Charter Corporation                                    498
7,408
First Citizens BancShares, Inc.                               94
7,591
First Commonwealth Financial Corporation                     923
9,230
First Federal Capital Corporation                            236
3,422
First Financial Bancorp                                      561
9,537
First Financial Bankshares, Inc.                             158
4,967
First Financial Corp.                                        107
3,417
First Financial Holdings, Inc.                               212
4,174
First Indiana Corporation                                    148
3,478
First Industrial Realty Trust, Inc.                          615
20,910
First Merchants Corporation                                  185
4,197
First Midwest Bancorp, Inc.                                  654
18,803
First Niagara Financial Group, Inc.                          195
2,108
First Sentinel Bancorp                                       573
6,590
First Washington Realty Trust, Inc.                          128
3,304
FirstBank Puerto Rico                                        338
7,985
*FirstFed Financial Corp.                                    273
8,821
Forest City Enterprises, Inc.                                251
9,839
Franchise Finance Corporation of America                     895
20,865
Fremont General Corp.                                        924
2,599
*Friedman, Billings, Ramsey Group Inc.                       378
2,481
Frontier Financial Corporation                               233
5,840
Fulton Financial Corporation                               1,134
26,153
*Gabelli Asset Management, Inc.                               87
2,887
Gables Residential Trust                                     385
10,780
Gallagher (Arthur J.) & Company                              591
37,602
GBC Bancorp                                                  170
6,524
Glenborough Realty Trust Inc.                                466
8,097
Glimcher Realty Trust                                        378
4,725
Gold Banc Corporation, Inc.                                  469
2,198
Great American Financial Resources Inc.                      114
2,180
Great Lakes REIT Inc.                                        260
4,518
Greater Bay Bancorp                                          566
23,206
Hancock Holding Company                                      145
5,546
Harbor Florida Bancorp, Inc.                                 363
5,422
Harleysville Group Inc.                                      209
6,113
Harleysville National Corp.                                  131
4,544
HCC Insurance Holdings, Inc.                                 652
17,563
Health Care Property Investors, Inc.                         769
22,974
Health Care REIT, Inc.                                       454
7,378
Healthcare Realty Trust Inc.                                 638
13,558
Highwoods Properties, Inc.                                   946
23,532
Hilb, Rogal & Hamilton Co.                                   208
8,294
Home Properties of New York, Inc.                            319
8,912
Horace Mann Educators Corporation                            650
13,894
Hospitality Properties Trust                                 804
18,191
HRP Properties Trust                                       2,097
15,859
Hudson United Bancorp                                        886
18,551
*Imperial Bancorp                                            592
15,540
Independence Community Bank Corporation                    1,064
16,958
Independent Bank Corp.                                       230
2,875
Innkeepers USA Trust                                         551
6,095
*Insignia Financial Group, Inc.                              286
3,396
Integra Bank Corporation                                     277
7,081
International Bancshares Corp.                               248
8,463
*Investment Technology Group, Inc.                           437
18,245
Investors Financial Services Corp.                           463
39,798
IRT Property Company                                         506
4,111
Irwin Financial Corporation                                  168
3,560
JDN Realty Corp.                                             538
5,683
Jefferies Group, Inc.                                        388
12,125
John Nuveen Company                                          106
6,095
*Jones Lang LaSalle Inc.                                     481
6,674
JP Realty, Inc.                                              195
3,071
Kansas City Life Insurance Co.                               109
3,856
Kilroy Realty Corporation                                    416
11,674
Koger Equity, Inc.                                           422
6,567
*LaBranche & Company Inc.                                    587
17,940
LandAmerica Financial Group, Inc                             156
6,308
LaSalle Hotel Properties                                     170
2,582
Leucadia National Corp.                                      602
21,333
Lexington Corporate Properties, Inc.                         272
3,213
Liberty Financial Companies, Inc.                            217
9,670
LNR Property Corporation                                     354
7,788
Macerich Co. (The)                                           499
9,575
MAF Bancorp, Inc.                                            376
10,693
Manufactured Home Communities, Inc.                          292
8,468
*Markel Corporation                                           91
16,471
Medallion Financial Corp.                                    178
2,603
*Medical Assurance Inc.                                      297
4,956
*Meditrust Corporation                                     2,266
5,807
Merchants New York Bancorp, Inc.                             301
7,544
Mercury General Corp.                                        425
18,647
Meristar Hospitality Corporation                             562
11,064
Metris Companies Inc.                                        924
24,313
Mid-America Apartment Communities Inc.                       280
6,318
Mid-America Bancorp                                          138
3,140
Mid-State Bancshares                                         178
6,319
Mississippi Valley Bancshares, Inc.                           99
2,908
Morgan Keegan, Inc.                                          350
9,275
National Golf Properties, Inc.                               213
4,380
National Health Investors Inc.                               387
2,854
National Penn Bancshares, Inc.                               294
5,935
*National Western Life Insurance Co.                          31
3,195
Nationwide Health Properties, Inc.                           735
9,463
NBT Bancorp Inc.                                             287
4,197
New Plan Excel Realty Trust                                1,393
18,283
New York Community Bancorp, Inc.                             262
9,629
Northwest Bancorp, Inc.                                      229
2,075
OceanFirst Financial Corporation                             190
4,679
*Ocwen Financial Corporation                                 518
3,302
Ohio Casualty Corporation                                    955
9,550
Omega Financial Corp.                                        140
3,780
Oriental Financial Group Inc.                                181
2,410
Pacific Capital Bancorp                                      390
10,969
Pacific Gulf Properties Inc.                                 293
1,795
Pacific Northwest Bancorp                                    219
3,025
Pan Pacific Retail Properties Inc.                           311
6,939
Park National Corp.                                          134
12,018
Parkway Properties, Inc.                                     157
4,661
Pennsylvania Real Estate Investment Trust                    195
3,729
People's Bank                                                438
11,333
PFF Bancorp, Inc.                                            208
4,342
*Philadelphia Consolidated Holding Corp.                     100
3,088
Phoenix Investment Partners, Ltd.                            703
11,028
*PICO Holdings, Inc.                                         211
2,624
PMA Capital Corporation                                      270
4,658
Potlatch Corporation                                           3          54
Premier National Bancorp Inc.                                251
5,224
Prentiss Properties Trust                                    573
15,435
Presidential Life Corporation                                326
4,870
Prime Group Realty Trust                                     151
2,171
Promistar Financial Corporation                              265
4,609
Provident Bankshares Corporation                             399
8,329
Provident Financial Group, Inc.                              348
13,050
PS Business Parks Inc.                                       372
10,342
R&G Financial Corporation                                    161
2,294
Raymond James Financial, Inc.                                624
21,762
Realty Income Corp.                                          424
10,547
Reckson Associates Realty Corporation                        649
16,266
Regency Realty Corp.                                         490
11,607
*Reliance Group Holdings                                   1,040          6
Republic Bancorp Inc.                                        790
8,542
Republic Security Financial Corporation                      775
5,595
RFS Hotel Investors Inc.                                     389
5,081
Richmond County Financial Corporation                        488
12,749
Riggs National Corp.                                         303
4,223
RLI Corp.                                                    126
5,631
Roslyn Bancorp, Inc.                                       1,060
28,951
S&T Bancorp, Inc.                                            429
9,277
Sandy Spring Bancorp Inc.                                    152
3,458
Santander BanCorp                                            131
2,522
Saul Centers, Inc.                                           171
3,185
SCPIE Holdings Inc.                                          149
3,520
Seacoast Financial Services Corporation                      404
4,848
*Security Capital Group Inc.                                 485
9,730
Selective Insurance Group, Inc.                              416
10,088
Senior Housing Properties Trust                              207
1,928
Shoreline Financial Corp.                                      8          120
Shurgard Storage Centers, Inc.                               464
11,339
*Silicon Valley Bancshares                                   638
22,051
Sky Financial Group Inc.                                   1,351
22,629
SL Green Realty Corporation                                  344
9,632
Smith (Charles E.) Residential Realty, Inc.                  333
15,651
*Southwest Bancorporation of Texas, Inc.                     450
19,322
Southwest Securities Group, Inc.                             251
6,495
Sovran Self Storage, Inc.                                    192
3,816
StanCorp Financial Group                                     504
24,066
State Auto Financial Corp.                                   191
3,414
Staten Island Bancorp Inc.                                   585
12,504
Sterling Bancshares, Inc.                                    414
8,177
*Stewart Information Services Corp.                          163
3,617
*Stockwalk.com Group, Inc.                                   100          213
Storage USA, Inc.                                            440
13,970
Student Loan Corp.                                            63
3,430
Summit Properties Inc.                                       394
10,244
Sun Communities, Inc.                                        278
9,313
Susquehanna Bancshares, Inc.                                 624
10,296
Tanger Factory Outlet Centers, Inc.                           82
1,871
Taubman Centers, Inc.                                        542
5,928
Texas Regional Bancshares, Inc.                              253
8,223
The Midland Company                                           69
1,915
The Mills Corporation                                        246
4,074
The South Financial Group, Inc.                              684
9,063
Town & Country Trust (The)                                   253
4,886
*Trammell Crow Company                                       388
5,238
Trewick Group LTD                                            258
6,402
*Triad Guaranty Inc.                                         211
6,989
Trust Company of New Jersey                                  258
3,241
TrustCo Bank Corp                                            978
11,913
Trustmark Corp.                                              977
20,517
Tucker Anthony Sutro                                         261
6,411
U.S.B. Holding Co., Inc.                                     149
1,872
UCBH Holdings, Inc.                                          148
6,901
*UICI                                                        594
3,527
UMB Financial Corp.                                          255
9,531
United Bankshares, Inc.                                      549
11,666
United Community Financial Corp.                             479
3,323
United Dominion Realty Trust, Inc.                         1,640
17,733
United National Bancorp                                      253
4,854
Vencor, Inc.                                                 956
5,378
W Holding Company Inc.                                       439
5,103
Washington Federal, Inc.                                     869
24,712
Washington Real Estate Investment Trust                      568
13,419
Webster Financial Corporation                                678
19,196
Weingarten Realty Investors                                  425
18,594
Wesbanco, Inc.                                               306
7,191
Westamerica Bancorporation                                   576
24,768
Westcorp Inc.                                                131
1,965
Westfield America Inc.                                       459
6,627
*WFS Financial Inc.                                          143
2,646
Whitney Holding Corporation                                  359
13,036
Zenith National Insurance Corporation                        146
4,289
 .                                                                   ---------
--

2,892,534
 .                                                                   ---------
--
INDUSTRIAL - 11.75%
AAR Corporation                                              428
5,404
*ACT Manufacturing, Inc.                                     169
2,662
Actuant Corporation                                          621
1,863
*Advanced Energy Industries, Inc.                            178
4,005
*Advanced Lighting Technologies, Inc.                        221
1,464
AGCO Corporation                                             947
11,482
Airborne, Inc.                                               779
7,595
*Albany International Corporation  - Class A                 276
3,709
Alexander & Baldwin, Inc.                                    661
17,351
*Alliant Techsystems Inc.                                    237
15,820
*AMERCO                                                      137
2,689
*American Freightways Corporation                             10          279
*American Superconductor Corporation                         304
8,683
*American Technical Ceramics Corporation                      48          480
AMETEK, Inc.                                                 508
13,176
Analogic Corporation                                          99
4,412
Applied Industrial Technologies Inc.                         322
6,621
*Applied Science & Technology, Inc.                          180
2,160
AptarGroup, Inc.                                             571
16,773
*Arkansas Best Corporation                                   247
4,523
*Armor Holdings Inc.                                         270
4,708
Armstrong Holdings, Inc.                                     600
1,238
Arnold Industries, Inc.                                      323
5,814
*Artesyn Technologies Inc                                    507
8,049
*Astec Industries, Inc.                                      244
3,218
*Atlas Air, Inc.                                             245
7,993
Baldor Electric Co.                                          380
8,028
Ball Corporation                                             472
21,742
Barnes Group Inc.                                            263
5,227
Bel Fuse, Inc.                                               135
4,590
Belden Inc.                                                  386
9,795
*Benchmark Electronics, Inc.                                 259
5,844
*Blount International, Inc.                                   60          461
Brady (W.H.) Co.                                             281
9,501
Briggs & Stratton Corp.                                      354
15,709
*Brooks Automation, Inc.                                     264
7,409
C&D Technologies Inc.                                        405
17,491
Calgon Carbon Corporation                                    542
3,083
Carlisle Companies, Inc.                                     481
20,653
*Castella Waste Systems Inc. - Class A                       318
2,763
*Catalytica Energy Systems                                     1          7
Centex Construction Products Inc.                            116
3,168
*Checkpoint Systems, Inc.                                    456
3,392
CLARCOR Inc.                                                 385
7,965
CNF, Inc.                                                    771
26,069
*Coherent, Inc.                                              391
12,708
Columbus McKinnon Corporation                                198
1,757
*Comfort Systems USA Inc.                                    461          980
Commercial Metals Company                                    226
5,029
*Concord Camera Corp.                                        313
5,165
*CoorsTek, Inc.                                               36
1,130
CTS Corp.                                                    442
16,105
Cubic Corporation                                             80
2,055
Cummins Engine Company, Inc.                                 659
25,001
*CUNO Inc.                                                   258
6,918
Curtiss-Wright Corp.                                          77
3,581
*CyberOptics Corporation                                     107
1,812
*Cymer, Inc                                                  461
11,864
*Dal-Tile International Inc.                                 871
12,357
*DDi Corporation                                             179
4,878
*Dionex Corp.                                                350
12,075
Donaldson Company, Inc.                                      639
17,772
*DSP Group, Inc                                              420
8,840
*EarthShell Corporation                                      458          587
*EGL Inc.                                                    440
10,533
Elcor Corp.                                                  311
5,248
*Electro Scientific Industries, Inc.                         424
11,872
*Emcor Group, Inc.                                           146
3,723
*Energy Conversion Devices, Inc.                             196
3,969
*ESCO Technologies Inc.                                      180
3,724
*Esterline Technologies Corporation                          275
7,219
*Excel Technology, Inc.                                      141
2,813
Federal Signal Corporation                                   720
14,130
*FEI Company                                                 222
5,051
*Fisher Scientific International Inc.                        637
23,489
Florida Rock Industries, Inc.                                294
11,503
*Flowserve Corp.                                             595
12,718
*Forward Air Corporation                                     217
8,097
Foster Wheeler Corporation                                   609
3,197
Franklin Electric Co., Inc.                                   68
4,658
*Fritz Companies, Inc.                                       335
2,031
*Gardner Denver, Inc.                                        207
4,409
*Gaylord Container Corp.                                     877          877
GenCorp Inc.                                                 532
5,121
General Cable Corporation                                    478
2,121
*Genlyte Group Inc.                                          192
4,560
*GenRad, Inc.                                                427
4,270
Gentek, Inc.                                                 100
1,650
Gerber Scientific, Inc.                                      311
2,663
Graco Inc.                                                   322
13,323
Granite Construction Inc.                                    302
8,739
Greif Bros. Corp.                                            214
6,099
*Griffon Corp.                                               414
3,260
Harsco Corporation                                           635
15,677
*Heartland Express, Inc.                                     232
5,293
HEICO Corp.                                                  127
1,984
*Hexcel Corporation                                          295
2,637
*Hunt (J.B.) Transport Services, Inc.                        275
4,623
*Identix Inc.                                                361
2,834
IDEX Corp.                                                   471
15,602
*II-VI Inc.                                                  144
2,187
*Imation Corporation                                         568
8,804
*Insituform Technologies, Inc.                               299
11,923
*Interlink Electronics                                       176
2,233
*Interlogix Inc.                                             135
2,548
Interpool, Inc.                                              195
3,327
*Ionics, Inc.                                                257
7,292
*Ivex Packaging Corporation                                  323
3,533
*Jacobs Engineering Group Inc.                               357
16,489
JLG Industries, Inc.                                         661
7,023
Kaman Corporation                                            357
6,024
Kaydon Corporation                                           478
11,890
Keithley Instruments, Inc.                                   126
5,426
Kennametal Inc.                                              483
14,067
*Kent Electronics Corporation                                450
7,425
*Kirby Corp.                                                 389
8,169
*Knight Transportation, Inc.                                 110
2,118
Lancaster Colony Corporation                                 503
14,115
*Landstar System, Inc.                                       142
7,872
Lawson Products, Inc.                                         87
2,365
Lennox International Inc.                                    644
4,991
Lincoln Electric Holdings, Inc.                              554
10,872
Lindsay Manufacturing Co.                                    195
4,412
Liqui-Box Corporation                                         48
1,788
*Littelfuse, Inc.                                            311
8,902
Longview Fibre Co.                                           821
11,084
*M.S. Carriers, Inc.                                         139
4,552
*MagneTek, Inc.                                              305
3,965
Manitowoc Co., Inc. (The)                                    392
11,368
Matthews International Corp.                                 224
7,070
*Maverick Tube Corp.                                         284
6,426
*Meade Instruments Corporation                               133          873
*Mechanical Technology Incorporated                          367
1,285
Metals USA Inc.                                              400
1,125
Methode Electronics, Inc.                                    565
12,960
*Mettler-Toledo International Inc.                           615
33,425
Milacron Inc.                                                568
9,124
Mine Safety Appliances Co.                                   148
3,719
*Molecular Devices Corp.                                     178
12,182
*Moog Inc.                                                   116
3,364
*Mueller Industries, Inc                                     548
14,693
Myers Industries, Inc.                                       260
3,770
NACCO Industries, Inc.                                       102
4,456
National Service Industries, Inc.                            647
16,620
NCH Corporation                                               40
1,520
*NCI Building Systems, Inc.                                  288
5,418
Newport News Shipbuilding Inc.                               462
24,024
Nordson Corporation                                          448
11,424
*Nortek, Inc.                                                151
3,577
*NS Group, Inc.                                              265
2,504
*Offshore Logistics, Inc.                                    335
7,218
*Orbital Sciences Corporation                                594
2,450
Overseas Shipholding Group, Inc.                             401
9,198
Owens Corning                                                808          657
*Packaging Corporation of America                            740
11,933
*Packard BioScience Company                                  191
2,220
*Pactiv Corporation                                        2,686
33,239
Park Electrochemical Corp.                                   223
6,843
*PAXAR Corp.                                                 626
6,377
Penn Engineering & Manufacturing Corp.                        97
3,419
*Photon Dynamics, Inc.                                       183
4,118
Pittston Company-Brink's Incorporated                        823
16,357
Polaroid Corp.                                               713
4,144
Polymer Group, Inc.                                          329
1,768
Precision Castparts Corporation                              778
32,725
*Presstek Inc.                                               441
4,631
Primex Technologies Inc.                                     148
4,718
Quanex Corporation                                           226
4,548
Rayonier Inc.                                                435
17,318
*Rayovac Corp.                                               437
6,200
Regal-Beloit Corp.                                           333
5,681
*REMEC, Inc.                                                 589
5,669
*Research Frontiers Inc.                                     159
2,783
Roadway Express Inc.                                         197
4,174
Robbins & Myers, Inc.                                        124
2,992
*Robotic Vision Systems, Inc.                                546
1,502
*Rogers Corporation                                          236
9,691
Rollins Truck Leasing Corp.                                  755
6,040
Roper Industries, Inc.                                       480
15,870
Ryder System, Inc.                                           945
15,711
*SatCon Technology Corporation                               120
1,185
Sauer-Danfoss Inc.                                           313
2,934
*SBS Technologies, Inc.                                      182
5,449
*Scott Technologies Inc.                                     200
4,475
*Sensormatic Electronics Corporation                       1,121
22,490
*Sequa Corporation                                            95
3,456
*Shaw Group Inc.                                             422
21,100
*Simpson Manufacturing Co., Inc.                             129
6,579
SLI Inc.                                                     274
1,764
Smith (A.O.) Corporation                                     334
5,699
Snap-on, Inc.                                                931
25,952
*Spectra-Physics Lasers Inc.                                  56
1,414
*SPS Technologies, Inc.                                      201
11,017
Standex International Corp.                                  179
3,692
*Stericycle, Inc.                                            217
8,273
Stewart & Stevenson Services, Inc.                           445
10,103
*Stoneridge Inc.                                             200
1,350
Sturm, Ruger & Co., Inc.                                     309
2,916
*Superconductor Technologies Inc.                            277
1,004
*SurModics Inc.                                              188
6,921
*Swift Transportation Co., Inc.                              683
13,532
Technitrol, Inc.                                             372
15,299
Tecumseh Products Company                                    254
10,652
*Teledyne Technologies Incorporated                          426
10,064
Teleflex Inc.                                                606
26,778
Tennant Co.                                                  143
6,864
*Terex Corporation                                           411
6,653
*Tetra Tech, Inc.                                            546
17,404
Texas Industries, Inc.                                       335
10,050
*Thermo Electron Corp.                                         1          21
*Thermo Fibertek Inc.                                         95          327
Thomas Industries Inc.                                       246
5,720
Timken Co. (The)                                             790
11,949
Tredegar Industries, Inc.                                    404
7,045
*Trex Company Inc.                                            88
2,217
*Trimble Navigation Ltd.                                     365
8,760
Trinity Industries, Inc.                                     624
15,600
*Triumph Group, Inc.                                         185
7,585
U.S. Aggregates, Inc.                                         81          623
U.S. Industries, Inc.                                      1,299
10,392
*UCAR International Inc.                                     754
7,352
*Universal Display Corporation                               198
1,423
*Universal Electronics Inc.                                  218
3,365
Universal Forest Products, Inc.                              173
2,292
*UNOVA Inc.                                                  681
2,469
*URS Corp.                                                   205
3,011
USFreightways Corp.                                          423
12,723
*Valence Technology, Inc.                                    461
4,293
Valmont Industries, Inc.                                     227
4,171
*Varian Inc.                                                 511
17,310
*Viasystems Group, Inc.                                      693
5,761
*Vicor Corp.                                                 311
9,447
Wabtec Corporation                                           440
5,170
*Washington Group International                              516
4,225
*Waste Connections Inc.                                      265
8,762
Watts Industries, Inc.                                       263
3,649
Werner Enterprises, Inc.                                     443
7,531
*Wisconsin Central Transportation Corp.                      814
12,261
*Wolverine Tube Inc.                                         132
1,583
Woodhead Industries, Inc.                                    180
3,533
Woodward Governor Company                                    133
5,952
Worthington Industries, Inc.                               1,125
9,070
X-Rite, Incorporated                                         268
2,094
*XTRA Corporation                                            191
9,168
*Yellow Corporation                                          401
8,164
York International Corporation                               604
18,535
*Zebra Technologies Corporation                              405
16,523
*Zygo Corporation                                            204
5,769
 .                                                                   ---------
--

1,892,830
 .                                                                   ---------
--
TECHNOLOGY - 7.62%
*3Dfx Interactive Inc.                                       338          85
*3DO Co. (The)                                               404
1,061
*Actel Corporation                                           342
8,272
*Actuate Corporation                                         894
17,098
*ADE Corporation                                              52
2,679
*Adept Technology, Inc.                                      134
1,943
*Advanced Digital Information Corporation                    817
18,791
*Advantage Learning Systems Inc.                             146
4,909
*Advent Software, Inc.                                        12
16,506
*Alliance Semiconductor Corporation                          415
4,695
*ANADIGICS, Inc.                                             473
7,745
Analysts International Corporation                           329
1,254
*AremisSoft Corporation                                      156
6,659
*Aspen Technology, Inc.                                      414
13,766
*Asyst Technologies, Inc.                                    475
6,383
*ATMI Inc.                                                   345
6,728
*Avant! Corporation                                          620
11,354
*Avid Technology, Inc.                                       366
6,685
*AVT Corporation                                             410
2,037
*AXT Inc.                                                    261
8,629
*BARRA, Inc.                                                 267
12,582
*Bell & Howell Co.                                           236
3,894
*BindView Development Corporation                            588
5,531
*Bottomline Technologies Inc.                                115
2,954
*Braun Consulting Inc.                                       137          505
*Brio Technology Inc.                                        199          840
*Brooktrout Technology, Inc.                                 194
1,837
*BSQUARE Corporation                                         180
1,080
*CACI International Inc.                                     159
3,659
*Caliper Technologies Corporation                             70
3,290
*Cambridge Technology Partners Inc.                          832
2,184
*Caminus Corporation                                          70
1,628
*Carreker Corporation                                        155
5,386
*CCC Information Services Group Inc.                         354
2,213
*C-Cube Microsystems Inc.                                    645
7,942
*Celeritek, Inc.                                             148
5,643
*Cerner Corporation                                          394
18,223
*CIBER, Inc.                                                 731
3,564
*Cirrus Logic, Inc.                                          882
16,538
*Clarus Corporation                                          223
1,561
*Cognizant Technology Solutions Corporation                   95
3,450
Cohu, Inc.                                                   320
4,460
*Complete Business Solutions Inc.                            412
4,249
*Computer Horizons Corp.                                     503
1,226
*Concord Communications Inc.                                 258
2,258
*Concurrent Computer Corporation                             825
4,434
*Convera Corporation                                         174
3,089
*Daleen Technologies Inc.                                    155          581
*Datastream Systems, Inc.                                    258
2,516
*Deltek Systems Inc.                                         142          604
*Dendrite International, Inc.                                481
10,762
*Digimarc Corporation                                        130
2,145
*Digital Courier Tech Inc.                                   500          210
*Documentum, Inc.                                            504
25,043
*Dot Hill Systems Corporation                                176          682
*DSET Corporation                                            150          270
*DuPont Photomasks, Inc.                                      76
4,016
*Eclipsys Corporation                                        583
14,284
*Elantec Semiconductor, Inc.                                 310
8,603
*Electroglas, Inc.                                           328
5,023
*eLoyalty Corporation                                        746
4,826
*eMachines Inc.                                              322          121
*eMagin Corporation                                          320          678
*Embarcadero Technologies Inc.                                64
2,880
*EMCORE Corporation                                          382
17,954
*EpicEdge Inc.                                               146          55
*ePresence Inc.                                              370
1,607
*ESS Technology, Inc.                                        414
2,122
*Exar Corp.                                                  592
18,343
*eXcelon Corporation                                         404          606
*Exchange Applications Inc.                                  372          453
*Extended Systems Inc.                                       116
1,356
FactSet Research Systems Inc.                                319
11,825
Fair, Isaac and Co., Inc.                                    180
9,180
*FileNet Corp.                                               540
14,715
*FSI International, Inc.                                     399
3,342
*FutureLink Corporation                                      562          369
*Gadzoox Networks Inc.                                       147          308
*GaSonics International Corporation                          207
3,804
*General Semiconductor Inc.                                  560
3,500
*Geoworks                                                    191          561
*Great Plains Software Inc.                                  177
8,330
Helix Technology Corp.                                       359
8,498
*Hi/fn Inc.                                                  108
2,970
*HNC Software Inc.                                           396
11,756
*Hutchinson Technology Inc.                                  394
5,418
*Hyperion Solutions Corporation                              516
7,966
*Ibis Technology Corp                                        131
2,522
*IDX Systems Corp.                                           242
6,050
*iGate Capital Corporation                                   548
1,576
IKON Office Solutions Inc.                                 2,374
5,935
*Immersion Corporation                                       201
1,511
*IMRglobal Corporation                                       313
1,682
*Inacom Corp.                                                722          1
*InFocus Corporation                                         366
5,399
*Infogrames, Inc.                                             68          379
*Informatica Corporation                                     758
29,988
*Information International, Inc.                             216          459
*Inforte Corporation                                          31          426
*infoUSA Inc. - Class B                                      438
1,478
*Inprise Corporation                                         871
4,818
*Integrated Circuit Systems, Inc.                            201
3,329
*Integrated Silicon Solution, Inc.                           378
5,434
*InteliData Technologies Corporation                         609
1,580
*Interact Commerce Corporation                               224
1,876
*Interactive Intelligence Inc.                                68
1,641
*Intergraph Corp.                                            699
4,194
Inter-Tel, Inc.                                              330
2,537
*InterTrust Technologies Corporation                         969
3,270
*InterVoice-Brite Inc.                                       510
3,698
*Iomega Corporation                                        4,303
14,501
*IXYS Corporation                                             74
1,082
*J. D. Edwards & Company                                     846
15,069
*JDA Software Group, Inc.                                    332
4,337
*Kronos Inc.                                                 186
5,754
*Kulicke & Soffa Industries, Inc.                            766
8,618
*Legato Systems, Inc.                                      1,379
10,256
*Level 8 Systems, Inc.                                        90          548
*Lightspan, Inc.                                             119          171
*LivePerson Inc.                                              65          69
*LTX Corp.                                                   740
9,585
*Manhattan Associates Inc.                                    68
2,899
*Manugistics Group, Inc.                                     726
41,360
*MapInfo Corporation                                         217
10,253
*Mattson Technology, Inc.                                    245
2,527
*Maxtor Corporation                                        1,007
5,633
*MCSi Inc.                                                   160
3,420
*Media 100 Inc.                                              165          423
*MEMC Electronic Materials, Inc.                             529
5,125
*Mentor Graphics Corporation                               1,039
28,508
*Mercator Software Inc.                                      391
2,102
*Mercury Computer Systems, Inc.                              325
15,092
*MetaSolv Software, Inc.                                     151
1,378
*Micron Electronics, Inc.                                    557
2,176
*MICROS Systems, Inc.                                        261
4,763
*Microsemi Corporation                                       167
4,645
*MicroStrategy, Inc.                                         417
3,962
*Midway Games Inc.                                           465
3,302
*MIPS Technologies, Inc.                                     611
16,306
*MKS Instruments, Inc.                                        79
1,225
*Mount 10 Inc.                                                25          886
*MTI Technology Corporation                                  506
1,992
*Nanometrics Inc.                                             70          967
National Data Corporation                                    521
19,082
*NEON Systems Inc.                                            64          400
*netGuru Inc.                                                 73          287
*NetIQ Corporation                                           377
32,940
*NetManage, Inc.                                             841          788
*NetScout Systems Inc.                                       204
2,040
*NETsilicon Inc.                                              97          361
*NetSolve, Incorporated                                       94          717
*New Era of Networks Inc.                                    401
2,356
*NHancement Technologies Inc.                                146          721
*Novadigm, Inc.                                              191
1,206
*Nuance Communications                                        69
2,976
*Numerical Technologies Inc.                                  89
1,608
*NYFIX Inc.                                                  334
8,079
*Oak Technology, Inc.                                        653
5,673
*Objective Systems Integrators, Inc.                         314
5,534
*Onyx Software Corporation                                   322
3,542
*OTG Software Inc.                                            81
1,307
*Packeteer Inc.                                              260
3,218
*PEC Solutions Inc.                                           49          398
*Pericom Semiconductor Corporation                           330
6,105
*Perot Systems Corporation - Class A                         916
8,416
*Per-Se Technologies Inc.                                    474
1,652
*Phoenix Technologies Ltd.                                   363
4,895
*Photronics, Inc.                                            321
7,523
*Pinnacle Systems, Inc.                                      687
5,067
Pioneer-Standard Electronics, Inc.                           430
4,730
*Pixelworks Inc.                                              90
2,014
*PLX Technology, Inc.                                        243
2,020
*Power Integrations Inc.                                     433
4,980
*PRI Automation, Inc.                                        319
5,981
*ProBusiness Services Inc.                                   232
6,163
*Procom Technology Inc.                                       76          986
*Progress Software Corp.                                     536
7,739
*Puma Technology, Inc.                                       495
2,057
*Quantum Corporation - Hard Disc Drive Group               1,341
10,728
*QuickLogic Corporation                                      306
2,123
*Quintus Corp.                                               277          822
*Radiant Systems, Inc.                                       259
5,310
*RadiSys Corp.                                               225
5,822
*Rainbow Technologies, Inc.                                  326
5,155
*Remedy Corp.                                                413
6,840
*Rudolph Technologies Inc.                                    79
2,385
*Saga Systems Inc.                                           462
5,284
*Sagent Technology Inc.                                      245          337
*Sanchez Computer Associates Inc.                            204
1,683
*Scientific Learning Corp.                                    54          228
*SCM Microsystems Inc.                                       204
6,732
*SeaChange International Inc.                                267
5,423
*Semitool, Inc.                                              241
2,335
*SERENA Software, Inc.                                       243
8,319
*Silicon Graphics, Inc.                                    2,938
11,752
*Silicon Image Inc.                                          500
2,719
*Silicon Valley Group, Inc.                                  530
15,238
*SilverStream Software Inc.                                  186
3,836
*Sipex Corp.                                                 348
8,330
*SmartDisk Corporation                                       108          419
*Sonic Foundry Inc.                                          165          217
*SONICblue Incorporated                                    1,429
5,895
*SpeedFam-IPEC, Inc.                                         397
2,407
*SPSS Inc.                                                   136
3,001
*Standard Microsystems Corporation                           220
4,455
*StarBase Corporation                                        689
1,615
*Storage Technology Corporation                            1,492
13,428
*Structural Dynamics Research Corp.                          572
5,720
*Supertex, Inc.                                              122
2,411
*SVI Holdings, Inc.                                          217          217
*Sykes Enterprises, Inc.                                     384
1,704
*Syntro Corp.                                                 82          472
*Systems & Computer Technology Corp.                         516
6,353
*Take-Two Interactive Software, Inc.                         330
3,795
*Tanning Technology Corporation                              194          715
*Technology Solutions Co.                                    698
1,483
*TelCom Semiconductor, Inc.                                  258
2,935
*TenFold Corporation                                         211          317
*The InterCept Group Inc.                                    128
3,416
*Therma-Wave Inc.                                            173
2,422
*T-HQ Inc.                                                   304
7,410
*Three-Five Systems, Inc.                                    336
6,048
*Transaction Systems Architects, Inc.                        524
6,059
*Ulticom Inc.                                                 64
2,180
*Ultratech Stepper, Inc.                                     341
8,823
*Unify Corp.                                                 257          40
*Unigraphics Solutions Inc.                                   74
1,207
*Universal Access Inc.                                       177
1,416
*Varian Semiconductor Equipment Associates Inc.              492
11,685
*VASCO Data Security International, Inc.                     184          989
*Veeco Instruments Inc.                                      374
15,007
*Vertel Corporation                                          438
1,027
*Vertex Interactive, Inc.                                    185
1,156
*viaLink Company                                             269          757
*Viewpoint Corporation                                       347
1,887
*Wave Systems Corp.                                          735
3,308
*Western Digital Corp.                                     2,215
5,399
*White Electronic Designs Corporation                        231
1,494
*Xybernaut Corporation                                       492          830
*Zoran Corporation                                           223
3,457
 .                                                                   ---------
--

1,227,036
 .                                                                   ---------
--
UTILITIES - 4.45%
AGL Resources Inc.                                           863
19,040
ALLETE                                                     1,175
29,155
American States Water Company                                142
5,236
Atmos Energy Corp.                                           502
12,236
Avista Corporation                                           749
15,355
*Azurix Corporation                                          615
5,035
Black Hills Corp.                                            340
15,215
California Water Service Group                               188
5,076
Cascade Natural Gas Corporation                              175
3,292
CH Energy Group, Inc.                                        267
11,948
Cleco Corporation                                            357
19,546
Conectiv Inc.                                              1,438
28,850
*El Paso Electric Company                                    871
11,497
Empire District Electric Co.                                 277
7,289
Energen Corp.                                                429
13,808
Energy East Corp.                                              2          39
*FuelCell Energy Inc.                                        136
9,325
Hawaiian Electric Industries, Inc.                           514
19,114
IdaCorp Inc.                                                 598
29,339
Kansas City Power & Light Co.                                984
26,999
Laclede Gas Company                                          300
7,013
Madison Gas & Electric Co.                                   257
5,815
MDU Resources Group, Inc.                                    972
31,590
New Jersey Resources Corporation                             280
12,110
Northwest Natural Gas Company                                400
10,600
Northwestern Corporation                                     367
8,487
NUI Corporation                                              206
6,631
OGE Energy Corporation                                     1,238
30,254
ONEOK, Inc.                                                  464
22,330
Otter Tail Power Company                                     379
10,517
Peoples Energy Corp.                                         561
25,105
Philadelphia Suburban Corp.                                  682
16,709
Piedmont Natural Gas Co., Inc.                               493
18,826
Public Service Co. of New Mexico                             555
14,881
RGS Energy Group, Inc                                        564
18,295
SEMCO Energy, Inc.                                           285
4,435
Sierra Pacific Resources                                   1,247
20,030
SJW Corp.                                                     32
3,264
South Jersey Industries, Inc.                                180
5,355
*Southern Union Co.                                          495
13,120
Southwest Gas Corp.                                          497
10,872
Southwestern Energy Co.                                      398
4,129
*Syntroleum Corporation                                      434
7,378
UGI Corp.                                                    432
10,935
UIL Holding Corporation                                      227
11,293
Unisource Energy Corporation                                 485
9,124
Vectren Corporation                                          974
24,959
Western Resources, Inc.                                    1,091
27,070
WGL Holdings Inc.                                            739
22,493
WPS Resources Corporation                                    421
15,498
 .                                                                   ---------
--

716,512
 .                                                                   ---------
--
Total Common Stocks
(cost $14,318,386)
13,555,515


UNIT INVESTMENT TRUST - 4.16%
iShares Russell 2000 Index Fund                            7,002
670,442
 .                                                                   ---------
--

Total Unit Investment Trust
(cost $663,003)
670,442
 .                                                                   ---------
--
*Non-income producing



                                                        PRINCIPAL      VALUE
SHORT-TERM INVESTMENTS(3) - 10.85%
VARIABLE RATE DEMAN NOTES(1) - 9.96%
American Family (6.235% due 12/31/31)                   $472,628
472,628
Firstar Bank (6.396% due 12/31/31)                       633,883
633,883
Sara Lee (6.246% due 12/31/31)                           408,579
408,579
Wisconsin Corp Central Credit Union
 (6.316% due 12/31/31)                                    19,244
19,244
Wisconsin Electric (6.235% due 12/31/31)                  70,284
70,284
 .                                                                   ---------
--

1,604,618
 .                                                                   ---------
--
U.S. TREASURY BILL - .89%
U.S. Treasury Bill (6.018% due 03/22/01)                 145,000
143,215
 .                                                                   ---------
--
Total  Short-Term Investments
(cost $1,747,833)
1,747,833
 .                                                                   ---------
--
TOTAL INVESTMENTS - 99.18%
(cost $16,729,222)(2)
15,973,790
 .                                                                   ---------
--
OTHER ASSETS AND LIABILITIES - .82%
131,704
 .                                                                   ---------
--
TOTAL NET ASSETS - 100%
$16,105,494
 .                                                                   ---------
--

(1) Interest rates vary periodically based on current market rates. Rates shown are as of December 31, 2000. The maturity shown each variable rate demand note is the later of the next scheduled interest adjustment date or the date on which principal can be recovered through demand. Information shown is as of December 31, 2000.

(2) Represents cost for federal income tax purposes which is substantially the same for financial reporting purposes. Gross unrealized appreciation and depreciation of securities as of December 31, 2000 was $2,786,484 and ($3,541,916),
    respectively.

(3) Securities and other assets with an aggregate value of $1,710,800 have been segregated with the custodian or designated to cover margin requirements for the open futures contracts as of December 31, 2000:

                                                    Unrealized
                                                    Appreciation/
Type                            Contracts          (Depreciation)
-----------------------------------------------------------------
Russell 2000 Index (3/01)          7                 $43,225


SUMMIT MUTUAL FUNDS, INC. - Pinnacle Series
NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2000

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Summit Mutual Funds, Inc., (the "Fund"), formerly known as Carillon Fund, Inc., is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company. The Fund is offered in two series, the Pinnacle Series and the Apex Series. The results of the Pinnacle Series are presented herein. The shares of the Pinnacle Series are sold only to insurance companies and their separate accounts to fund the benefits under certain variable insurance products. The results of the Fund presented exclude the additional fees and expenses of variable annuity or variable life insurance contracts. The Fund's shares are offered in seven different portfolios - Zenith Portfolio (formerly known as the Equity Portfolio), Bond Portfolio, S&P 500 Index Portfolio, S&P MidCap 400 Index Portfolio, Balanced Index Portfolio, Nasdaq-100 Index Portfolio, and Russell 2000 Small Cap Index Portfolio (individually "Portfolio"). The Zenith Portfolio seeks long-term appreciation of capital by investing primarily in common stocks and other equity securities. The Bond Portfolio seeks a high level of current income as is consistent with reasonable investment risk by investing primarily in long-term, fixed-income, investment-grade corporate bonds. The S&P 500 Index Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented in the Standard & Poor's 500 Index. The S&P MidCap 400 Index Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P MidCap 400 Index. The Balanced Index Portfolio seeks investment results, with respect to 60% of its assets, that correspond to the total return performance of U.S. common stocks, as represented by the S&P 500 Index and, with respect to 40% of its assets, that correspond to the total return performance of investment grade bonds, as represented by the Lehman Brothers Aggregate Bond Index. The Nasdaq-100 Index Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Nasdaq-100 Index. The Russell 2000 Small Cap Index Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Russell 2000 Index.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("generally accepted accounting principles") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation - Securities held in each Portfolio, except for money market instruments maturing in 60 days or less, are valued as follows: Securities traded on stock exchanges (including securities traded in both the over-the-counter market and on an exchange), or listed on the NASDAQ National Market System, are valued at the last sales price as of the close of the New York Stock Exchange on the day the securities are being valued, or, lacking any sales, at the closing bid prices. Securities traded only in the over-the-counter market are valued at the last bid price, as of the close of trading on the New York Stock Exchange, quoted by brokers that make markets in the securities. Other securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Money market instruments with a remaining maturity of 60 days or less held in each Portfolio are valued at amortized cost which approximates market.

Securities transactions and investment income - Securities transactions are recorded on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. All amortization of discount and premium is recognized currently under the effective interest method. Gains and losses on sales of investments are calculated on the identified cost basis for financial reporting and tax purposes.

Federal taxes - It is the intent of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and any net realized capital gains. Regulated investment companies owned by the segregated asset accounts of a life insurance company, held in connection with variable annuity contracts, are exempt from excise tax on undistributed income. Therefore, no provision for income or excise taxes has been recorded. The Bond Portfolio has a capital loss carry forward of $5,046,307 which can be carried forward until 2008. The Zenith Portfolio and Nasdaq-100 Index Portfolio have a capital loss carry forward of $4,481,130 and $905,274 which can be carried forward until 2007 and 2008, respectively.

Distributions - Distributions from net investment income in all Portfolios generally are declared and paid quarterly. Net realized capital gains are distributed periodically, no less frequently than annually. Distributions are recorded on the ex-dividend date. All distributions are reinvested in additional shares of the respective Portfolio at the net asset value per share.

The amount of distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

Expenses - Allocable expenses of the Fund are charged to each Portfolio based on the ratio of the net assets of each Portfolio to the combined net assets of the Fund. Nonallocable expenses are charged to each Portfolio based on specific identification.

Foreign Currency - The Fund's accounting records are maintained in U.S. dollars. All Portfolios may purchase foreign securities within certain limitations set forth in the Prospectus. Amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars at the spot rate at the close of the London Market. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the underlying fluctuation in the securities resulting from market prices. All are included in net realized and unrealized gain or loss for investments.

Adoption of New Audit Guide - The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. Management expects no adjustments to the financial statements as a result of adopting these provisions.

NOTE 2 - TRANSACTIONS WITH AFFILIATES

Investment advisory fees - The Fund pays investment advisory fees to Summit Investment Partners, Inc. (the "Adviser"), formerly known as Carillon Advisers, Inc., under terms of an Investment Advisory Agreement (the "Agreement"). Certain officers and directors of the Adviser are affiliated with the Fund. The Fund pays the Adviser, as full compensation for all services and facilities furnished, a monthly fee computed separately for each Portfolio on a daily basis, at an annual rate, as follows:

(a)   for the Zenith Portfolio - .65% of the first $50,000,000,
      .60% of the next $100,000,000, and .50% of all over $150,000,000 of the current net asset value:

(b)   for the Bond Portfolio - .50% of the first $50,000,000,
      .45% of the next $100,000,000, and .40% of all over $150,000,000 of the current net asset value.

(c) for the S&P 500 Index Portfolio - .30% of the current net asset value.

(d) for the S&P MidCap 400 Index Portfolio - .30% of the current net asset value.

(e) for the Balanced Index Portfolio - .30% of the current net asset value.

(f) for the Nasdaq-100 Index Portfolio - .35% of the current net asset value.

(g) for the Russell 2000 Small Cap Index Portfolio - .35% of the current net asset value.

The Agreement provides that if the total operating expenses of the Fund, exclusive of advisory fees and certain other expenses, for any fiscal quarter exceed an annual rate of 1% of the average daily net assets of the Zenith or Bond Portfolios, the Adviser will reimburse the Fund for such excess, up to the amount of the advisory fee for that year. The Adviser has agreed to pay


NOTE 2 - TRANSACTIONS WITH AFFILIATES (continued)

other expenses of the S&P 500 Index Portfolio, the S&P MidCap 400 Index Portfolio, Balanced Index Portfolio, and the Nasdaq-100 Index Portfolio, other than the advisory fee for these Portfolios, to the extent that such expenses exceed 0.30% of its average annual net assets. The Adviser will pay any expenses of the Russell 2000 Small Cap Index Portfolio, other than the advisory fee for that Portfolio, to the extent that such expenses exceed 0.40% of that Portfolio's net asset. The Adviser has agreed to reduce its fee from those shown above for a period of one year from May 1, 2000 by .03, .08 and .20 percentage points for the S&P 500 Index Portfolio, the Zenith Portfolio, and the Bond Portfolio, respectively. The Adviser may not revise or cancel these waivers during the one year period. As a result, for the period ended December 31, 2000, the Adviser waived the Zenith Portfolio $25,565, Bond Portfolio $29,205, and S&P 500 Index Portfolio $24,914, and the Adviser reimbursed fees for the S&P MidCap 400 Index Porfolio $25,706, Balanced Index Portfolio $19,816, Nasdaq-100 Index Portfolio $17,400 and the Russell 2000 Small Cap Index Portfolio $66,068.

In addition to providing investment advisory services, the Adviser is responsible for providing certain administrative functions to the Fund.

Summit Investment Partners, Inc. is a wholly-owned subsidiary of The Union Central Life Insurance Company ("Union Central").

Directors' fees - Each director who is not affiliated with the Adviser receives fees from the Fund for service as a director. Members of the Board of Directors who are not affiliated with the Adviser are eligible to participate in a deferred compensation plan. The value of each director's deferred compensation account will increase or decrease at the same rate as if it were invested in shares of the Scudder Money Market Fund.

Formation of the Apex Series - On April 1, 2000, Union Central redeemed shares in the Bond, Zenith, S&P 500 Index , S&P MidCap 400 Index, Balanced Index, and Lehman Aggregate Bond Index Portfolios that were owned by certain of its exempt separate accounts. As part of the transaction forming the Apex Series, all of the net assets of the Lehman Aggregate Bond Index Portfolio were transferred in total to the Apex Series and the operations of the Pinnacle Series of this Portfolio were suspended. The proceeds for these redemptions were invested in shares of Funds with the same investment objectives in the newly formed Apex Series of Summit Mutual Funds, Inc.

NOTE 3 - FUTURES CONTRACTS

S&P 500 Index Portfolio, S&P MidCap 400 Index Portfolio, Balanced Index Portfolio, Nasdaq-100 Index Portfolio, and Russell 2000 Small Cap Index Portfolio (collectively, the Index Portfolios) may enter into futures contracts that relate to securities in which it may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts. The Index Portfolios may invest up to 20% of their assets in such futures and/or options, except that until each Portfolio reaches $25 million (or $50 million in the case of the Russell 2000 Small Cap Index Portfolio and the Nasdaq-100 Index Portfolio), it may invest up to 100% in such futures and/or options. These contracts provide for the sale of a specified quantity of a financial instrument at a fixed price at a future date. When the Index Portfolios enter into a futures contract, they are required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Under terms on the contract, the Portfolios agree to receive from or pay to the broker an amount equal to the daily fluctuation in the value of the contract (known as the variation margin). The variation margin is recorded as unrealized gain or loss until the contract expires or is otherwise closed, at which time the gain or loss is realized. The Portfolios invest in futures as a substitute to investing in the common stock positions in the Index that they intend to match. The potential risk to the Index Portfolios is that the change in the value in the underlying securities may not correlate to the value of the contracts.

NOTE 4 - SUMMARY OF PURCHASES AND SALES OF INVESTMENTS

Purchases and sales of securities for the year ended December 31, 2000 excluding short-term obligations, follow:

                                                                      S&P
                                                        S&P 500       MidCap 400
                             Zenith        Bond         Index         Index
                             Portfolio     Portfolio    Portfolio     Portfolio
Total Cost of Purchases of:
Common Stocks                $ 52,892,823  $     ----   $ 36,069,695  $ 18,577,664
U.S. Government Securities           ----   12,478,520          ----          ----
Corporate Bonds                      ----   13,494,715          ----          ----
 .                            ------------  -----------  ------------  ------------
                             $ 52,892,823  $25,973,235  $ 36,069,695  $18,577,664
 .                            ============  ===========  ============  ============

Total Proceeds from Sales of:
Common Stocks                $136,418,625  $      ----  $175,903,335  $ 23,551,370
U.S. Government Securities           ----   41,496,386          ----          ----
Corporate Bonds                      ----   57,504,939          ----          ----
 .                            ------------  -----------  ------------  ------------
                             $136,418,625  $99,001,325  $175,903,335  $ 23,551,370
 .                            ============  ===========  ============  ============




                                                           Russell 2000
                            Balanced Index   Nasdaq-100      Small Cap
                               Portfolio  Index Portfolio  Index Portfolio
Total Cost of Purchases of:
Common Stocks                  $   961,916  $11,843,403     $22,428,129
U.S. Government Securities       1,304,321         ----             ----
Corporate Bonds                    158,231         ----             ----
 .                              -----------  -----------      -----------
                               $ 2,424,468  $11,843,403      $22,428,129
 .                              ===========  ===========      ===========
Total Proceeds from Sales of:
Common Stocks                  $25,622,178  $   979,442      $ 8,352,872
U.S. Government Securities      11,402,735         ----             ----
Corporate Bonds                  4,336,914         ----             ----
 .                              -----------  -----------      -----------

                               $41,361,827  $   979,442      $ 8,352,872
 .                              ===========  ===========      ===========

Note 5 - FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the year.

                                         Zenith Portfolio

                                      Year Ended December 31,

                             2000     1999      1998      1997      1996
Net Asset Value,
Beginning of year            $ 12.62  $  14.89  $  20.35  $  19.45  $  16.54
 .                            -------  --------  --------  --------  --------
Investment Activities:
Net investment income            .23       .10       .25       .23       .29
Net realized and unrealized
gains / (losses)                2.48      (.05)    (2.80)     3.23      3.61
 .                            -------  --------  --------  --------  --------
Total from
Investment Activities           2.71       .05     (2.55)     3.46      3.90
 .                            -------  --------  --------  --------  --------
Distributions:
Net investment income           (.21)     (.12)     (.23)     (.27)     (.27)
Net realized gains              ----     (2.20)    (2.68)    (2.29)     (.72)
 .                            -------  --------  --------  --------  --------
Total Distributions      (.21)   (2.32)   (2.91)   (2.56)   (.99)
 .                            -------  --------  --------  --------  --------
Net Asset Value,
End of year                  $ 15.12  $ 12.62   $  14.89  $  20.35  $  19.45
 .                            =======  ========  ========  ========  ========
Total Return                  21.79%    2.05%   (15.31%)    20.56%    24.52%

Ratios / Supplemental Data:
Ratio of Expenses to
Average Net Assets            .73%(1)   .69%      .62%       .62%      .64%

Ratio of Net Investment
Income to Average Net Assets 1.47%(1)   .67%      1.41%     1.23%     1.66%

Portfolio Turnover Rate       81.95%    86.47%   62.50%    57.03%    52.53%

Net Assets,
 End of Year (000's)         $50,485  $124,444  $248,783  $335,627  $288,124

____________________


(1) The ratios of net expenses to average net assets would have increased and net investment income to average net assets would have decreased by .04% for the period ended December 31, 2000, had the Adviser not waived a portion of its fees.

Note 5 - FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the year.

                                            Bond Portfolio

                                      Year Ended December 31,

                             2000     1999      1998      1997      1996
Net Asset Value,
  Beginning of year          $ 10.36   $ 11.13   $ 11.29   $ 10.91   $ 11.07
 .                            -------  --------  --------  --------  --------
Investment Activities:
Net investment income          1.04       .72       .77       .79       .79
Net realized and unrealized
gains / (losses)                (.39)     (.84)     (.05)      .37     (.04)
 .                            -------  --------  --------  --------  --------
Total from Investment
 Activities                      .65      (.12)      .72      1.16       .75
 .                            -------  --------  --------  --------  --------
Distributions:
Net investment income          (1.15)     (.65)     (.76)     (.72)     (.87)
In excess of net
investment income               (.06)      ---       ---       ---      (.04)
Return of capital               (.34)      ---       ---       ---       ---
Net realized gains               ---       ---      (.12)     (.06)      ---
 .                            -------  --------  --------  --------  --------
Total Distributions            (1.55)     (.65)     (.88)     (.78)     (.91)
 .                            -------  --------  --------  --------  --------

Net Asset Value,
End of year                  $  9.46  $  10.36  $  11.13  $  11.29  $  10.91
 .                            -------  --------  --------  --------  --------

Total Return                   7.40%   (1.11%)     6.52%    11.02%    7.19%

Ratios / Supplemental Data:
Ratio of Expenses to
Average Net Assets           .61%(1)     .60%      .58%     .60%      .62%

Ratio of Net Investment
Income to Average Net Assets 6.85%(1)    6.62%     6.84%    7.15%     7.24%

Portfolio Turnover Rate       60.19%    56.07%    67.57%   113.41%  202.44%

Net Assets,
 End of Year (000's)         $22,802   $98,428  $113,762   $99,892  $85,634



_____________________


(1) The ratios of net expenses to average net assets would have increased and net investment income to average net asset would have decreased by .07% for the period ended December 31, 2000, had the Adviser not waived a portion of its fees.

Note 5 - FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the year.

                                     S&P 500 Index Portfolio

                                      Year Ended December 31,
                             2000     1999      1998      1997      1996
Net Asset Value,
Beginning of year            $ 23.12  $ 19.49   $  15.74  $ 12.13   $ 10.00
 .                            -------  --------  --------  --------  --------
Investment Activities:
Net investment income            .21      .21        .20      .20       .20
Net realized and unrealized
gains / (losses)               (2.35)     3.75      4.21      3.72      2.12
 .                            -------  --------  --------  --------  --------
Total from Investment
 Activities                    (2.14)     3.96      4.41      3.92      2.32
 .                            -------  --------  --------  --------  --------
Distributions:
Net investment income           (.23)     (.19)     (.20)     (.21)     (.19)
Net realized gains              (.16)     (.14)     (.46)     (.10)      ---
 .                            -------  --------  --------  --------  --------
Total Distributions             (.39)     (.33)     (.66)     (.31)     (.19)
 .                            -------  --------  --------  --------  --------
Net Asset Value,
End of year                  $ 20.59  $ 23.12   $  19.49  $  15.74  $  12.13
 .                            =======  ========  ========  ========  ========
Total Return                 (9.32%)   20.52%    28.54%    32.72%     23.37%

Ratios / Supplemental Data:
Ratio of Expenses to
Average Net Assets(1)          .41%     .39%       .43%      .50%     .59%

Ratio of Net Investment
Income to Average
 Net Assets(1)                  .81%    1.10%     1.25%     1.48%     2.14%

Portfolio Turnover Rate       21.36%    3.45%     2.64%     9.06%     1.09%

Net Assets,
 End of year (000's)         $114,103 $284,132  $131,345   $55,595   $29,205



  ____________________
(1) The ratios of net expenses to average net asset would have increased and net investment income to average net assets would have decreased by .02% and .25% for the periods ended December 31, 2000 and December 31, 1996, had the Adviser not waived a portion of its fees.

Note 5 - FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the year.

                                         S&P MidCap 400 Index Portfolio

                                      Year Ended    Period from May 3,
1999(1)
                                    December 31, 2000   to December 31, 1999
Net Asset Value,
Beginning of year                           $  11.04          $  10.00
                                            --------          --------

Investment Activities:
Net investment income                            .22               .10
Net realized and unrealized
        gains / (losses)                        1.44              1.01
                                            --------          --------
Total from Investment Activities                1.66              1.11
                                            --------          --------

Distributions:
Net investment income                           (.24)             (.07)
Net realized gains                              (.55)             ----
                                            --------          --------
Total Distributions                             (.79)             (.07)
                                            --------          --------
Net Asset Value,
End of year                                 $  11.91          $  11.04
                                            ========          ========

Total Return                                  15.99%            11.14%

Ratios / Supplemental Data:
Ratio of Expenses to
Average Net Assets (2)                          .60%              .60%(3)

Ratio of Net Investment
Income to Average Net Assets(2)                1.44%             1.69%(3)

Portfolio Turnover Rate                       146.33%           47.55%(3)

Net Assets, End of Year (000's)             $ 15,054          $ 23,963

_____________

(1)  Commencement of operations.

(2) The ratios of net expenses to average net assets would have increased and net investment income to average net assets would have decreased by .17% and .09% for the periods ended December 31, 2000 and December 31, 1999, had the adviser not reimbursed expenses.

(3) Annualized.

Note 5 - FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the year.

                                           Balanced Index Portfolio

                                     Year Ended    Period from May 3, 1999(1)
                                  December 31, 2000   to December 31, 1999
Net Asset Value,
Beginning of year                        $ 10.41             $ 10.00
 .                                        -------             -------
Investment Activities:
Net investment income                        .39                 .18
Net realized and unrealized
        gains / (losses)                    (.53)                .34
 .                                        -------             -------
Total from Investment Activities            (.14)                .52
 .                                        -------             -------
Distributions:
Net investment income                       (.46)               (.11)
Net realized gains                          (.20)                ---
 .                                        -------             -------
Total Distributions                         (.66)               (.11)
 .                                        -------             -------
Net Asset Value,
End of year                              $  9.61             $ 10.41
 .                                        =======             =======
Total Return                              (1.28%)              5.31%

Ratios / Supplemental Data:
Ratio of Expenses to
Average Net Assets (2)                      .60%                .47%(3)

Ratio of Net Investment
Income to Average Net Assets (2)           2.95%               2.94%(3)

Portfolio Turnover Rate                    9.60%             141.58%(3)

Net Assets, End of Year (000's)          $14,334             $55,708

_____________

(1)   Commencement of operations.

(2) The ratios of net expenses to average net assets would have increased and net investment income to average ne assets would have decreased by .08% and .03% for the periods ended December 31, 2000 and December 31, 1999, had the Adviser not reimbursed expenses.

(3)  Annualized.

Note 5 - FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the period.

                                    Nasdaq-100 Index Portfolio

                                   Period from April 27, 2000(1)
                                       to December 31, 2000

Net Asset Value,
Beginning of Period                          $10.00
                                             ------
Investment Activities:
Net investment loss   (.01)
Net realized and unrealized
        gains / (losses)                      (3.32)
                                             ------
Total from Investment Activities              (3.33)
 .                                            ------
Distributions:
Net investment income                           ---
Net realized gains                              ---
 .                                            ------
Total Distributions                             ---
 .                                            ------
Net Asset Value,
End of year                                  $ 6.67
 .                                            ======

Total Return                                 (33.30%)

Ratios / Supplemental Data:
Ratio of Expenses to
Average Net Assets (2)                        .64%(3)

Ratio of Net Investment
Income to Average Net Assets (2)             (.17)%(3)

Portfolio Turnover Rate                       14.69%(3)

Net Assets, End of Year (000's)              $8,577

_____________

(1) Commencement of operations.

(2) The ratios of net expenses to average net assets would have increased and net investment income to average net assets would have decreased by .24% for the period ended December 31, 2000, had the Adviser not reimbursed expenses.

(3) Annualized.

Note 5 - FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the period.


                           Russell 2000 Small Cap Index Portfolio

                                Period from April 27, 2000(1)
                                   to December 31, 2000
Net Asset Value,
Beginning of period                      $10.00
                                         ------

Investment Activities:
Net investment income                       .08
Net realized and unrealized
        gains / (losses)                   (.04)
                                         ------
Total from Investment Activities            .04
                                         ------

Distributions:
Net investment income                      (.05)
Net realized gains                         ----
                                         ------
Total Distributions                        (.05)

Net Asset Value,
End of year                              $ 9.99
                                         ======

Total Return                               .39%

Ratios / Supplemental Data:
Ratio of Expenses to
Average Net Assets (2)                      .74%(3)

Ratio of Net Investment
Income to Average Net Assets (2)           1.11%(3)

Portfolio Turnover Rate                   82.19%(3)

Net Assets, End of Year (000's)          $16,105

_____________

(1)  Commencement of operations.

(2) The ratios of net expenses to average net assets would have increased and net investment income to average net assets would have decreased by .61% for the period ended December 31, 2000, had the Adviser not reimbursed expenses.

(3) Annualized.

Statement of Additional Information for the EAFE International Index Portfolio

                SUMMIT MUTUAL FUNDS, INC.
                  Summit Pinnacle Series
---------------------------------------------------------------

              STATEMENT OF ADDITIONAL INFORMATION

EAFE INTERNATIONAL INDEX PORTFOLIO

May 1, 2001

     This Statement of Additional Information regarding one of the twenty-three funds of Summit Mutual Funds, Inc. ("Summit Mutual Funds") is not a prospectus. Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectus. Accordingly, this Statement should be read in conjunction with Summit Mutual Funds' current Prospectus for the EAFE International Index Portfolio ("Fund"), dated May 1, 2001, which may be obtained by calling Summit Mutual Funds, c/o Firstar Mutual Fund Services, LLC, (888) 259-7565, or by writing Summit Mutual Funds, c/o Firstar Mutual Fund Services, LLC, at P.O. Box 701, Milwaukee, WI 53201-0701.

Summit Mutual Funds is an open-end management investment company.


                      TABLE OF CONTENTS
                                                         Page
Investment Policies (5).....................................2
  Money Market Instruments, Other Securities
     and Investment Techniques..............................2
  Investments in Foreign Securities.........................3
  Futures Contracts.........................................8
  Options..................................................11
  Lending Portfolio Securities.............................15
Investment Restrictions....................................15
Portfolio Turnover.........................................16
Management of the Fund (9) ................................16
  Directors and Officers...................................16
  Investment Adviser.......................................20
  Payment of Expenses......................................21
  Advisory Fee.............................................21
  Investment Advisory Agreement............................21
  Investment Subadvisory Agreement.........................22
  Service Agreement........................................22
   Securities Activities of Adviser........................23
   Code of
Ethics.....................................................23
Determination of Net Asset Value (10)......................24
Purchase and Redemption of Shares .........................24
Taxes (11) ................................................24
Fund Transactions and Brokerage............................25
General Information (2) ...................................25
  Capital Stock............................................25
  Voting Rights............................................26
  Additional Information...................................27
Independent
Auditors...................................................27
Appendix A: Disclaimer.....................................27
--------
( ) indicates page on which the corresponding section appears in the Prospectus.
---------------------------------------------------------------

SMFI  515PINNACLE EAFE 05/01

                      SUMMIT MUTUAL FUNDS, INC.

                         INVESTMENT POLICIES

     The following specific policies supplement the Fund's
"Investment Objectives and Policies" set forth in the Prospectus.

Money Market Instruments, Other Securities and Investment
Techniques

The Fund may invest in money market instruments whose characteristics are consistent with the Fund's investment program and are described below unless explicitly excluded in the text.

Small Bank Certificates of Deposit. The Fund, may invest in certificates of deposit issued by commercial banks, savings banks, and savings and loan associations having assets of less than $1 billion, provided that the principal amount of such certificates is insured in full by the Federal Deposit Insurance Corporation ("FDIC"). The FDIC presently insures accounts up to $100,000, but interest earned above such amount is not insured by the FDIC.

Repurchase Agreements. A repurchase agreement is an instrument under which the purchaser (i.e., the Fund) acquires ownership of the obligation (the underlying security) and the seller (the "issuer" of the repurchase agreement) agrees, at the time of sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. Repurchase agreements usually are for short periods, normally under one week, and are considered to be loans under the Investment Company Act of 1940. The Fund will not enter into a repurchase agreement which does not provide for payment within seven days if, as a result, more than 10% of the value of each Fund's net assets would then be invested in such repurchase agreements and other illiquid securities. The Fund will enter into repurchase agreements only where: (i) the underlying securities are of the type (excluding maturity limitations) which the Fund's investment guidelines would allow it to purchase directly, either in normal circumstances or for temporary defensive purposes; (ii) the market value of the underlying securities, including interest accrued, will at all times equal or exceed the value of the repurchase agreement; and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. The investments by the Fund in repurchase agreements may at times be substantial when, in the view of the Adviser, unusual market, liquidity, or other conditions warrant.

If the issuer of the repurchase agreement defaults and does not repurchase the underlying security, the Fund might incur a loss if the value of the underlying security declines, and the Fund might incur disposition costs in liquidating the underlying security. In addition, if the issuer becomes involved in bankruptcy proceedings, the Fund may be delayed or prevented from obtaining the underlying security for its own purposes. In order to minimize any such risk, the Fund will only engage in repurchase agreements with recognized securities dealers and banks determined to present minimal credit risk by the Adviser, under the direction and supervision of the Board of Directors.

Reverse Repurchase Agreements
The Fund may enter into reverse repurchase agreements. Under reverse repurchase agreements, the Fund transfers possession of Fund securities to banks in return for cash in an amount equal to a percentage of the Fund securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The Fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. While a reverse repurchase agreement is in effect, the Custodian will segregate from other Fund assets an amount of cash or liquid high quality debt obligations equal in value to the repurchase price (including any accrued interest).

U.S. Government Obligations. Securities issued and guaranteed as to principal and interest by the United States Government include a variety of Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury bills have a maturity of one year or less. Treasury notes have maturities of one to ten years at the time they are issued and Treasury bonds generally have a maturity of greater than ten years at the time they are issued.

Government Agency Securities. Government agency securities that are permissible investments consist of securities either issued or guaranteed by agencies or instrumentalities of the United States Government. Agencies of the United States Government which issue or guarantee obligations include, among others, Export-Import Banks of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association ("GNMA"), Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the United States Government include securities issued or guaranteed by, among others, the Federal National Mortgage Association ("FNMA"), Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Banks for Cooperatives, and the U.S. Postal Service. Some of these securities, such as those guaranteed by GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those issued by The Tennessee Valley Authority, are supported by the right of the issuer to borrow from the Treasury; while still others, such as those issued by the Federal Land Banks, are supported only by the credit of the instrumentality. The Fund's primary usage of these types of securities will be GNMA certificates and FNMA and FHLMC mortgage-backed obligations which are discussed in more detail below.

Certificates of Deposit. The Fund may invest in certificates of deposit. Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

Time Deposits.  The Fund may invest in time deposits.  Time
Deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

Bankers' Acceptance. The Fund may invest in banker' acceptances. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

Commercial Paper. The Fund may invest in commercial paper. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

Short Term Corporate Debt Securities. The Fund may invest in investment grade short term corporate debt securities with a remaining maturity of one year or less. Corporate debt securities with a remaining maturity of less than one year tend to become extremely liquid and are traded as money market securities. Such issues tend to have greater liquidity and considerably less market value fluctuations than longer-term issues.

When-issued and Delayed-delivery Securities. From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed-delivery basis, i.e., delivery and payment can take place a month or more after the date of the transactions. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Fund. At the time of delivery of the securities, the value may be more or less than the purchase price. The Fund will also establish a segregated account with the Summit Mutual Funds' custodian bank in which it will maintain cash or cash equivalents or other portfolio securities equal in value to commitments for such when-issued or delayed-delivery securities.

Equity Securities. The Fund may invest in equity securities without restriction.

Unit Investment Trusts. The Fund may invest in a unit investment trust ("UIT"), which is currently in existence or is created in the future, that is designed to track the performance of the Fund's underlying Index. While the investment objective of such a UIT is to provide investment results that generally correspond to the price and yield performance of the component common stocks of the EAFE Index, there can be no assurance that this investment objective will be met fully. As UITs are securities issued by an investment company, non-fundamental restriction (5) below restricts their purchases to 10% of the Fund's assets.

Investments in Foreign Securities
Emerging Markets. The economies, markets, and political structures of a number of the countries in which the Fund can invest do not compare favorably with the U.S. and other mature economies in terms of wealth and stability. Therefore, investments in these countries will be riskier and more subject to erratic and abrupt price movements. This is particularly true for emerging market nations.

Some economies are less well developed, overly reliant on particular industries, and more vulnerable to the ebb and flow of international trade, trade barriers, and other protectionist or retaliatory measures. Certain countries have histories of political instability and upheaval that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment. Actions such as nationalizing a company or industry, expropriating assets, or imposing punitive taxes could have a severe effect on security prices and impair the Fund's ability to repatriate capital or income. Significant external risks, including war, currently affect some countries.

Additional factors which may influence the ability or willingness of a country to service debt include, but are not limited to, the country's cash flow situation, the availability of sufficient foreign exchange on the date payment is due, the relative size of the country's debt service burden to the economy as a whole, its government policy toward particular international agencies and any political restrictions that may be imposed.

American Depositary Receipts.   The Fund may invest in American
Depository Receipts. American Depositary Receipts ("ADRs") may be issued in sponsored or unsponsored programs. In sponsored programs, the issuer makes arrangements to have its securities traded in the form of ADRs; in unsponsored programs, the issuer may not be directly involved in the creation of the program. Although the regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, such information may not be reflected in the market value of the ADRs.

European and Global Depository Receipts. The Fund may invest indirectly in securities of emerging market issuers through sponsored or unsponsored European Depositary Receipts ("EDRs") or Global Depositary Receipts ("GDRs"). EDRs represent securities of foreign issuers and are designed for use in European markets. GDRs represents ownership in a non-U.S. company's publicly traded securities that are traded on foreign stock exchanges or foreign over-the-counter markets. Holders of unsponsored EDRs or GDRs generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute investor communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

Foreign Exchange.    If a foreign country cannot generate
sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, multilateral organizations, and inflows of foreign investment. The cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign currencies. Currency devaluations may affect the ability of an obligor to obtain sufficient foreign currencies to service its external debt.

Foreign Currency Exchange Transactions.   The Fund may engage in
foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange currency market, or on a forward basis to "lock in" the U.S. dollar price of the security. A forward foreign currency exchange contract (a "forward contract") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Forwards will be used primarily to adjust the foreign exchange exposure of the Fund with a view to protecting the portfolios from adverse currency movements, based on the Adviser's outlook. Forwards involve other risks, including, but not limited to, significant volatility in currency markets. In addition, currency movements may not occur exactly as the Adviser expected, so the use of forwards could adversely affect a Fund's total return.

The Fund may enter into forward foreign currency exchange contracts under the following circumstances. First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold, and the date on which payment is made or received.

Second, when the Adviser believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Alternatively, where appropriate, the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Adviser does not intend to enter into such forward contracts under this second circumstance if, as result, the Fund will have more than 20% of the value of its net assets committed to the consummation of such contracts.

Other than as set forth above, and immediately below, the Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. The Fund, however, in order to avoid excess transactions and transaction costs, may maintain a net exposure to forward contracts in excess of the value of the Fund's portfolio securities or other assets to which the forward contracts relate (including accrued interest to the maturity of the forward on such securities), provided the excess amount is "covered" by liquid, high-grade debt securities, denominated in any currency, at least equal at all times to the amount of such excess. For these purposes "the securities or other assets to which the forward contract relate" may be securities or assets denominated in a single currency, or where proxy forwards are used, securities denominated in more than one currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.
At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency. It is often not possible to effectively hedge the currency risk associated with emerging market nation debt securities because their currency markets are not sufficiently developed.

As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. However, as noted, in order to avoid excessive transactions and transaction costs, the Fund may use liquid securities, denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Foreign Markets.   Delays in settlement which may occur in
connection with transactions involving foreign securities could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Fund due to subsequent declines in values of the portfolio securities or, if the Fund has entered into a contract to sell the security, possible liability to the purchaser. Certain foreign markets, especially emerging markets, may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the portfolio of any restrictions on investments.

Foreign Securities. The Fund may invest 100% of its net assets in foreign securities. Because the Fund may invest in foreign securities, investments in the Fund involve risks that are different in some respects from investments in a fund which invests only in debt obligations of U.S. domestic issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.
There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. There may be less governmental supervision of securities markets, brokers and issuers of securities.
Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Settlement practices may include delays and may differ from those customary in U.S. markets. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the United States), and difficulty in enforcing legal rights outside the United States.

Futures Contracts
For hedging purposes, including protecting the price or interest rate of securities that the Fund intends to buy, the Fund may enter into futures contracts that relate to securities in which it may directly invest and indices comprised of such securities and may purchase. As a temporary investment strategy, until the Fund reaches $50 million in net assets, the Fund may invest up to 100% of its assets in such futures and/or options contracts. Thereafter, the Fund may invest up to 20% of the Fund's assets in such futures and/or options contracts. The Fund does not intend to enter into futures contracts that are not traded on exchanges or boards of trade.

A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as U.S. Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. A stock index futures contract is a contract to buy or sell specified units of a stock index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the contract index. Under such contracts no delivery of the actual stocks making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, the Fund is required to deposit an initial margin with the Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that the Fund will honor their futures commitments. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates. In the event of the bankruptcy of the futures broker that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the broker's other customers. The Adviser will attempt to minimize this risk by monitoring the creditworthiness of the futures brokers with which the Fund does business.

Because the value of index futures depends primarily on the value of their underlying indexes, the performance of the broad-based contracts will generally reflect broad changes in common stock prices. However, because the Fund may not be invested in precisely the same proportion as an Index, it is likely that the price changes of the Fund's index futures positions will not match the price changes of the Fund's other investments.

Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

The Fund will enter into futures contracts which are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal financial futures exchanges in the United States are the Board of Trade of the City of Chicago, the Chicago Mercantile Exchange, the New York Futures Exchange and the Kansas City Board of Trade. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Funds' objectives in these areas.

Regulatory Limitations. The Fund will engage in transactions in futures contracts and options thereon only for bona fide hedging, risk management and other permissible purposes, in each case in accordance with the rules and regulations of the CFTC, and not for speculation.

In instances involving the purchase of futures contracts or call options thereon or the writing of put options thereon by the Fund, an amount of cash, U.S. Government securities or other liquid securities, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be deposited in a segregated account with the Fund's custodian to cover the position, or alternative cover will be employed thereby insuring that the use of such futures contracts and options is unleveraged.

In addition, CFTC regulations may impose limitations on the Fund's ability to engage in certain yield enhancement and risk management strategies. If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the Fund would comply with such new restrictions.

SPECIAL RISKS OF FUTURES CONTRACTS

Volatility And Leverage. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international policies and economic events.

Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the minimum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying instrument and sold it after the decline. Furthermore, in the case of a futures contract purchase, in order to be certain that the Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund earmarks to the futures contract money market instruments equal in value to the current value of the underlying instrument less the margin deposit.

Liquidity.   The Fund may elect to close some or all of its
futures positions at any time prior to their expiration. The Fund would do so to reduce exposure represented by long futures positions or increase exposure represented by short futures positions. The Fund may close its positions by taking opposite positions which would operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the Fund, and the Fund would realize a loss or a gain.

Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although the Fund intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it might not be possible to close a futures contract, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge the underlying instruments, the Fund would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of the underlying instruments, if any, might partially or completely offset losses on the futures contract. However, as described below, there is no guarantee that the price of the underlying instruments will in fact correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

Hedging Risk. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, or market or interest rate trends. There are several risks in connection with the use by the Fund of futures contract as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. The Adviser will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Fund's underlying instruments sought to be hedged.

Successful use of futures contracts by the Fund for hedging purposes is also subject to the Adviser's ability to correctly predict movements in the direction of the market. It is possible that, when a Fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or underlying instruments on which the futures are written might advance and the value of the underlying instruments held in the Fund's portfolio might decline. If this were to occur, the Fund would lose money on the futures and also would experience a decline in value in its underlying instruments. However, while this might occur to a certain degree, the Adviser believes that over time the value of the Fund's portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the underlying instruments sought to be hedged. It is also possible that if the Fund were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in its portfolio) and prices instead increased, the Fund would lose part or all of the benefit of increased value of those underlying instruments that it has hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if the Fund had insufficient cash, it might have to sell underlying instruments to meet daily variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). The Fund might have to sell underlying instruments at a time when it would be disadvantageous to do so.

In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets, and as a result the futures market might attract more speculators than the securities markets do. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between price movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by the Adviser might not result in a successful hedging transaction over a very short time period

Options
The Fund may enter into options on futures contracts that relate to securities in which it may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts. In addition, the Fund may write covered call options on any security in which it is eligible to invest.

As a writer of a call option, a Fund may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. There can be no assurance that a closing purchase transaction can be effected when the Fund so desires.

The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option. Since the market value of call options generally reflects increases in the value of the underlying security, any loss resulting from the closing transaction may be wholly or partially offset by unrealized appreciation of the underlying security. Conversely, any gain resulting from the closing transaction may be wholly or partially offset by unrealized depreciation of the underlying security.
The principal factors affecting the market value of call options include supply and demand, the current market price and price volatility of the underlying security, and the time remaining until the expiration date.

Although the Fund will write only options and options on futures contracts with respect to such securities which are traded on a national exchange or Board of Trade, there is no assurance that a liquid secondary market will exist for any particular option. In the event it is not possible to effect a closing transaction, the Fund will not be able to sell the underlying security, until the option expires or the option is exercised by the holder.

Possible reasons for the absence of a liquid secondary market on an exchange include the following: (a) insufficient trading interest in certain options; (b) restrictions on transactions imposed by an exchange; (c) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (d) inadequacy of the facilities of an exchange or the Clearing Corporation to handle trading volume; or (e) a decision by one or more exchanges to discontinue the trading of options or impose restrictions on types of orders. There can be no assurance that higher than anticipated trading activity or order flow or other unforeseen events might not at times render the trading facilities inadequate and thereby result in the institution of special trading procedures or restrictions which could interfere with the Fund's ability to effect closing transactions.

The Fund may write call options on futures contracts on the EAFE Index, or securities included therein, only for hedging purposes to protect the price of securities it intends to buy and when such transactions enable it to better meet its investment objectives. The Fund will not write options on futures contracts for speculative purposes.

A futures contract on a debt security is a binding contractual commitment which will result in an obligation to make or accept delivery, during a specified future time, of securities having standardized face value and rate of return. Selling a futures contract on debt securities (assuming a short position) would give the portfolio a legal obligation and right as seller to make future delivery of the security against payment of the agreed price.

Upon the exercise of a call option on a futures contract, the writer of the option (the Fund) is obligated to sell the futures contract (to deliver a long position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid. Nevertheless, if an option on a futures contract written by the Fund is exercised, the Fund intends to either close out the futures contract by purchasing an offsetting futures contract, or deliver the underlying securities immediately, in order to avoid assuming a short position. There can be no assurance that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time, but it may always deliver the underlying security.

As a writer of options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract. If the option is not exercised, the portfolio will gain the amount of the premium, which may partially offset unfavorable changes in the value of securities held in the Fund. If the option is exercised, the Fund might incur a loss in the option transaction which would be reduced by the amount of the premium it has received.

While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option, the Fund's ability to establish and close out options positions at fairly established prices will be subject to the maintenance of a liquid market. The Fund will not write options on futures contracts unless, in the Adviser's opinion, the market for such options has sufficient liquidity that the risks associated with such options transactions are not at unacceptable levels.

Risks. While options will be sold in an effort to reduce certain risks, those transactions themselves entail certain other risks. Thus, while the Fund may benefit from the use of options, unanticipated changes in interest rates or security price movements may result in a poorer overall performance for the Fund than if it had not entered into any options transactions. The price of U.S. Treasury Securities futures are volatile and are influenced, among other things, by changes in prevailing interest rates and anticipation of future interest rate changes. The price of EAFE Index futures are also volatile and are influenced, among other things, by changes in conditions in the securities markets in general.

In the event of an imperfect correlation between a futures position (and a related option) and the portfolio position which is intended to be protected, the desired protection may not be obtained. The correlation between changes in prices of futures contracts and of the securities being hedged is generally only approximate. The amount by which such correlation is imperfect depends upon many different circumstances, such as variations in speculative market demand for futures and for debt securities (including technical influences in futures trading) and differences between the financial instruments being hedged and the instruments underlying the standard options on futures contracts available for trading.

Due to the imperfect correlation between movements in the prices of futures contracts and movements in the prices of the underlying debt securities, the price of a futures contract may move more than or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective and if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the futures moves more than the price of the security, the Fund will experience either a gain or loss on the option on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge.

The market prices of futures contracts and options thereon may be affected by various factors. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationship between the debt securities and futures markets could result. Price distortions could also result if investors in futures contracts make or take delivery of underlying securities rather than engage in closing transactions. This could occur, for example, if there is a lack of liquidity in the futures market. From the point of view of speculators, the deposit requirements in the futures markets are less onerous than margins requirements in the securities markets; accordingly, increased participation by speculators in the futures market could cause temporary price distortions. A correct forecast of interest rate trends by the adviser may still not result in a successful hedging transaction because of possible price distortions in the futures market and because of the imperfect correlation between movements in the prices of debt securities and movements in the prices of futures contracts. A well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Limitations on the Use of Options on Futures. The Fund will only write options on futures that are traded on exchanges and are standardized as to maturity date and underlying financial instrument. The principal exchanges in the United States for trading options on Treasury Securities are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. These exchanges and trading options on futures are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC").

It is the Fund's opinion that it is not a "commodity pool" as defined under the Commodity Exchange Act and in accordance with rules promulgated by the CFTC.

The Fund will not write options on futures contracts for which the aggregate premiums exceed 5% of the fair market value of the Fund's assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (except that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount generally may be excluded in computing the 5%).

All of the futures options transactions employed by the Fund will be BONA FIDE hedging transactions, as that term is used in the Commodity Exchange Act and has been interpreted and applied by the CFTC. To ensure that its futures options transactions meet this standard, the Fund will enter into such transactions only for the purposes and with the intent that CFTC has recognized to be appropriate.

Custodial Procedures and Margins.  Summit Mutual Funds'
Custodian acts as its escrow agent as to securities on which the Fund has written call options and with respect to margin which the Fund must deposit in connection with the writing of call options on futures contracts. The Clearing Corporation (CC) will release the securities or the margin from escrow on the expiration of the call, or when the Fund enters into a closing purchase transaction. In this way, assets of the Fund will never be outside the control of Summit Mutual Funds' custodian, although such control might be limited by the escrow receipts issued.

At the time the Fund sells a call option on a contract for future delivery of U.S. Treasury Securities ("Treasury futures contract"), it is required to deposit with its custodian, in an escrow account, a specified amount of cash or U.S. Government securities ("initial margin"). The account will be in the name of the CC. The amount of the margin generally is a small percentage of the contract amount. The margin required is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit, and it is released from escrow upon termination of the option assuming all contractual obligations have been satisfied. The Fund will earn interest income on its initial margin deposits.

In accordance with the rules of the exchange on which the option is traded, it might be necessary for the Fund to supplement the margin held in escrow. This will be done by placing additional cash or U.S. Government securities in the escrow account. If the amount of required margin should decrease, the CC will release the appropriate amount from the escrow account.

The assets in the margin account will be released to the CC only if the Fund defaults or fails to honor its commitment to the CC and the CC represents to the custodian that all conditions precedent to its right to obtain the assets have been satisfied.

Lending Portfolio Securities
The Fund may lend portfolio securities with a value up to 10% of its total assets. Such loans may be terminated at any time. The Fund will continuously maintain as collateral cash or obligations issued by the U.S. government, its agencies or instrumentalities in an amount equal to not less than 100% of the current market value (on a daily marked-to-market basis) of the loaned securities plus declared dividends and accrued interest. While portfolio securities are on loan, the borrower will pay the Fund any income accruing thereon, and the Fund may invest or reinvest the collateral (depending on whether the collateral is cash or U.S. Government securities) in portfolio securities, thereby earning additional income. Loans are typically subject to termination by the Fund in the normal settlement time, currently five business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its shareholders. The Fund may pay reasonable finders', borrowers', administrative, and custodial fees in connection with a loan of its securities. The Adviser will review and monitor the creditworthiness of such borrowers on an ongoing basis.

                INVESTMENT RESTRICTIONS

Summit Mutual Funds has adopted the following fundamental restrictions relating to the investment of assets of the funds and other investment activities. These are fundamental policies and may not be changed without the approval of holders of the majority of the outstanding voting shares of each fund affected (which for this purpose means the lesser of: [i] 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or [ii] more than 50% of the outstanding shares). A change in policy affecting only one fund may be effected with the approval of the majority of the outstanding voting shares of that fund only. Summit Mutual Funds' fundamental investment restrictions provide that no fund is allowed to:

(1) Issue senior securities (except that the Fund may borrow money as described in restriction [9] below).

(2) With respect to 75% of the value of its total assets, invest more than 5% of its total assets in securities (other than securities issued or guaranteed by the United States
    Government or its agencies or instrumentalities) of any one issuer.

(3) Purchase more than either: (i) 10% in principal amount of the outstanding debt securities of an issuer, or (ii) 10% of the outstanding voting securities of an issuer, except that such restrictions shall not apply to securities issued or guaranteed by the United States Government or its agencies or instrumentalities.

(4) Invest more than 25% of its total assets in the securities of issuers primarily engaged in the same industry. For purposes of this restriction, gas, gas transmission, electric, water, and telephone utilities each will be considered a separate industry. This restriction does not apply to obligations of banks or savings and loan associations or to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

(5) Purchase or sell commodities, commodity contracts, or real estate, except that the Fund may purchase securities of issuers which invest or deal in any of the above, and except that the Fund may invest in securities that are secured by real estate. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or to futures contracts or options purchased by the Fund in compliance with non-fundamental restrictions [7, 8, 10 and 11] below.

(6) Purchase any securities on margin (except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities) or make short sales of securities or maintain a short position.

(7) Make loans, except through the purchase of obligations in private placements or by entering into repurchase agreements
    (the purchase of publicly traded obligations not being considered the making of a loan).

(8) Lend its securities, except that the Fund may lend securities in compliance with non-fundamental restriction [6] below.

(9) Borrow amounts in excess of 10% of its total assets, taken at market value at the time of the borrowing, and then only from banks (and by entering into reverse repurchase agreements) as a temporary measure for extraordinary or emergency purposes, or to meet redemption requests that might otherwise require the untimely disposition of securities, and not for investment or leveraging. The Fund will not purchase additional securities when money borrowed exceeds 5% of total assets. For purposes of this restriction, entering into futures contracts or reverse repurchase agreements will not be deemed a borrowing.

(10) Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling shares of the Fund and except as it may be deemed such in a sale of restricted securities.

(11) Invest more than 10% of its total assets in repurchase agreements maturing in more than seven days, "small bank" certificates of deposit that are not readily marketable, and other illiquid investments.

(12) Enter into reverse repurchase agreements if the total of such investments would exceed 5% of the total assets of the Fund.

Summit Mutual Funds has also adopted the following additional investment restrictions that are not fundamental and may be changed by the Board of Directors without shareholder approval.
Under these restrictions, no Fund may:

(1) Participate on a joint (or a joint and several) basis in any trading account in securities (but this does not prohibit the "bunching" of orders for the sale or purchase of Fund securities with the other funds or with other accounts advised or sponsored by the Adviser or any of its affiliates to reduce brokerage commissions or otherwise to achieve best overall execution).

(2) Purchase or retain the securities of any issuer, if, to the knowledge of the Fund, officers and directors of the Fund, the Adviser or any affiliate thereof each owning beneficially more than 1/2% of one of the securities of such issuer, own in the aggregate more than 5% of the securities of such issuer.

(3) Purchase or sell interests in oil, gas, or other mineral exploration or development programs, or real estate mortgage loans, except that the Fund may purchase securities of issuers which invest or deal in any of the above, and except that the Fund may invest in securities that are secured by real estate mortgages. This restriction does not apply to obligations or other securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

(4) Invest in companies for the purpose of exercising control
    (alone or together with the other funds).

(5) Purchase securities of other investment companies with an aggregate value in excess of 5% of the Fund's total assets, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved, or by purchase of UITs designed to track the EAFE Index and only if immediately thereafter not more than 10% of the Fund's total assets, taken at market value, would be invested in such securities.

Summit Mutual Funds has also adopted the following additional investment restrictions that are not fundamental and may be changed by the Board of Directors without shareholder approval.
Under these restrictions:

The Fund may not:

(6) Lend portfolio securities with an aggregate value of more than 10% of its total assets.

(7) Invest more than 20% of its assets in futures contracts and/or options on futures contracts, except as a temporary investment strategy until the Fund reaches $50 million in net assets, the Fund may invest up to 100% of its assets in such futures and/or options contracts.

(8) Invest in options unless no more than 5% of its assets is paid for premiums for outstanding put and call options (including options on futures contracts) and unless no more than 25% of the Fund's assets consist of collateral for outstanding options.

If a percentage restriction (for either fundamental or nonfundamental policies) is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values of portfolio securities or amount of net assets shall not be considered a violation.

In addition to the investment restrictions described above, the Fund will comply with restrictions contained in any current insurance laws in order that the assets of The Union Central Life Insurance Company's separate accounts may be invested in Fund shares.

                       PORTFOLIO TURNOVER

The annual rate of portfolio turnover is calculated by dividing the lesser of purchases or sales of Fund securities during the fiscal year by the monthly average of the value of the Fund's securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Fund. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of the Fund's shares and by requirements which enable the Fund to receive certain favorable tax treatments. The portfolio turnover rates will, of course, depend in large part on the level of purchases and redemptions of shares of the Fund. Higher portfolio turnover can result in corresponding increases in brokerage costs to the Fund and its shareholders. However, because rate of portfolio turnover is not a limiting factor, particular holdings may be sold at any time, if investment judgment or Fund operations make a sale advisable. The annual portfolio turnover rate of the Fund is expected to be 25%.

                      MANAGEMENT OF THE FUND

Directors and Officers

The directors and executive officers of Summit Mutual Funds and their principal occupations during the past five years are set forth below. Unless otherwise noted, the address of each executive officer and director is 1876 Waycross Road, Cincinnati, Ohio 45240.


                         Position(s)
Name, Address            with         Principal Occupation(s)
and Age                  the Fund     During Past Five Years
-------------            -----------  ----------------------
George M. Callard, M.D.  Director     Professor of Clinical Surgery,
3021 Erie Avenue                      University of Cincinnati
Cincinnati, Ohio 45208
(Age 67)

Theodore H. Emmerich     Director     Consultant; former Partner,
1201 Edgecliff Place                  Ernst & Whinney, Accountants
Cincinnati, Ohio 45206
(74)

Richard H. Finan         Director     Attorney at Law; President of
1201 Edgecliff Place                  the Ohio State Senate
11137 Main Street
Cincinnati, Ohio 45241
(66)

Yvonne L. Gray           Director     Chief Operating Officer, United Way and
1400 Reading Road                     and Community Chest; prior thereto, Vice
Cincinnati, OH 45202                  President/Trust Operations Officer, Fifth
(50)                                  Third Bank

Jean Patrice             Director     Former Interim President, Cincinnati State
Harrington, S.C.                      Technical and Community College; Former
3217 Whitfield Avenue                 Executive Director, Cincinnati Youth
Cincinnati, Ohio 45220                Collaborative; President Emeritus
(78)                                  (formerly, President) College of
                                      Mount St. Joseph

Charles W. McMahon       Director     Retired Senior Vice President and Director,
19 Iron Woods Drive                   Union Central
Cincinnati, Ohio 45239
(81)

Harry Rossi*             Director     Director Emeritus, Union Central; Director,
8548 Wyoming Club Drive               Adviser; former Chairman, President and
Cincinnati, Ohio 45215                Chief Executive Officer, Union Central
(81)

Steven R. Sutermeister*  Director,    Senior Vice President, Union Central;
(47)                     President    President, Director and Chief Executive
                         and Chief    Officer, Adviser; Director, Carillon
                         Executive    Investments, Inc.
                         Officer

John F. Labmeier         Vice         Vice President, Associate General
(52)                     President    Counsel and Assistant Secretary,
                         and          Union Central; Vice President and
                         Secretary    Secretary, Carillon Investments, Inc.;
                                      Secretary, Adviser

Thomas G. Knipper        Controller   Treasurer, Adviser
(44)                     and
                         Treasurer

John M. Lucas            Assistant    Counsel and Assistant to Secretary,
(50)                     Secretary    Union Central

--------------
* Messrs. Rossi and Sutermeister are considered to be "interested persons" of the Fund (within the meaning of the Investment Company Act of 1940) because of their affiliation with the Adviser.

     All directors who are not "interested persons" of the Company are members of the Audit Committee.

     As of the date of this Statement of Additional Information, no officers or directors of Summit Mutual Funds owned 5% or more of any of the outstanding shares of any fund of Summit Mutual Funds. Directors who are not officers or employees of Union Central or Adviser are paid a fee plus actual out-of-pocket expenses by Summit Mutual Funds for each meeting of the Board of Directors attended. Total fees and expenses incurred for 2000 were $96,349.

                       Compensation Table

     (1)                (2)           (3)          (4)        (5)
Name of Person,      Aggregate     Pension or    Estimated   Total
Position             Compensation  Retirement    Annual      Compensation
                     From          Benefits      Benefits    From
                     Registrant    Accrued As    Upon        Registrant
                                   Part of Fund  Retirement  and Fund
                                   Expenses                  Complex
                                                             Paid to
                                                             Directors
--------------------------------------------------------------------------

George M. Callard,     $15,000        --            --         $15,000
M.D.*
Director

Theodore H. Emmerich   $16,400        --            --         $16,400
Director

Richard H. Finan       $16,000        --            --         $16,000
Director

Yvonne L. Gray         $16,000        --            --         $16,000
Director

Jean Patrice
Harrington, S.C.       $16,400        --            --         $16,400
Director

Charles W. McMahon*    $16,000        --            --         $16,000
Director

Harry Rossi              N/A          N/A           N/A         N/A
Director

Steven R. Sutermeister   N/A          N/A           N/A         N/A
Director


* Messrs. Callard and McMahon have deferred their compensation in past years. As of December 31, 2000, the total amount deferred, including interest, was as follows: Dr. Callard -
   $106,890; Mr. McMahon - $31,185.


Investment Adviser
Summit Mutual Funds has entered into an Investment Advisory Agreement ("Agreement") with Summit Investment Partners, Inc. ("Adviser"), whose principal business address is 312 Elm Street, Suite 2525,Cincinnati, Ohio 45202. The Adviser was incorporated under the laws of Ohio on August 18, 1986, and is a wholly-owned subsidiary of Union Central. Executive officers and directors of the Adviser who are affiliated with the Fund are: Steven R. Sutermeister, Director, President and Chief Executive Officer; Thomas G. Knipper, Treasurer; and John F. Labmeier, Secretary.

Pursuant to the Agreement, Summit Mutual Funds has retained the Adviser to manage the investment of each fund's assets, including the placing of orders for the purchase and sale of Fund securities. The Adviser is at all times subject to the direction and supervision of the Board of Directors of Summit Mutual Funds.

The Adviser continuously furnishes an investment program for each fund, is responsible for the actual management of each fund and has responsibility for making decisions to buy, sell or hold any particular security. The Adviser obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the funds in a manner consistent with their investment objectives, policies and restrictions. The Adviser considers analyses from various sources, makes necessary investment decisions and effects transactions accordingly. The Adviser also performs certain administrative functions for Summit Mutual Funds. The Adviser may utilize the advisory services of subadvisers for one or more of the Portfolios.

Payment of Expenses
Under the terms of the Agreement, in addition to managing Summit Mutual Funds' investments, the Adviser, at its expense, maintains certain of Summit Mutual Funds' books and records (other than those provided by Firstar Mutual Fund Services, LLC, by agreement) and furnishes such office space, facilities, equipment, and clerical help as Summit Mutual Funds may reasonably require in the conduct of business. In addition, the Adviser pays for the services of all executive, administrative, clerical, and other personnel, including officers of Summit Mutual Funds, who are employees of Union Central. The Adviser also bears the cost of telephone service, heat, light, power and other utilities provided to Summit Mutual Funds. Expenses not expressly assumed by the Adviser under the Agreement will be paid by Summit Mutual Funds.

Each Portfolio pays all other expenses incurred in its operation and a portion of Summit Mutual Funds' general administration expenses allocated on the basis of the asset size of the respective funds. Expenses other than the Adviser's fee that are borne directly and paid individually by a fund include, but are not limited to, brokerage commissions, dealer markups, expenses incurred in the acquisition of fund securities, transfer taxes, transaction expenses of the custodian, royalty or license fees, pricing services used by only one or more funds, and other costs properly payable by only one or more funds. Expenses which are allocated on the basis of size of the respective funds include custodian (portion based on asset size), dividend disbursing agent, transfer agent, bookkeeping services (except annual per fund base charge), pricing, shareholder's and directors' meetings, directors' fees, proxy statement and Prospectus preparation, registration fees and costs, fees and expenses of legal counsel not including employees of the Adviser, membership dues of industry associations, postage, insurance premiums including fidelity bond, and all other costs of Summit Mutual Funds' operation properly payable by Summit Mutual Funds and allocable on the basis of size of the respective funds. The Adviser will pay any expenses of the Fund, other than the advisory fees for the Fund, to the extent that such expenses exceed .69% of the Fund's net assets.

Depending on the nature of a legal claim, liability or lawsuit, litigation costs, payment of legal claims or liabilities and any indemnification relating thereto may be directly applicable to a fund or allocated on the basis of the size of the respective funds. The directors have determined that this is an appropriate method of allocation of expenses.

Advisory Fee
As full compensation for the services and facilities furnished to the Funds and expenses of the Funds assumed by the Adviser, the Funds pay the Adviser monthly compensation calculated daily as described on page 9 of the Prospectus.

Investment Advisory Agreement
The Investment Advisory Agreement was initially approved by Summit Mutual Funds' Board of Directors, including a majority of the directors who are not interested persons of the Adviser, on March 22, 1984. Unless earlier terminated as described below, the Agreement will continue in effect from year to year if approved annually: (a) by the Board of Directors of Summit Mutual Funds or by a majority of the outstanding shares of Summit Mutual Funds, including a majority of the outstanding shares of each fund; and (b) by a majority of the directors who are not parties to such contract or interested persons (as defined by the Investment Company Act of 1940) of any such party. The Agreement is not assignable and may be terminated without penalty by Summit Mutual Funds on 60 days notice, and by the Adviser on 90 days notice. On February 26, 2001 the Agreement was approved for continuance for one (1) year by the Board of Directors by unanimous vote of those present, including a majority of the directors who are not parties to such contract or interested persons of any such party.

On May 8, 2000, the Board of Directors took steps to activate the Fund by authorizing the issuance of shares of those Funds. On November 10, 2000, the Board of Directors also approved an amendment to the Investment Advisory Agreement making the Agreement applicable to the Fund, and specifying the advisory fee payable by it. The board determined that the amendment did not affect the interests of the classes of Summit Mutual Funds shares other than the shares of the Fund and that therefore only the holders of shares of the Fund were entitled to vote on the amendment. It is anticipated that the sole shareholder of the Fund will approve the Agreement as amended on or about December 26, 2000.

The Investment Advisory Agreement provides that the Adviser shall not be liable to Summit Mutual Funds or to any shareholder for any error of judgment or mistake of law or for any loss suffered by Summit Mutual Funds or by any shareholder in connection with matters to which the Investment Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard on the part of the Adviser in the performance of its duties thereunder. In the case of administration services, the Adviser will be held to a normal standard of liability.

The Agreement in no way restricts the Adviser from acting as investment manager or adviser to others.

If the question of continuance of the Agreement (or adoption of any new Agreement) is presented to shareholders, continuance (or adoption) with respect to a Fund shall be effective only if approved by a majority vote of the outstanding voting securities of that Fund. If the shareholders of any one or more of the funds should fail to approve the Agreement, the Adviser may nonetheless serve as an adviser with respect to any fund whose shareholders approved the Agreement.

Investment Subadvisory Agreement
The agreement between the Adviser and World Asset Management, L.L.C. as subadviser for the Fund was approved by the Summit Mutual Fund's Board of Directors on November 10, 2000, including an affirmative vote of a majority of the disinterested directors. Although the Fund is not a party to this Subadvisory Agreement, the Agreement provides that continuation and termination are subject to the same requirements as the Investment Advisory Agreement between the Adviser and the Fund. World Asset Management is subject to the same control and supervision by Summit Mutual Fund's Board of Directors as is the Adviser. The Adviser will pay World Asset Management a monthly fee computed on a daily basis, at an annual rate of .10% of the current value of the Fund's net assets. The fee is paid by the Adviser, not the Fund. The sole shareholder of the Fund approved the Investment Subadvisory Agreement on December 26, 2000.

Service Agreement
Under a Service Agreement between the Adviser and Union Central, Union Central has agreed to make available to the Adviser the services of certain employees of Union Central on a part-time basis for the purpose of better enabling the Adviser to fulfill its obligations to Summit Mutual Funds under the Agreement. Pursuant to the Service Agreement, the Adviser shall reimburse Union Central for all costs allocable to the time spent on the affairs of the Adviser by the employees provided by Union Central. In performing their services for the Adviser pursuant to the Service Agreement, the specified employees shall report and be solely responsible to the officers and directors of the Adviser or persons designated by them. Union Central shall have no responsibility for the investment recommendations or decisions of the Adviser. The obligation of performance under the Agreement is solely that of the Adviser and Union Central undertakes no obligation in respect thereto except as otherwise expressly provided in the Service Agreement. The Service Agreement was approved by the shareholders of the funds on December 26, 2000.

Securities Activities of Adviser
Securities held by Summit Mutual Funds may also be held by Union Central or by other separate accounts or mutual funds for which the Adviser acts as an adviser. Because of different investment objectives or other factors, a particular security may be bought by Union Central or by the Adviser or for one or more of its clients, when one or more other clients are selling the same security. If purchases or sales of securities for one or more of the funds or other clients of the Adviser or Union Central arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the funds, Union Central, and other clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

On occasions when the Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Fund (or for two or more funds) with those to be sold or purchased for other accounts or companies in order to obtain more favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the fund(s) and to such other accounts or companies. In some cases this procedure may adversely affect the size of the position obtainable for a fund.

Code of Ethics
The Adviser, as well as Summit Mutual Funds, has adopted a code of ethics under Rule 17j-1 of the Investment Company Act of 1940. Employees of the Adviser are permitted to make personal securities transactions, subject to the requirements and restrictions set forth in the Adviser's code of ethics. The code of ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as the Funds. Among other things, the code of ethics, which generally complies with standards recommended by the Investment Company Institute's Advisory Group on Personal Investing, prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and monthly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the code of ethics may be granted in particular circumstances after review by appropriate personnel.

               DETERMINATION OF NET ASSET VALUE

     As described on page 10 of the Prospectus, the net asset value of shares of the Fund is determined once daily, Monday through Friday as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time), when there are purchases or redemptions of Fund shares, except: (i) when the New York Stock Exchange is closed (currently New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day); and (ii) any day on which changes in the value of the Fund securities of the Fund will not materially affect the current net asset value of the shares of the Fund.

     Securities held by the Fund, except for money market instruments maturing in 60 days or less, will be valued as follows: Securities which are traded on stock exchanges (including securities traded in both the over-the-counter market and on exchange), or listed on the Nasdaq National Market System, are valued at the last sales price as of the close of the New York Stock Exchange on the day the securities are being valued, or, lacking any sales, at the closing bid prices. Securities traded only in the over-the-counter market are valued at the last bid prices quoted by brokers that make markets in the securities at the close of trading on the New York Stock Exchange. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

     Money market instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis. Under this method of valuation, the instrument is initially valued at cost (or in the case of instruments initially valued at market value, at the market value on the day before its remaining maturity is such that it qualifies for amortized cost valuation); thereafter, the Fund assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument.

                 PURCHASE AND REDEMPTION OF SHARES

     The Fund offers shares of the Summit Pinnacle Series of Portfolios, without sales charge, only to separate accounts of The Union Central Life Insurance Company and other affiliated or unaffiliated life insurance companies. It is possible that at some later date the Fund may offer shares to other investors.

     Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. The right to redeem shares or to receive payment with respect to any redemption may only be suspended for any period during which: (a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or such exchange is closed for other than weekends and holidays; (b) an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal of Fund securities or determination of the net asset value of the Fund is not reasonably practicable; and the Securities and Exchange Commission by order permits postponement for the protection of shareholders.

                             TAXES

     Each fund of Summit Mutual Funds will be treated as a separate entity for federal income tax purposes. Each fund has qualified and has elected to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If a fund qualifies as a "regulated investment company" and complies with the provisions of the Code by distributing substantially all of its net income (both ordinary income and capital gain), the fund will be relieved from federal income tax on the amounts distributed.

     The discussion of "Taxes" in the Prospectus, in conjunction with the foregoing, is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect as interpreted by the Courts and the Internal Revenue Service. For a discussion of tax consequences to owners of annuity contracts, see the Prospectus for those contracts.

                FUND TRANSACTIONS AND BROKERAGE

     The Adviser is primarily responsible for the investment decisions of the Fund, including decisions to buy and sell securities, the selection of brokers and dealers to effect the transactions, the placing of investment transactions, and the negotiation of brokerage commissions, if any. The Fund has no obligation to deal with any dealer or group of dealers in the execution of transactions in Fund securities. In placing orders, it is the policy of the Fund to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commission, if any, size of the transaction, and difficulty of execution. While the Adviser generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available.

     If the securities in which the Fund invests are traded primarily in the over-the-counter market, where possible the Fund will deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of Fund securities transactions will consist primarily of brokerage commission or dealer or underwriter spreads.

     While the Adviser seeks to obtain the most favorable net results in effecting transactions in the Fund securities, brokers who provide supplemental investment research to the Adviser may receive orders for transactions by the Fund. Such supplemental research service ordinarily consists of assessments and analyses of the business or prospects of a company, industry, or economic sector. If, in the judgment of the Adviser, the Fund will be benefited by such supplemental research services, the Adviser is authorized to pay commissions to brokers furnishing such services which are in excess of commissions which another broker may charge for the same transaction. Information so received will be in addition to and not in lieu of the services required to be performed by the Adviser under its Investment Advisory Agreement. The expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. In some cases, the Adviser may use such supplemental research in providing investment advice to its other advisory accounts.

                       GENERAL INFORMATION

Capital Stock
Summit Mutual Funds is a mutual fund. Its board of directors is responsible for supervising its business affairs and investments, which are managed on a daily basis by the Adviser. Summit Mutual Funds was incorporated under the laws of the State of Maryland on January 30, 1984. Summit Mutual Funds is a series fund with twenty six classes of stock, one for each portfolio (three of which are no longer offered to shareholders. The authorized capital stock of Summit Mutual Funds consists of 700,000,000 shares of common stock, par value ten cents ($0.10) per share. The shares of the authorized capital stock are currently divided into the following classes:

Fund                                 Authorized Capital Stock
----                                 ------------------------
Summit Pinnacle Series
Zenith Portfolio                        40,000,000 shares
Bond Portfolio                          30,000,000 shares
Capital Portfolio*                      30,000,000 shares
S&P 500 Index Portfolio                 30,000,000 shares
Micro-Cap Portfolio*                    20,000,000 shares
S&P MidCap 400 Index Portfolio          20,000,000 shares
Balanced Index Portfolio                20,000,000 shares
Lehman Aggregate Bond Index Portfolio   20,000,000 shares
Russell 2000 Small Cap Index Portfolio  20,000,000 shares
Nasdaq-100 Index Portfolio              20,000,000 shares
EAFE International Index Portfolio      20,000,000 shares

Summit Apex Series
Money Market Fund                       150,000,000 shares
S&P 500 Index Fund                      20,000,000 shares
S&P MidCap 400 Index Fund               20,000,000 shares
Russell 2000 Small Cap Index Fund       20,000,000 shares
Balanced Index Fund                     20,000,000 shares
Nasdaq-100 Index Fund                   20,000,000 shares
Lehman Aggregate Bond Index Fund        20,000,000 shares
Micro-Cap Fund*                         20,000,000 shares
Bond Fund                               20,000,000 shares
Everest Fund                            20,000,000 shares
Total Social Impact Fund                20,000,000 shares
Short-term Government Fund              20,000,000 shares
High Yield Bond Fund                    20,000,000 shares
Emerging Markets Bond Fund              20,000,000 shares
EAFE International Index Fund           20,000,000 shares

* The Capital Portfolio, Micro-Cap Portfolio and Micro-Cap Fund are no longer offered to shareholders.

The Board of Directors may change the designation of any fund and may increase or decrease the number of authorized shares of any fund, but may not decrease the number of authorized shares of any fund below the number of shares then outstanding.

Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective fund and, upon liquidation or dissolution, in net assets of such fund remaining after satisfaction of outstanding liabilities.

Voting Rights
In accordance with an amendment to the Maryland General Corporation Law, the Board of Directors of Summit Mutual Funds has adopted an amendment to its Bylaws providing that unless otherwise required by the Investment Company Act of 1940, Summit Mutual Funds shall not be required to hold an annual shareholder meeting unless the Board of Directors determines to hold an annual meeting. Summit Mutual Funds intends to hold shareholder meetings only when required by law and such other times as may be deemed appropriate by its Board of Directors.

All shares of common stock have equal voting rights (regardless of the net asset value per share) except that on matters affecting only one fund, only shares of the respective fund are entitled to vote. The shares do not have cumulative voting rights. Accordingly, the holders of more than 50% of the shares of Summit Mutual Funds voting for the election of directors can elect all of the directors of Summit Mutual Funds if they choose to do so and in such event the holders of the remaining shares would not be able to elect any directors.

Matters in which the interests of all funds are substantially identical (such as the election of directors or the approval of independent public accountants) will be voted on by all shareholders without regard to the separate funds. Matters that affect all funds but where the interests of the funds are not substantially identical (such as approval of the Investment Advisory Agreement) would be voted on separately by each fund. Matters affecting only one fund, such as a change in its fundamental policies, are voted on separately by that fund.

Matters requiring separate shareholder voting by fund shall have been effectively acted upon with respect to any fund if a majority of the outstanding voting securities of that fund votes for approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other fund; or (2) the matter has not been approved by a majority of the outstanding voting securities of Summit Mutual Funds.

The phrase "a majority of the outstanding voting securities" of a fund (or of Summit Mutual Funds) means the vote of the lesser of:
(1) 67% of the shares of the fund (or Summit Mutual Funds) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the fund (or Summit Mutual Funds).

It is anticipated that Union Central will have voting control of Summit Mutual Funds. With voting control, Union Central could make fundamental and substantial changes (such as electing a new Board of Directors, changing the investment adviser or advisory fee, changing a Fund's fundamental investment objectives and policies, etc.) regardless of the views of Contract Owners. However, under current interpretations of presently applicable law, Contract Owners are entitled to give voting instructions with respect to Fund shares held in registered separate accounts and therefore all Contract Owners would receive advance notice before any such changes could be made.

Additional Information
This Statement of Additional Information and the Prospectus do not contain all the information set forth in the registration statement and exhibits relating thereto, which Summit Mutual Funds has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, to which reference is hereby made.

                      INDEPENDENT AUDITORS

The financial statements of Summit Mutual Funds have been audited by Deloitte & Touche LLP, Two Prudential Plaza, 180 North Stetson
Avenue, Chicago, Illinois 60601-6779.

                    APPENDIX A: DISCLAIMER

 This fund is not sponsored, endorsed, sold or promoted by MSCI or any affiliate of MSCI. Neither MSCI nor any other party makes any representation or warranty, express or implied, to the owners of this fund or any member of the public regarding the advisability of investing in funds generally or in this fund particularly or the ability of the EAFE index to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the EAFE index which is determined, composed and calculated by MSCI without regard to the issuer of this fund. MSCI has no obligation to take the needs of the issuer of this fund or the owners of this fund into consideration in determining, composing or calculating the EAFE index. MSCI is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of this fund to be issued or in the determination or calculation of the equation by which this fund is redeemable for cash. Neither MSCI nor any other party has any obligation or liability to owners of this fund in connection with the administration, marketing or trading of this fund.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NEITHER MSCI NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MSCI HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MSCI OR ANY OTHER PARTY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                           PART C


                    OTHER INFORMATION

                     SUMMIT MUTUAL FUNDS, INC.

PART C - OTHER INFORMATION

Item 23.  Exhibits

All references are to Registrant's Registration Statement on Form
N-1A (Registration No. 2-90309)

(a) Articles of Incorporation of Summit Mutual Funds, Inc. - previously filed (initial filing on April 3, 1984)
(b) By-laws of Summit Mutual Funds, Inc. - previously filed (initial filing on April 3 1984)
(c) Not Applicable
(d) (1) Investment Advisory Agreement - previously filed (initial filing on April 3, 1984)
    (2) Amendment to Investment Advisory Agreement - previously filed (Post-Effective Amendment No. 3 - May 1, 1987)
    (3) Amendment to Investment Advisory Agreement - previously filed (Post-Effective Amendment No. 15 - May 1, 1996)
    (4) Subadvisory Agreement - Scudder Kemper Investments, Inc. agreement: previously filed (Post-Effective Amendment No. 29 - June 26, 2000); World Asset Management, L.L.C. agreement: previously filed (Post-Effective Amendment No. 31 - Janaury 31, 2001
(e) Distribution Agreement - previously filed (Post-Effective Amendment No. 26 - April 12, 2000)
(f) Not Applicable
(g) (1) Custodian Agreement - previously filed (Post-Effective Amendment No. 6 - May 1, 1990)
    (2) Portfolio Accounting Agreement - previously filed (Post-Effective Amendment No. 6 - May 1, 1990)
(h) (1) Transfer Agency Agreement - previously filed (Post-Effective Amendment No. 6 - May 1, 1990)
    (2) Service Agreement - previously filed (Post-Effective Amendment No. 9 - May 1, 1992)
(i) Opinion and consent of counsel - previously filed (Pre-Effective Amendment No. 1 - July 2 , 1984)
(j) Consent of Deloitte & Touche, LLC - filed herewith
(k) Not Applicable
(l) Letter regarding initial capital - previously filed (Pre-Effective Amendment No. 1 - July 2, 1984)
(m) Not Applicable
(n) Not applicable
(o) Not Applicable
(p) Code of Ethics - previously filed (Post-Effective Amendment No. 27 - April 28, 2000)

Item 24.  Persons Controlled by or Under Common Control with
Registrant

The Union Central Life Insurance Company ("Union Central") provided the initial investment in Summit Mutual Funds, Inc. Union Central votes the shares of the Fund held with respect to registered variable contracts in accordance with instructions received from such variable contract owners. Shares of the Fund held in unregistered separate accounts and in its general assets are voted by Union Central in its discretion.

Set forth below is a chart showing the entities controlled by Union Central, the jurisdictions in which such entities are organized, and the percentage of voting securities owned by the person immediately controlling each such entity.

         THE UNION CENTRAL LIFE INSURANCE COMPANY, its Subsidiaries and Affiliates

I.   The Union Central Life Insurance Company (Ohio)

     A. Carillon Investments, Inc. (Ohio) -100% owned

     B. Carillon Marketing Agency, Inc. (Delaware) -100% owned

        a. Carillon Marketing Agency of Alabama, Inc. (Alabama)
           - 100% owned

        b. Carillon Marketing Agency of Idaho, Inc. (Idaho)
           -100% owned

        c. Carillon Marketing Agency of Kentucky, Inc. (Kentucky)
           - 100 owned

        d. Carillon Marketing Agency of Maine, Inc. (Maine) -
           100% owned

        e. Carillon Insurance Agency of Massachusetts, Inc.
           (Massachusetts) 100% owned

        f. Carillon Marketing Agency of New Mexico, Inc. (New
           Mexico) - 100% owned

        g. Carillon Marketing Agency of Ohio, Inc. (Ohio) -100% owned

        h. Carillon Marketing Agency of Pennsylvania, Inc.
           (Pennsylvania) - 100% owned

        i. Carillon Marketing Agency of Texas, Inc. (Texas) -
           100% owned

        j. Carillon Marketing Agency of Wyoming, Inc. (Wyoming) -
           100% owned

     C. Summit Investment Partners, Inc. (Ohio) -100% owned

     D. Family Enterprise Institute, Inc. (Delaware) -100% owned

     E. PRBA, Inc. (California) - 100% owned

        a. Price, Raffel & Browne Administrators, Inc. (Delaware)
           - 100% owned

     F. B&B Benefits Administration, Inc. (California) - 100% owned

     G. Summit Investment Partners, LLC (Ohio) - 100% owned

        a. First Summit Capital Management (Ohio) - 51% owned


II.  Summit Mutual Funds, Inc. (Maryland)  - At December 31,
     2000, The Union Central Life Insurance Company owned 99% of the outstanding shares of Summit Mutual Funds, Inc.

III. Summit Investment Trust (Massachusetts) - a mutual fund whose investment adviser is First Summit Capital Management.

Item 25. Indemnification

See Exhibits (a) and (b).

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.  Business and other Connections of Investment Adviser

Information regarding the officers and directors of Summit
Investment Partners, Inc. ("SIPI") and their business, profession or employment of a substantial nature during the last two years is set forth below. The address of all the persons listed below is 1876 Waycross Road, Cincinnati, Ohio 45240.

Name and           Position with   Principal Occupation(s)
Address            the Adviser     During Past Two Years
--------           -------------   ------------------------
Steven R.          Director,       Senior Vice President, Union Central;
Sutermeister       President       Director, President and Chief
                   and Chief       Executive Officer, Summit Group of Mutual
                   Executive       Funds; Director, Carillon Investments,
                   Officer         Inc.

John H. Jacobs     Director        President and Chief Executive Officer,
                                   Union Central; prior thereto, President
                                   and Chief Operating Officer, Union Central

D. Stephen Cole    Vice President  Vice President, Union Central

Thomas G. Knipper  Treasurer       Controller and Treasurer, Summit Group of
                                   Mutual Funds

John F. Labmeier   Secretary       Vice President, Associate General Counsel
                                   and Assistant Secretary, Union Central;
                                   Vice President and Secretary, Summit Group
                                   of Mutual Funds and Carillon Investments,
                                   Inc.

John M. Lucas      Assistant       Second Vice President, Counsel and
                   Secretary       Assistant Secretary, Union Central; prior
                                   thereto, Counsel and Assistant to
                                   Secretary, Union Central

Item 27.  Principal Underwriters

(a) Carillon Investments, Inc., the principal underwriter for Summit Mutual Funds, Inc., also acts as principal underwriter for Carillon Account and Carillon Life Account.

(b) The officers and directors of Carillon Investments, Inc. and their positions, if any, with Registrant are shown below. The business address of each is 1876 Waycross Road, Cincinnati, Ohio 45240.

Name and Position with
Carillon Investments, Inc.    Position with Registrant
Gary T. Huffman               None
Director

Elizabeth G. Monsell          None
Director and President

Harry Rossi                   Director
Director

Steven R. Sutermeister        Director, President and
Director                      Chief Executive Officer


Kevin W. O'Toole              None
Vice President

Connie S. Grosser             None
Vice President, Operations
and Treasurer

Bernard A. Breton             None
Vice President and
Compliance Officer

John F. Labmeier              Vice President and Secretary
Vice President and Secretary

John M. Lucas                 Assistant Secretary
Assistant Secretary

John R. Feldman               None
Assistant Vice President

Melissa A. MacKendrick        None
Assistant Treasurer

(c) Not applicable.

Item 28.  Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder will be maintained at the offices of the Fund or at Firstar Mutual Fund
Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701.

Item 29.  Management Services

All management-related service contracts are discussed in Part A or B of this Registration Statement.

Item 30.  Undertakings

Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of its latest annual report to shareholders, upon request and without charge.

                            SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Summit Mutual Funds, Inc., certifies that it meets all of the requirements for effectiveness of this Post-effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati, State of Ohio on the 30th day of April, 2001.


                                    SUMMIT MUTUAL FUNDS, INC.


Attest:  /s/ John F. Labmeier    By:  /s/ Steven R. Sutermeister
                               Steven R. Sutermeister, President

Pursuant to the requirements of the Securities Act of 1933, this Post-effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                         Title                           Date

/s/Steven R. Sutermeister         President and Director          04/30/2001
Steven R. Sutermeister            (Principal Executive Officer)

/s/Thomas G. Knipper              Controller and Treasurer        04/30/2001
Thomas G. Knipper                 (Principal Financial
                                  and Accounting Officer)

*/s/ George M. Callard, M.D.        Director                      04/30/2001


*/s/ Theodore H. Emmerich           Director                      04/30/2001
Theodore H. Emmerich

*/s/ Richard H. Finan               Director                      04/30/2001
Richard H. Finan

*/s/ Jean Patrice Harrington, S.C.  Director                      04/30/2001
Jean Patrice Harrington, S.

*/s/ Charles W. McMahon             Director                      04/30/2001
Charles W. McMahon

*/s/ Harry Rossi                    Director                      04/30/2001
Harry Rossi

*/ By John F. Labmeier, pursuant to Power of Attorney previously filed.

                   TABLE OF EXHIBITS


     (j)    Consent of Deloitte & Touche LLP





	SMFI-304